UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

SWARMER, INC

(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☐
No fee required

☐
Fee paid previously with preliminary materials

☒
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Swarmer, Inc
4515 Seton Center Pkwy #330
Austin, TX 78759
(512) 305-3513
           , 2026
To Our Stockholders:
You are cordially invited to attend a virtual special meeting of stockholders (the “Special Meeting”) of Swarmer, Inc, a Delaware corporation (the “Company”), to be held on October 30, 2026, at 10:00 a.m., Eastern Time.
At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the issuance of shares of our common stock, par value $0.00001 per share (the “Common Stock”), in connection with the Company’s proposed acquisition of LIMITED LIABILITY COMPANY “JK LAND VEHICLES”, a limited liability company existing under the laws of Ukraine, identification code 45018662 (“Ratel Robotics”) (the “Acquisition”), pursuant to the terms of that certain Participatory Interests Purchase Agreement, dated as of September 9, 2026 (the “Purchase Agreement”), by and among the Company, Ratel Robotics and the sellers named therein.
The attached Notice of Special Meeting of Stockholders and the accompanying proxy statement (the “Proxy Statement”), more fully describe the business we will conduct at the Special Meeting and provide information about us that you should consider when you vote your shares.
When you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in the Proxy Statement. You may change or revoke your proxy at any time before it is voted at the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone, or mail to ensure that your shares will be represented and voted at the Special Meeting and the presence of a quorum.
Our Board of Directors (the “Board”) has determined that the Acquisition and the issuance of Common Stock in connection therewith are advisable and in the best interests of the Company and its stockholders, and recommends that you vote “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.
Thank you for your ongoing support. We look forward to your participation in the Special Meeting.
Sincerely,
Alexander Fink
Chief Executive Officer (U.S.) and President

PRELIMINARY PROXY MATERIALS FILED PURSUANT TO RULE 14a-6(a)
SUBJECT TO COMPLETION, DATED SEPTEMBER 25, 2026
Swarmer, Inc
4515 Seton Center Pkwy #330
Austin, TX 78759
(512) 305-3513
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on OCTOBER 30, 2026
To the Stockholders of Swarmer, Inc:
We cordially invite you to attend the Special Meeting of Stockholders (the “Special Meeting”) of Swarmer, Inc, a Delaware corporation (the “Company,” “Swarmer,” “we” or “us”), to be held on October 30, 2026 at 10:00 a.m., Eastern Time via live audio webcast at www.virtualshareholdermeeting.com/SWMR2026SM, where you will be able to listen to the meeting live, submit questions, and vote online.
The Special Meeting is being held for the following purposes:
1.
To approve, for purposes of complying with the stockholder approval requirements of Nasdaq Listing Rule 5635(a), the issuance of up to 5,487,067 shares of Common Stock, consisting of 1,064,942 shares of Common Stock issued at the closing of the Acquisition and up to 4,422,125 shares issuable upon Ratel Robotics’ achievement of certain earnout targets, in connection with the Company’s acquisition of Ratel Robotics pursuant to the Purchase Agreement, by and among the Company and the sellers named therein, a copy of which is attached to this Proxy Statement as Annex A (the “Share Issuance Proposal”);

2.
To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal (the “Adjournment Proposal”); and

3.
To transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The foregoing proposals are more fully described in the Proxy Statement, which forms a part of this Notice of Special Meeting of Stockholders and which also includes, as Annex A, a copy of the Purchase Agreement. We urge you to carefully read the Proxy Statement in its entirety, including the Annex.
The Board and management have fixed the close of business on September 11, 2026 as the record date (the “Record Date”) for the determination of stockholders who will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Only holders of our outstanding Common Stock as of the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. As of the Record Date, 16,610,264 shares of Common Stock were issued and outstanding.
The Special Meeting will be held entirely online in a virtual meeting format only, with no physical in-person meeting, to allow greater participation. Stockholders attending the Special Meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting. To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
YOUR VOTE IS IMPORTANT
All stockholders are cordially invited to attend the Special Meeting virtually. However, to ensure your representation at the Special Meeting, you are urged to vote by Internet, telephone, or postal mail in advance of the Special Meeting, as promptly as possible. Submitting your votes in advance of the Special Meeting assures that a quorum will be present at the Special Meeting. Any stockholder attending the Special Meeting virtually may vote at the Special Meeting, even if he or she has returned a proxy prior to the Special Meeting.

Whether or not you expect to attend the Special Meeting virtually, we urge you to vote your shares in advance, as promptly as possible, so that your shares may be represented and voted at the Special Meeting. If your shares are held in the name of a bank, broker, or other nominee, please follow the instructions on the voting instruction card furnished by the record holder.
Our Board of Directors recommends that you vote “FOR” Proposal No. 1 (the Share Issuance Proposal) and “FOR” Proposal No. 2 (the Adjournment Proposal), each of which is described in the accompanying Proxy Statement.
By Order of the Board of Directors,
Alexander Fink
Chief Executive Officer (U.S.) and President
           , 2026
Austin, TX

i

PRELIMINARY PROXY MATERIALS FILED PURSUANT TO RULE 14a-6(a)
SUBJECT TO COMPLETION, DATED SEPTEMBER 25, 2026
SWARMER, INC
4515 Seton Center Pkwy #330
Austin, TX 78759
(512) 305-3513
PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 30, 2026
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Swarmer, Inc, a Delaware corporation (the “Company,” “Swarmer,” “we,” “us” or “our”), for use at the Special Meeting of Stockholders (the “Special Meeting”) of the Company, and any postponements or adjournments thereof. The Special Meeting will be held on October 30, 2026 at 10:00 a.m., Eastern Time, via live audio webcast at www.virtualshareholdermeeting.com/SWMR2026SM, where you will be able to listen to the meeting live, submit questions, and vote online.
We are providing these proxy materials to our stockholders in connection with the solicitation of proxies for use at the Special Meeting to be held on October 30, 2026 for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.
The information provided under “Important Information About the Special Meeting and Voting” below is for your convenience only. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.
We anticipate that this Proxy Statement, the Notice of Special Meeting of Stockholders, and form of proxy card will be mailed to our stockholders commencing on or about         , 2026.

ii

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON OCTOBER 30, 2026
This Proxy Statement, form of proxy card, and other Special Meeting materials are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/SWMR2026SM. To view these materials please have your control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
If you are a registered holder, your virtual control number will be on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to access the special meeting.
Additionally, you can find a copy of our Proxy Statement and form of proxy card on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at https://www.swarmer.com. You may also obtain an additional printed copy of the Proxy Statement, free of charge, from us by sending a written request to: Corporate Secretary, Swarmer, Inc, 4515 Seton Center Pkwy #330, Austin, TX 78759.

iii

SUMMARY TERM SHEET
This summary term sheet, together with the sections entitled “Important Information About the Special Meeting and Voting” and “Summary of the Proxy Statement,” summarizes certain information contained in this Proxy Statement, but does not contain all of the information that is important to you. You should carefully read this entire Proxy Statement, including Annex A, for a more complete understanding of the matters to be considered at the Special Meeting.
•
Swarmer, Inc, a Delaware corporation, which we refer to as “we,” “us,” “our,” or the “Company,” is a defense technology company that specializes in vendor-agnostic software which allows one operator to intuitively control hundreds of autonomous platforms in real time, with its primary mission areas including autonomous swarm coordination, integration of multi-domain unmanned systems and AI-powered autonomy software for distributed operations. The Company, incorporated in May 2023, maintains operations and teams in Ukraine, Poland and Estonia.

•
As of September 11, 2026, the Record Date for the Special Meeting, there were 16,610,264 shares of Common Stock issued and outstanding.

•
For information about Ratel Robotics, please see the sections entitled “Information About Ratel Robotics” and “Ratel Robotics Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the financial statements described under “Index to Consolidated Financial Information of Ratel Robotics.”

•
On September 9, 2026, the Company entered into a Participatory Interests Purchase Agreement (the “Purchase Agreement”) with Taras Ihorovych Ostapchuk (“Ostapchuk”), Mykola Oleksandrovych Paliienko (“Paliienko”), Taras Ivanovych Murashko (Murashko”) and Denys Volodymyrovych Gorovyi (together with Ostapchuk, Paliienko and Murashko, the “Indirect Sellers”), and the direct sellers party thereto from time to time pursuant to joinders to the Purchase Agreement (collectively, the “Direct Sellers” and, together with the Indirect Sellers, the “Sellers”) to purchase from the Direct Sellers all of the participatory interests in LIMITED LIABILITY COMPANY “JK LAND VEHICLES”) (d/b/a Ratel Robotics, a limited liability company existing under the laws of Ukraine, identification code 45018662 (“Ratel Robotics”), which together comprise 100% of its charter capital. For more information about the Acquisition and the Purchase Agreement, please see the section entitled “Proposal No. 1 — The Share Issuance Proposal — Summary of the Proposed Acquisition.”

•
Subject to the terms and conditions of the Purchase Agreement, the Company will pay consideration to the Sellers for the Acquisition of (i) an estimated $7.2 million in cash at the closing of the Acquisition (the “Closing”), subject to certain adjustments as provided in the Purchase Agreement, (ii) 1,064,942 shares of Common Stock (such shares of Common Stock issued at Closing, the “Closing Stock Consideration”), to be issued to the Direct Sellers at the Closing, (iii) up to $7.2 million payable following the Closing if certain revenue and operating income targets are achieved for the fiscal year ending December 31, 2026 and (iv) up to 4,422,125 shares of Common Stock issuable to the Direct Sellers following the Closing, if certain revenue and operating income targets are achieved for each of the fiscal years ending December 31, 2026, 2027 and 2028 (the “Stock Earnout Consideration” and together with the Closing Stock Consideration, the “Stock Consideration”). For more information about the Acquisition and the Purchase Agreement, please see the section entitled “Proposal No. 1 — The Share Issuance Proposal — Summary of the Proposed Acquisition.”

•
Our management and Board considered various factors in determining whether to approve the Acquisition. For more information about the Board’s reasons for approving the Acquisition, see the section entitled “Proposal No. 1 — The Share Issuance Proposal — The Board’s Reasons for Approving the Acquisition.”

•
At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon a proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of the Stock Consideration pursuant to the Purchase Agreement (the “Share Issuance Proposal”). In addition to voting on the Share Issuance Proposal at the Special Meeting, the stockholders of the Company will be asked to vote on a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Share Issuance Proposal or if a quorum is not present (the “Adjournment Proposal”). Please see the sections entitled “Proposal No. 1 — The Share Issuance Proposal” and “Proposal No. 2 — The Adjournment Proposal.” The Acquisition is conditioned on, among other things, the approval of the Share Issuance Proposal at the Special Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this Proxy Statement.
•
Unless waived by the parties to the Purchase Agreement, and subject to applicable law, the closing of the Acquisition is subject to a number of conditions set forth in the Purchase Agreement in addition to approval of the Share Issuance Proposal, including, among others, (a) if required, the approval, clearance or non-objection of the Antimonopoly Committee of Ukraine (“AMC”) with respect to the Acquisition and the restrictive covenants in the Purchase Agreement to the extent covering the territory of Ukraine, (b) Ratel Robotics and Ostapchuk having executed an employment agreement in a form contemplated by the Purchase Agreement and (c) the absence of any order or law making the consummation of the transactions illegal or any pending action seeking to restrain, prohibit or delay the transactions. For more information about the closing conditions to the Acquisition, please see the section entitled “Proposal No. 1 — The Share Issuance Proposal — Summary of the Proposed Acquisition — Conditions to Closing.”

•
The Purchase Agreement allows the parties to terminate the Purchase Agreement if certain customary conditions described in the Purchase Agreement are not satisfied, including, without limitation, each party’s right to terminate, subject to certain limited exceptions, if the Acquisition is not consummated by January 7, 2027. If the Purchase Agreement is validly terminated, none of the parties to the Purchase Agreement will have any liability or further obligation under the Purchase Agreement, except for specified provisions, including confidentiality, public announcements and certain general provisions, and liability for fraud or willful breach. For more information about the termination rights under the Purchase Agreement, please see the section entitled “Proposal No. 1 — The Share Issuance Proposal — Summary of the Proposed Acquisition — Termination.”

The proposed Acquisition involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
Q:
Why am I receiving these proxy materials?

A:
You are receiving these proxy materials because the Board is soliciting your proxy to vote at the Special Meeting of Stockholders of Swarmer, Inc. This Proxy Statement summarizes the information you need to know to vote at the Special Meeting. The Company has entered into a Purchase Agreement with the sellers named therein, pursuant to which the Company will acquire Ratel Robotics. In connection with the Acquisition, the Company proposes to issue shares of Common Stock as consideration. We are asking you to vote on the proposals described in this Proxy Statement.

A copy of the Purchase Agreement is attached to this Proxy Statement as Annex A.
Q:
What am I being asked to vote on?

A:
You are being asked to vote on the following proposals:

1.
The Share Issuance Proposal — To approve, for purposes of complying with the stockholder approval requirements of Nasdaq Listing Rule 5635(a), the issuance of up to 5,487,067 shares of Common Stock in connection with the Acquisition pursuant to the Purchase Agreement.

2.
The Adjournment Proposal — To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal.

3.
To transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Q:
Why are you seeking approval for the issuance of shares of common stock in connection with the Acquisition?

A:
On September 9, 2026, we entered into the Purchase Agreement with Ratel Robotics and the sellers named therein, pursuant to which we agreed to issue up to 5,487,067 shares of Common Stock in connection with the Company’s acquisition of Ratel Robotics, consisting of 1,064,942 shares of Common Stock issued at the closing of the Acquisition and up to 4,422,125 shares issuable upon Ratel Robotics’ achievement of certain earnout targets.

Our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”). Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock or voting power outstanding before the issuance. In addition, the approval of the Share Issuance Proposal by our stockholders is a condition to the Closing under the Purchase Agreement.
Q:
How does the Board recommend I vote?

A:
The Board recommends that you vote “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this Proxy Statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.
Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held on October 30, 2026 at 10:00 a.m., Eastern Time, via live audio webcast at www.virtualshareholdermeeting.com/SWMR2026SM, where you will be able to listen to the meeting live, submit questions, and vote online. There will be no physical location for the Special Meeting.

Q:
Why Are You Holding a Virtual Special Meeting?

A:
The Special Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication.

Q:
How do I attend the Special Meeting?

A:
To be admitted to the Special Meeting, you will need to visit www.virtualshareholdermeeting.com/SWMR2026SM and enter the 16-digit control number found next to the label “Control Number” on your proxy card or voting instruction form. If you are a beneficial stockholder, you should contact the bank, broker, or other institution where you hold your account well in advance of the Special Meeting if you have questions about obtaining your control number/proxy to vote.

Q:
Can I ask questions during the Special Meeting?

A:
Stockholders will have the ability to submit questions during the Special Meeting via the Special Meeting website at www.virtualshareholdermeeting.com/SWMR2026SM. Questions may be submitted online shortly prior to, and during, the Special Meeting by logging in with the 16-digit control number at www.virtualshareholdermeeting.com/SWMR2026SM. We will answer questions during the Special Meeting that are pertinent to the proposals presented at the Special Meeting, subject to time constraints. If we receive substantially similar written questions, we plan to group such questions together and provide a single response to avoid repetition and allow time for additional question topics. Additional information regarding the rules and procedures for participating in the virtual Special Meeting will be provided in our rules of conduct for the Special Meeting, which stockholders can view during the Special Meeting at the Special Meeting website.

Q:
What happens if there are technical difficulties at the Special Meeting?

A:
We will have technicians ready to assist you with any technical difficulties you may have when accessing the virtual Special Meeting, voting at the Special Meeting, or submitting questions at the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number on the log in screen at www.virtualshareholdermeeting.com/SWMR2026SM.

Q:
Who can vote at the Special Meeting?

A:
Only holders of record of our Common Stock at the close of business on September 11, 2026, the Record Date, are entitled to notice of, and to vote at, the Special Meeting. As of the close of business on the Record Date, 16,610,264 shares of Common Stock were issued and outstanding. Every stockholder is entitled to one vote for each share of Common Stock held on the Record Date.

Q:
How many votes do I have?

A:
You are entitled to one vote for each share of Common Stock that you hold as of the Record Date. As of the Record Date, there were 16,610,264 shares of Common Stock outstanding.

Q:
What constitutes a quorum?

A:
The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

Q:
How do I vote?

A:
The procedures for voting are as follows:

Stockholder of Record. Shares Registered in Your Name
If you are a stockholder of record, you may vote online at the Special Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy by mail using the enclosed proxy card.

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote online even if you have already voted by proxy.
•
To vote during the Special Meeting, if you are a stockholder of record as of the Record Date, follow the instructions at www.virtualshareholdermeeting.com/SWMR2026SM. You will need to enter the 16-digit control number found on your proxy card or voting instruction form.

•
To vote using the proxy card that may be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, we will vote your shares as you direct. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our Board’s recommendations as noted above.

•
To vote over the telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the control number from your proxy card or voting instruction form. Your telephone vote must be received by 11:59 p.m., Eastern time on October 29, 2026 to be counted.

•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card or voting instruction form. Your internet vote must be received by 11:59 p.m. Eastern time on October 29, 2026 to be counted.

Beneficial Owner. Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a full set of proxy materials containing voting instructions from that organization rather than from the Company. Simply follow the voting instructions in the proxy materials to ensure that your vote is counted. To vote online at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials or contact your broker, bank, or other agent to request a proxy form.
Q:
Can I change my vote or revoke my proxy?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by: (i) delivering a written notice of revocation to our Corporate Secretary at Swarmer, Inc, 4515 Seton Center Pkwy #330, Austin, TX 78759; (ii) submitting a later‑dated proxy by Internet, telephone, or mail; or (iii) attending and voting at the Special Meeting. If you hold shares through a broker, bank, or other nominee, you should contact your broker, bank, or other nominee for instructions on how to change your vote.

Q:
What happens if I do not vote?

A:
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire.

Q:
What if I do not specify how my shares are to be voted?

A:
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our Board. Our Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Q:
What is the effect of abstentions and broker non-votes?

A:
Abstentions will be counted as present for purposes of determining the presence of a quorum but will not be counted as votes cast on any proposal. Accordingly, abstentions will have no effect on the outcome of the Share Issuance Proposal or the Adjournment Proposal (each of which requires the affirmative vote of a majority of the votes cast). Broker non-votes will be counted for purposes of determining the presence of a quorum but will not be counted as votes cast and will have no effect on the outcome of the proposals.

Q:
What is “householding” and how does it work?

A:
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders, if consented to by the stockholders. This delivery method, called “householding,” reduces our printing and mailing costs and provides extra convenience for stockholders. Stockholders who participate in householding and who request to receive printed proxy materials will continue to receive separate proxy cards.

Once a stockholder has received notification from its broker that it will be “householding” communications to such stockholder’s address, “householding” will continue until such stockholder is notified otherwise or until such stockholder notifies its broker or us that it no longer wishes to participate in “householding.” A stockholder may revoke such stockholder’s consent by notifying its broker or delivering written notice of such revocation to the Company at Swarmer, Inc, 4515 Seton Center Pkwy #330, Austin, TX 78759, Attention: Corporate Secretary or by telephone at (512) 305-3513. Upon written or oral request of a stockholder at a shared address to which a single copy of this Proxy Statement, we will deliver promptly separate copies of these documents or do so in the future if requested.
Q:
What does it mean if I receive more than one full set of proxy materials?

A:
If you receive more than one full set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the proxy cards or voting instruction forms to ensure that all of your shares are voted.

Q:
What vote is required for each proposal?

A:
The Share Issuance Proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting. The Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote at the Special Meeting.

Q:
Who is paying for this proxy solicitation?

A:
The Company will pay all costs associated with this proxy solicitation. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Where can I find the voting results of the Special Meeting?

A:
The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

SUMMARY OF THE PROXY STATEMENT
This summary highlights selected information contained in this Proxy Statement and does not contain all of the information that may be important to you. You should read carefully this entire Proxy Statement, including Annex A, to fully understand the proposed Acquisition before voting on the proposals to be considered at the Special Meeting. Please see the section entitled “Where You Can Find More Information” of this Proxy Statement.
Parties to the Acquisition
The Company
The Company is launching the future of autonomous warfare through combat-proven software that enables military forces to deploy and coordinate drone swarms at significant scale. The Company seeks to establish itself as a critical software layer operating system for autonomous swarm operations positioning it to capture increased value as the global military drone market experiences growth projected to exceed 12% compound annual growth through 2030.
The Common Stock is currently listed on the Nasdaq under the symbol “SWMR.”
The mailing address of the Company’s principal executive office is 4515 Seton Center Pkwy #330, Austin, Texas 78759 and its telephone number is (512) 305-3513.
Indirect Sellers
Each of Taras Ihorovych Ostapchuk, Mykola Oleksandrovych Paliienko, Taras Ivanovych Murashko and Denys Volodymyrovych Gorovyi is an individual resident of Ukraine. Please see the section entitled “— The Purchase Agreement” below.
Ratel Robotics
LIMITED LIABILITY COMPANY “JK LAND VEHICLES” (d/b/a Ratel Robotics), is a limited liability company existing under the laws of Ukraine, identification code 45018662 (“Ratel Robotics”).
Ratel Robotics is a Ukrainian developer and manufacturer of unmanned ground vehicles purpose-built for active combat operations, specializing in the design, production and maintenance of military robotic systems that are designed to enhance the safety and effectiveness of military operations.
For more information about Ratel Robotics, please see the sections entitled “Information About Ratel Robotics” and “Ratel Robotics Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
The Purchase Agreement
On September 9, 2026, the Company executed a Participatory Interests Purchase Agreement (the “Purchase Agreement”) with Taras Ihorovych Ostapchuk (“Ostapchuk”), Mykola Oleksandrovych Paliienko (“Paliienko”), Taras Ivanovych Murashko (“Murashko”) and Denys Volodymyrovych Gorovyi (together with Ostapchuk, Paliienko and Murashko, the “Indirect Sellers”), and the direct sellers party thereto from time to time pursuant to joinders to the Purchase Agreement (collectively, the “Direct Sellers” and, together with the Indirect Sellers, the “Sellers”). Pursuant to the terms and conditions of the Purchase Agreement, the Company will purchase from the Direct Sellers all of the participatory interests in Ratel Robotics, which together comprise 100% of its charter capital.
Subject to the terms and conditions of the Purchase Agreement, the Company will pay consideration to the Sellers for the Acquisition of (i) an estimated $7.2 million in cash at the closing of the Acquisition (the “Closing”), subject to certain adjustments as provided in the Purchase Agreement, (ii) 1,064,942 shares of Common Stock (such shares of Common Stock issued at Closing, the “Closing Stock Consideration”), to be issued to the Direct Sellers at the Closing, (iii) up to $7.2 million payable following the Closing if certain revenue and operating income targets are achieved for the fiscal year ending December 31, 2026 (the “Cash

Earnout Consideration”) and (iv) up to 4,422,125 shares of Common Stock issuable to the Direct Sellers following the Closing, if certain revenue and operating income targets are achieved for each of the fiscal years ending December 31, 2026, 2027 and 2028 (the “Stock Earnout Consideration” and, together with the Closing Stock Consideration, the “Stock Consideration”). The Stock Earnout Consideration may be earned in full, in part (pursuant to a partial payment formula based on the degree of achievement of the applicable revenue and operating income targets), or not at all for each applicable fiscal year as further detailed in the Purchase Agreement. The Purchase Agreement also includes a catch-up mechanism that permits the Direct Sellers, subject to specified limitations and procedures, to reallocate revenue and/or operating income among applicable earnout periods for purposes of determining whether, and to what extent, Earnout Consideration is payable. In addition, if the employment of Ostapchuk is terminated by Ratel Robotics at the Company’s direction without Cause (as defined in the Purchase Agreement), or if Ostapchuk resigns for Good Reason (as defined in the Purchase Agreement), the maximum Earnout Consideration for each earnout period that has not yet been finally determined will become payable in full, subject to the terms of the Purchase Agreement. All shares of Common Stock issued as Stock Consideration shall be subject to a customary six-month lock-up period starting on the applicable date of issuance.
In addition, the Purchase Agreement provides that, in connection with Closing, the Company will effect an aggregate of $800,000 in cash incentive payments and grant 118,326 restricted stock units to certain employees of Ratel Robotics, and, subject to the 2026 earnout becoming payable and any applicable ratable reduction based on the finally determined 2026 earnout payout, the Company will effect up to an additional $800,000 in cash incentive payments and grant up to 118,326 restricted stock units to such employees. The restricted stock units will be granted under the Company’s 2026 Equity Incentive Plan and will be subject to the terms and conditions set forth in the Purchase Agreement and the applicable award agreements.
A copy of the Purchase Agreement is included as Annex A to this Proxy Statement. The Company encourages you to carefully read the Purchase Agreement in its entirety because it is the principal legal agreement that governs the Acquisition.
Upon consummation of the Acquisition, the Common Stock will continue to trade on Nasdaq under the symbol “SWMR.”
Related Agreements
Lock-Up Agreement
Pursuant to the Purchase Agreement, the Direct Sellers will enter into a lock-up agreement (the “Lock-Up Agreement”) with the Company at the Closing. Pursuant to the Lock-Up Agreement, the Direct Sellers will agree, among other things, to be subject to a lock-up period with respect to any shares of Common Stock issued to the Direct Sellers under the Purchase Agreement, which will last for a period of six months after the issuance of such shares, subject to certain limited customary exceptions.
Registration Rights Agreement
Pursuant to the Purchase Agreement, the Company has agreed to enter into a Registration Rights Agreement with the Direct Sellers at the Closing (the “Registration Rights Agreement”) relating to the registration for resale of the shares of Common Stock issued as Stock Consideration (the “Registrable Securities”). Under the Registration Rights Agreement, when the Company becomes eligible to file a registration statement on Form S-3, the Company will agree to file a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the resale of the Registrable Securities and to use reasonable best efforts to cause such registration statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter.

The Share Issuance Proposal
Pursuant to the Purchase Agreement, the stockholders of the Company will be asked to vote on a proposal to approve, for purposes of complying with applicable Nasdaq listing rules, the issuance of the Stock Consideration. For more information about the issuance of the Stock Consideration, please see the section entitled “Proposal No. 1 — The Share Issuance Proposal.”
Adjournment Proposal
In addition, the stockholders of the Company will be asked to vote on a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Share Issuance Proposal or if a quorum is not present. Please see the section entitled “Proposal No. 2 — The Adjournment Proposal” for more information.
Date, Time and Place of Special Meeting
The Special Meeting will be held entirely online in a virtual meeting format on October 30, 2026 at 10:00 a.m. Eastern Time, or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.
Voting Power; Record Date
Only stockholders of record at the close of business on September 11, 2026, the Record Date for the Special Meeting, will be entitled to vote at the Special Meeting. You are entitled to one vote for each share of Common Stock that you owned as of the close of business on the Record Date. On the Record Date, there were 16,610,264 shares of Common Stock outstanding and entitled to vote.
Accounting Treatment
The Company has preliminarily concluded that the Acquisition will be accounted for as a business combination under ASC Topic 805, Business Combinations, using the acquisition method of accounting, with the Company as the accounting acquirer. The Company is the accounting acquirer because it is transferring cash and issuing its equity to acquire 100% of Ratel Robotics, will control Ratel Robotics following the Closing, and its existing stockholders are expected to hold approximately 91.6% of the outstanding Swarmer Common Stock immediately after the Closing, before giving effect to any Earnout Shares.
Under the acquisition method, the consideration transferred (the cash purchase price, the Closing Shares and the Earnout) will be measured at acquisition-date fair value, and the identifiable assets acquired and liabilities assumed of Ratel Robotics will be recognized at their acquisition-date fair values, except for contract liabilities, which will be measured under ASC Topic 606. The excess of the consideration transferred over the net assets recognized will be recorded as goodwill. Acquisition-related costs will be expensed as incurred. Ratel Robotics’ results of operations will be included in the Company’s consolidated financial statements from the Closing date.
The Earnout is contingent consideration and has preliminarily been classified as a liability under ASC Topic 480 and ASC Subtopic 815-40, because the cash component is cash-settled and the number of Earnout Shares varies with Ratel Robotics’ revenue and operating income rather than being fixed. The Earnout liability will be remeasured at fair value each reporting period, with changes recognized in earnings, which could result in significant volatility in Swarmer’s results of operations. Cash payments and restricted stock units to Ratel Robotics employees at or following the Closing compensate those employees for post-Closing services and will be recognized as compensation expense separate from the Acquisition.
The business combination determination and the allocation of consideration are preliminary. Swarmer has not completed its valuation of the Earnout or of Ratel Robotics’ identifiable assets and liabilities, including intangible assets and income tax effects, and the final accounting will reflect the Swarmer Common Stock price and the Closing balance sheet adjustments as of the Closing date. Swarmer expects to finalize the acquisition accounting within twelve months following the Closing, and the final amounts could differ materially from the preliminary amounts presented in “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 20.
Proxy Solicitation
The Company is soliciting proxies on behalf of its Board. Proxies may be solicited by mail.
Interests of Certain Persons in the Acquisition
In considering the recommendation of the Board with respect to the Share Issuance Proposal, you should be aware that some of our directors and executive officers may have interests in the Acquisition that may be different from, or in addition to, the interests of our stockholders generally.
Reasons for the Approval of the Transaction
Our Board considered the following positive factors, although not weighted or in any order of significance, in approving the Acquisition and the issuance of the Stock Consideration in connection with the Acquisition:
•
Strategic and Technology Fit:   that the Acquisition advances both pillars of the Company’s acquisition strategy: (i) to broaden what the platform can do: coordination and command, counter-unmanned-aircraft and interceptor systems, and navigation where satellite signals and communications are degraded and (ii) to acquire the unmanned platforms themselves, so that we can deliver a complete system rather than software alone.

•
Management Team and Retention:   that the Acquisition is consistent with the retention strategy of Ratel Robotics’ management team.

•
Revenue Expansion Through the Company’s Marketing and Sales Capabilities:   that the Company’s marketing and sales capabilities have the potential to expand Ratel Robotics’ revenue sources beyond its current customer base.

•
Form and Amount of Consideration:   that the form and amount of consideration payable under the Purchase Agreement aligns the Sellers’ interests with those of the Company’s stockholders.

•
Integration Plan:   that the proposed plan for integrating Ratel Robotics following the Closing is expected to preserve Ratel Robotics’ brand, operational continuity and management team while enabling the Company to realize the strategic benefits of the Acquisition.

The Board was also aware of and considered a variety of uncertainties and risks and other factors in its deliberations. For more information about the Board’s decision-making process, please see the section entitled “The Board’s Reasons for Approving the Acquisition.”
Conditions to Closing
Each party’s obligation to consummate the Acquisition is also subject to the accuracy of the representations and warranties of the other parties (subject to certain customary exceptions) and the performance in all material respects of the other parties’ respective covenants under the Purchase Agreement. The respective obligations of the parties to consummate the Acquisition are also conditioned upon, among other things, (a) if required, the approval, clearance or non-objection of the AMC with respect to the Acquisition and the restrictive covenants in the Purchase Agreement to the extent covering the territory of Ukraine, (b) the approval of the Share Issuance Proposal by our stockholders, (c) Ratel Robotics and Ostapchuk having executed an employment agreement in a form contemplated by the Purchase Agreement and (d) the absence of any order or law making the consummation of the transactions illegal or any pending action seeking to restrain, prohibit or delay the transactions.
The obligations of the Sellers to consummate the Acquisition are also conditioned upon (a) the shares of Common Stock issuable as Stock Consideration having been approved for listing on Nasdaq, subject to official notice of issuance, and (b) the absence of a material adverse effect with respect to the Company. Additionally, the Company’s obligation to consummate the Acquisition is further conditioned upon

(a) completion of the restructuring pursuant to which the Direct Sellers will acquire the participatory interests and become parties to the Purchase Agreement and (b) Ratel Robotics having not suffered a material adverse effect.
Regulatory Matters
The consummation of the transactions contemplated by the Purchase Agreement is subject to (i) the approval, clearance or non-objection of the AMC in respect of the concentration constituted by the transactions and (ii) the approval, clearance or non-objection of the AMC in respect of the restrictive covenants set forth in Section 6.8 of the Purchase Agreement to the extent covering the territory of Ukraine, in each case as required under the laws of Ukraine “On Protection of Economic Competition.”
Quorum and Required Vote for Proposals for the Special Meeting
A quorum will be present at the Special Meeting if the holders of a majority of the shares of Common Stock entitled to vote as of the close of business on the Record Date are present in person or represented by proxy. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.
The approval of the Share Issuance Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Special Meeting. Abstentions will have no effect on the outcome of the Share Issuance Proposal or the Adjournment Proposal. Broker non-votes will be counted for purposes of determining the presence of a quorum but will not be counted as votes cast and will have no effect on the outcome of the proposals.
The Acquisition is conditioned on, among other things, the approval of the Share Issuance Proposal at the Special Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this Proxy Statement.
It is important for you to note that in the event that the Share Issuance Proposal does not receive the requisite vote for approval, we will not consummate the Acquisition pursuant to the Purchase Agreement.
Recommendation to Company Stockholders
Our Board believes that each of the Share Issuance Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and recommends that stockholders vote “FOR” each of the proposals.
Risk Factors
In evaluating the Acquisition and the proposals to be considered and voted on at the Special Meeting, you should carefully review and consider the risk factors set forth under the section entitled “Risk Factors” of this Proxy Statement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations, estimates, forecasts, and projections about the industry in which we operate, and the beliefs and assumptions of our management, and are not guarantees of future performance or development.
Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” “shall,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Forward-looking statements in this Proxy Statement include, but are not limited to, statements about:
•
the expected timing and completion of the Acquisition;

•
the anticipated benefits of the Acquisition, including expected synergies and growth opportunities;

•
the ability to satisfy closing conditions to the Acquisition, including the receipt of stockholder approval for the Share Issuance Proposal;

•
the ability to obtain required regulatory approvals and the timing of such approvals;

•
the anticipated dilutive effect of the issuance of Common Stock in connection with the Acquisition;

•
the ability to integrate the businesses of Swarmer and Ratel Robotics successfully;

•
the potential impact of the announcement or completion of the Acquisition on business relationships, operating results, and business generally;

•
the risk that disruptions from the Acquisition will harm the Company’s business;

•
the effect of the Acquisition on the Company’s stock price;

•
the retention of key personnel following the Acquisition; and

•
any other risks described in the Company’s SEC filings and in “Risk Factors” on page 13 of this Proxy Statement.

These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described herein under “Risk Factors” and in our most recent Quarterly Reports on Form 10-Q, as filed with the SEC, as well as in other documents that we file from time to time with the SEC. Moreover, we operate in a competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make.
You should not rely upon forward-looking statements as predictions of future events. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or will occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this Proxy Statement to conform these statements to actual results or to changes in our expectations, except as required by law.

RISK FACTORS
In considering how to vote on the proposals to be considered and voted on at the Special Meeting, you are urged to carefully consider all of the information contained or incorporated by reference in this Proxy Statement. For more information, see the section entitled “Where You Can Find More Information.” You should also carefully consider the risks and uncertainties described below, the section of this Proxy Statement titled “Ratel Robotics Management’s Discussion and Analysis of Financial Condition and Results of Operations,” the unaudited pro forma combined financial statements that is included elsewhere in this Proxy Statement, Ratel Robotics’ audited consolidated financial statements for the years ended December 31, 2025 and 2024 and the related notes appearing at the end of this Proxy Statement, and Ratel Robotics’ unaudited condensed interim financial statements for the six months ended June 30, 2026 and 2025 and the related notes related notes appearing at the end of this Proxy Statement in considering how to vote on the proposals to be considered and voted on at the Special Meeting. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that affect us. This Proxy Statement also contains forward-looking statements that involve risks and uncertainties. See “Special Note Regarding Forward- Looking Statements.”
Risks Related the Acquisition
Ratel Robotics depends on a small number of Ukrainian government customers, and the level of its business with them is determined by conditions outside its control.
Government contracts represented approximately 86% and 99% of Ratel Robotics’ net sales for the six months ended June 30, 2026 and 2025, respectively, principally with Ukrainian defense procurement agencies. Demand for its unmanned ground vehicles has been driven by the war, and the level, timing and terms of government orders depend on state budgets, international military assistance, procurement priorities and the course of the conflict, none of which Ratel Robotics controls. Government contracts in Ukraine may be modified, suspended or terminated by the customer, may impose delivery schedules and penalties, and are subject to audit and regulatory requirements. A reduction in government orders, a change in procurement policy, a cessation of hostilities that reduces demand for combat systems, or a delay in the release of funds by the State Treasury could materially reduce Ratel Robotics’ revenue and cash flow, and its supply of components from a small number of suppliers, three of which each accounted for 10% or more of its purchases in the six months ended June 30, 2026, could be disrupted by the same conditions.
Ratel Robotics’ business is highly dependent on a limited number of third-party suppliers for critical components, materials, and services for its production of UGVs and its overall manufacturing operations, and any disruption in its supply chain could materially and adversely affect its production, revenue, and results of operations, which risks the combined company would assume upon consummation of the Acquisition.
Ratel Robotics’ production of UGVs and its broader manufacturing operations are highly dependent on the timely availability of electronic components, raw materials, mechanical parts, services, and other critical inputs from third-party suppliers. Many of Ratel Robotics’ supply agreements are short-term in nature, contain no minimum volume commitments from the supplier, and permit the supplier to terminate the arrangement at will on short notice. For the year ended December 31, 2025, Ratel Robotics’ five largest suppliers accounted for approximately 61.7% of its total purchases, with its single largest supplier accounting for approximately 20.3% of total purchases. Given that Ratel Robotics’ manufacturing operations are located in Ukraine, ongoing military actions and related disruptions may result in delays in the delivery of components, materials, or equipment, which could adversely affect production schedules and fulfillment of customer orders. If one or more key suppliers were to terminate or default on their obligations, or if critical components were to become unavailable, subject to export restrictions or sanctions, or materially increase in price, Ratel Robotics’ production could be significantly delayed or halted entirely. Ratel Robotics’ government customer contracts generally require advance payments and impose contractual penalties for late delivery. During the year ended December 31, 2025, Ratel Robotics incurred contractual penalties of approximately $180,636 related to delivery delays under government contracts. Supply chain disruptions that result in delivery delays or the inability to fulfill orders could subject Ratel Robotics to additional contractual penalties, obligations to refund advance payments (which totaled approximately $86.6 million as of June 30, 2026), damage to customer relationships, loss of future contracts, and reputational harm.

Additionally, because Ratel Robotics’ supply agreements generally do not contain exclusivity or priority allocation provisions, in the event of industry-wide shortages or increased demand for electronic components or other critical inputs, Ratel Robotics may be unable to secure adequate supply on a timely basis, which could further exacerbate production delays and adversely affect our revenue and customer relationships. While Ratel Robotics expects to continue to actively seek to diversify its supplier base and supply chains following the Acquisition, certain components and materials are available only from a limited number of suppliers, including suppliers located outside Ukraine and there can be no assurance that such efforts will be successful or that alternative suppliers will be available on acceptable terms, if at all. As a result, Ratel Robotics remains exposed to supply chain disruptions, shortages, and delivery delays beyond its control. Upon consummation of the Acquisition, we will assume these supply chain risks, and any of the foregoing could have a material adverse effect on our business, financial condition, results of operations, and cash flows.
Ratel Robotics has concluded that substantial doubt exists regarding its ability to continue as a going concern, and its inability to obtain additional financing could materially and adversely affect the value of the business we are acquiring and our results of operations following the Acquisition.
Ratel Robotics has concluded that substantial doubt exists with respect to its ability to continue as a going concern within one year after the date of issuance of its unaudited condensed interim financial statements as of and for the six months ended June 30, 2026. As of June 30, 2026, Ratel Robotics had cash and cash equivalents of $2.3 million and outstanding short-term debt of $2.0 million due within twelve months. Ratel Robotics has historically funded its operations through customer advance payments, member contributions, borrowings under credit facilities with a Ukrainian bank and government grants, and its ability to continue as a going concern is dependent on its ability to generate cash from operations and to obtain additional financing on acceptable terms. There can be no assurance that Ratel Robotics will be able to generate sufficient cash from operations or obtain additional financing on acceptable terms, if at all.
If Ratel Robotics is unable to address its liquidity needs prior to the closing of the Acquisition, it may be required to significantly reduce the scope of its operations, which could adversely affect the value of the business we are acquiring, the timing of the closing of the Acquisition, and our ability to realize the anticipated benefits of the Acquisition. Following consummation of the Acquisition, we expect to assume responsibility for funding Ratel Robotics’ operations, which could require us to allocate a significant portion of our capital resources to Ratel Robotics and could divert resources from other aspects of our business. Any inability to adequately fund Ratel Robotics’ operations following the Acquisition could materially and adversely affect our combined business, financial condition, results of operations, and cash flows.
Ratel Robotics has received substantial customer advances that it must earn by delivering products, and a substantial portion of its cash is restricted.
Ratel Robotics’ government customers pay in advance under its supply contracts. As of June 30, 2026, Ratel Robotics had contract liabilities of $86.6 million, compared with $4.7 million at December 31, 2025, representing advances for unmanned ground vehicles it has not yet delivered, and it had prepaid $44.0 million of those advances to its component suppliers and held $16.7 million of inventories. Advances received under state contracts are held in special accounts with the State Treasury of Ukraine and other contractually restricted accounts; as a result, $22.6 million of Ratel Robotics’ cash was restricted at June 30, 2026 and could be used only for the purposes of the related contracts. If Ratel Robotics fails to deliver against these advances on schedule, whether because of supply disruptions, production capacity, quality issues or the effects of the war, it could be required to refund advances, pay contractual penalties or forgo the related revenue, and its liquidity could be materially and adversely affected. Delivery under these contracts is also concentrated in the second half of 2026, and revenue is recognized only on delivery, so Ratel Robotics’ reported results may fluctuate significantly from period to period.
Ratel Robotics’ borrowings are payable within twelve months and its ability to borrow further is subject to lender approval.
As of June 30, 2026, Ratel Robotics had $2.0 million (UAH 88.0 million) of borrowings from a Ukrainian bank under a revolving line of credit and a non-revolving facility under Ukraine’s “Affordable Loans 5-7-9%” state support program, all of which is classified as current: the revolving tranche is due on

November 19, 2026, and the non-revolving principal is payable within twelve months under the terms applicable to the amounts outstanding. The interest cost of these facilities is reduced by state interest compensation that may be modified or discontinued. Additional borrowings under the facilities remain subject to lender approval, collateral requirements and other conditions, and the unused portion of the stated limits does not represent a committed source of financing. If Ratel Robotics is unable to repay or refinance these borrowings when due, or if the lender declines to extend further credit, Ratel Robotics may be unable to fund its production commitments, and, following the closing, we may be required to repay or refinance the borrowings.
Ratel Robotics’ products are complex electromechanical systems, and defects, failures, or quality issues could result in product liability claims, warranty costs, fines under government contracts, and reputational harm, which risks the combined company would assume upon consummation of the Acquisition.
Ratel Robotics’ UGV products rely on complex electromechanical designs that integrate electronic components, mechanical subsystems, sensors, navigation systems, and software to accomplish their missions in demanding and often hostile operational environments, including active combat zones. These products may contain defects or experience failures due to any number of issues in design, materials, manufacturing, deployment, and/or use. If any of Ratel Robotics’ products contain a defect, compatibility, or interoperability issue or other error, Ratel Robotics may have to devote significant time and resources to find and correct the issue. Such efforts could divert the attention of management and other relevant personnel from other important tasks. A product recall or a significant number of product returns could (i) be expensive, (ii) damage Ratel Robotics’ reputation and relationships with customers and government contracting authorities, (iii) result in loss of contracts or disqualification from future procurements, and (iv) result in litigation against Ratel Robotics. Costs associated with field replacement labor, hardware replacement, re-integration with third-party products, handling charges, correcting defects, errors and bugs, or other issues could be significant and could materially harm our financial results.
As a manufacturer of UGV products deployed in combat and other high-risk environments, claims could be brought against Ratel Robotics if use or misuse of one of its UGV products causes, or merely appears to have caused, personal injury or death. In addition, defects in Ratel Robotics’ products may lead to other potential life, health, and property risks. Any claims against Ratel Robotics, regardless of their merit, could severely harm its financial condition, strain management and other resources, and adversely affect the combined company’s reputation.
The existence of any defects, errors, or failures in Ratel Robotics’ products or the misuse of its products could also lead to product liability claims or lawsuits against us. A defect, error, or failure in one of Ratel Robotics’ products could result in injury, death, or property damage and significantly damage Ratel Robotics’ reputation and support for its products in general. We anticipate this risk will be heightened as Ratel Robotics’ UGVs are deployed in increasingly demanding operational theaters, including environments with extreme temperatures, rough terrain, explosive hazards, and electronic warfare threats. Although we intend to maintain insurance policies following completion of the Acquisition, we cannot provide assurance that such insurance will be adequate to protect us from all material judgments and expenses related to potential future claims or that coverage will be available in the future at economical prices or at all. A successful product liability claim could result in substantial cost to us. Even if we are fully insured as it relates to a claim, the claim could nevertheless diminish our brand and divert management’s attention and resources, which could have a negative impact on our business, financial condition, and results of operations.
We rely on our management team and need additional personnel to grow our business, and the loss of one or more key officers, employees, contractors and other service providers or our inability to attract and retain qualified personnel could harm our business, financial condition or results of operations.
We depend, in part, on the performance of Alexander Fink, our Chief Executive Officer (U.S.) and President to operate and grow our business. The loss of Mr. Fink could negatively impact our ability to execute our business strategies. Although we have entered into an employment agreement with Mr. Fink, we may be unable to retain him or replace him if we lose his services for any reason.
Our future success will also depend on our ability to attract, retain and motivate highly skilled management, product development, software engineers, operations, sales, technical and other personnel in the U.S., Ukraine and elsewhere abroad. Even in today’s economic climate, competition for these types of personnel is intense. Given the potentially lengthy sales cycles deployment periods of our software platforms and AI systems, the loss of key personnel at any time could adversely affect our business, financial condition or results of operations.
In addition, Ratel Robotics’ business depends on a small number of technical founders and engineers who hold specialized knowledge of Ratel Robotics’ proprietary UGV products, manufacturing processes, and technology. This specialized knowledge is not widely shared within the organization and, in certain cases, may not be fully documented. The loss of any of these individuals, whether through resignation, incapacity, conscription into military service, or other causes, could materially disrupt Ratel Robotics’ operations, product development, and manufacturing capabilities.
The Acquisition may not be completed on the timeline we expect, or at all, and the failure to complete the Acquisition could adversely affect our business and the market price of our Common Stock.
The completion of the Acquisition is subject to a number of conditions, including, if required, (i) the approval, clearance or non-objection of the Antimonopoly Committee of Ukraine with respect to the Acquisition and the restrictive covenants in the Purchase Agreement to the extent covering the territory of Ukraine, (ii) the approval of the Stock Consideration Issuance by our stockholders under Nasdaq Listing Rule 5635(a), (iii) Ratel Robotics and Ostapchuk having executed an employment agreement in a form contemplated by the Purchase Agreement and (iv) the absence of any order or law making the consummation of the transactions illegal or any pending action seeking to restrain, prohibit or delay the transactions. The obligations of the Sellers to consummate the Acquisition are also conditioned upon (a) the shares of Common Stock issuable as Stock Consideration having been approved for listing on Nasdaq, subject to official notice of issuance, and (b) the absence of a material adverse effect with respect to the Company. Additionally, the Company’s obligation to consummate the Acquisition is further conditioned upon (a) completion of the restructuring pursuant to which the Direct Sellers will acquire the participatory interests and become parties to the Purchase Agreement and (b) Ratel Robotics having not suffered a material adverse effect.
The Purchase Agreement may be terminated by either party, subject to certain limited exceptions, if the Acquisition is not consummated by January 7, 2027. We can provide no assurance that these conditions will be satisfied or, where permissible, waived, or that the Acquisition will be consummated on the terms or timeline currently contemplated, or at all.
The issuance of the Stock Consideration in connection with the consummation of the Acquisition requires the approval of our stockholders, which we may not obtain.
Pursuant to Nasdaq Listing Rule 5635(a), the issuance of the Stock Consideration is subject to the approval of our stockholders. If our stockholders do not approve the Stock Consideration Issuance, a condition to Closing will not be satisfied and the Acquisition will not be consummated on the terms contemplated by the Purchase Agreement, or at all. We can provide no assurance that the required stockholder approval will be obtained.
We may be unable to successfully integrate Ratel Robotics’ operations or otherwise realize the expected benefits from the Acquisition, which could adversely affect the expected benefits from the Acquisition and our results of operations and financial condition.
The Acquisition, if completed, will expand the size and complexity of our business, and our future success will depend, in part, on our ability to successfully integrate Ratel Robotics’ operations, technologies, products, existing contracts, accounting and personnel with our own, and to realize the anticipated synergies and other benefits of the combined businesses. We may not be able to accomplish this integration smoothly or successfully.
The integration process may result in the loss of key employees of Ratel Robotics, the loss of Ratel Robotics’ customers or ours, the disruption of either or both of our and Ratel Robotics’ ongoing businesses, inconsistencies in standards, controls, procedures and policies, unexpected integration issues (including with respect to the integration of information technology and accounting systems), higher than expected integration costs, and an overall post-completion integration process that takes longer than originally anticipated. Furthermore, Ratel Robotics’ operations are based in Ukraine, an active conflict zone, which may further complicate integration efforts, including with respect to travel, communications, retention and relocation of personnel, and the transition of manufacturing and maintenance operations. The integration process may depend on Ratel Robotics’ ability to obtain the necessary authorizations to export military goods and technology in compliance with the applicable regulatory requirements and procedures in Ukraine.
Parties with which we do business, and with which Ratel Robotics does business, may also experience uncertainty associated with the integration, including with respect to current or future business relationships with the combined company. Our and Ratel Robotics’ relationships may be subject to disruption as customers, distributors, suppliers, vendors, and other business partners may attempt to delay or defer entering into new business relationships, negotiate changes in existing business relationships or consider entering into business relationships with parties other than us. These disruptions could have a material and adverse effect on our results of operations, cash flows and financial position, as well as a material and adverse effect on our ability to realize the expected cost savings and other benefits of the Acquisition.
Even if we successfully integrate Ratel Robotics’ operations, we may not achieve the anticipated growth, cost savings, or other synergies and benefits of the Acquisition, or such benefits may take longer to realize than expected, which may adversely affect our current revenues and investments in future growth. Our management’s attention may also be diverted from our existing operations and other business opportunities as a result of the integration effort, which may disrupt our ongoing business. If we are not able to adequately address these integration challenges, we may be unable to realize the anticipated benefits of the Acquisition, and our business, financial condition and results of operations could be materially and adversely affected.
Upon consummation of the Acquisition, part of our revenues will be derived from contracts from government customers.
Upon consummation of the Acquisition, part of our revenues will be derived from contracts with governmental customers. Ratel Robotics currently sells its Products through three contractual channels, the largest channel by value being contracts with the Defence Procurement Agency and with the State Service of Special Communications and Information Protection of Ukraine. The process of finalizing contracts with governmental customers is subject to Ukrainian defense procurement legislation, which can make it complex and time consuming, and we may not be successful in entering into such contracts or renewing such contracts on favorable terms, or at all.
Furthermore, Ratel Robotics’ revenue is highly concentrated among a small number of government customers, and the loss of, or a reduction in business from, these customers would materially and adversely affect Ratel Robotics’ business. For the six months ended June 30, 2026 and 2025, government customers accounted for approximately 86% and 99%, respectively, of Ratel Robotics’ net sales, and two customers accounted for approximately 86% and 99% of net sales in each of those periods.
Our ability to enter into and retain such contracts also is and will be subject to the Ukrainian government’s shifting defense priorities and funding decisions, which are outside of our control and difficult to predict, and which may be affected by the state of the ongoing war in Ukraine. Moreover, government contracts, including those held by Ratel Robotics are generally subject to termination or modification by the government customer, and their funding depends on Ukrainian budget allocations. Any failure to enter into such government contracts, or any termination, modification, or non-renewal of existing government contracts, could materially and adversely affect our revenue, results of operations, and financial condition.
We expect to incur significant transaction costs as a result of the Acquisition, which could have a material adverse effect on our financial condition.
We expect to incur significant one-time transaction costs related to the Acquisition. These transaction costs include legal and accounting fees and expenses and other related charges. We may also incur additional unanticipated costs in connection with the Acquisition. Additional costs will be incurred in connection with integrating Swarmer’s and Ratel Robotics’ businesses. Costs in connection with the Acquisition and integration may be higher than expected. These costs could adversely affect our financial condition, operating results or prospects.

Our international business operations are subject to unique risks and challenges that create increased uncertainty in these markets.
Significant portions of our operations, including our development team, are located in Ukraine, and as such, our business is subject to unique risks associated with operating in a military occupied region. These risks can include potentially dynamic social, political and economic environments; civil disturbances, unrest, or violence including terrorism associated with operating primarily in a military occupied region; volatile labor conditions due to strikes and general difficulties in staffing international operations with highly qualified personnel; and logistical and communication challenges. Unexpected changes in regulatory requirements in foreign countries as well as inconsistent regulations, diverse licensing, and legal and tax requirements that differ from one country to another could also adversely affect our international projects. Additionally, there may be limitations on our ability to repatriate foreign earnings in certain jurisdictions.
Additionally, Ratel Robotics does not own any of its production, warehouse, or office facilities. All of Ratel Robotics’ premises are occupied under short-term operating lease, sublease, or sub-sublease arrangements, many of which may be terminated by the landlord on short notice. Loss of access to any key facility could disrupt manufacturing operations and require costly and time-consuming relocation, and there can be no assurance that suitable replacement facilities could be secured on a timely basis or at all, particularly given the ongoing conflict in Ukraine.
Military invasion, terrorism, and other acts of violence, or the cessation thereof, may affect the markets in which we operate, our employees, our contractors, our clients and our product and service delivery.
Our business may be adversely affected by regional or global instability, disruption or destruction, regardless of cause, including military invasion, terrorism, riot, civil insurrection or social unrest. For example, the large-scale military invasion by Russia of Ukraine, the ongoing conflict in the Middle East, and the recent Israel/U.S. — Iran conflict affects and may continue to affect the markets in which we operate. In particular, tensions and hostilities involving Iran, including any escalation of armed conflict between Iran and other countries in the region, and related attacks by state actors or non-state actors (including terrorist organizations or Iran-backed proxy groups), have contributed and may continue to contribute to regional instability. Such instability could include, among other things, military operations, missile or drone attacks, cyberattacks, disruptions to transportation routes (including in and around the Red Sea), increased energy price volatility, sanctions or export controls, increased insurance costs or reduced availability of insurance coverage, and heightened uncertainty in global finance markets. Such developments could also increase volatility in the trading price of our Common Stock and adversely affect our ability to access capital markets or raise additional capital on acceptable terms. Such events may also cause clients to delay their decisions on spending for the software and systems provided by us and give rise to sudden significant changes in regional and global economic conditions and cycles. In addition, such events may adversely affect defense procurement priorities, timing and budgets (including reallocations and delays), which could adversely affect the timing and amount of demand for our software and services. Additionally, the cessation of such conflicts could materially adversely affect the demand for our products. Sales of our products primarily occur in the defense sector for battlefield operations, and should ongoing conflicts cease, the demand for our products will decrease and constrain the growth of our operational dataset of combat missions that provide us with training data, edge case identification, failure mode analysis and performance validation that are currently otherwise unavailable to our competitors. Upon completion of the Acquisition, we expect these same dynamics, including reduced demand for combat-focused products should conflicts cease, to apply to the acquired business as well. These events pose risks that could materially adversely affect our financial results.
Additionally, we have significant operations, employees and contractors located in Ukraine, a presence that we expect to expand upon completion of the Acquisition, as Ratel Robotics’ facilities, personnel, and manufacturing and maintenance operations are also located in Ukraine. As a result of the military invasion by Russia, negative or uncertain political climates in Ukraine, including but not limited to, military activities or civil hostilities, criminal activities and other acts of violence, infrastructure disruption, natural disasters or other conditions could adversely affect our operations in Ukraine or cause us to exit the Ukrainian market. In particular, Ratel Robotics’ production, warehouse, and office facilities are located in and around regions in Ukraine that have been recurring targets of Russian long-range missile strikes and one-way attack drone strikes directed against Ukrainian defense-industrial infrastructure. The frequency and geographic scope of such attacks have increased over the course of the conflict, and there can be no assurance that Ratel Robotics’ facilities will not be directly struck, damaged, or destroyed in a future attack. A strike that damages or destroys one or more of Ratel Robotics’ facilities could destroy manufacturing equipment, work-in-process inventory, raw material stocks, technical documentation, and other critical assets, could injure or kill Ratel Robotics personnel, and could suspend or permanently impair Ratel Robotics’ manufacturing capability. Any such event could also prevent Ratel Robotics from meeting delivery obligations under its government and other customer contracts, subject Ratel Robotics to contractual penalties or contract termination, result in the forfeiture or obligation to refund advance payments received from customers, and damage Ratel Robotics’ relationships with its customers and end-users.
Additionally, some of our Ukraine-based team members may be forced to relocate to other countries and within Ukraine and are subject to life-threatening attacks while located there. We are closely monitoring the situation and are committed to caring for our colleagues in the region. The ongoing conflict could cause harm to our team members and otherwise impair their ability to work for extended periods of time. Since the majority of our developers are currently located in Ukraine, this could have large scale adverse effects on our operations. The conflict could also disrupt telecommunications systems, banks and other critical infrastructure necessary to conduct business in Ukraine. Additionally, we are actively seeking to hire in Poland, which neighbors Ukraine. We may be forced to cease hiring or face additional risks if Poland is affected by the ongoing conflict. The scope of the impact of the military invasion in Ukraine is impossible to predict at this time and could have an adverse impact on our business.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
Capitalized terms used in this section of the prospectus and not defined in this section of the prospectus have the respective meanings given to those terms as defined and included elsewhere in this prospectus. Terms specifically defined in this section have such meanings for purposes of this section of this prospectus. In particular, in this section of the prospectus, the term “Ratel Robotics” refers to LIMITED LIABILITY COMPANY “JK LAND VEHICLES” (d/b/a Ratel Robotics). All references to $, USD, or dollar herein are to U.S. dollars. All references to UAH are to Ukrainian hryvnia.
Introduction
On September 9, 2026 (the “Signing Date”), Swarmer, Inc., a Delaware corporation (“Swarmer” or the “Company”), entered into a Participatory Interests Purchase Agreement (the “Purchase Agreement”) with Taras Ihorovych Ostapchuk, Mykola Oleksandrovych Paliienko, Taras Ivanovych Murashko and Denys Volodymyrovych Gorovyi (collectively, the “Indirect Sellers”) and the direct sellers party thereto from time to time pursuant to joinders to the Purchase Agreement (collectively, the “Direct Sellers” and, together with the Indirect Sellers, the “Sellers”). Pursuant to the Purchase Agreement, subject to its terms and conditions, Swarmer will purchase from the Direct Sellers all of the participatory interests in LIMITED LIABILITY COMPANY “JK LAND VEHICLES” (d/b/a Ratel Robotics), a limited liability company existing under the laws of Ukraine (“Ratel Robotics”), which together comprise 100% of its charter capital (the “Acquisition”), and Ratel Robotics will become a wholly owned subsidiary of Swarmer. The Acquisition is expected to close in the fourth quarter of 2026, subject to the satisfaction of the closing conditions set forth in the Purchase Agreement.
At the closing of the Acquisition (the “Closing”), Swarmer will pay the Direct Sellers a cash purchase price based on $7.2 million, as adjusted for Ratel Robotics’ cash, indebtedness, unpaid transaction expenses and net working capital and subject to a post-closing true-up, and will issue 1,064,942 shares of Swarmer common stock, par value $0.00001 per share (“Swarmer Common Stock”), to the Direct Sellers (the “Closing Shares”). The Direct Sellers will also be entitled to receive up to $7.2 million in cash and up to 4,422,125 additional shares of Swarmer Common Stock (the “Earnout Shares”) if Ratel Robotics achieves specified revenue and operating income targets for fiscal years 2026 through 2028 (provided the cash earnout payment is limited to achieving such targets during fiscal year 2026) (the “Earnout”). The terms of the consideration, including the lock-up and Earnout provisions, are described in Note 1.
Immediately following the Closing, and before giving effect to any Earnout Shares, existing Swarmer stockholders are expected to own approximately 91.6% and the Direct Sellers approximately 8.4% of the outstanding shares of Swarmer Common Stock. These percentages are based on 11,608,117 shares of Swarmer Common Stock outstanding as of June 30, 2026, including 323,348 shares of unvested restricted stock, the date of the unaudited pro forma condensed combined balance sheet and exclude shares issuable upon exercise or settlement of Swarmer’s outstanding pre-funded warrants, common stock purchase warrants, stock options and restricted stock units and the restricted stock units to be granted in connection with the Acquisition.
The unaudited pro forma condensed combined financial information gives effect to the Acquisition, which Swarmer has preliminarily concluded will be accounted for as a business combination under Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), using the acquisition method of accounting with Swarmer as the accounting acquirer. Under the acquisition method, the identifiable assets acquired and liabilities assumed are recognized at their acquisition-date fair values, except for contract liabilities from customer contracts, which are measured in accordance with ASC Topic 606, and the excess of the consideration transferred over the net amounts recognized is recorded as goodwill. For further details related to the accounting for the Acquisition, see Notes 2 and 3 below.
The Company’s determination that the Acquisition will be accounted for as a business combination is preliminary and will be reassessed when the valuation of Ratel Robotics identifiable assets and liabilities is completed. If the Acquisition were instead determined to be an acquisition of assets, the accounting, including the recognition of goodwill and the accounting for the Earnout, would differ from that presented herein.
The unaudited pro forma condensed combined balance sheet as of June 30, 2026 assumes that the Acquisition took place on June 30, 2026 and combines the historical balance sheets of Swarmer and Ratel

Robotics as of that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and for the year ended December 31, 2025 assume that the Acquisition took place on January 1, 2025 and combine the historical results of operations of Swarmer and Ratel Robotics for those periods. The unaudited pro forma condensed combined financial information was prepared pursuant to Article 11 of Regulation S-X.
The historical financial information of Swarmer was derived from its unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2026 included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and from its audited consolidated financial statements for the year ended December 31, 2025 included in its Registration Statement on Form S-1. The historical financial information of Ratel Robotics was derived from its unaudited condensed interim financial statements as of and for the six months ended June 30, 2026 and its audited financial statements for the year ended December 31, 2025, each included elsewhere in this filing. Ratel Robotics’ functional currency is the Ukrainian hryvnia (UAH) and its financial statements are presented in U.S. dollars; both companies have a December 31 fiscal year end. The unaudited pro forma condensed combined financial information, including the notes thereto, should be read in conjunction with the separate historical financial statements of Swarmer and Ratel Robotics and the related management’s discussion and analysis of financial condition and results of operations included elsewhere in this filing.
The unaudited pro forma condensed combined financial information is based on the assumptions and pro forma adjustments described in the accompanying notes. The acquisition accounting is incomplete. As the Signing Date was on September 9, 2026, the Company has not had the opportunity to determine the fair value of the consideration that will be paid or the fair value of the assets acquired and liabilities assumed. The Company used the best information available at the time of the filing of this registration statement. This resulted in assuming the consideration was based on the maximum amount that will be paid for the Earnout and allocating all the consideration in excess of the net assets acquired at historical book value of Ratel Robotics to goodwill. There could be significant differences in both the consideration that will be paid and the allocation of that consideration to the assets acquired and liabilities assumed that could have a material effect on the pro forma balance sheet and income statements.
In particular, the Earnout is reflected at its undiscounted maximum amount of $148.0 million rather than at fair value, and no amounts have been allocated to identifiable intangible assets; as a result, the total consideration transferred of $189.4 million and goodwill of $187.2 million presented herein are expected to be lower, potentially materially, when the valuation of the Earnout and of Ratel Robotics’ identifiable assets and liabilities is completed. Swarmer expects that the final purchase accounting will identify finite-lived intangible assets, such as developed technology and customer relationships, a portion of the purchase price will be allocated to those assets rather than to goodwill, and the resulting amortization expense, which is not reflected in the unaudited pro forma condensed combined statements of operations, will reduce pro forma operating results in future periods. See Note 3. The pro forma adjustments are preliminary and subject to further revision as additional information becomes available and additional analyses are performed and have been made solely for the purpose of providing unaudited pro forma condensed combined financial information. Differences between these preliminary estimates and the final acquisition accounting expected to be completed after the Closing may occur, and these differences could have a material effect on the accompanying unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information does not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the integration of the two companies. The unaudited pro forma condensed combined financial information is not necessarily indicative of the financial position or results of operations of the combined company in future periods or of the results that actually would have been realized had Swarmer and Ratel Robotics been a combined company during the periods presented. The actual results reported in periods following the Acquisition may differ significantly from those reflected in the unaudited pro forma condensed combined financial information for a number of reasons, including, but not limited to, differences in the assumptions used to prepare this unaudited pro forma condensed combined financial information. See the section entitled “Risk Factors” beginning on page 13 of this filing for a discussion of risks relating to the Acquisition and the combined company.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of June 30, 2026
(in U.S. dollars)
	Swarmer, Inc. (Historical)	Ratel Robotics (Historical as Adjusted)	Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$25,289,260	$2,318,902	$(8,199,928)	A,G	$19,408,234
Restricted cash	—	22,626,057	—		22,626,057
Accounts receivable	95,580	—	—		95,580
Receivable from sale of common stock	4,625,269	—	—		4,625,269
UAV deployment program advance payment	1,845,000	—	—		1,845,000
Inventories	—	16,708,264	—		16,708,264
Prepaid expenses and other current assets	1,137,379	57,818,469	—		58,955,848
Total current assets	32,992,488	99,471,692	(8,199,928)		124,264,252
Property and equipment, net	470,586	450,022	—		920,608
Operating lease right-of-use asset	99,610	65,570	—		165,180
Intangible assets	97,668	—	—		97,668
Goodwill	—	—	187,191,091	E	187,191,091
Other assets	275,333	—	—		275,333
Total assets	$33,935,685	$99,987,284	$178,991,163		$312,914,132
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$204,803	$1,973,940	$—		2,178,743
Accrued expenses and other current liabilities	1,329,493	7,141,842	939,750	F	9,411,085
Grant advance	178,381	—	—		178,381
Deferred revenue	107,121	86,632,403	—		86,739,524
Short-term debt	—	1,962,192	—		1,962,192
Operating lease liability – current	73,453	103,553	—		177,006
Advances received under combined arrangement	793,092	—	—		793,092
Contingent consideration liability – current	—	—	41,118,403	C	41,118,403
Total current liabilities	2,686,343	97,813,930	42,058,153		142,558,426
Operating lease liability – non-current	38,757	—	—		38,757
Other non-current liabilities	—	1,433	—		1,433
Contingent consideration liability – non-current	—	—	106,926,279	C	106,926,279
Total liabilities	2,725,100	97,815,363	148,984,431		249,524,894
Commitments and contingencies
Shareholders’ equity:
Common stock	113	2,735	(2,724)	B,D	124
Additional paid-in capital	53,397,926	—	37,687,075	B,G	91,085,001
Accumulated other comprehensive income (loss)	195,502	(117,607)	117,607	D	195,502
(Accumulated deficit) retained earnings	(22,382,956)	2,286,793	(7,795,226)	D,F,G	(27,891,389)
Total shareholders’ equity	31,210,585	2,171,921	30,006,732		63,389,238
Total liabilities and shareholders’ equity	$33,935,685	$99,987,284	$178,991,163		$312,914,132
See accompanying notes to the unaudited pro forma combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2026
(in U.S. dollars, except share and per share data)
	Swarmer, Inc. (Historical)	Ratel Robotics (Historical as Adjusted)	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Revenue	$236,738	$9,602,328	$—		$9,839,066
Cost of revenue	72,740	7,820,911	—		7,893,651
Gross margin	163,998	1,781,417	—		1,945,415
Operating expenses:
Selling, general and administrative	8,662,517	1,007,400	547,820	I	10,217,737
Research and development	3,291,614	14,605	—		3,306,219
Total operating expenses	11,954,131	1,022,005	547,820		13,523,956
Income (loss) from operations	(11,790,133)	759,412	(547,820)		(11,578,541)
Other income (expense):
Change in fair value of SAFE liability	—	—	—		—
Change in fair value of ELOC derivative	(251,455)	—	—		(251,455)
Interest expense	—	(43,193)	—		(43,193)
Other income	257,715	(75,439)	—		182,276
Total other income (expense)	6,260	(118,632)	—		(112,372)
Income (loss) before income taxes	(11,783,873)	640,780	(547,820)		(11,690,913)
Income tax expense	—	—	—		—
Net income (loss)	$(11,783,873)	$640,780	$(547,820)		$(11,690,913)
Net loss per share of common stock, basic and diluted	$(1.03)				$(0.93)
Weighted-average shares of common stock outstanding, basic and diluted	11,414,411		1,183,268	J	12,597,679
See accompanying notes to the unaudited pro forma combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2025
(in U.S. dollars, except share and per share data)
	Swarmer, Inc. (Historical)	Ratel Robotics (Historical as Adjusted)	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Revenue	$309,920	$18,635,667	$—		$18,945,587
Cost of revenue	182,163	15,159,359	—		15,341,522
Gross margin	127,757	3,476,308	—		3,604,065
Operating expenses:
Selling, general and administrative	2,665,004	1,524,722	6,604,073	H,I	10,793,799
Research and development	2,578,860	32,463	—		2,611,323
Total operating expenses	5,243,864	1,557,185	6,604,073		13,405,122
Income (loss) from operations	(5,116,107)	1,919,123	(6,604,073)		(9,801,057)
Other income (expense):
Change in fair value of SAFE liability	(3,493,431)	—	—		(3,493,431)
Change in fair value of ELOC derivative	—	—	—		—
Interest expense	—	(114,409)	—		(114,409)
Other income	80,275	168,510	—		248,785
Total other income (expense)	(3,413,156)	54,101	—		(3,359,055)
Income (loss) before income taxes	(8,529,263)	1,973,224	(6,604,073)		(13,160,112)
Income tax expense	—	7,313	—		7,313
Net income (loss)	$(8,529,263)	$1,965,911	$(6,604,073)		$(13,167,425)
Net loss per share of common stock, basic and diluted	$(2.46)				$(2.83)
Weighted-average shares of common stock outstanding, basic and diluted	3,461,565		1,183,268	J	4,644,833
See accompanying notes to the unaudited pro forma combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Note 1. Description of the Acquisition
On September 9, 2026, Swarmer entered into the Purchase Agreement with the Indirect Sellers and the Direct Sellers. Pursuant to the Purchase Agreement, subject to its terms and conditions, Swarmer will purchase from the Direct Sellers all of the participatory interests in Ratel Robotics, a limited liability company existing under the laws of Ukraine that designs, manufactures and sells unmanned ground vehicles principally to government customers, which together comprise 100% of its charter capital, and Ratel Robotics will become a wholly owned subsidiary of Swarmer. The Acquisition is expected to close in the fourth quarter of 2026. The obligations of the parties to consummate the Acquisition are conditioned upon, among other things, the approval, clearance or non-objection of the Antimonopoly Committee of Ukraine with respect to the Acquisition, if required, the approval by Swarmer’s stockholders of the issuance of the Consideration Shares pursuant to Nasdaq Listing Rule 5635(a), Ratel Robotics and its chief executive officer having executed an employment agreement in the form contemplated by the Purchase Agreement, the approval of the Consideration Shares for listing on Nasdaq, completion of the restructuring pursuant to which the Direct Sellers will acquire the participatory interests and become parties to the Purchase Agreement, the accuracy of the representations and warranties and performance of the covenants of the parties, and the absence of a material adverse effect with respect to Ratel Robotics or Swarmer. Each party may terminate the Purchase Agreement, subject to limited exceptions, if the Acquisition is not consummated by January 7, 2027.
The consideration for the Acquisition consists of a cash purchase price, the Closing Shares and the Earnout. The consideration payable under the Purchase Agreement consists of the following:
•
Cash purchase price.   At Closing, Swarmer will pay the Direct Sellers a cash purchase price of $7.2 million, plus Ratel Robotics’ cash (excluding restricted cash), plus or minus the difference between Ratel Robotics’ net working capital and a target amount of $0.6 million, and minus Ratel Robotics’ indebtedness (including its bank borrowings and operating and finance lease liabilities) and unpaid transaction expenses, in each case as estimated at Closing and subject to a post-closing true-up based on the actual amounts as of Closing. The Purchase Agreement does not require Ratel Robotics’ indebtedness to be repaid at Closing, and it remains an obligation of Ratel Robotics. Ratel Robotics’ bank credit facility contains covenants restricting changes in its participants and beneficial owners. The Acquisition will constitute an event that permits the lender to demand repayment of the outstanding balance ($2.0 million at June 30, 2026) within seven banking days of demand and to suspend further advances. Ratel Robotics intends to seek the lender’s consent before Closing. The Purchase Agreement does not provide for an escrow; the Direct Sellers’ indemnification obligations are satisfied by offset against the Earnout or directly by the Sellers.

•
Closing Shares.   At Closing, Swarmer will issue 1,064,942 shares of Swarmer Common Stock to the Direct Sellers in book-entry form. The Closing Shares are subject to a six-month lock-up agreement.

•
Earnout.   The Direct Sellers will be entitled to additional consideration if Ratel Robotics achieves the following revenue and operating income targets for each fiscal year:

Earnout period	Revenue target	Operating Income target	Cash	Swarmer Common Stock (shares)
Fiscal year 2026	$77,000,000	$8,470,000	$7,200,000	1,064,942
Fiscal year 2027	$130,000,000	$14,300,000	—	1,403,413
Fiscal year 2028	$187,000,000	$20,570,000	—	1,403,413
Fiscal year 2028 bonus(1)	$249,000,000	$27,390,000	—	550,357
Maximum Earnout			$7,200,000	4,422,125

(1)
Payable only if each of the preceding earnouts was fully earned.

Operating income for this purpose is Ratel Robotics’ income from operations under U.S. GAAP, excluding compensation expense for the restricted stock units described below, designated research and development spending, changes in the fair value of the Earnout and non-recoverable VAT. If the targets for a period are not fully achieved, a partial Earnout is earned in proportion to the percentage achievement of the revenue and operating income targets, and revenue or operating income in excess of a period’s target may be reallocated by the Direct Sellers to a shortfall period, subject to limits on the periods to which amounts may be reallocated depending on when the election is made. The full unpaid Earnout becomes payable at the maximum amount if Swarmer terminates the employment of Ratel Robotics’ chief executive officer without cause or if he resigns for good reason, each as defined in the Purchase Agreement. Earnout amounts are determined after the audit of Ratel Robotics’ financial statements for each earnout period, are subject to ratable adjustment for stock splits and similar events, and any Earnout Shares issued are subject to a six-month lock-up.
The following table summarizes the shares of Swarmer Common Stock expected to be outstanding immediately following the Closing, based on shares outstanding as of June 30, 2026 and excluding the Earnout Shares and other potential common shares:
	Shares of Common Stock	Ownership %
Existing Swarmer stockholders	11,608,117	91.6%
Direct Sellers (Closing Shares)	1,064,942	8.4%
Total shares of Swarmer Common Stock outstanding	12,673,059	100%

•
Employee arrangements.   In connection with the Acquisition, and as provided in the Purchase Agreement, Swarmer will pay $0.8 million in cash and grant 118,326 restricted stock units under its 2026 Equity Incentive Plan at Closing to Ratel Robotics employees designated by the Direct Sellers (the “Closing Allocation Amount”), and will pay up to a further $0.8 million in cash and grant up to a further 118,326 restricted stock units to those employees if the fiscal year 2026 Earnout becomes payable, reduced ratably to the extent the fiscal year 2026 targets are only partially achieved. The restricted stock units granted at Closing are issued under Swarmer’s standard form of restricted stock unit agreement with no exercise price, are fully vested when granted and are subject to a six-month lock-up. Pursuant to the Purchase Agreement, certain employees will receive an aggregate of 137,600 additional restricted stock units under a post-closing retention plan (the “Retention RSUs”), which vest over four years on a schedule to be approved by Swarmer’s board of directors and are subject to a six-month lock-up. The employment agreement with Ratel Robotics’ chief executive officer is a condition to Closing. Ratel Robotics has no outstanding equity awards, and no awards of Ratel Robotics will be assumed or replaced in the Acquisition. These arrangements compensate Ratel Robotics employees for services after the Closing and are not part of the consideration transferred. The Closing Allocation Amount is reflected in the unaudited pro forma condensed combined financial information as a one-time compensation charge at Closing (see Note 4, adjustments (G) and (I)), and the Retention RSUs are reflected as compensation expense recognized ratably over the four-year vesting period (see Note 4, adjustment (I)). The additional cash payment and restricted stock unit grant described above (up to $0.8 million and up to 118,326 units) are not reflected because it is payable only if the fiscal year 2026 Earnout becomes payable, a contingency that has not occurred; accordingly, no amount has been recognized for it.

Note 2. Basis of Pro Forma Presentation
The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X and gives effect to the Acquisition, which will be accounted for as a business combination under ASC 805 using the acquisition method of accounting. Swarmer is the accounting acquirer: Swarmer is transferring cash and issuing its equity to acquire 100% of the participatory interests in Ratel Robotics, will control Ratel Robotics’ operations and governance following the Closing, and its existing stockholders will hold approximately 91.6% of the outstanding shares of Swarmer Common Stock immediately after the Closing.
Under the acquisition method, the consideration transferred is measured at its acquisition-date fair value, and the identifiable assets acquired and liabilities assumed of Ratel Robotics are recognized at their acquisition-date fair values, except that contract liabilities arising from Ratel Robotics’ contracts with customers are recognized and measured in accordance with ASC Topic 606, Revenue from Contracts with Customers. The excess of the consideration transferred over the net amounts recognized for the identifiable assets acquired and liabilities assumed is recorded as goodwill. Acquisition-related costs are expensed as incurred and are not included in the consideration transferred.
The unaudited pro forma condensed combined balance sheet as of June 30, 2026 assumes that the Acquisition was consummated on June 30, 2026. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and for the year ended December 31, 2025 assume that the Acquisition was consummated on January 1, 2025 and combine the historical results of operations of Swarmer and Ratel Robotics for those periods. Both companies have a December 31 fiscal year end, and no adjustment to align reporting periods was required. Ratel Robotics’ historical financial statements have been prepared on a U.S. GAAP basis, as described under “Ratel Robotics’ Management’s Discussion and Analysis of Financial Condition and Results of Operations — Basis of Presentation” above. Ratel Robotics’ functional currency is the Ukrainian hryvnia, and its financial statements are translated into U.S. dollars, its reporting currency, in accordance with ASC Topic 830, Foreign Currency Matters, using the current rate method: assets and liabilities are translated at the exchange rate in effect at the balance sheet date, equity accounts at historical rates and revenues and expenses at weighted-average rates for the period, with the resulting translation adjustments recorded in accumulated other comprehensive income (loss). Accordingly, no adjustments to convert Ratel Robotics’ basis of accounting or reporting currency were required to combine its financial statements with Swarmer’s. Ratel Robotics’ historical accumulated other comprehensive loss of $0.1 million, which consists of cumulative translation adjustments, is eliminated in the acquisition accounting (see Note 4, adjustment (D)). Following the Closing, Ratel Robotics’ UAH functional currency will be retained and translation adjustments arising after the acquisition date will be recorded in Swarmer’s accumulated other comprehensive income (loss).
Ratel Robotics’ historical financial information has been reclassified to conform to Swarmer’s financial statement presentation. On the balance sheet, Ratel Robotics’ salaries, benefits and payroll taxes, VAT and other current liabilities and the current portion of its finance lease and vehicle financing liabilities are presented within accrued expenses and other current liabilities; the non-current portion of its finance lease liabilities is presented as other non-current liabilities; contract liabilities are presented as deferred revenue; charter capital is presented as common stock; and retained earnings are presented within accumulated deficit. Ratel Robotics’ restricted cash, inventories and short-term debt are presented as separate captions. In the statements of operations, Ratel Robotics’ general and administrative, selling and distribution and other operating expenses, net of other operating income and gains on disposal of fixed assets, are presented within selling, general and administrative expense; net sales and cost of sales are presented as revenue and cost of revenue; and interest income, foreign currency exchange gains and losses and government grant income are presented within other income (expense). Interest expense on Ratel Robotics’ bank borrowings is presented as a separate caption. The reclassifications did not change Ratel Robotics’ reported total assets, total liabilities, members’ equity or net income. Swarmer is continuing its review of Ratel Robotics’ accounting policies; based on the review to date, no adjustments to conform Ratel Robotics’ accounting policies to Swarmer’s are reflected in the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information reflects only transaction accounting adjustments, which depict the accounting for the Acquisition required by U.S. GAAP. No autonomous entity adjustments are required. Swarmer has not completed its assessment of the operating synergies, integration costs or other dis-synergies, if any, that may result from the Acquisition, and any such effects cannot be reasonably estimated at this time; accordingly, no management’s adjustments have been presented. The pro forma adjustments are preliminary and subject to further revision as additional information becomes available and additional analyses are performed. Differences between these preliminary estimates and the final acquisition accounting may occur, and these differences could have a material effect on the accompanying unaudited pro forma condensed combined financial information.
Note 3. Estimated Consideration and Preliminary Purchase Price Allocation
The estimated consideration transferred and the preliminary purchase price allocation presented in this Note 3 are preliminary and the acquisition accounting is incomplete. The Earnout is presented at its undiscounted maximum amount rather than at fair value, no amounts have been allocated to identifiable intangible assets, the identifiable assets acquired and liabilities assumed are presented at Ratel Robotics’ carrying amounts, and the determination that Ratel Robotics’ constitutes a business (see Note 2) has been made on preliminary information. Swarmer expects that the final acquisition accounting will identify finite-lived intangible assets, such as developed technology and customer relationships, and that a portion of the consideration transferred will be allocated to those assets rather than to goodwill. The resulting amortization expense is not reflected in the unaudited pro forma condensed combined statements of operations and will reduce the combined company’s operating results in the periods following the Closing. As a result, the total consideration transferred and goodwill presented are expected to differ, potentially materially, from the amounts that will be recorded in the final acquisition accounting. The estimated consideration transferred in the Acquisition of approximately $189.4 million is summarized as follows:
Total cash consideration transferred	$7,399,928
Estimated fair value of Closing Shares	33,918,403
Estimated contingent consideration (Earnout)	148,044,681
Total estimated consideration transferred	$189,363,012
The cash consideration is based on the formula in the Purchase Agreement using Ratel Robotics’ cash and cash equivalents of $2.3 million (excluding restricted cash of $22.6 million, which is not included in cash under the Purchase Agreement), short-term debt of $2.0 million, operating lease liabilities of $0.1 million and finance lease and vehicle financing liabilities of $53,229 as of June 30, 2026, and assumes that net working capital at Closing equals the target amount of $0.6 million, that Ratel Robotics has no unpaid transaction expenses at Closing and that Ratel Robotics has no indebtedness at Closing other than its bank borrowings and lease and vehicle financing obligations. The actual cash consideration will be based on the estimated amounts set forth in the preliminary closing statement delivered before Closing and the final amounts determined after Closing. Ratel Robotics’ indebtedness reduces the cash purchase price and is not repaid by Swarmer at Closing; it is included in the liabilities assumed. As described in Note 1, the lender may demand repayment of the facility as a result of the Acquisition. The unaudited pro forma condensed combined financial information assumes the indebtedness remains outstanding. If it were instead repaid at Closing, pro forma cash and cash equivalents and short-term debt would each decrease by $2.0 million, and Ratel Robotics’ historical interest expense of $114,409 for the year ended December 31, 2025 and $43,193 for the six months ended June 30, 2026 would be eliminated from the pro forma statements of operations.
The fair value of the Closing Shares is based on the closing price of Swarmer Common Stock of $31.85 on September 8, 2026. The final fair value of the Closing Shares will be measured on the Closing date. Swarmer Common Stock has been publicly traded only since Swarmer’s initial public offering in March 2026 at $5.00 per share, and the closing price has ranged from $60.32 on June 9, 2026 to $31.85 on the measurement date. Because of this volatility, the following table presents the effect on the estimated consideration and goodwill of a 25% increase or decrease in the price of Swarmer Common Stock. A 25% increase or decrease would increase or decrease total estimated consideration and goodwill by approximately $43.7 million:
	Share Price	Closing Shares	Contingent Consideration	Total Consideration	Goodwill
As presented	$31.85	$33,918,403	$148,044,681	$189,363,012	$187,191,091
25% increase in share price	$39.81	$42,398,003	$183,255,852	$233,053,783	$230,881,862
25% decrease in share price	$23.89	$25,438,802	$112,833,511	$145,672,241	$143,500,320
The Earnout is contingent consideration and will be recognized as part of the consideration transferred at its acquisition-date fair value, with classification as a liability or as equity determined under ASC 480 and ASC 815-40. The Earnout is payable in cash of up to $7.2 million and up to 4,422,125 shares of Swarmer Common Stock based on Ratel Robotics’ revenue and operating income for fiscal years 2026, 2027 and 2028, as described in Note 1. The undiscounted amount of the Earnout ranges from zero, if none of the revenue and operating income targets is achieved, to $7.2 million in cash plus 4,422,125 shares of Swarmer Common Stock (with a value of $140.8 million at the closing price of $31.85 on September 8, 2026), if all targets are achieved. The valuation of the Earnout has not been completed. Pending that valuation, the unaudited pro forma condensed combined financial information reflects the Earnout at $148.0 million the undiscounted maximum amount payable measured at the closing price of Swarmer Common Stock on September 8, 2026, which is the upper end of the range of possible outcomes and not an estimate of fair value. The acquisition-date fair value of the Earnout will reflect the probability of achieving the revenue and operating income targets in each earnout period (which require Ratel Robotics’ revenue to increase from

$18.6 million in fiscal year 2025 to $77.0 million in fiscal year 2026 and to $187.0 million in fiscal year 2028), the acceleration and reallocation provisions described in Note 1 and the time value of money. The fair value is expected to be lower than the amount presented, and the difference could be material; the contingent consideration liability, total consideration transferred and goodwill presented in the unaudited pro forma condensed combined balance sheet would each decrease by the same amount. The Earnout has been classified as a liability on a preliminary basis. The cash component is settled in cash. The share component is not considered indexed to Swarmer’s own stock under ASC 815-40-15 because the number of Earnout Shares deliverable is not fixed: under the partial payment and reallocation provisions described in Note 1, the number of shares varies with the level of Ratel Robotics’ revenue and operating income relative to the targets, so the arrangement does not settle by exchanging a fixed number of shares for a fixed monetary amount. Contingent consideration classified as a liability is remeasured at fair value at each reporting date after the Closing, with changes in fair value recognized in earnings.
The preliminary allocation of the estimated consideration transferred to the identifiable assets acquired and liabilities assumed, based on Ratel Robotics’ balance sheet as of June 30, 2026, is as follows:
Cash and cash equivalents	$2,318,902
Restricted cash	22,626,057
Inventories	16,708,264
Prepaid expenses and other current assets	57,818,469
Property and equipment, net	450,022
Operating lease right-of-use asset	65,570
Total identifiable assets acquired	99,987,284
Accounts payable	(1,973,940)
Accrued expenses and other current liabilities	(7,141,842)
Deferred revenue	(86,632,403)
Operating lease liabilities	(103,553)
Short term debt	(1,962,192)
Other noncurrent liabilities	(1,433)
Total liabilities assumed	(97,815,363)
Net identifiable assets acquired	2,171,921
Goodwill	187,191,091
Total estimated consideration transferred	$189,363,012
The purchase price allocation is preliminary and the acquisition accounting is incomplete. Swarmer has not completed the valuation of the identifiable assets acquired and liabilities assumed. The amounts in the table above reflect Ratel Robotics carrying amounts as of June 30, 2026, including inventories of $16.7 million carried at cost, and those carrying amounts have not been determined to approximate fair value. Deferred revenue of $86.6 million represents advance payments received from Ratel Robotics’ customers, principally government customers, for unmanned ground vehicles not yet delivered; Ratel Robotics’ customers generally pay in advance of delivery, and the balance increased by $81.9 million during the six months ended June 30, 2026 as advance payments were received under new contracts. Restricted cash of $22.6 million represents customer advances held in accounts with the State Treasury of Ukraine and other contractually restricted accounts, and prepaid expenses and other current assets include advances paid to suppliers for production components. Deferred revenue is measured in accordance with ASC Topic 606 and is subject to Swarmer’s assessment of Ratel Robotics’ revenue recognition accounting. No amounts have been allocated to identifiable intangible assets, such as developed technology, customer relationships and contracts with government customers, trade names or in-process research and development, and the entire excess of the consideration transferred over the net identifiable assets acquired has been recorded as goodwill. When the valuation is completed, amounts allocated to finite-lived intangible assets will reduce goodwill and give rise to amortization expense that is not reflected in the unaudited pro forma condensed combined statements of operations; amounts allocated to in-process research and development would reduce goodwill but would not be amortized until the related projects are completed. Swarmer has not completed its evaluation of the income tax consequences of the Acquisition, and no deferred income tax assets or liabilities have been recognized in the preliminary purchase price allocation. That evaluation will be completed as part of the final acquisition accounting and could result in the recognition of deferred income taxes, with a corresponding change to goodwill.
The final acquisition accounting will also reflect the price of Swarmer Common Stock on the Closing date, the final amounts of Ratel Robotics’ cash, net working capital, indebtedness and transaction expenses at Closing and the acquisition-date fair value of the Earnout. The acquisition accounting is expected to be finalized within twelve months following the Closing. The final amounts could differ materially from the preliminary amounts presented.
Note 4. Pro Forma Adjustments
The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Acquisition based on preliminary estimates that could change materially as additional information is obtained. The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2026 and in the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025 are as follows:
Pro Forma Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet
(A)   To reflect the estimated cash purchase price of $7.4 million paid by Swarmer to the Direct Sellers at Closing, funded from Swarmer’s cash on hand, determined as set forth in Note 3. Ratel Robotics’ indebtedness is not repaid at Closing and remains a liability of the combined company. See Note 3 regarding the lender’s right to demand repayment following the Acquisition.
(B)   To reflect the issuance of 1,064,942 Closing Shares to the Direct Sellers at an estimated fair value of $33.9 million based on the closing price of Swarmer Common Stock of $31.85 on September 8, 2026. The adjustment increases the par value of the shares issued, and additional paid-in capital by $33.9 million.
(C)   To reflect the contingent consideration liability for the Earnout of $148.0 million measured as described in Note 3. The portion of the Earnout relating to fiscal year 2026 of $41.1 million, consisting of $7.2 million in cash and 1,064,942 shares of Swarmer Common Stock, is presented as a current liability because it is payable following completion of the audit of Ratel Robotics’ fiscal year 2026 financial statements, within twelve months of the pro forma balance sheet date. The remaining $106.9 million is presented as a non-current liability.
(D)   To reflect the elimination of Ratel Robotics’ historical members’ equity, consisting of charter capital of $2,735, retained earnings of $2.3 million and accumulated other comprehensive loss of $0.1 million.
(E)   To reflect preliminary goodwill of $187.2 million, representing the excess of the estimated consideration transferred over the net identifiable assets acquired, as set forth in Note 3.
(F)   To reflect the accrual of Swarmer’s estimated acquisition-related costs of $0.9 million expected to be incurred after June 30, 2026, consisting of legal, financial advisory, accounting, valuation and other costs, recorded as an increase in accrued expenses and other current liabilities and an increase in accumulated deficit.
(G)   To reflect the Closing Allocation Amount described in Note 1, which is paid and granted at Closing and compensates Ratel Robotics employees; it is a transaction separate from the Acquisition and is not included in the consideration transferred. The adjustment records (i) the payment of the $0.8 million cash component, funded from Swarmer’s cash on hand, as a decrease in cash and cash equivalents, and (ii) the grant of 118,326 fully vested restricted stock units at a grant-date fair value of $3.8 million (118,326 units at the closing price of Swarmer Common Stock of $31.85 on September 8, 2026) as an increase in additional paid-in capital. The total of $4.6 million is recorded as an increase in accumulated deficit.
Pro Forma Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations
(H)   To reflect Swarmer’s estimated acquisition-related costs of $0.9 million expected to be incurred after June 30, 2026, charged to selling, general and administrative expense in the year ended December 31,

2025 as if the Acquisition had occurred on January 1, 2025. These costs are nonrecurring and will not recur in the income of the combined company beyond twelve months after the Acquisition.
(I)   To reflect compensation expense for the arrangements described in Note 1 that are stipulated in the Purchase Agreement, charged to selling, general and administrative expense as if the Acquisition, the Closing Allocation Amount and the grant of the Retention RSUs had occurred on January 1, 2025. For the year ended December 31, 2025, the adjustment of $5.7 million consists of (i) $4.6 million for the Closing Allocation Amount, comprising the $0.8 million cash component and the $3.8 million grant-date fair value of the 118,326 restricted stock units, which are fully vested when granted and are therefore recognized in full at Closing, and (ii) $1.1 million for the Retention RSUs, representing one year of the $4.4 million grant-date fair value of the 137,600 units (at the closing price of Swarmer Common Stock of $31.85 on September 8, 2026) recognized ratably over the four-year vesting period. For the six months ended June 30, 2026, the adjustment of $0.5 million consists of six months of Retention RSU expense. The Closing Allocation Amount charge of $4.6 million is nonrecurring and will not recur in the income of the combined company beyond twelve months after the Acquisition; the Retention RSU expense of approximately $1.1 million per year will continue over the four-year vesting period.
(J)   The pro forma combined basic and diluted net loss per share has been computed using the pro forma combined net loss for each period. The number of shares used in the computation reflects Swarmer’s historical weighted-average shares of common stock outstanding adjusted to include the 1,064,942 Closing Shares and the 118,326 shares underlying the fully vested restricted stock units granted at Closing as if they had been outstanding since January 1, 2025. The fully vested restricted stock units are included in basic weighted-average shares under ASC 260-10-45-13 because no conditions other than the passage of time remain to be satisfied for the underlying shares to be issued. The 137,600 Retention RSUs are excluded from basic weightedaverage shares because the awards remain subject to approval by Swarmer’s board of directors of the vesting schedule over the four-year vesting period and are unvested; no shares underlying the Retention RSUs are issuable until the awards are granted and vest. Their inclusion in diluted weighted-average shares would be antidilutive given the pro forma net loss in each period. The Earnout Shares are excluded from the pro forma weighted-average shares because their issuance is contingent on revenue and operating income targets that were not achieved based on Ratel Robotics’ results for the periods presented and because their inclusion would be antidilutive given the pro forma net loss in each period. The exclusion of the Earnout Shares from the per share computation does not affect the recognition of the Earnout in the unaudited pro forma condensed combined balance sheet, where the Earnout, including the share component, is reflected as a contingent consideration liability at its undiscounted maximum amount as described in Note 3. Swarmer’s outstanding common stock purchase warrants, unvested restricted stock awards and restricted stock units and stock options are antidilutive and are excluded. The following table sets forth the computation of pro forma weighted-average shares outstanding, basic and diluted:
	Six Months Ended June 30, 2026	Year Ended December 31, 2025
Swarmer historical weighted-average shares of common stock outstanding, basic and diluted	11,414,411	3,461,565
Closing Shares issued to the Direct Sellers, assumed outstanding from January 1, 2025	1,064,942	1,064,942
Fully vested restricted stock units granted to employees at Closing, assumed outstanding from January 1, 2025	118,326	118,326
Pro forma weighted-average shares of common stock outstanding, basic and diluted	12,597,679	4,644,833
Pro forma net loss	$(11,690,913)	$(13,167,425)
Pro forma net loss per share, basic and diluted	$(0.93)	$(2.83)

PROPOSAL NO. 1 — THE SHARE ISSUANCE PROPOSAL
General
Our stockholders are being asked to approve, for purposes of complying with the stockholder approval requirements of Nasdaq Listing Rule 5635(a), the issuance of up to 5,487,067 shares of Common Stock, consisting of 1,064,942 shares of Closing Stock Consideration (as defined below) and up to 4,422,125 shares of Stock Earnout Consideration (as defined below), as consideration in connection with the Company’s proposed Acquisition of Ratel Robotics pursuant to the Purchase Agreement. Stockholders are also urged to read carefully the Purchase Agreement in its entirety, which is attached as Annex A hereto, before voting on this proposal. The discussion herein is qualified in its entirety by reference to the Purchase Agreement.
We are NOT asking you to approve the Acquisition itself or the Purchase Agreement. We are asking you to approve the issuance of shares of Common Stock in connection with the Acquisition, as required by Nasdaq Listing Rule 5635(a).
Summary of the Proposed Acquisition
Purchase Agreement
On September 9, 2026 (the “Signing Date”), we entered into the Purchase Agreement with Taras Ihorovych Ostapchuk, an individual resident of Ukraine (“Ostapchuk”), Mykola Oleksandrovych Paliienko, an individual resident of Ukraine (“Paliienko”), Taras Ivanovych Murashko, an individual resident of Ukraine (“Murashko”) and Denys Volodymyrovych Gorovyi, an individual resident of Ukraine (together with Ostapchuk, Paliienko and Murashko, the “Indirect Sellers”), and the direct sellers party thereto from time to time pursuant to joinders to the Purchase Agreement (collectively, the “Direct Sellers” and, together with the Indirect Sellers, the “Sellers”) to purchase from the Direct Sellers all of the participatory interests in Ratel Robotics, which together comprise 100% of its charter capital.
The Acquisition is expected to close in the fourth quarter of 2026, subject to the satisfaction of the closing conditions set forth in the Purchase Agreement.
A copy of the Purchase Agreement is included as Annex A to the Proxy Statement. The Company encourages you to carefully read the Purchase Agreement in its entirety because it is the principal legal agreement that governs the Acquisition.
Consideration
Subject to the terms and conditions of the Purchase Agreement, we will pay consideration to the Sellers for the Acquisition of (i) an estimated $7.2 million in cash at the Closing, subject to certain adjustments as provided in the Purchase Agreement, (ii) 1,064,942 shares of Common Stock (such shares of Common Stock issued at Closing, the “Closing Stock Consideration”), to be issued to the Direct Sellers at the Closing, (iii) up to $7.2 million payable following the Closing if certain revenue and operating income targets are achieved for the fiscal year ending December 31, 2026 and (iv) up to 4,422,125 shares of Common Stock issuable to the Direct Sellers following the Closing, if certain revenue and operating income targets are achieved for each of the fiscal years ending December 31, 2026, 2027 and 2028 (the “Stock Earnout Consideration” and together with the Closing Stock Consideration, the “Stock Consideration”). The Stock Earnout Consideration may be earned in full, in part (pursuant to a partial payment formula based on the degree of achievement of the applicable revenue and operating income targets), or not at all for each applicable fiscal year. The Purchase Agreement also includes a catch-up mechanism that permits the Direct Sellers, subject to specified limitations and procedures, to reallocate revenue and/or operating income among applicable earnout periods for purposes of determining whether, and to what extent, earnout consideration is payable. The actual number of shares of Common Stock issued as Stock Earnout Consideration may be less than the maximum amount described above depending on whether and to what extent the applicable earnout targets are achieved. All shares of Common Stock issued as Stock Consideration shall be subject to a customary six-month lock-up period starting on the applicable date of issuance.
In addition, the Purchase Agreement provides that, in connection with the Closing, the Company will effect an aggregate of $800,000 in cash incentive payments and grant 118,326 restricted stock units to certain employees of Ratel Robotics, and, subject to the 2026 earnout becoming payable and any applicable ratable reduction based on the finally determined 2026 earnout payout, the Company will effect up to an additional $800,000 in cash incentive payments and grant up to 118,326 restricted stock units to such employees. The restricted stock units will be granted under the Company’s 2026 Equity Incentive Plan and will be subject to the terms and conditions set forth in the Purchase Agreement and the applicable award agreements.
Representations and Warranties
Under the Purchase Agreement, the Sellers made customary representations and warranties including, among other things: authority; no conflict; participatory interests; litigation; restricted securities; no general solicitation; independent investigation; financial knowledge and experience; and solvency.
Under the Purchase Agreement, Ratel Robotics made customary representations and warranties including, among other things: organization and qualification; authority; no violation; consents; capitalization; financial statements; absence of certain changes or events; litigation; employee benefit plans; insurance; intellectual property and data protection; environmental matters; material contracts; customers and suppliers; transactions with affiliates; products; anti-corruption; government contracts; and exclusivity of representations and warranties.
Under the Purchase Agreement, the Company made customary representations and warranties including, among other things: organization; authority; no conflict; sufficiency of funds; solvency; litigation; SEC filings; no undisclosed liabilities; and absence of material adverse effect.
The representations and warranties of the Direct Sellers (other than the Seller Fundamental Representations (as defined in the Purchase Agreement)) and the Company contained in the Purchase Agreement will survive until the date that is fifteen (15) months after the Closing. The Seller Fundamental Representations will survive until the date that is three (3) years after the Closing.
Covenants
The Purchase Agreement contains customary covenants made by each of the Sellers, Ratel Robotics and the Company, including, among others, covenants regarding the conduct of Ratel Robotics’ business during the pendency of the Acquisition, obligations to use efforts to consummate the Acquisition, obligations relating to the preparation and filing of the Proxy Statement and other SEC filings related thereto and convening the Special Meeting of our stockholders to approve the Share Issuance Proposal, and restrictions on the Sellers and their respective affiliates engaging in certain business activities following the Closing. The Purchase Agreement also provides for mutual indemnification subject to customary limitations.
For a period of three (3) years following the Closing, each of the Indirect Sellers, Direct Sellers and their respective affiliates and representatives agree to hold in confidence any nonpublic information that is proprietary or competitively sensitive to the extent relating to Ratel Robotics; provided that the foregoing restriction does not apply to information (i) that is in the public domain or enters into the public domain through no fault of the Sellers, (ii) to the extent used by Sellers in connection with any financial reporting required by applicable law, including any applicable rules of any stock exchange or quotation system, (iii) that Sellers are required by law or required pursuant to legal or regulatory process to disclose, (iv) that was independently developed by Sellers without reference to or use of any confidential business information of Ratel Robotics, (v) that was received by Sellers from a third party without restriction on disclosure and without breach of any obligation of confidentiality, (vi) disclosed by them to their professional advisors (including legal counsel, accountants, and tax advisors) who are bound by professional duties of confidentiality, or (vii) disclosed in connection with any action or dispute arising under or relating to the Purchase Agreement or the related transactions agreements.
The Purchase Agreement also contains a non-competition and non-solicitation covenant, whereby for a period of three (3) years following the Closing, the Indirect Sellers and their respective affiliates agree not to engage in a competing business within the territory of Ukraine without the prior written consent of the Company. However, such restriction does not preclude the Indirect Sellers or their affiliates (i) from owning securities of any entity engaged in any competing business which has outstanding publicly traded securities, so long as such person’s direct holdings in any such entity does not in the aggregate constitute more than (x) 3% of the voting power of such entity in the case of Ostapchuk, and (y) 20% of the voting power of such entity in the case of Paliienko, Gorovyi and Murashko or (ii) from owning passive investments indirectly through investment syndicates, venture capital funds, private equity funds in any entity engaged in any competing business. During this three-year restricted period, the Indirect Sellers and their respective affiliates also cannot, without the prior written consent of the Company, solicit, hire, employ or seek to entice away for employment, any current employee of the Company or its affiliates who was an employee, independent contractor or other service provider as of the Closing, subject to certain exceptions.
The covenants and agreements contained in the Purchase Agreement that relate to the performance of obligations following the Closing shall survive the Closing until the first day following the expiration of the period in which such covenants and agreements are to be performed in accordance with their terms.
Conditions to Closing
Each party’s obligation to consummate the Acquisition is also subject to the accuracy of the representations and warranties of the other parties (subject to certain customary exceptions) and the performance in all material respects of the other parties’ respective covenants under the Purchase Agreement. The respective obligations of the parties to consummate the Acquisition are also conditioned upon, among other things, (a) if required, the approval, clearance or non-objection of the AMC with respect to the Acquisition and the restrictive covenants in the Purchase Agreement to the extent covering the territory of Ukraine, (b) the approval of the Share Issuance Proposal by our stockholders, (c) Ratel Robotics and Ostapchuk having executed an employment agreement in a form contemplated by the Purchase Agreement and (d) the absence of any order or law making the consummation of the transactions illegal or any pending action seeking to restrain, prohibit or delay the transactions.
The obligations of the Sellers to consummate the Acquisition are also conditioned upon (a) the shares of Common Stock issuable as Stock Consideration having been approved for listing on Nasdaq, subject to official notice of issuance, and (b) the absence of a material adverse effect with respect to the Company. Additionally, the Company’s obligation to consummate the Acquisition is further conditioned upon (a) completion of the restructuring pursuant to which the Direct Sellers will acquire the participatory interests and become parties to the Purchase Agreement and (b) Ratel Robotics having not suffered a material adverse effect.
Termination
The Purchase Agreement allows the parties to terminate the Purchase Agreement if certain customary conditions described in the Purchase Agreement are not satisfied, including, without limitation, each party’s right to terminate, subject to certain limited exceptions, if the Acquisition is not consummated by January 7, 2027.
If the Purchase Agreement is validly terminated, none of the parties to the Purchase Agreement will have any liability or further obligation under the Purchase Agreement, except for specified provisions, including confidentiality, public announcements and certain general provisions, and liability for Fraud or willful breach.
The Purchase Agreement provides that it may be terminated at any time prior to Closing:
•
by mutual written consent of the Company and Sellers;

•
by Sellers, if the Sellers are not in breach of their obligations under the Purchase Agreement and the Company breaches or fails to perform in any respect any of its representations, warranties, or covenants contained in the Purchase Agreement and such breach or failure to perform: (i) would give rise to the failure of a condition set forth in Section 8.2 of the Purchase Agreement; (ii) cannot be or has not been cured within 30 business days following delivery to the Company of written notice of such breach or failure to perform; and (iii) has not been waived by Sellers, in their sole discretion; provided that the failure to deliver the full consideration payable pursuant to Article II of the Purchase Agreement at the Closing shall not be subject to cure unless otherwise agreed to in writing by Sellers;

•
by the Company, if the Company is not in breach of its obligations under the Purchase Agreement and Sellers or Ratel Robotics breach or fail to perform in any respect any of their representations, warranties, or covenants contained in the Purchase Agreement and such breach or failure to perform: (i) would give rise to the failure of a condition set forth in Section 8.3 of the Purchase Agreement; (ii) cannot be or has not been cured within 30 business days following delivery to Sellers of written notice of such breach or failure to perform; and (iii) has not been waived by the Company, in its sole discretion;

•
by either Sellers or the Company if the Closing shall not have occurred by the date that is one hundred twenty (120) calendar days after the date of the Purchase Agreement; provided that the right to terminate the Purchase Agreement shall not be available if the failure of the party so requesting termination to fulfill any obligation under the Purchase Agreement shall have been the cause of the failure of the Closing to occur on or prior to such date; or

•
by either Sellers or the Company in the event that any governmental authority shall have issued an order, decree, or ruling or taken any other action restraining, enjoining, or otherwise prohibiting the transactions contemplated by the Purchase Agreement and such order, decree, ruling, or other action shall have become final and non-appealable; provided that the party so requesting termination shall have complied with Section 6.4 of the Purchase Agreement.

Related Agreements
Lock-Up Agreement
Pursuant to the Purchase Agreement, each Direct Seller will enter into a Lock-Up Agreement with us at the Closing. Pursuant to the Lock-Up Agreements, the Direct Sellers will agree shares of Common Stock issued to the Direct Sellers under the Purchase Agreement as Stock Consideration will be subject to a six month lockup period running from the applicable date of issuance, subject to certain limited customary exceptions.
Registration Rights Agreement
Pursuant to the Purchase Agreement, we have agreed to enter into a Registration Rights Agreement with the Direct Sellers at the Closing relating to the registration for resale of the shares of Common Stock issued as Stock Consideration. Under the Registration Rights Agreement, within three trading days of becoming eligible to file a registration statement on Form S-3, we will agree to file a registration statement on Form S-3 under the Securities Act with respect to the resale of the Stock Consideration and to use reasonable best efforts to cause such registration statement to be declared effective under the Securities Act as soon as reasonably practicable thereafter.
Background of the Acquisition
Acquisitions are a principal element of our growth strategy. Our software coordinates autonomous unmanned systems and is designed to run on hardware built by others. We acquire companies for two reasons. The first is to broaden what the platform can do: coordination and command, counter-unmanned-aircraft and interceptor systems, and navigation where satellite signals and communications are degraded. The second is to acquire the unmanned platforms themselves, so that we can deliver a complete system rather than software alone. The Acquisition advances both. It adds unmanned ground vehicles, and the ability to build them, to a platform that has to date been focused on aerial systems.
In evaluating an acquisition, our Board and management consider, among other factors: how the target’s technology fits with our software; whether its products have been deployed in the field; its production capacity and its ability to scale; the strength of its management team and our ability to retain it; the regulatory, export control and jurisdictional profile of the target and its customers; and the form and amount of consideration required.
We maintain a pipeline of acquisition candidates, which management reviews regularly and discusses periodically with our Board. Candidates come from our own market research, from our commercial and operational relationships with unmanned systems manufacturers and military end users, and from introductions by our directors, stockholders and advisers. We also receive unsolicited inquiries. We approach potential transaction partners directly.
The Company was introduced to Ratel Robotics through two separate channels in May 2026. On May 12, 2026, Michael Rapp, a stockholder of the Company, met Paliienko and subsequently mentioned him to Alexander Fink, the Company’s Chief Executive Officer and President. Separately, Mykhailo Nestor, the Company’s Chief Product Officer and an acquaintance of Paliienko, introduced Paliienko to Serhii Kupriienko, a member of the Board, who introduced Paliienko to Mr. Fink on May 25, 2026. Members of the Company’s management and members of Ratel Robotics’ management met later in May 2026 to discuss the businesses of the two companies and the possibility of a transaction between them.
On May 19, 2026, the Company and Ratel Robotics entered into a mutual non-disclosure agreement. Shortly after entering into the non-disclosure agreement, Ratel Robotics provided the Company with preliminary financial and business information, including its internal financial model for 2024 through 2027 and its statutory financial filings for the 2025 fiscal year and the first quarter of 2026. On May 30, 2026, the Company delivered a written information request to Ratel Robotics covering financial, commercial, legal, operational and technical matters. Ratel Robotics compiled responsive materials over the following weeks and, on June 9, 2026, granted the Company and its advisers access to an electronic data room containing those materials. Ratel Robotics continued to add materials to that data room, and the Company and its advisers continued to submit follow-up requests, through the remainder of the diligence period.
On June 23, 2026, the Company engaged Greenberg Traurig, P.A. (“Greenberg Traurig”) as its outside transaction counsel and on July 16, 2026 engaged Sayenko Kharenko as its Ukrainian counsel.
Beginning in June 2026, the Company and Ratel Robotics exchanged proposals regarding the terms of a possible acquisition. On June 27, 2026, representatives of the Company, including Mr. Fink, Joseph Wang, a consultant engaged by the Company to advise on the Acquisition, and Mr. Wagenheim, who is a member of the Board’s M&A Committee, met by videoconference with Ostapchuk and Paliienko to negotiate the principal terms of a letter of intent. The participants discussed the total consideration, the allocation of that consideration between cash and Common Stock, the amount and timing of the earnout payments, the performance targets to which the earnout would be subject, and the method by which the shares of Common Stock would be valued.
On June 28, 2026, the Company delivered a draft letter of intent to Ratel Robotics reflecting the terms discussed at that meeting, which expressed the consideration as dollar amounts aggregating $224.0 million.
Between June 28 and June 30, 2026, the parties negotiated revisions to the draft. The revised letter of intent fixed the per share reference price at $43.00 and specified the resulting share counts; added a 90-day exclusivity period in favor of the Company; added a catch-up mechanism permitting a shortfall in one earnout year to be recovered through overperformance in a later year; replaced the all-or-nothing earnout condition with a sliding scale under which the payment declined to zero at a 41.42% shortfall to the revenue target; increased the permitted shortfall against Ratel Robotics’ revenue plan to 20% for 2026 and 25% for each of 2027 and 2028, so that the earnout revenue targets were set at approximately 80% of plan for 2026 and 75% of plan for each of 2027 and 2028; and provided that a portion of the equity consideration would be allocated to key employees of Ratel Robotics as a post-closing retention mechanism.
On June 30, 2026, the Company delivered to Ratel Robotics a non-binding letter of intent setting forth the principal terms of a proposed acquisition of either all of the outstanding equity of Ratel Robotics or all or substantially all of its assets, with the structure to be determined following completion of due diligence. The letter of intent contemplated a purchase price of up to $16.0 million in cash and 4,837,210 shares of Common Stock, of which $8.0 million in cash and 1,000,000 shares of Common Stock would be payable at the Closing and the balance would be payable in tranches following each of 2026, 2027 and 2028 only if Ratel Robotics achieved specified annual revenue and EBITDA margin targets, subject to partial credit for performance below those targets and to a catch-up for prior-year shortfalls. Shares of Common Stock issued as consideration would be subject to six-month lock-up agreements, and the purchase price assumed that Ratel Robotics would have adequate net working capital and no indebtedness, excess cash or unpaid transaction expenses as of the Closing. The share components of the purchase price were expressed in the letter of intent as dollar amounts aggregating approximately $208.0 million, which were converted into the 4,837,210 shares of Common Stock reflected in the letter of intent at a reference price of $43.00 per share.
The letter of intent contemplated, among other things, an earnout measured by reference to revenue and an EBITDA margin of 11%, with revenue targets ranging from $77 million for the first earnout year to $187 million for the third earnout year, as well as a separate bonus earnout conditioned on Ratel Robotics achieving revenue of $249 million for the third earnout year, a catch-up mechanism under which overperformance in a subsequent year would cover a shortfall in the prior year, and that Ratel Robotics would retain its brand, leadership and operational control following the Closing. The partial credit mechanism did not apply to the bonus earnout. The letter of intent did not provide for any escrow of a portion of the purchase price. The letter of intent granted the Company exclusivity until the earliest of the execution of a definitive agreement, the mutual agreement of the parties and the date 90 days after the date of the letter. The letter of intent was executed by the parties on July 1, 2026.
Through the remainder of August 2026, Greenberg Traurig, Sayenko Kharenko and Ernst & Young LLC (“EY”), Ratel Robotics’ transaction adviser, engaged in structuring and tax discussions.
Beginning in early August 2026, Sayenko Kharenko conducted legal due diligence on Ratel Robotics. Ratel Robotics made diligence materials available to the Company and its advisers, and the Company’s advisers submitted supplemental information requests and held diligence calls with Ratel Robotics management to obtain answers on an expedited basis. Diligence, including confirmatory diligence and follow-up requests, continued until shortly before the parties entered into the Purchase Agreement.
On August 17, 2026, Greenberg Traurig sent an initial draft of the Purchase Agreement and a draft disclosure schedule shell to Ratel Robotics and EY. The draft provided for the Company’s purchase of all of the participatory interests in Ratel Robotics for an estimated cash purchase price subject to customary adjustments for net working capital, indebtedness, cash and transaction expenses, a fixed number of shares of Common Stock payable at Closing and additional shares payable as earnout consideration upon achievement of specified performance targets, a $1.0 million escrow, a six-month lock-up on the shares of Common Stock issued as consideration, representations and warranties of the Sellers and Ratel Robotics, interim operating covenants, exclusive dealing restrictions, mutual indemnification, and closing conditions including the approval or clearance of the AMC and approval by the Company’s stockholders of the issuance of the Common Stock.
In late August 2026, the Company and its advisers advanced the disclosure and regulatory workstreams necessary to complete the transaction. On August 27, 2026, the Company completed the significance tests under Regulation S-X and confirmed that the asset test was satisfied, with the result that audited and interim financial statements of Ratel Robotics and pro forma financial information would be required for the Company’s SEC filings.
On August 27, 2026, EY delivered to Greenberg Traurig a key issues list on the draft Purchase Agreement and the draft Lock-Up Agreement. The issues list, among other things, requested a registration rights agreement so that the consideration shares would become freely tradeable following expiration of the lock-up and that the lock-up commence upon signing rather than issuance; requested confirmation of the Company’s analysis under the Nasdaq stockholder approval requirements and business representations and warranties from the Company; requested deletion of the escrow on the basis that no escrow had been agreed to in the letter of intent; sought to limit the conditions to Closing; objected to the use of EBIT rather than EBITDA margin as the earnout metric and to the cumulative and sequential conditions on the revenue catch-up and the 2028 bonus earnout; requested an anti-manipulation covenant, operational autonomy guarantees for Ratel Robotics’ brand, management and operations during the earnout period and acceleration of the unpaid earnout upon a change of control, termination of key employees or breach of those covenants; requested a key employee retention plan; proposed changes to liability caps, survival periods and the treatment of the Company’s knowledge; sought to broaden the exceptions to the non‑competition covenant, including an increase in the passive investment threshold from 3% to 20%; and proposed the use of Ukrainian statutory accounting standards and London as the venue for arbitration.
On August 30, 2026, Greenberg Traurig delivered to EY the Company’s responses to the key issues list. The Company agreed to revert to an EBITDA margin metric for the earnout and to prepare a registration rights agreement limited to resale registration rights (excluding demand and piggyback registration rights), and indicated a willingness to remove the escrow provided that the Company retained its offset and share cancellation rights against the Sellers in the first instance and their ultimate beneficial owners thereafter. The Company declined to limit the conditions to Closing to regulatory approvals, confirmed that the lock-up would commence upon issuance in order to align with the holding period requirements of Rule 144 under the Securities Act, and proposed that the assignment of intellectual property from the Sellers to Ratel Robotics and the execution of the operating Sellers’ employment arrangements be added as conditions to Closing.
During the first days of September 2026, the parties worked to resolve the remaining commercial issues. On September 1, 2026, EY requested an all-hands call to resolve the most material commercial items, and the call was scheduled for September 3, 2026. The principal open items at that time included the Sellers’ request that Closing be conditioned only on Ukrainian antitrust clearance, the Sellers’ request for demand registration rights with respect to the consideration shares, and the Sellers’ request that Ratel Robotics’ existing management retain strategic control of the business during the earnout period.
On September 3, 2026, Greenberg Traurig sent EY an incremental draft of the Purchase Agreement prior to the scheduled all hands call, which reflected comments from Greenberg Traurig; adding the form of Registration Rights Agreement as an exhibit and including covenants relating to the Company’s stockholder meeting. Greenberg Traurig also provided EY with its analysis under Nasdaq Listing Rule 5635(a), confirming that contingent consideration such as the earnout shares must be included in determining whether the 20% threshold is exceeded and that, as a result, the Company would be required to file a preliminary and definitive proxy statement and hold a stockholder meeting to approve the share issuance.
On September 4, 2026, the Sellers’ United States counsel, Farrell Fritz, P.C. (“Farrell Fritz”), and EY delivered mark-ups of the Lock-Up Agreement and the Registration Rights Agreement, together with a rider narrowing the representations and warranties to reflect Ratel Robotics’ stage of development. Also on September 4, 2026, Mr. Fink and Mr. Paliienko directly resolved the treatment of indemnification and the anti-sandbagging provisions, and the parties agreed to restructure the earnout to replace the EBITDA margin metric with an operating income metric, a payout multiplier capped at one, and a catch-up mechanism permitting the reallocation of revenue and operating income among earnout periods at the end of 2027 and 2028. The parties also discussed separating Ratel Robotics’ research and development expense into operational and experimental components for purposes of the earnout calculation and the terms of initial retention grants for key employees.
On September 4, 2026, the Board held a special meeting by videoconference to consider the proposed Acquisition. In advance of the meeting, the Board received materials relating to the proposed Acquisition, including a draft of the Purchase Agreement and summaries of the due diligence conducted. Members of the Company’s management and representatives of Greenberg Traurig participated in the meeting. Mr. Fink presented and summarized the proposed terms of the Acquisition, and Mr. Wang provided a more detailed overview of the proposed transaction, including the current state of Ratel Robotics’ business, the purchase price and the earnout structure. The Board reviewed and discussed the earnout mechanics and compared Ratel Robotics’ historical and projected financial performance to the earnout targets, and considered how Ratel Robotics’ revenue and expenses might change following integration with the Company.
The Board considered the strategic rationale for the Acquisition, including why Ratel Robotics was a more suitable acquisition candidate than other potential targets and how Ratel Robotics’ technology fits with the Company’s existing software capabilities. The Board discussed the potential risks of the Acquisition, including the risks presented by the war between Ukraine and Russia and the potential consequences of its conclusion, Ratel Robotics’ limited working capital and the cash infusions that may be required from the Company, the risks associated with scaling Ratel Robotics’ production capacity and meeting the output requirements of its contract with the Ukrainian government, and the risks associated with the Ukrainian government being Ratel Robotics’ primary contracting party. The Board also discussed Ratel Robotics’ future production capabilities and the potential for the Company’s marketing and sales capabilities to expand Ratel Robotics’ revenue sources.
Mr. Wang also presented the proposed plan for integrating Ratel Robotics following the Closing, including retaining Ratel Robotics as a subsidiary of the Company, and the Board discussed the integration plan. The Company’s Senior Legal Counsel, John Wright presented the status of the Purchase Agreement and advised the Board that, by adopting the proposed resolutions, the Board would delegate authority to Mr. Fink to continue to negotiate the Purchase Agreement. The Company’s Chief Communications Officer, Garrett Kasper, discussed the communications plan to follow the signing of the Acquisition.
Following further discussion, and upon motion duly made and seconded, the Board adopted resolutions determining that entry into the Purchase Agreement and the ancillary agreements is advisable and in the best interests of the Company and its stockholders; approving the form, terms and provisions of the Purchase Agreement and the ancillary agreements and authorizing the Company to enter into and perform its obligations under those agreements; authorizing and approving the issuance of Common Stock to the Sellers if and when payable in accordance with the terms of the Purchase Agreement; approving the inclusion in this Proxy Statement of the proposal to approve the stock issuance and recommending that the Company’s stockholders vote in favor of that proposal; and authorizing the Company’s officers to prepare and file this Proxy Statement, to convene the Special Meeting and to take such further actions as they deem necessary or appropriate to consummate the Acquisition. All of the directors present voted in favor of the resolutions other than one member of the Board who abstained, citing a preference for a partnership with Ratel Robotics rather than an acquisition at this time. Following the meeting, acting under the authority delegated to him, Mr. Fink continued to negotiate the terms of the Purchase Agreement, including the earnout mechanics, the per share reference price applicable to the Stock Consideration, equity compensation for employees of Ratel Robotics and the condition to closing relating to the transfer of intellectual property to Ratel Robotics.
On September 6, 2026, EY delivered its mark-up of the Purchase Agreement, which included the steps of a pre-closing reorganization of the Sellers pursuant to which Ostapchuk would hold his interest through a British Virgin Islands holding company and Messrs. Paliienko, Murashko and Gorovyi would hold their interests through a Ukrainian corporate investment fund and a Ukrainian limited liability company, in each case as Direct Sellers party to the Purchase Agreement. As of the date of this Proxy Statement, the pre-closing reorganization of the Sellers is still underway and it is anticipated that the Direct Sellers will accede to the Purchase Agreement by joinder.
On September 7, 2026, Greenberg Traurig sent a revised draft of the Purchase Agreement to EY, and representatives of Greenberg Traurig, EY and Farrell Fritz held a call regarding the Lock-Up Agreement and the Registration Rights Agreement. The revised drafts of those agreements provided for the filing of a resale registration statement within three trading days after the Company becomes eligible to use Form S-3, with a backstop obligation to file a registration statement on Form S-1 if Form S-3 were unavailable, liquidated damages subject to a cap in the event of a registration default, limits on the Company’s ability to suspend use of the registration statement, termination of the lock-up upon an acquisition of the Company, and dispute resolution by arbitration consistent with the Purchase Agreement. Also during this period, the Company delivered comments on the calculation of cash, indebtedness and net working capital. The parties agreed that the share consideration and the retention grants would be calculated using a price of $36.34 per share of Common Stock, representing the average of the closing prices of the Common Stock over the 12 trading days ended September 4, 2026, in place of the $43.00 per share reference price used in the letter of intent. Because the aggregate dollar amount of the stock consideration was held constant at $208.0 million, the reduction in the reference price increased the number of shares issuable. The parties also agreed to address the completion of the transfer of certain trademarks, patents, patent and trademark applications and a domain name from Ostapchuk to Ratel Robotics as a condition to Closing, with a post-closing obligation and related indemnity to the extent any transfer remained pending at Closing.
On September 8, 2026, EY delivered a further mark-up of the Purchase Agreement and Greenberg Traurig delivered a further revised draft in response, and the parties exchanged drafts of the disclosure schedules. Over the following day, the parties exchanged multiple drafts of the Purchase Agreement, the Lock-Up Agreement, the Registration Rights Agreement, the disclosure schedules and the related schedules and exhibits, including the schedule setting forth the revenue and operating income definitions used in the earnout calculation, the form of transfer instrument, the sample net working capital calculation and the employment arrangements for Ostapchuk, and resolved the remaining open issues, including the scope of the anti-manipulation and operational autonomy covenants, the consequences of a breach of those covenants, the caps applicable to indemnification for breaches of the anti-corruption representations and the treatment of sensitive information in the disclosure schedules.

On September 9, 2026, Greenberg Traurig circulated the proposed final form of the Purchase Agreement, marked against each party’s last distributed draft, and later that day circulated the proposed final form of the disclosure schedules. The final Purchase Agreement provided for the issuance of 1,064,942 shares of Common Stock at Closing and for an estimated cash payment at Closing of $7.2 million, subject to adjustment for cash, indebtedness, net working capital and transaction expenses, and capped the earnout consideration at $7.2 million in cash and 4,422,125 additional shares of Common Stock. In addition, $800,000 in cash and 118,326 restricted stock units are committed at Closing, and up to the same amounts again if the 2026 earnout becomes payable, to incentive payments for key employees of Ratel Robotics. Taken together, and before the closing adjustments described above, the Purchase Agreement provides for up to $16.0 million in cash and up to 5,723,719 shares of Common Stock, of which up to $14.4 million in cash and 5,487,067 shares are payable to the Sellers. At the $36.34 per share reference price used by the parties, the aggregate share consideration corresponds to approximately $208.0 million, the same cash and share dollar amounts as were contemplated by the letter of intent. The number of shares issuable as consideration is fixed and is not subject to any collar or other adjustment for changes in the market price of the Common Stock; the Purchase Agreement provides only for ratable adjustment in the event of a stock split, reverse stock split, stock dividend, recapitalization, reorganization or similar event. On September 9, 2026, the parties entered into the Purchase Agreement and the related agreements.
On September 10, 2026, the Company publicly announced the Acquisition. As of the date of this Proxy Statement, the approval or clearance of the AMC had not been obtained.
The Board’s Reasons for Approving the Acquisition
The Board, in evaluating the Acquisition, consulted with the Company’s management and its legal counsel and other advisors. In reaching its decision to approve the Acquisition and to recommend that stockholders approve the Share Issuance Proposal, the Board considered and evaluated a number of factors, including the factors discussed below:
•
Strategic and Technology Fit.   The Board considered that the Acquisition advances both pillars of the Company’s acquisition strategy: (i) to broaden what the platform can do: coordination and command, counter-unmanned-aircraft and interceptor systems, and navigation where satellite signals and communications are degraded and (ii) to acquire the unmanned platforms themselves, so that we can deliver a complete system rather than software alone. The Company’s software coordinates autonomous unmanned systems and is designed to run on hardware built by others. The Acquisition adds unmanned ground vehicles, and the ability to build them, to the Company’s platform, enabling the Company to deliver a more complete system rather than software alone. The Acquisition meets the Company’s strategic thesis on the opportunity within Ukraine battle-proven technology. The Board evaluated the suitability of Ratel Robotics’ strategic market position and how Ratel Robotics’ ground robotic technology fits with the Company’s existing software capabilities.

•
Management Team Retention.   The Board considered the retention strategy of Ratel Robotics’ management team, including the experience and leadership of its CEO, Taras Ostapchuk, who has served in that role since incorporation, along with key technical personnel in roles including Chief Technology Officer, Chief Engineer and Lead Engineer, each of whom has been with Ratel Robotics since its incorporation.

•
Revenue Expansion Through the Company’s Marketing and Sales Capabilities.   The Board considered the potential for the Company’s marketing and sales capabilities to expand Ratel Robotics’ revenue sources beyond its current customer base. The Board discussed how integrating Ratel Robotics with the Company’s existing commercial relationships with unmanned systems end users and its international market presence could broaden Ratel Robotics’ addressable market, including potential demand from non-Ukrainian customers. The Board also considered that the Company’s public company platform and established relationships in the defense technology sector could facilitate the development of new customer channels for Ratel Robotics’ ground robotic systems.

•
Form and Amount of Consideration.   The Board evaluated the form and amount of the consideration payable under the Purchase Agreement, including the allocation between cash and Common Stock. The Board noted that the aggregate consideration provides for up to approximately $16.0 million in cash and up to 5,487,067 shares of Common Stock payable to the Sellers, with a significant portion of the total consideration structured as earnout payments contingent upon Ratel Robotics’ achievement of specified annual revenue and operating income targets over the three fiscal years ending December 31, 2026, 2027 and 2028. The Board considered that this earnout structure aligns the interests of the Sellers with those of the Company’s stockholders by tying a substantial portion of the purchase price to the post-closing financial performance of the acquired business. The Board also considered that the shares of Common Stock issued as Stock Consideration are subject to customary six-month lock-up agreements, further aligning the Direct Sellers’ interests with those of the Company’s stockholders.
•
Integration Plan.   The Board discussed the proposed plan for integrating Ratel Robotics following the Closing, including retaining Ratel Robotics as a subsidiary of the Company. The Board considered that this structure is intended to preserve Ratel Robotics’ brand, operational continuity and management team while enabling the Company to realize the strategic benefits of the Acquisition, and noted that the Purchase Agreement includes covenants designed to support Ratel Robotics’ operational autonomy during the earnout period. The Board discussed future possibilities for product roadmap integration, product synergies, and go-to-market integration as a result of the Acquisition and with respect to alternative paths such as a partnership relationship.

The Board was also aware of and considered a variety of uncertainties and risks and other factors in its deliberations concerning the Acquisition, including those discussed below.
•
Geopolitical Risk.   The Board discussed the risks presented by the ongoing war between Ukraine and Russia and the potential consequences of its conclusion. The Board recognized that Ratel Robotics’ operations are located in Ukraine and that the continuation, escalation or resolution of the conflict could have a material impact on Ratel Robotics’ business, operations, supply chain and customer demand. A cessation of hostilities could, among other things, reduce demand from the Ukrainian government for unmanned ground systems, which represents substantially all of Ratel Robotics’ current revenue.

•
Working Capital and Cash Infusion Requirements.   The Board considered Ratel Robotics’ limited working capital and the cash infusions that may be required from the Company. The Board noted that Ratel Robotics’ business has substantial working capital requirements, with a significant proportion of capital tied up in production inventory financed through short-term bank loans and trade payables, and that the Company may need to provide additional funding to support Ratel Robotics’ operations and growth following the Closing.

•
Scaling Production Capacity.   The Board discussed the risks associated with scaling Ratel Robotics’ production capacity and meeting the output requirements of its contracts with the Ukrainian government. The Board noted that Ratel Robotics’ existing contracts contemplate significant unit delivery obligations over specified timeframes and that scaling production to meet these and future contractual requirements presents operational, supply chain and execution risks.

•
Customer Concentration.   The Board considered the risks associated with the Ukrainian government being Ratel Robotics’ primary contracting party. The Board recognized that revenue continuity beyond 2026 will depend on Ratel Robotics’ ability to perform under its existing contracts and to win subsequent procurement rounds, and that the Ukrainian government contract retains certain advantages standard to its government procurement process.

•
Other Risks.   Various other risks associated with the Acquisition and to the Company following the Acquisition are set forth under the “Risk Factors” section.

In light of the number and wide variety of factors considered in connection with its evaluation of the Acquisition, the Board did not consider it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its determination. Rather, the Board made its recommendation based on the totality of information presented to, and the investigations conducted by or at its direction. In addition, individual directors may have given different weight to different factors.
This explanation of the Board’s reasons for the Acquisition and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements” in this Proxy Statement.

Nasdaq Listing Rule 5635(a)
Our Common Stock is listed on the Nasdaq Capital Market. Nasdaq Listing Rule 5635(a) requires stockholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock or voting power outstanding before the issuance.
The issuance of the Stock Consideration pursuant to the Purchase Agreement may result in the issuance of a number of shares equal to or in excess of 20% of our outstanding Common Stock as of the date of the Purchase Agreement. Accordingly, we are seeking stockholder approval for the issuance of the Stock Consideration in connection with the Acquisition in order to comply with Nasdaq Listing Rule 5635(a).
Potential Effects of the Share Issuance
If the Share Issuance Proposal is approved and the Acquisition is completed, the issuance of the Stock Consideration will dilute the ownership interests of our existing stockholders. Based on 16,610,264 shares of Common Stock outstanding as of September 9, 2026, and assuming the issuance of 5,487,067 shares of Stock Consideration, our existing stockholders would hold approximately 74.9% of the total shares outstanding immediately following the closing of the Acquisition, and the Direct Sellers would hold approximately 25.1% of the total shares outstanding.
The issuance of a significant number of additional shares of Common Stock may adversely affect the market price of our Common Stock.
Consequences if the Share Issuance Proposal is Not Approved
If the Share Issuance Proposal is not approved by our stockholders, the Company will not be able to issue the Stock Consideration in excess of the Nasdaq ownership limitation, and the Acquisition cannot be consummated. If the Acquisition is not completed, the Company will not realize the anticipated benefits of the Acquisition. In addition, the market price of our Common Stock may decline.
Interests of Certain Persons in the Acquisition
In considering the recommendation of the Board with respect to the Share Issuance Proposal, you should be aware that some of our directors and executive officers may have interests in the Acquisition that may be different from, or in addition to, the interests of our stockholders generally.
Accounting Treatment
The Company has preliminarily concluded that the Acquisition will be accounted for as a business combination under ASC Topic 805, Business Combinations, using the acquisition method of accounting, with the Company as the accounting acquirer. The Company is the accounting acquirer because it is transferring cash and issuing its equity to acquire 100% of Ratel Robotics, will control Ratel Robotics following the Closing, and its existing stockholders are expected to hold approximately 91.6% of the outstanding Swarmer Common Stock immediately after the Closing, before giving effect to any Earnout Shares.
Under the acquisition method, the consideration transferred (the cash purchase price, the Closing Shares and the Earnout) will be measured at acquisition-date fair value, and the identifiable assets acquired and liabilities assumed of Ratel Robotics will be recognized at their acquisition-date fair values, except for contract liabilities, which will be measured under ASC Topic 606. The excess of the consideration transferred over the net assets recognized will be recorded as goodwill. Acquisition-related costs will be expensed as incurred. Ratel Robotics’ results of operations will be included in the Company’s consolidated financial statements from the Closing date.
The Earnout is contingent consideration and has preliminarily been classified as a liability under ASC Topic 480 and ASC Subtopic 815-40, because the cash component is cash-settled and the number of Earnout Shares varies with Ratel Robotics’ revenue and operating income rather than being fixed. The Earnout liability will be remeasured at fair value each reporting period, with changes recognized in earnings, which could result in significant volatility in Swarmer’s results of operations. Cash payments and restricted stock units to Ratel Robotics employees at or following the Closing compensate those employees for post-Closing services and will be recognized as compensation expense separate from the Acquisition.
The business combination determination and the allocation of consideration are preliminary. Swarmer has not completed its valuation of the Earnout or of Ratel Robotics’ identifiable assets and liabilities, including intangible assets and income tax effects, and the final accounting will reflect the Swarmer Common Stock price and the Closing balance sheet adjustments as of the Closing date. Swarmer expects to finalize the acquisition accounting within twelve months following the Closing, and the final amounts could differ materially from the preliminary amounts presented in “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 20.
Regulatory Matters
The consummation of the transactions contemplated by the Purchase Agreement is subject to (i) the approval, clearance or non-objection of the AMC in respect of the concentration constituted by the transactions and (ii) the approval, clearance or non-objection of the AMC in respect of the restrictive covenants set forth in Section 6.8 of the Purchase Agreement to the extent covering the territory of Ukraine, in each case as required under the laws of Ukraine “On Protection of Economic Competition.”
No Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders are not entitled to appraisal rights in connection with the Share Issuance Proposal.
Financial Information Related to the Acquisition
The unaudited pro forma condensed combined financial statements, based on the historical consolidated financial statements of Swarmer and Ratel Robotics, as adjusted to give effect to Swarmer’s acquisition of Ratel Robotics’ business, are included herein. See “Unaudited Pro Forma Combined Financial Information.”
Vote Required
The approval of the Share Issuance Proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions, if any, will not be counted as votes cast and will have no effect on the outcome of this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE SHARE ISSUANCE PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL
Overview
Our stockholders are being asked to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal (Proposal No. 1).
Purpose
If at the Special Meeting the number of shares of Common Stock present or represented by proxy and voting in favor of the Share Issuance Proposal is insufficient to approve such proposal, our management may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the Share Issuance Proposal.
In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting to another time and place, if necessary or appropriate, for the purpose of soliciting additional proxies. If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Share Issuance Proposal.
Vote Required
The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions, if any, will not be counted as votes cast and will have no effect on the outcome of this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT RATEL ROBOTICS
Ratel Robotics is a Ukrainian developer and manufacturer of unmanned ground vehicles purpose-built for active combat operations, specializing in the design, production, and maintenance of military robotic systems that are designed to enhance the safety and effectiveness of military operations. Ratel Robotics has five core UGV models, the RATEL S, RATEL M, RATEL H, RATEL X, and NURSE TB20 (collectively, the “Products”), which are designed to perform logistics, evacuation, engineering, demining, strike and drone launch tasks in active combat zones, reducing the need to expose soldiers to direct battlefield risk. Ratel Robotics sells the Products primarily through contracts with the Defence Procurement Agency and State Service of Special Communications and Information Protection of Ukraine. From time to time Ratel Robotics also supplies its Products to military units through donor-funded arrangements with charitable foundations or direct sales. Ratel Robotics’ team consists of highly qualified specialists with experience in developing and manufacturing robotics for military applications, utilizing the latest technologies and materials to create systems capable of operating across a wide range of battlefield conditions. In addition to the design and manufacture of its Products, Ratel Robotics provides ongoing support, maintenance, and servicing of its Products to promote operational effectiveness and safety in the field.

RATEL ROBOTICS MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with Ratel Robotics’ audited consolidated financial statements for the years ended December 31, 2025 and 2024 and the related notes, Ratel Robotics’ unaudited condensed interim financial statements for the six months ended June 30, 2026 and 2025 and the related notes, and the unaudited pro forma condensed combined financial information that is included elsewhere in this Proxy Statement. In addition to historical financial information, the following discussion contains forward-looking statements that reflect our current plans, expectations, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere in this Proxy Statement, particularly in the sections entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements.” Unless the context otherwise requires, all references in this subsection to “Ratel Robotics”, “Ratel”, “we”, “us” or “our” refer to LIMITED LIABILITY COMPANY “JK LAND VEHICLES”, a limited liability company existing under the laws of Ukraine, identification code 45018662. All references to $, USD, or dollar herein are to U.S. dollars. All references to UAH are to Ukrainian hryvnia.
Overview
Ratel Robotics is a Ukrainian developer and manufacturer of UGVs purpose-built for active combat operations, specializing in the design, production, and maintenance of military robotic systems that are designed to enhance the safety and effectiveness of military operations. Ratel manufactures the Products, which are designed to perform logistics, evacuation, engineering, demining, strike and drone launch tasks in active combat zones, reducing the need to expose soldiers to direct battlefield risk. Ratel sells the Products primarily through contracts with the Defence Procurement Agency and State Service of Special Communications and Information Protection of Ukraine. From time to time Ratel also supplies its Products to military units through donor-funded arrangements with charitable foundations or direct sales. Ratel’s team consists of highly qualified specialists with experience in developing and manufacturing robotics for military applications, utilizing the latest technologies and materials to create systems capable of operating across a wide range of battlefield conditions. In addition to the design and manufacture of its Products, Ratel provides ongoing support, maintenance, and servicing of its Products to promote operational effectiveness and safety in the field.
Recent Developments
On September 9, 2026, Ratel entered into the Purchase Agreement with Swarmer, as further described elsewhere in this Proxy Statement.
Basis of Presentation
The financial information of Ratel Robotics discussed in this Management’s Discussion and Analysis is derived from financial statements that have been prepared in accordance with U.S. GAAP. Ratel Robotics is a company incorporated and operating in Ukraine, and its statutory financial statements are prepared in accordance with Ukrainian national accounting standards (Polozhennya (standarty) bukhhalterskoho obliku, or “PSBO”), as required under applicable Ukrainian law. For purposes of inclusion in this Proxy Statement and to facilitate the preparation of Swarmer’s consolidated financial statements, Swarmer recalculated and converted Ratel’s PSBO-based financial statements into U.S. GAAP (the “Converted Financial Statements”). The financial information presented and discussed in this MD&A is based on those Converted Financial Statements.
The conversion from PSBO to U.S. GAAP required Swarmer to make certain judgments, estimates, and assumptions, and involved the application of accounting policies consistent with those applied in Swarmer’s consolidated financial statements. As a result, the financial information presented herein may differ materially from the financial information contained in Ratel’s statutory financial statements prepared under PSBO. Readers should be aware that PSBO and U.S. GAAP differ in a number of significant respects, and those differences may be material to the financial information presented.

Going Concern
Ratel has concluded that substantial doubt exists with respect to its ability to continue as a going concern within one year after the date of issuance of its unaudited condensed interim financial statements as of and for the six months ended June 30, 2026. As of December 31, 2025, Ratel had cash and cash equivalents of $0.5 million and outstanding debt of $1.9 million due within twelve months. As of June 30, 2026, Ratel had cash and cash equivalents of $2.3 million and outstanding debt of $2.0 million due within twelve months. Based on current and projected cash flow requirements, management has determined that it does not have adequate financial resources to fund forecasted operating costs for at least one year from the issuance date of its unaudited condensed interim financial statements as of and for the six months ended June 30, 2026. Ratel expects to finance its operations through product sales, debt financings, proceeds from government grants or other capital sources; however, there can be no assurance that any such financing will be available on acceptable terms, if at all. See “Liquidity and Capital Resources” below.
Factors Affecting Results of Operations and Comparability
We expect that our results of operations will be affected by a number of factors and will primarily depend on the following:
Geopolitical and Military Conditions in Ukraine.   Ratel’s operations are conducted entirely in Ukraine and are significantly affected by the ongoing war in the country. Demand for Ratel’s UGVs is directly influenced by the ongoing military conflict and related geopolitical conditions. While the current environment has contributed to elevated demand for Ratel’s products, the duration and future impact of the conflict remain uncertain and could materially affect Ratel’s operations, financial position and cash flows.
Customer Concentration.   Ratel derives the substantial majority of its revenues from a small number of government customers. For the years ended December 31, 2025 and 2024, two customers and one customer, respectively, accounted for approximately 93% and 71% of net sales. For the six months ended June 30, 2026 and 2025, two customers accounted for approximately 86% and 99% of net sales, respectively. The loss or reduction of business with any significant customer could have a material adverse effect on Ratel’s operations.
Supply Chain and Supplier Concentration.   Ratel purchases components and materials from a limited number of domestic and foreign suppliers. Disruptions in the availability of supplies — including those resulting from geopolitical conditions, transportation constraints or other supply chain factors — could adversely affect production and operations.
•
Government Contract Structure and Advance Payments.   Ratel’s government customers generally pay in advance of delivery, resulting in significant deferred revenue balances. Revenue is recognized when control of the products transfers to the customer; this timing difference is the primary driver of Ratel’s contract liability balances, which were $4.7 million as of December 31, 2025 and $86.6 million as of June 30, 2026.

•
Foreign Currency Exchange Risk.   Ratel’s functional currency is the Ukrainian hryvnia (“UAH”), while its financial statements are presented in USD. Fluctuations in UAH/USD exchange rates affect the reported amounts of revenues, expenses, assets and liabilities. Ratel does not currently engage in foreign currency hedging.

•
Taxation Regime.   Effective July 1, 2025, Ratel became a Diia City resident and elected the special taxation regime applicable to Diia City residents, under which tax is imposed on certain qualifying transactions specified by Ukrainian tax legislation rather than on accounting profit. This change materially affects the comparability of income tax expense between periods.

•
Government Grants.   During 2025, Ratel received and recognized government grant income of approximately $0.2 million under a state support program for enterprises in the defense industry. There were no comparable grants recognized in 2024.

Components of Results of Operations
Revenue
Ratel’s revenues are generated primarily from (i) product revenues, consisting of the sale of UGVs and related accessories, and (ii) service revenues, consisting of routine support and maintenance, training, installation and onsite deployment, and engineering and professional services. Substantially all revenues in the periods presented herein were derived from product sales of UGVs to government customers.
Cost of Sales
Cost of sales consists primarily of component material costs, direct labor, manufacturing overhead allocated based on normal operating capacity, and freight costs.
General and Administrative Expenses
General and administrative expenses include personnel costs, professional fees, office expenses and other costs associated with managing and administering Ratel’s business.
Selling and Distribution Expenses
Selling and distribution expenses include advertising, marketing, and customer-related costs.
Research and Development Expenses
Research and development expenses are expensed as incurred and include costs associated with the development and enhancement of Ratel’s UGV products.
Other Operating Expenses
Other operating expenses consist primarily of taxes and fees, charitable contributions, and payroll and other operating charges.
Interest Expense Net
Interest expense consists primarily of interest incurred on Ratel’s revolving and non-revolving credit facilities with a Ukrainian bank, net of interest compensation received under the Affordable Loans 5-7-9% state support program for enterprises in the defense industry.
Foreign Currency Exchange Loss
Foreign currency exchange losses arise from transactions denominated in currencies other than the UAH, as well as from translation effects.
Government Grant Income
Government grant income represents grants recognized under state programs upon satisfaction of applicable conditions and compliance requirements.
Income Tax Expense
Income tax expense consists of current Ukrainian corporate income tax. For the period from January 1 through June 30, 2025 and for fiscal year 2024, Ratel was subject to the standard Ukrainian corporate income tax rate of 18%. Effective July 1, 2025, Ratel became a Diia City resident subject to the special taxation regime.
Key Performance Indicators
Management considers key performance indicators in assessing the performance of our business and making strategic decisions. We believe that these metrics provide useful information to investors and others in understanding and evaluating our results of operations in the same manner as our management team. The following table summarizes certain key performance indicators for the periods indicated:

	Year Ended December 31,		Six Months Ended June 30,
	2025	2024	2026	2025
Net sales	$18,635,667	$1,507,324	$9,602,328	$4,199,667
Gross profit (loss)	$3,476,308	$(35,741)	$1,781,417	$(193,848)
Gross margin	18.7%	(2.4)%	18.6%	(4.6)
Operating income (loss)	$1,919,123	$(304,065)	$759,412	$(858,774)
Net income (loss)	$1,965,911	$(310,333)	$640,780	$(893,000)
Government customer % of net sales	93%	71%	86%	99
Contract liabilities (deferred revenue)	$4,690,029	$896,061	$86,632,403	—
Results of Operations
Comparison of the Results for the Years Ended December 31, 2025 and December 31, 2024
The following table sets forth Ratel’s results of operations for the years ended December 31, 2025 and 2024, together with the changes between periods.
	Year Ended December 31,		Change (2025 vs. 2024)
(in U.S. dollars)	2025	2024	$	%
Net sales	$18,635,667	$1,507,324	$17,128,343	1,136%
Cost of sales	(15,159,359)	(1,543,065)	(13,616,294)	882%
Gross profit (loss)	3,476,308	(35,741)	3,512,049	—
Operating expenses:
General and administrative expenses	(1,130,287)	(173,951)	(956,336)	550%
Selling and distribution expenses	(116,823)	(11,813)	(105,010)	889%
Research and development expenses	(32,463)	(3,057)	(29,406)	962%
Other operating expenses	(281,881)	(79,503)	(202,378)	255%
Gain on disposal of fixed assets	4,238	—	4,238	—
Other operating income	31	—	31	—
Total operating expenses	(1,557,185)	(268,324)	(1,288,861)	480%
Operating income (loss)	1,919,123	(304,065)	2,223,188	—
Interest income	20,792	3,607	17,185	476%
Interest expense	(114,409)	(6,132)	(108,277)	1,766%
Foreign currency exchange loss, net	(8,231)	(3,308)	(4,923)	149%
Government grant income	155,949	—	155,949	—
Total other income (expense), net	54,101	(5,833)	59,934	—
Income (loss) before income tax expense	1,973,224	(309,898)	2,283,122	—
Income tax expense	(7,313)	(435)	(6,878)	1,581%
Net income (loss)	$1,965,911	$(310,333)	2,276,244	—
Net Sales
Net sales for the year ended December 31, 2025 were $18,635,667, compared to $1,507,324 for the year ended December 31, 2024, representing an increase of $17,128,343, or approximately 1,136%. The increase was primarily attributable to a substantial increase in the volume of UGVs delivered under government contracts, reflecting growing demand driven by the ongoing military conflict in Ukraine. UGVs accounted for substantially all revenue in both periods ($18,612,457 in 2025, or 100% of net sales, compared to $1,507,324 in 2024). Government customers accounted for approximately 93% of net sales in 2025 compared to approximately 71% in 2024, reflecting Ratel’s increasing engagement with defense-related government procurement programs.

Contractual penalties related to delays in the delivery of products under government contracts were $180,636 in 2025, recognized as a reduction of revenue. No comparable penalties were incurred in 2024.
Cost of Sales
Cost of sales for the year ended December 31, 2025 was $15,159,359, compared to $1,543,065 for the year ended December 31, 2024, representing an increase of $13,616,294, or approximately 882%. The increase was primarily attributable to the significant increase in production volume corresponding to the increase in net sales. As a percentage of net sales, cost of sales decreased from approximately 102% in 2024 to approximately 81% in 2025, resulting in the improvement of gross margin from (2.4)% in 2024 to 18.7% in 2025. The improvement in gross margin reflects operating leverage as Ratel’s production volume increased and fixed manufacturing overhead was spread across a materially larger number of units delivered.
General and Administrative Expenses
General and administrative expenses for the year ended December 31, 2025 were $1,130,287, compared to $173,951 for the year ended December 31, 2024, representing an increase of $956,336, or approximately 550%. The increase primarily reflected higher personnel costs, including increased compensation and related charges associated with growth in Ratel’s administrative functions, as well as higher professional fees and other overhead costs commensurate with Ratel’s significant growth in scale and operations during the period.
Selling and Distribution Expenses
Selling and distribution expenses for the year ended December 31, 2025 were $116,823, compared to $11,813 for the year ended December 31, 2024, representing an increase of $105,010, or approximately 889%. The increase was primarily driven by higher advertising, market research, exhibition and customer training costs corresponding to Ratel’s expanded commercial activities.
Research and Development Expenses
Research and development expenses for the year ended December 31, 2025 were $32,463, compared to $3,057 for the year ended December 31, 2024, representing an increase of $29,406, or approximately 962%. The increase reflects Ratel’s expanded investment in the development and enhancement of its UGV products.
Other Operating Expenses
Other operating expenses for the year ended December 31, 2025 were $281,881, compared to $79,503 for the year ended December 31, 2024, representing an increase of $202,378, or approximately 255%. Other operating expenses consisted primarily of taxes and fees of $149,089 (compared to $75,993 in 2024) and charitable contributions of $124,413 (compared to $2,750 in 2024). The increase in charitable contributions reflects Ratel’s expanded support activities in the context of the ongoing conflict in Ukraine.
Interest Expense
Interest expense for the year ended December 31, 2025 was $114,409, compared to $6,132 for the year ended December 31, 2024, representing an increase of $108,277. The increase primarily reflected higher average outstanding borrowings during 2025, including borrowings under the non-revolving credit facility entered into in 2025 under the Affordable Loans 5-7-9% state support program, as well as a first-year financing limit fee of $30,970 accrued and paid in 2025 under that facility.
Government Grant Income
Government grant income for the year ended December 31, 2025 was $155,949. Ratel received and recognized government grants under the Affordable Loans 5-7-9% state support program during 2025. No government grant income was recognized in 2024.
Income Tax Expense
Income tax expense for the year ended December 31, 2025 was $7,313, compared to $435 for the year ended December 31, 2024, representing an increase of $6,878. For the period January 1 through June 30,

2025, Ratel was subject to the standard Ukrainian corporate income tax rate of 18% and recognized $2,013 of corporate income tax expense on income earned during that period. Effective July 1, 2025, Ratel became a Diia City resident and recognized $5,300 of tax under the Diia City special taxation regime on qualifying transactions. The effective tax rate for 2025 was approximately 0.4%, significantly below the statutory rate of 18%, primarily because income generated after July 1, 2025 was not subject to tax on a profits basis under the Diia City regime. Income tax expense in 2024 of $435 related to a corrected corporate income tax return filed by Ratel.
Net Income (Loss)
As a result of the foregoing, Ratel recorded net income of $1,965,911 for the year ended December 31, 2025, compared to a net loss of $310,333 for the year ended December 31, 2024, an improvement of $2,276,244.
Comparison of the Results for the Six Months Ended June 30, 2026 and June 30, 2025
The following table sets forth Ratel’s results of operations for the six months ended June 30, 2026 and 2025, together with the changes between periods.
	Six Months Ended June 30,		Change (2026 vs. 2025)
(in U.S. dollars)	2026	2025	$	%
Net sales	$9,602,328	$4,199,667	$5,402,661	129%
Cost of sales	(7,820,911)	(4,393,515)	(3,427,396)	78%
Gross profit (loss)	1,781,417	(193,848)	1,975,265	—
Operating expenses:
General and administrative expenses	(591,678)	(530,483)	(61,195)	12%
Selling and distribution expenses	(149,893)	(51,633)	(98,260)	190%
Research and development expenses	(14,605)	(17,413)	2,808	(16)%
Other operating expenses	(267,868)	(65,397)	(202,471)	310%
Other operating income	2,039	—	2,039	—
Total operating expenses	(1,022,005)	(664,926)	(357,079)	54%
Operating income (loss)	759,412	(858,774)	1,618,186	—
Interest income	8,293	8,154	139	2%
Interest expense	(43,193)	(40,156)	(3,037)	8%
Foreign currency exchange loss, net	(83,732)	(296)	(83,436)	—
Total other income (expense), net	(118,632)	(32,298)	(86,334)	267%
Income (loss) before income tax expense	640,780	(891,072)	1,531,852	—
Income tax expense	—	(1,928)	1,928	—
Net income (loss)	$640,780	$(893,000)	1,533,780	—
Net Sales
Net sales for the six months ended June 30, 2026 were $9,602,328, compared to $4,199,667 for the six months ended June 30, 2025, representing an increase of $5,402,661, or approximately 129%. The increase was primarily attributable to a higher volume of UGVs delivered to government and non-government customers. Government customers accounted for approximately 86% of net sales in the six months ended June 30, 2026, compared to approximately 99% in the six months ended June 30, 2025, reflecting some diversification of the customer base. Contractual penalties related to product delivery delays were $295 in the six months ended June 30, 2026 (compared to $176,696 in the six months ended June 30, 2025), accounted for as a reduction of revenue.

Cost of Sales
Cost of sales for the six months ended June 30, 2026 were $7,820,911, compared to $4,393,515 for the six months ended June 30, 2025, representing an increase of $3,427,396, or approximately 78%. As a percentage of net sales, cost of sales decreased from approximately 105% in the first half of 2025 to approximately 81% in the first half of 2026, reflecting improved operating leverage as production volume increased. Gross margin improved to 18.6% for the six months ended June 30, 2026 from (4.6)% for the six months ended June 30, 2025.
General and Administrative Expenses
General and administrative expenses for the six months ended June 30, 2026 were $591,678, compared to $530,483 for the six months ended June 30, 2025, representing an increase of $61,195, or approximately 12%. The increase reflects ongoing growth in Ratel’s administrative headcount and related overhead costs.
Selling and Distribution Expenses
Selling and distribution expenses for the six months ended June 30, 2026 were $149,893, compared to $51,633 for the six months ended June 30, 2025, representing an increase of $98,260, or approximately 190%. The increase was primarily driven by higher advertising, distribution and customer-related costs commensurate with expanded commercial activity.
Research and Development Expenses
Research and development expenses for the six months ended June 30, 2026 were $14,605, compared to $17,413 for the six months ended June 30, 2025, representing a decrease of $2,808, or approximately 16%.
Other Operating Expenses
Other operating expenses for the six months ended June 30, 2026 were $267,868, compared to $65,397 for the six months ended June 30, 2025, representing an increase of $202,471, or approximately 310%. The increase was primarily attributable to higher taxes and fees of $156,405 (compared to $61,298 for the six months ended June 30, 2025) and increased charitable contributions of $100,813 (compared to $3,018 for the six months ended June 30, 2025).
Interest Expense
Interest expense for the six months ended June 30, 2026 was $43,193, net of approximately $82,558 of interest compensation recognized under the Affordable Loans 5-7-9% state support program. Interest expense for the six months ended June 30, 2025 was $40,156. The relatively stable net interest expense reflects the offsetting effect of increased gross interest charges and the state support program compensation.
Foreign Currency Exchange Loss
Foreign currency exchange loss, net, for the six months ended June 30, 2026 was $83,732, compared to $296 for the six months ended June 30, 2025. The increase primarily reflects adverse movements in UAH/USD exchange rates during the first half of 2026.
Income Tax Expense
Income tax expense was nil for the six months ended June 30, 2026, compared to $1,928 for the six months ended June 30, 2025. Under the Diia City special taxation regime effective from July 1, 2025, Ratel has an annual tax reporting period and no interim corporate income tax return is filed; accordingly, no income tax expense was recognized for the six months ended June 30, 2026.
Net Income (Loss)
As a result of the foregoing, Ratel recorded net income of $640,780 for the six months ended June 30, 2026, compared to a net loss of $893,000 for the six months ended June 30, 2025, an improvement of $1,533,780.

Non-GAAP Measures
In addition to our results of operations derived from the Converted Financial Statements, which have been prepared on a U.S. GAAP basis as described under “Basis of Presentation” above, we also evaluate our financial performance using EBITDA.
EBITDA
EBITDA is a non-GAAP financial measure and is not intended to replace financial performance measures determined in accordance with U.S. GAAP, such as net income (loss). Rather, we present EBITDA as a supplemental measure of our performance. We define EBITDA as net income (loss) before interest expense, net; income tax expense; and depreciation and amortization, in each case as reflected in the Converted Financial Statements. As a non-GAAP financial measure, our computation of EBITDA may vary from similarly termed non-GAAP financial measures used by other companies, making comparisons with other companies on the basis of this measure potentially impracticable. Management uses EBITDA in making financial, operating and planning decisions and in evaluating our ongoing performance. We believe our computation of EBITDA is helpful in highlighting trends in our core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying business.
The following table reconciles net income (loss) to EBITDA for the periods indicated:
	Year Ended December 31,		Six Months Ended June 30,
(in U.S. dollars)	2025	2024	2026	2025
Net income (loss)	$1,965,911	$(310,333)	$640,780	$(893,000)
Add: Income tax expense	(7,313)	(435)	—	(1,928)
Add: Interest expense, net	(93,617)	(2,525)	(34,900)	(32,002)
Add: Depreciation and amortization	47,365	7,214	55,326	17,226
EBITDA	1,912,346	(306,079)	661,206	(909,704)
EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute or alternative to net income or loss, revenue, operating income or loss, cash flows from operating activities, or any other financial measure calculated in accordance with U.S. GAAP.
Liquidity and Capital Resources
Overview
Liquidity is a measure of our ability to meet potential cash requirements and fund our operations. We have historically funded our operations through advance payments received from customers under government contracts, bank borrowings under revolving and non-revolving credit facilities, interest-free repayable financial assistance from related parties, member contributions and government grants.
Our principal uses of liquidity have been to fund working capital requirements, primarily the procurement of raw materials and components for UGV production, as well as capital expenditures for property and equipment and repayment of outstanding borrowings.
As discussed under “Going Concern” above, Ratel has concluded that substantial doubt exists with respect to its ability to continue as a going concern within one year after the date of issuance of its unaudited condensed interim financial statements as of and for the six months ended June 30, 2026. Ratel expects to finance its operations through product sales, debt financings, proceeds from government grants or other capital sources; however, there can be no assurance that any such financing will be available on acceptable terms, if at all. If adequate funding is not obtained, Ratel may be required to significantly reduce the scope of its operations.
Short-Term and Long-Term Liquidity
Short Term
As of December 31, 2025, cash and cash equivalents were $549,213 and restricted cash was $3,712,450. As of June 30, 2026, cash and cash equivalents were $2,318,902 and restricted cash was $22,626,057.

Restricted cash consists of cash restricted under customer contract and government grant arrangements until applicable conditions are satisfied; such amounts are expected to be released within 12 months.
As of June 30, 2026, Ratel had outstanding short-term debt of $1,962,192, comprising $847,310 under its revolving line of credit (contractually due November 19, 2026) and $1,114,882 under its non-revolving credit facility (principal scheduled to mature within twelve months under the contractual terms in effect as of June 30, 2026). Both facilities are with a single Ukrainian bank, and the availability of additional borrowings is subject to contractual conditions and lender approval. The lender’s obligation to provide additional financing is revocable.
As of June 30, 2026, Ratel had deferred revenue of $86,632,403, representing advance payments received from customers in respect of unsatisfied or partially unsatisfied performance obligations. Ratel expects to recognize substantially all of this amount as revenue during 2026 as related performance obligations are satisfied.
Long-Term
As of June 30, 2026, Ratel had no long-term debt maturing beyond twelve months, other than nominal non-current finance lease liabilities of $1,433. Ratel’s non-revolving credit facility has a contractual final maturity of October 1, 2028, but the entire outstanding principal was classified as short-term debt as of June 30, 2026 under the contractual terms then in effect. Ratel expects to address its future capital requirements through cash generated from operations and, if needed, additional debt or other financing.
Cash Flows
The following table sets forth a summary of Ratel’s cash flows for the periods indicated:
	Year Ended December 31,		Six Months Ended June 30,
(in U.S. dollars)	2025	2024	2026	2025
Net cash provided by (used in):
Operating activities	$3,657,735	$(856,426)	$20,884,231	$3,486,298
Investing activities	(199,655)	(95,527)	(123,974)	(42,005)
Financing activities	393,921	1,410,663	153,509	344,858
Effect of exchange rate changes	(35,679)	(15,446)	(230,470)	10,803
Net increase in cash, cash equivalents, and restricted cash	$3,852,001	$458,710	$20,913,766	$3,789,151
Operating Activities
Cash flows from operations are Ratel’s primary source of liquidity. Cash flow from operating activities is primarily impacted by net income and changes in working capital, particularly in contract liabilities (deferred revenue), inventories and prepaid expenses and other current assets.
For the year ended December 31, 2025, net cash provided by operating activities was $3,657,735, compared to net cash used in operating activities of $(856,426) for the year ended December 31, 2024. The 2025 improvement was primarily the result of (i) net income of $1,965,911 (compared to a net loss of $310,333 in 2024) and (ii) a $3,793,968 increase in contract liabilities (deferred revenue) reflecting substantial advance payments received from government customers, partially offset by (iii) a $1,755,574 increase in inventories driven by higher production volumes and (iv) a $602,769 increase in prepaid expenses and other current assets reflecting advance payments to suppliers.
For the six months ended June 30, 2026, net cash provided by operating activities was $20,884,231, compared to $3,486,298 for the six months ended June 30, 2025. The increase was primarily attributable to an $81,942,374 increase in contract liabilities (deferred revenue) during the first half of 2026 reflecting a large volume of advance payments received under government contracts, partially offset by a $56,567,742 increase in prepaid expenses and other current assets (primarily advances to suppliers for components) and a $13,796,490 increase in inventories.

Investing Activities
Cash flows used in investing activities primarily reflect purchases of property and equipment.
For the year ended December 31, 2025, net cash used in investing activities was $199,655, consisting of $218,705 of purchases of property and equipment, partially offset by $19,050 in proceeds from the disposal of a vehicle to a related party.
For the six months ended June 30, 2026, net cash used in investing activities was $123,974, consisting of $133,207 of purchases of property and equipment, partially offset by $9,233 in proceeds from the disposal of property and equipment.
Financing Activities
Cash flows from financing activities primarily consist of proceeds from and repayments of bank borrowings, proceeds from and repayments of related party financial assistance, and payments related to finance lease obligations.
For the year ended December 31, 2025, net cash provided by financing activities was $393,921, consisting primarily of $1,578,066 in proceeds from bank borrowings and $544,298 in proceeds from related party financial assistance, partially offset by $899,385 in repayments of bank borrowings, $774,204 in repayments of related party financial assistance, $30,970 in payment of a financing limit fee and $23,884 in repayments of finance lease liabilities.
For the year ended December 31, 2024, net cash provided by financing activities was $1,410,663, consisting primarily of $1,242,482 in proceeds from bank borrowings and $2,942,514 in proceeds from related party financial assistance, partially offset by $2,775,974 in repayments of related party financial assistance, and $1,641 in member contributions.
For the six months ended June 30, 2026, net cash provided by financing activities was $153,509, consisting primarily of $182,103 in proceeds from bank borrowings and $2,784 in reimbursement of finance lease costs, partially offset by $31,378 in repayments of finance lease and vehicle financing liabilities.
Credit Facilities
Ratel maintains two credit facilities with a Ukrainian bank:
•
Revolving Line of Credit. Ratel maintains a revolving line of credit with a maximum contractual borrowing limit of UAH 150,000,000 (equivalent to approximately $3,538,754 and $3,568,115 as of December 31, 2025 and 2024, respectively). Borrowings bear interest at 6% per annum. Outstanding principal was $896,485 as of December 31, 2025 and $847,310 as of June 30, 2026, and is contractually due on November 19, 2026.

The aggregate borrowing limit under both facilities with the lender is UAH 180,000,000. As of June 30, 2026, maximum additional borrowing capacity was approximately UAH 92,000,000 (approximately $2.1 million), before consideration of applicable sublimits, collateral requirements, other conditions and lender approval. The availability of additional borrowings is subject to contractual conditions and lender approval, and the lender’s obligations to provide additional financing are revocable.
•
Non-Revolving Line of Credit. In 2025, Ratel entered into a non-revolving credit facility under the Affordable Loans 5-7-9% state support program, with a contractual credit limit of UAH 50,000,000 (approximately $1,179,585 as of December 31, 2025). The facility bears a variable base rate of three-month UIRD (Ukrainian Index of Retail Deposit Rates) plus 5% per annum (subject to a maximum of 23%); while Ratel remains eligible under the state support program, it pays a compensatory rate of 5% per annum, with the remaining interest compensated under the program. Outstanding principal was $993,545 as of December 31, 2025 and $1,114,882 as of June 30, 2026, and was fully drawn as of June 30, 2026. The entire outstanding principal balance was due within twelve months of the reporting date under the contractual terms in effect as of each reporting date.

As of December 31, 2025 and June 30, 2026, Ratel was in compliance with applicable financial covenants under its credit agreements.

Contractual Obligations and Commitments
Payments of contractual obligations and commitments will require considerable resources. The following table sets forth the amount of Ratel’s contractual obligations as of December 31, 2025:
(in U.S. dollars)	Total	Less than 1 year	1 – 3 years	More than 3 years
Short-term debt obligations	$1,890,030	$1,890,030	$—	$—
Finance lease liabilities	29,106	22,272	6,834	—
Operating lease obligations	191,963	191,963	—	—
Total	$2,111,099	$2,104,265	6,834	—
As of June 30, 2026, Ratel’s contractual obligations consisted of (i) $1,962,192 of short-term debt (all due in 2026), (ii) finance lease and vehicle financing liabilities totaling $53,229 ($51,796 current and $1,433 non-current), and (iii) operating lease obligations of $104,439 (all due in the remainder of 2026).
Ratel has no purchase obligations or other long-term liabilities of a material amount reflected on its balance sheet beyond those disclosed above.
Off-Balance Sheet Arrangements
Ratel did not have during the periods presented, and does not currently have, any material off-balance sheet arrangements, as defined in the rules and regulations of the SEC.
Critical Accounting Policies and Estimates
Our Converted Financial Statements have been prepared on a U.S. GAAP basis as described under “Basis of Presentation” above. The preparation of financial statements in accordance with U.S. GAAP, and the conversion of our PSBO-based statutory financial statements to a U.S. GAAP basis, require us (and, in the case of the conversion, Swarmer) to make estimates and assumptions that affect the reported amounts and disclosures in the Converted Financial Statements. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Converted Financial Statements, and the reported amounts of revenues and expenses during the reporting period. We base our accounting estimates and assumptions on historical experience and other factors that we believe to be reasonable under the circumstances. However, actual results may differ from those estimates.
Critical accounting estimates are those made in accordance with U.S. GAAP that involve a significant level of estimation uncertainty and have had or are reasonably likely to have a material impact on our financial condition or results of operations. Our critical accounting policies and estimates, including those applied in connection with the conversion of our PSBO-based statutory financial statements to U.S. GAAP, are discussed below.
Revenue Recognition — Variable Consideration and Contract Costs
Ratel recognizes revenue in accordance with ASC 606. For contracts with government customers, the transaction price may be subject to variable consideration in the form of contractual penalties payable for delays in product delivery. The amount of variable consideration is determined based on applicable contractual terms and circumstances existing at the reporting date and is recognized as a reduction of the transaction price and revenue. During 2025, contractual penalties of $180,636 were recognized as a reduction of revenue. During the six months ended June 30, 2026 and 2025, contractual penalties of $295 and $176,696, respectively, were recognized. Management exercises judgment in assessing the probability and magnitude of such penalties and other forms of variable consideration; changes in these estimates could have a material impact on reported net sales.
For long-term product-related contracts recognized over time, Ratel uses a cost-to-cost input method to measure progress toward satisfaction of performance obligations. Management exercises judgment in estimating total costs required to complete related performance obligations; changes in estimated total costs could affect the amount of revenue recognized in a given period.

Inventory Valuation
Inventories are stated at the lower of cost or net realizable value, with cost determined using the first‑in, first-out (FIFO) method. Management periodically evaluates inventory for excess, slow-moving and obsolete items based on historical turnover and future demand forecasts. For items identified as obsolete or exceeding forecasted demand, inventory values are written down to net realizable value. As of June 30, 2026, raw materials were $16,037,209 and Ratel had no reserve for excess and obsolete inventory. Changes in future demand, turnover or expected usage could result in changes to estimated net realizable value and could require write-downs in the near term. The assessment of net realizable value involves significant judgment, particularly given the concentrated nature of Ratel’s customer base and the specialized nature of its products.
Foreign Currency Translation
Ratel’s functional currency is the UAH, while its financial statements are presented in USD. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date; revenues, expenses, gains and losses are translated at weighted-average exchange rates. The resulting foreign currency translation adjustments are recorded in accumulated other comprehensive income (loss). Management exercises judgment in selecting and applying the appropriate exchange rates for translation purposes; fluctuations in the UAH/USD exchange rate have affected and are likely to continue to affect the comparability of Ratel’s reported financial results across periods. The accumulated foreign currency translation loss was $(12,981) as of December 31, 2025 and $(117,607) as of June 30, 2026, reflecting the depreciation of the UAH against the USD. “As discussed under “Going Concern” above, Ratel has concluded that substantial doubt exists with respect to its ability to continue as a going concern within one year after the date of issuance of its unaudited condensed interim financial statements as of and for the six months ended June 30, 2026. Ratel’s ability to continue as a going concern is dependent on its ability to generate cash from operations and to obtain additional financing on acceptable terms. See “Going Concern” above.
Recently Adopted Accounting Pronouncements
There have been no recently adopted accounting pronouncements that have had a material effect on Ratel’s financial statements during the periods presented.
Recently Issued Accounting Pronouncements Not Yet Adopted
In September 2025, the FASB issued ASU 2025-06, Targeted Improvements to the Accounting for Internal-Use Software, which modernizes the accounting model for capitalizing internal-use software costs by replacing the project-stage approach with a principles-based recognition threshold. The guidance is effective for annual reporting periods beginning after December 15, 2027. Ratel does not expect adoption of this ASU to have a material impact on its financial statements.
In December 2025, the FASB issued ASU 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities, which establishes authoritative guidance for the recognition, measurement, presentation and disclosure of government grants received by business entities. The amendments are effective for entities other than public business entities for annual reporting periods beginning after December 15, 2029. Ratel is currently evaluating the impact of the amendments, including the transition method to be applied, on its financial statements and related disclosures.
Ratel has not early adopted ASU 2025-06 or ASU 2025-10.
Quantitative and Qualitative Disclosures About Market Risk
Market Risk
Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Ratel’s primary market risk exposures are interest rate risk, foreign currency exchange rate risk and credit risk. Ratel does not currently use derivative financial instruments to manage any of these risks.

Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Ratel’s exposure to interest rate risk arises primarily from its variable-rate borrowings under the non-revolving credit facility, which bears a variable base rate of three-month UIRD plus 5% per annum (subject to a maximum of 23%). The revolving line of credit bears interest at a fixed rate of 6% per annum.
As of December 31, 2025, Ratel’s outstanding borrowings consisted of fixed-rate borrowings of $896,485 under the revolving line of credit and variable-rate borrowings of $993,545 under the non-revolving credit facility. An increase of 100 basis points in the variable interest rate on the non-revolving credit facility would increase Ratel’s annualized interest expense by approximately $9,935. Ratel does not currently manage interest rate risk through hedging instruments.
As of June 30, 2026, outstanding fixed-rate borrowings were $847,310 and outstanding variable-rate borrowings were $1,114,882. An increase of 100 basis points in the variable interest rate on the non-revolving credit facility would increase Ratel’s annualized interest expense by approximately $11,149, net of any corresponding change in compensation under the Affordable Loans 5-7-9% state support program.
Foreign Currency Exchange Risk
Ratel’s operations are conducted in Ukraine, and its functional currency is the UAH. Ratel’s financial statements are presented in USD, and fluctuations in the UAH/USD exchange rate affect the reported amounts of revenues, expenses, assets and liabilities. Ratel does not currently engage in hedging transactions to manage foreign currency exchange rate risk and does not use derivative instruments to manage its foreign currency exposure.
During the year ended December 31, 2025, Ratel recognized a foreign currency exchange loss of $8,231, compared to a loss of $3,308 for the year ended December 31, 2024. During the six months ended June 30, 2026, Ratel recognized a foreign currency exchange loss of $83,732, compared to $296 for the six months ended June 30, 2025. Foreign currency translation adjustments of $(16,326) and $3,345 were recorded in other comprehensive income (loss) for the years ended December 31, 2025 and 2024, respectively. Foreign currency translation adjustments of $(104,626) and $(1,421) were recorded for the six months ended June 30, 2026 and 2025, respectively. As of June 30, 2026, accumulated other comprehensive loss attributable to foreign currency translation was $(117,607), reflecting the cumulative depreciation of the UAH against the USD.
In the future, Ratel may enter into formal currency hedging transactions to reduce the risk of financial exposure from fluctuations in exchange rates; however, there can be no assurance that any hedging measures would adequately protect Ratel from the adverse effects of such fluctuations.
Credit Risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. Ratel’s credit risk arises primarily from: (i) cash, cash equivalents and restricted cash maintained with financial institutions in Ukraine and on special accounts with the State Treasury of Ukraine; and (ii) trade accounts receivable and related-party receivables arising from its operating activities.
As of June 30, 2026, cash and cash equivalents of $2,318,902 were held with two Ukrainian financial institutions (approximately $2,314,059 with PJSC “PUMB” and $4,843 with JSC “BANK KREDIT DNIPRO”), and restricted cash of $22,626,057 was held on special accounts with the State Treasury of Ukraine and other contractually restricted accounts. Cash balances held with these institutions may not be fully covered by deposit insurance or similar protection, and Ratel may be exposed to loss in the event of the failure of these institutions.
Ratel sells primarily through government contracts, which mitigates customer credit risk to some extent. Based on Ratel’s analysis of open accounts receivable and customer-specific information, no allowance for credit losses was recorded as of December 31, 2025, December 31, 2024 or June 30, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 15, 2026 for: each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our capital stock;
•
each of our directors;

•
each of our named executive officers; and

•
all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities, or the right to acquire such powers within 60 days. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.
The percentage of beneficial ownership in the table below is based on 16,611,731 shares of Common Stock as of September 15, 2026, which includes 264,558 shares of unvested restricted common stock.
Name and Address of Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater than 5% Stockholders:
D3 Fund, LP(2)	940,569	5.7%
RG.AI Technologies, Inc.(3)	1,309,331	7.9%
Named Executive Officers and Directors:
Alexander Fink(4)	1,664,993	9.9%
Erik Prince(5)	—	—
Philip Wagenheim(6)	870,231	5.0%
Justin Zeefe(7)	502,438	3.0%
Edward Antoian(8)	2,511	*
Amir Frenkel(9)	2,511	*
Serhii Kupriienko(10)	4,548,613	26.7%
Derek Reisfield(11)	2,511	*
All current executive officers and directors as a group (10 persons)(12)	7,593,808	42.0%

*
Indicates beneficial ownership of less than 1%.

(1)
Unless otherwise indicated, the address for each beneficial owner listed is c/o Swarmer, Inc, 4515 Seton Center Pkwy #330, Austin, TX 78759.

(2)
Consists of 940,569 shares of Common Stock Eveline Buchatskiy retains sole voting and dispositive power with regard to the shares of Common Stock held directly by D3 Fund, LP. The principal business address of D3 Fund, LP is Walkers Corporate Limited, 190 Elgin Ave, George Town, Grand Cayman KY1-9008, Cayman Islands.

(3)
Consists of 1,309,331 shares of Common Stock. Charles Eberly von Szecsey retains sole voting and dispositive power with regard to the shares of Common Stock held directly by RG.AI Technologies, Inc. The principal business address of RG.AI Technologies, Inc. is 5900 Balcones Drive, Suite 5654, Austin, TX 78731.

(4)
Consists of (i) 1,146,417 shares of Common Stock, (ii) 264,558 shares of issued but unvested restricted Common Stock, (iii) 41,666 shares of Common Stock underlying options that have vested and are exercisable as of September 15, 2026, (iv) 16,667 shares of Common Stock underlying options that will vest and become exercisable within 60 days after such date and (v) 195,685 shares of Common Stock underlying restricted stock units that will vest and settle within 60 days after such date, in each case held by Mr. Fink. The number of shares beneficially owned does not reflect (i) 1,146,155 shares of Common Stock underlying unvested restricted stock units and (ii) 341,667 shares of Common Stock underlying options held by Mr. Fink that will vest more than 60 days after such date.

(5)
Mr. Prince does not (i) hold any shares of Common Stock or (ii) hold any options that are vested and exercisable for shares of Common Stock as of September 15, 2026 or within 60 days of September 15, 2026.

(6)
Consists of (i) 90,260 shares of Common Stock held directly by Mr. Wagenheim, (ii) 2,511 shares of Common Stock underlying options that have vested and are exercisable as of September 15, 2026 held by Mr. Wagenheim and (iii) 777,460 shares of Common Stock issuable to Theseus Capital Partners, LLC upon exercise of a warrant to purchase 899,988 shares of Common Stock that was exercisable within 60 days of September 15, 2026, subject to a 4.99% beneficial ownership limitation. Philip Wagenheim, a member of our Board, is the managing partner of Theseus Capital Partners, LLC and may be deemed to beneficially own the shares held by it. On September 15, 2026, Theseus Capital Partners, LLC distributed the 1,124,981 shares of Common Stock it previously held to its members, including 90,260 shares distributed to Mr. Wagenheim. On September 16, 2026, Theseus Capital Partners, LLC net-exercised the warrant in full, and 819,487 shares of Common Stock were issued to it on September 21, 2026.

(7)
Consists of (i) 499,927 shares of Common Stock held by Green Flag Fund I, L.P., and (ii) 2,511 shares of Common Stock underlying options that have vested and are exercisable as of September 15, 2026 held by Mr. Zeefe. Justin Zeefe, a member of our Board of Directors, is the Founder and General Partner of Green Flag Ventures, LLC. The principal business address of Green Flag Ventures, LLC is 4407 Dulcinea Ct Woodland Hills, CA 91364.

(8)
Consists of 2,511 shares of Common Stock underlying options that have vested and are exercisable as of September 15, 2026 held by Mr. Antoian.

(9)
Consists of 2,511 shares of Common Stock underlying options that have vested and are exercisable as of September 15, 2026 held by Mr. Frenkel.

(10)
Consists of (i) 4,137,537 shares of Common Stock, (ii) 159,247 shares of Common Stock underlying options that have vested and are exercisable as of September 15, 2026 and (iii) 251,829 shares of Common Stock underlying options that will vest and become exercisable within 60 days after such date, in each case held by Mr. Kupriienko. The number of shares beneficially owned does not reflect 1,635,062 shares of Common Stock underlying options held by Mr. Kupriienko that will vest more than 60 days after such date. The restricted stock units held by Mr. Kupriienko that were unvested upon the termination of his employment with us on August 19, 2026 were forfeited.

(11)
Consists of 2,511 shares of Common Stock underlying options that have vested and are exercisable as of September 15, 2026 held by Mr. Reisfield.

(12)
See notes 4 through 11.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at https://www.swarmer.com. Information accessible on or through our website is not a part of, and is not incorporated into, this Proxy Statement.
You may obtain additional copies of this Proxy Statement and other proxy materials, without charge, and you may ask any questions you may have about the proposals or the Special Meeting by contacting us at the following address or telephone number:
Swarmer, Inc
4515 Seton Center Pkwy #330
Austin, TX 78759
Attention: Corporate Secretary
(512) 305-3513
You should rely only on the information contained in or incorporated by reference into this Proxy Statement. No one has been authorized to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated            , 2026. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board.
STOCKHOLDER COMMUNICATIONS
Stockholders wishing to communicate with the Board or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Corporate Secretary by mail to our principal executive offices, Attention: Corporate Secretary. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.
By Order of the Board of Directors,
The Board of Directors
Austin, TX
           , 2026

INDEX TO CONSOLIDATED FINANCIAL INFORMATION OF RATEL ROBOTICS
LIMITED LIABILITY COMPANY “JK LAND VEHICLES”

Independent Auditor’s Report
To the Members’
Limited Liability Company “JK Land Vehicles”
Opinion
We have audited the financial statements of Limited Liability Company “JK Land Vehicles” (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, the related statements of operations and comprehensive income (loss), statements of members’ equity (deficit), and cash flows for the years then ended, and the related notes to the financial statements.
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Substantial Doubt about the Entity’s Ability to Continue as a Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 and Note 15 to the financial statements, the Company has debt obligations and geopolitical and economic risks and uncertainties arising from its operations in Ukraine that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.

•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control — related matters that we identified during the audit.
Parsippany, New Jersey
September 11, 2026

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
BALANCE SHEETS
(AMOUNTS IN U.S. DOLLARS)
	December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$549,213	$17,528
Restricted cash	3,712,450	427,813
Inventories	2,911,774	1,156,200
Prepaid expenses and other current assets	1,240,856	642,849
Related-party receivable	9,432	—
Total current assets	8,423,725	2,244,390
Property and equipment, net	335,472	129,966
Other assets:
Right-of-use assets, operating leases	136,755	218,805
Total other assets	136,755	218,805
Total assets	$8,895,952	$2,593,161
Liabilities and Members’ Equity (Deficit)
Current liabilities:
Accounts payable	$218,182	$177,271
Salaries, benefits and payroll taxes	100,817	11,587
Contract liabilities (deferred revenue)	4,690,029	896,061
Short-term debt	1,890,030	1,225,053
Other current liabilities	143,930	76,989
Related-party payables	—	278,277
Operating lease liabilities, current	188,091	89,397
Current maturities of finance lease liabilities	22,272	—
Total current liabilities	7,253,351	2,754,635
Long-term liabilities:
Finance lease liabilities, net of current portion	6,834	—
Operating lease liabilities, non-current	—	152,344
Total long-term liabilities	6,834	152,344
Total liabilities	7,260,185	2,906,979
Commitments and contingencies (Note 13)
Members’ equity (deficit):
Charter capital	2,735	2,735
Retained earnings (accumulated deficit)	1,646,013	(319,898)
Accumulated other comprehensive income (loss)	(12,981)	3,345
Total members’ equity (deficit)	1,635,767	(313,818)
Total liabilities and members’ equity	$8,895,952	$2,593,161
The accompanying notes are an integral part of these financial statements.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(AMOUNTS IN U.S. DOLLARS)
	Year ended December 31,
	2025	2024
Net sales	$18,635,667	$1,507,324
Cost of sales	(15,159,359)	(1,543,065)
Gross profit (loss)	3,476,308	(35,741)
Operating expenses:
General and administrative expenses	(1,130,287)	(173,951)
Selling and distribution expenses	(116,823)	(11,813)
Research and development expenses	(32,463)	(3,057)
Other operating expenses	(281,881)	(79,503)
Gain on disposal of fixed assets	4,238	—
Other operating income	31	—
Total operating expenses	(1,557,185)	(268,324)
Operating income (loss)	1,919,123	(304,065)
Other income (expense), net:
Interest income	20,792	3,607
Interest expense	(114,409)	(6,132)
Foreign currency exchange loss, net	(8,231)	(3,308)
Government grant income	155,949	—
Total other income (expense), net	54,101	(5,833)
Income (loss) before income tax expense	1,973,224	(309,898)
Income tax expense	(7,313)	(435)
Net income (loss)	$1,965,911	$(310,333)
Other comprehensive income (loss):
Foreign currency translation adjustment	(16,326)	3,345
Other comprehensive income (loss)	(16,326)	3,345
Total comprehensive income (loss)	$1,949,585	$(306,988)
The accompanying notes are an integral part of these financial statements.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
STATEMENTS OF MEMBERS’ EQUITY (DEFICIT)
(AMOUNTS IN U.S. DOLLARS)
	Charter Capital	Unpaid Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Accumulated Deficit)	Total Members’ Equity (Deficit)
Balances at January 1, 2024	$2,735	$(1,641)	$—	$(9,565)	$(8,471)
Member contributions	—	1,641	—	—	1,641
Foreign currency translation adjustment	—	—	3,345	—	3,345
Net loss	—	—	—	(310,333)	(310,333)
Balances at December 31, 2024	$2,735	$—	$3,345	$(319,898)	$(313,818)
Foreign currency translation adjustment	—	—	(16,326)	—	(16,326)
Net income	—	—	—	1,965,911	1,965,911
Balances at December 31, 2025	$2,735	$—	$(12,981)	$1,646,013	$1,635,767
The accompanying notes are an integral part of these financial statements.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
STATEMENTS OF CASH FLOWS
(AMOUNTS IN U.S. DOLLARS)
	Year ended December 31,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$1,965,911	$(310,333)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	47,365	7,214
Gain on disposal of property and equipment, net	(4,238)	—
Finance costs	114,409	6,132
Foreign exchange loss, net	8,231	3,308
Operating lease adjustment	28,401	22,028
Government grant income	(155,949)	—
Changes in:
Inventories	(1,755,574)	(1,086,936)
Prepayments and other current assets	(602,769)	(597,101)
Accounts payable	(13,811)	183,713
Salaries, benefits and payroll taxes	89,230	9,158
Contract liabilities (deferred revenue)	3,793,968	864,467
Other current liabilities	62,735	45,333
Cash paid for interest	(77,655)	(3,409)
Proceeds from government grants	157,481	—
Net cash provided by (used in) operating activities	$3,657,735	$(856,426)
Cash flows from investing activities:
Purchases of property and equipment	(218,705)	(95,527)
Proceeds from disposals of property and equipment	19,050	—
Net cash used in investing activities	$(199,655)	$(95,527)
Cash flows from financing activities:
Proceeds from capital contributions from owners	—	1,641
Proceeds from bank borrowings	1,578,066	1,242,482
Proceeds from related-party financial assistance	544,298	2,942,514
Repayment of bank borrowings	(899,385)	—
Repayment of related-party financial assistance	(774,204)	(2,775,974)
Payment of financing limit fee (included in interest expense)	(30,970)	—
Repayment of finance lease liabilities	(23,884)	—
Net cash provided by financing activities	$393,921	$1,410,663
Net increase in cash, cash equivalents, and restricted cash	$3,852,001	$458,710
Cash, cash equivalents, and restricted cash, beginning of year	445,341	2,077
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(35,679)	(15,446)
Cash, cash equivalents, and restricted cash, end of year	$4,261,663	$445,341
The accompanying notes are an integral part of these financial statements.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
STATEMENTS OF CASH FLOWS
(AMOUNTS IN U.S. DOLLARS)
	Year ended December 31,
	2025	2024
Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$77,655	$3,409
Cash paid during the year for income taxes	$22,199	$102
Supplemental disclosure of lease cash flow information:
Cash paid for amounts included in measurement of lease liabilities:
Operating cash outflows – payments on operating leases	$100,929	$14,898
Operating cash outflows – payments on finance leases	$696	$—
Financing cash outflows – payments on finance leases	$23,884	$—
ROU assets obtained in exchange for new lease obligations:
Operating leases	$47,608	$220,300
Finance leases	$52,858	$—
The accompanying notes are an integral part of these financial statements.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
1.
Nature of the Operations and Basis of Presentation

Limited Liability Company “JK Land Vehicles” (doing business as Ratel Robotics) (the “Company”), a limited liability company organized and existing under the laws of Ukraine, manufactures and distributes unmanned ground vehicles to government entities, private organizations, charitable foundations and individual customers. The Company sells primarily through government contracts, with additional sales through direct sales and national accounts throughout Ukraine. Government customers represented approximately 93% and 71% of net sales for the years ended December 31, 2025 and 2024, respectively.
The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). Any reference in these notes to applicable guidance is meant to refer to U.S. GAAP as found in the Accounting Standards Codification (“ASC”) and the Accounting Standards Updates (“ASU”) of the Financial Accounting Standards Board (“FASB”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
2.
Going Concern

In accordance with Accounting Standards Codification (“ASC”) 205-40, Going Concern, the Company has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the accompanying financial statements are issued. The Company has historically funded its operations through member contributions, proceeds from debt facilities and government grants. As of December 31, 2025, the Company had cash and cash equivalents of $0.5 million and a debt balance $1.9 million due in 2026. Based on the Company’s current and future funding requirements and current cash flow projections, management determined that the Company did not have adequate financial resources to fund its forecasted operating costs for at least one year after the issuance date of these financial statements.
Based on the Company’s current and future funding requirements and its cash flow projections, management determined that the Company does not have adequate financial resources to fund its forecasted operating costs and to meet its obligations, including the debt maturities described above, for at least one year after the date these financial statements are available to be issued. In reaching this determination, management also considered that, as described in Note 15, the Company’s operations are conducted in Ukraine and continue to be significantly affected by the ongoing war and related geopolitical and economic conditions, which increase the uncertainty inherent in the Company’s cash flow projections and the Company’s ability to obtain additional debt or other financing on acceptable terms.
As the Company continues to pursue its business plan, it expects to finance its operations through product sales, debt financings, proceeds from government grants or other capital sources. There can be no assurance that any additional financing or strategic arrangements will be available to the Company on acceptable terms, if at all, and if the Company does not obtain additional funding, it may be necessary to significantly reduce its scope of operations to reduce the current rate of spending. In addition, as described in Note 16, on September 9, 2026 the holders of the Company’s participatory interests entered into the Purchase Agreement with Swarmer, under which the Company would become a wholly owned subsidiary of Swarmer upon closing, and management expects to seek financial support from Swarmer thereafter to fund operations and repay or refinance its borrowings. However, the closing is subject to conditions outside the Company’s control, including approval by Swarmer’s stockholders, and the Purchase Agreement does not obligate Swarmer to provide financing to the Company. Accordingly, the acquisition does not alleviate the substantial doubt described below.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
Based on the factors above, the Company has concluded that substantial doubt exists with respect to its ability to continue as a going concern within one year after the date that these financial statements were issued.
3.
Summary of Significant Accounting Policies

Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Making estimates requires management to exercise significant judgment. Estimates and assumptions are periodically reviewed, and the effects of any revisions are reflected in the financial statements in the period they are determined to be necessary. Actual results could differ significantly from those estimates.
Foreign Currency Translation
Functional and Reporting Currencies: The Company’s functional currency is the Ukrainian hryvnia (UAH), which represents the currency of the primary economic environment in which the Company operates and generates cash flows. The accompanying financial statements are presented and reported in U.S. dollars (USD), which is the Company’s reporting currency. Unless otherwise indicated, all financial statement amounts are rounded to the nearest U.S. dollar.
Translation of Foreign Currency Financial Statements: In accordance with ASC 830, Foreign Currency Matters, the financial statements of the Company are translated from the functional currency into the reporting currency using the current rate method as follows:
Assets and Liabilities: Translated at the prevailing exchange rate in effect at the balance sheet date.
Equity Accounts: Translated utilizing historical exchange rates.
Revenues, Expenses, Gains, and Losses: Translated at the weighted-average exchange rates in effect during the applicable reporting period.
The resulting foreign currency translation adjustments are excluded from net income and are recorded as a separate component of stockholders’ equity within Accumulated Other Comprehensive Income (Loss).
Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (the exit price) in an orderly transaction between market participants at the measurement date. The fair value standard outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. The Company uses the hierarchy prescribed in the accounting guidance for fair value measurements, based upon the available inputs to the valuation and the degree to which they are observable or not observable in the market. The three levels in the hierarchy are as follows:
•
Level 1 — Quoted prices (unadjusted) for identical assets or liabilities in active markets that are accessible as of the measurement date;

•
Level 2 — Inputs other than quoted prices in active markets for identical assets and liabilities that are observable either directly or indirectly for substantially the full term of the asset or liability; and

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
•
Level 3 — Unobservable inputs reflecting the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The carrying amounts of certain financial assets and liabilities, including prepaid and other current assets, accounts payable and accrued liabilities approximate fair value because of the short maturity and liquidity of those instruments. The classification of assets and liabilities within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement in its entirety.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to credit risk consist primarily of cash, cash equivalents and restricted cash. The Company maintains its cash balances with two financial institutions in Ukraine and on special accounts with the State Treasury of Ukraine. The Company believes the financial institutions with which it maintains its balances are creditworthy and conducts ongoing evaluations of their financial condition and creditworthiness. Cash balances held with these institutions are not insured or otherwise guaranteed by any deposit insurance program comparable to the U.S. Federal Deposit Insurance Corporation (FDIC), and accordingly may be exposed to loss in the event of a failure of these institutions.
The Company sells primarily through government contracts and represented approximately 93% and 71% of net revenues for the years ended December 31, 2025 and 2024, respectively.
Cash and Cash Equivalents
Cash and cash equivalents includes all highly liquid instruments with original maturities of three months or less. Cash equivalents consist primarily of amounts invested in certificates of deposits.
Restricted Cash
Restricted cash consists of cash and cash equivalents that are restricted as to withdrawal or usage under various customer and grant and other contractual agreements until applicable conditions are satisfied and the cash and cash equivalents are no longer restricted. Restricted cash is expected to be used within 12 months and is classified as a current asset.
Accounts Receivable, net
Accounts receivable are stated at a gross invoice amount less an allowance for credit losses as well as net of any discounts or other forms of variable consideration. The Company estimates allowance for credit losses by evaluating specific accounts where information indicates customers may have an inability to meet financial obligations, such as customer payment history, credit worthiness, and receivable amounts outstanding for an extended period beyond contractual terms. The Company uses assumptions and judgments, based on the best available facts and circumstances, to record an allowance to reduce the receivable to the amount expected to be collected. These allowances are evaluated and adjusted as additional information is received.
The Company adopted ASU 2016-13, Financial Instruments — Credit Losses (Topic 326). Financial assets that potentially subject the Company to credit losses consist primarily of accounts receivable and contract assets. Expected credit losses are recorded through an allowance for credit losses that is deducted from the corresponding asset to present the net amount expected to be collected. The allowance is determined based on analysis of the relevant financial assets, historical loss experience, customer-specific information, and current and reasonably supportable forecasts of economic conditions.
Based on the analysis performed on open accounts receivable and customer-specific information, the Company did not record an allowance for credit losses as of December 31, 2025 and 2024. The impact of adoption was not material to the financial statements and primarily resulted in new or enhanced disclosures.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
Inventory
Inventory is stated at the lower of cost or net realizable value. Cost is determined utilizing the first-in, first-out (FIFO) method. The cost of finished goods and semi-finished products includes raw materials, direct labor, and an allocation of applicable manufacturing overhead based on normal operating capacity. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation.
Management periodically evaluates inventory for excess, slow-moving, and obsolete items based on historical turnover and future demand forecasts. For items identified as obsolete or exceeding forecasted demand, inventory values are written down to net realizable value. These write-downs establish a new, permanent cost basis for the affected inventory and are recognized as a component of cost of sales in the statements of operations and comprehensive income (loss).
Property and Equipment, net
Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter of the remaining lease term or the estimated useful life of the asset.
Expenditures for maintenance and repairs are charged to expense as incurred. Renewals and betterments that materially extend the useful life or capacity of an asset are capitalized. Upon retirement or sale, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in the statement of operations and comprehensive income (loss).
Impairment of Long-Lived Assets
In accordance with ASC 360, Property, Plant, and Equipment, the Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the total of the expected future undiscounted cash flows is less than the carrying amount of the asset, an impairment loss is recognized for the excess of the carrying amount over the fair value of the asset. The Company did not recognize any impairment losses during the years ended December 31, 2025 and 2024.
Software Development Costs
Software development costs are accounted for in accordance with ASC 350-40, Internal-Use Software, and ASC 985-20, Costs of Software to be Sold, Leased, or Marketed. Under ASC 350-40, software development costs related to preliminary project activities and post-implementation and maintenance activities are expensed as incurred. Direct costs related to application development activities that are probable to result in additional functionality according to ASC 350-40 are capitalized. Capitalized software costs are amortized on a straight-line basis and tested for impairment in the event of changes in circumstances that could impact recoverability. Under ASC 985-20, costs incurred before technological feasibility are expensed as research and development. Costs incurred after technological feasibility and before the product is available for general release to customers are capitalized. Capitalized costs are amortized based on the current and expected future revenue for each software solution with minimum annual amortization equal to the straight-line amortization over the estimated economic life of the solution. For the years ended December 31, 2025 and 2024, the Company’s products were available for general release shortly after technological feasibility was established.
Leases
The Company adopted FASB ASC Topic 842 (“ASC 842”). ASC 842 requires lessees to recognize most leases on their balance sheets as a right-of-use (“ROU”) asset representing the right to use an underlying

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
asset and a lease liability representing the obligation to make lease payments over the lease term, measured on a discounted basis. ASC 842 also requires additional disclosure of key quantitative and qualitative information for leasing arrangements. ASC 842 retains a distinction between finance leases and operating leases, with classification affecting the pattern of expense recognition in the statement of operations and comprehensive income (loss).
The Company made an accounting policy election available under ASC 842 not to recognize ROU assets and lease liabilities for leases with a term of 12 months or less. For all other leases, ROU assets and lease liabilities are measured based on the present value of future lease payments over the lease term at the commencement date of the lease. The ROU assets also include any initial direct costs incurred and lease payments made at or before the commencement date and are reduced by any lease incentives. The Company’s leases generally do not provide an implicit rate. Accordingly, the Company uses its incremental borrowing rate based on information available at the commencement date, considering the lease term, economic environment, credit risk and collateralized nature of the borrowing, in determining the present value of lease payments.
Future lease payments may include fixed rent escalation clauses or payments that depend on an index (such as the consumer price index), which is initially measured using the index or rate at lease commencement. Subsequent changes of an index and other periodic market-rate adjustments to base rent are recorded in variable lease expense in the period incurred. Residual value guarantees or payments for terminating the lease are included in the lease payments only when it is probable they will be incurred. The Company has made an accounting policy election to account for lease and non-lease components in its contracts as a single lease component for its real estate, vehicle, and equipment asset classes. The non-lease components typically represent additional services transferred to the Company, such as common area maintenance for real estate, which are variable in nature and recorded in variable lease expense in the period incurred.
For operating leases, lease expense for lease payments is recognized on a straight-line basis over the lease term. For finance leases, lease expense includes amortization expense of the ROU asset recognized on a straight-line basis over the lease term and interest expense recognized on the finance lease liability. ROU assets are assessed for impairment in accordance with the Company’s long-lived asset policy. The Company reassesses lease classification and remeasures right-of-use assets and lease liabilities when a lease is modified and that modification is not accounted for as a separate new lease or upon certain other events that require reassessment in accordance with ASC 842. Operating lease ROU assets are included in Right-of-use assets, operating leases, and finance lease ROU assets are included in property and equipment in the accompanying balance sheets. Current and non-current operating and finance lease liabilities are presented separately, as applicable, as of December 31, 2025 and 2024.
Deferred Revenues
Deferred revenues consist of advance payments, deposits, and billings in excess of revenue recognized and are classified as current or non-current based on the timing of the expected performance obligations and the Company’s operating cycle. Deferred revenues are reported on a contract-by-contract basis, net of revenue recognized, at the end of each reporting period. During the years ended December 31, 2025 and 2024, the Company recognized revenue of $0.9 million and $32,000, respectively, that was included in the deferred revenue balance at the beginning of each period presented.
Government Grants
Government grants are recognized when there is reasonable assurance that the Company will comply with the conditions attached to the grants and that the grants will be received. Grants related to specific expenditures are recognized in the statements of operations and comprehensive income (loss) on a systematic basis over the periods in which the Company recognizes the related expenses. During the year ended

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
December 31, 2025, the Company recognized government grant income of $0.2 million, which is presented within other income (expense) in the accompanying statements of operations and comprehensive income (loss). Cash proceeds from government grants received during 2025 amounted to $157,481. The difference between cash proceeds received and government grant income recognized during the year primarily reflects foreign currency translation effects. As of and for the year ended December 31, 2024, there were no grant liabilities or grant income recognized.
Revenue Recognition
For contracts that are within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 606, the Company performs the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when (or as) the Company satisfies a performance obligation.
The Company evaluates whether two or more contracts should be combined and accounted for as one single performance obligation and whether a single contract should be accounted for as more than one performance obligation. ASC 606 defines a performance obligation as a contractual promise to transfer a distinct good or service to a customer. A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. The Company’s evaluation requires significant judgment and the decision to combine a group of contracts or separate a contract into multiple performance obligations could change the amount of revenue and profit recorded in a given period. The majority of the Company’s contracts have a single performance obligation, as the promise to transfer the individual goods or services is not separately identifiable from other promises in the contract and, therefore, is not distinct. However, occasionally the Company has contracts with multiple performance obligations.
Product Revenues
Product revenues are generated from the sale of hardware and related products. For product sales, control generally transfers to the customer at a point in time. In determining when control transfers, the Company considers, among other indicators, whether it has a present right to payment, legal title has transferred, the customer has obtained the significant risks and rewards of ownership, and customer acceptance has occurred, where acceptance is not considered a formality. Generally, revenue is recognized when control transfers to the customer based on the contractual delivery terms and customer acceptance provisions. Shipping and handling activities are not assessed as separate performance obligations as they are considered fulfillment activities.
If a performance obligation related to a product sale remains unsatisfied after shipment, such as installation or customer acceptance, revenue attributable to that performance obligation is deferred until the obligation has been satisfied. The Company does not provide customer rebates, volume discounts or similar incentive programs. The Company did not experience any product returns or refunds during the years ended December 31, 2025 and 2024.
Contractual penalties payable to customers for delays in product delivery are accounted for as variable consideration and recognized as a reduction of the transaction price and revenue. The amount of variable consideration related to contractual penalties is determined based on the applicable contractual terms and circumstances existing at the reporting date. See Note 13 — Commitments and Contingencies for additional information regarding contractual penalties incurred during 2025.
The Company provides a standard warranty for its products for a period of 12 months from the date of customer acceptance. Under the warranty terms, the Company is required, at its own cost, to remedy identified defects within 30 calendar days from the date a formal warranty claim report is issued, unless

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
otherwise agreed by the parties. The warranty terms do not provide for cash refunds. The Company did not incur warranty costs during the years ended December 31, 2025 and 2024 and had no warranty liability as of December 31, 2025 and 2024.
Revenue from long-term product-related contracts is recognized over time using a cost-to-cost input method when the criteria for over-time recognition under ASC 606 are met. Progress toward satisfaction of the related performance obligation is measured based on costs incurred relative to total estimated costs. Management exercises judgment in determining whether the criteria for over-time recognition are met and in estimating the total costs required to complete the related performance obligations. Estimates of total expected costs are reviewed and updated periodically as the contract progresses. Management has determined that the cost-to-cost method appropriately depicts the transfer of control of the related goods or services to the customer.
Service Revenues
Service revenues consist primarily of (i) routine support and maintenance services, (ii) product training, installation, and onsite deployment services, and (iii) engineering and professional services related to the development and customization of software and hardware applications. Support and maintenance services represent stand-ready obligations to provide ongoing technical support and updates and are recognized ratably over the service period, as the customer simultaneously receives and consumes the benefits of the services. Training, installation, and onsite deployment services are generally distinct performance obligations that are recognized at a point in time, when the related services have been performed and control has transferred to the customer. Engineering and professional services are recognized over time, as the services create or enhance assets that the customer controls or have no alternative use to the Company and the Company has an enforceable right to payment for performance completed to date. Revenue for these arrangements is recognized using a cost-to-cost input method, under which revenue is recognized based on the ratio of actual costs incurred to total estimated costs. Management has determined that this method provides the best measure of progress toward satisfaction of the related performance obligations.
For arrangements containing multiple service performance obligations, the transaction price is allocated to each performance obligation based on its relative standalone selling price, as stated in the Company’s contracts.
Development Revenues
Development revenues are derived from customer contracts that include research, development, and engineering services. These arrangements include substantive, contractually defined development milestones, each of which represents a measure of progress toward satisfaction of the related performance obligation. Revenue from development arrangements is recognized upon achievement of the applicable milestone, as milestone achievement corresponds with the transfer of control of the underlying services to the customer. The Company has determined that the use of milestone achievement as an output method provides a faithful depiction of performance in accordance with ASC 606.
Remaining Performance Obligations
The Company discloses remaining performance obligations for contracts with an original expected duration of greater than one year. The Company has elected the practical expedient in ASC 606-10-50-14 and therefore does not disclose information about remaining performance obligations for (i) contracts with an original expected duration of one year or less and (ii) performance obligations for which revenue is recognized in the amount to which the Company has the right to invoice.
As of December 31, 2025, the aggregate amount of transaction price allocated to remaining performance obligations for contracts not subject to the practical expedients described above was $4.7 million, recorded within deferred revenues in the accompanying balance sheets, and expected to be recognized during 2026.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
Cost of Goods Sold
Cost of sales consists primarily of component material costs, direct labor, capitalized manufacturing overhead, and freight costs. The Company accounts for shipping and handling activities that occur after a customer obtains control of the goods as fulfillment costs rather than as a separate, distinct performance obligation.
Shipping and Handling
In accordance with ASC 606-10-25-18B, the Company has elected an accounting policy to treat all outbound shipping and handling costs as fulfillment activities. Consequently, all shipping and handling costs are expensed as incurred and are classified within cost of goods sold in the accompanying statements of operations and comprehensive income (loss).
Advertising and Promotional Costs
The Company expenses advertising and promotional costs as incurred. These costs are included in sales and marketing expenses within the accompanying statements of operations and comprehensive income (loss). Advertising and promotional expenses charged to expense were approximately $54,000 and $1,000 for the years ended December 31, 2025 and 2024, respectively.
Research and Development
Research and development costs are expensed as incurred.
Income Taxes
Income taxes reflected in the accompanying financial statements consist of current income taxes based on the Company’s final Ukrainian tax filings. Deferred tax assets and liabilities are not recognized in the Company’s local statutory accounting records, and no deferred tax balances are recorded in the local books.
The Company recognizes the tax benefits of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities and determined to be attributed to the Company. The determination of attribution, if any, applies for each jurisdiction where the Company is subject to income taxes on the basis of laws and regulations of the jurisdiction. The application of laws and regulations is subject to legal and factual interpretation, judgement, and uncertainty. Tax laws and regulations themselves are subject to change as a result of changes in fiscal policy, changes in legislation, the evolution of regulations, and court rulings. Therefore, the actual liability of the various jurisdictions may be materially different from management’s estimate. As of December 31, 2025 and 2024, the Company did not have any unrecognized tax benefits.
Recently Issued Accounting Pronouncements
In September 2025, the FASB issued ASU 2025-06, Targeted Improvements to the Accounting for Internal-Use Software, which modernizes the accounting model for capitalizing internal-use software costs by replacing the project-stage approach with a principles-based recognition threshold. The guidance is effective for annual reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company does not expect adoption of this ASU to have a material impact on its financial statements.
In December 2025, the Financial Accounting Standards Board issued ASU 2025-10, Government Grants (Topic 832): Accounting for Government Grants Received by Business Entities, which establishes authoritative guidance for the recognition, measurement, presentation, and disclosure of government grants received by business entities. The amendments expand Topic 832 by introducing a comprehensive accounting

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
framework, largely based on International Accounting Standard 20, and are effective for entities other than public business entities for annual reporting periods beginning after December 15, 2029. Early adoption is permitted. The Company is currently evaluating the impact of the amendments, including the transition method to be applied, on its financial statements and related disclosures.
4.
Inventories

Inventories consist of the following:
	December 31,
	2025	2024
Raw materials	$2,893,121	$933,996
Work-in-process	16,528	63,071
Finished goods	2,125	159,133
	$2,911,774	$1,156,200

5.
Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets consist of the following:
	December 31,
	2025	2024
Advance payment to suppliers	$1,139,887	$612,471
VAT, prepaid income taxes and other taxes	93,452	30,378
Trade accounts receivable and other current assets	7,517	—
	$1,240,856	$642,849

6.
Property and Equipment, net

Property and equipment, net consist of the following:
	December 31,
	2025	2024
Machinery and equipment	$136,908	$75,795
Vehicles, including finance lease right-of-use assets	236,465	57,932
Furniture, fixtures, and office equipment	7,430	3,309
	380,803	137,036
Less: accumulated depreciation and amortization	45,331	7,070
	$335,472	$129,966
Depreciation and amortization expense was $47,000 and $7,000 for the years ended December 31, 2025 and 2024, respectively. The movement in accumulated depreciation during 2025 reflects depreciation expense of $47,365, the derecognition of $4,893 of accumulated depreciation related to the vehicle disposed of during the year, and a foreign currency translation adjustment of $4,211, resulting in accumulated depreciation of $45,331 as of December 31, 2025. During the year ended December 31, 2025, the Company sold a vehicle to a related party for consideration of $23,813, excluding VAT. The vehicle’s net book value was $19,575 at the time of sale, resulting in a gain on disposal of $4,238, which is presented separately in the accompanying statements of operations and comprehensive income (loss). Cash proceeds received during

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
2025 amounted to $19,050, and $9,432 of the gross invoice amount, including VAT, remained receivable as of December 31, 2025 and is presented as a related-party receivable in the accompanying balance sheets. Estimated useful lives of property and equipment range from three to five years.
7.
Debt

Revolving line of credit
The Company maintains a revolving line of credit with a Ukrainian bank, with a maximum contractual borrowing limit of UAH 150,000,000 (equivalent to approximately $3,538,754 and $3,568,115 as of December 31, 2025 and 2024, respectively), used to finance working capital needs. Borrowings are available in separate tranches subject to individually established sublimits, collateral requirements (including a minimum collateral coverage ratio of 1.05), other conditions specified in the credit agreement, and lender approval; the lender determines whether to advance individual tranches at its discretion, and its obligation to provide additional financing is revocable.
Outstanding borrowings were $896,485 and $1,225,053 as of December 31, 2025 and 2024, respectively. Borrowings bear interest at 6% per annum, and the outstanding principal is contractually due on November 19, 2026. The facility does not provide for a commitment fee on the unused portion, which was UAH 112,000,000 (approximately $2,642,270) as of December 31, 2025 based on the maximum contractual facility limit.
Non-revolving line of credit
In 2025, the Company entered into a non-revolving credit facility with a Ukrainian bank under the “Affordable Loans 5-7-9%” state support program for enterprises in the defense industry, with a contractual credit limit of UAH 50,000,000 (equivalent to approximately $1,179,585 as of December 31, 2025), to finance working capital needs. The facility bears a variable base rate of three-month UIRD plus 5% per annum, subject to a maximum of 23%; while the Company remains eligible under the state support program, it pays a compensatory rate of 5% per annum, with the remaining interest compensated under the program. The facility is secured by guarantees and pledged assets of the Company and is partially supported by a state portfolio guarantee.
The facility is subject to a financing limit fee of 2.6% of the contractual credit limit in the first year and 1% in each subsequent year for which the facility remains supported by the state portfolio guarantee; no separate servicing fee applies. During 2025, the Company accrued and paid a first-year financing limit fee of UAH 1,300,000 (approximately $30,970). No comparable fee was incurred in 2024. The financing limit fee of $30,970 was recognized within interest expense in the accompanying statements of operations and comprehensive income (loss) and is presented separately within financing activities in the statements of cash flows.
Outstanding principal was $993,545 as of December 31, 2025; the Company had no borrowings under a comparable facility as of December 31, 2024. Although the contractual maturity date is October 1, 2028, under the contractual terms in effect as of December 31, 2025, the credit limit was scheduled to decrease to UAH 37,500,000 on May 1, 2026, UAH 25,000,000 on June 1, 2026, UAH 12,500,000 on July 1, 2026 and nil on August 1, 2026, unless financing is continued for a subsequent utilization period subject to lender approval. Accordingly, the entire outstanding principal was contractually due within twelve months following December 31, 2025. The nominal undrawn portion of the facility was UAH 7,885,804 (approximately $186,040) as of December 31, 2025.
Available borrowing capacity
Additional borrowings under both facilities are subject to satisfaction of the applicable contractual conditions and lender approval, and the lender’s obligations to provide additional financing are revocable;

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
accordingly, the unused portions of the stated facility limits do not represent unconditional financing commitments available to the Company. In addition, the credit agreements provide that aggregate principal borrowings under these facilities and other credit agreements with the same lender may not exceed UAH 180.0 million. Based on aggregate outstanding principal of approximately UAH 80.1 million as of December 31, 2025, maximum additional borrowing capacity was approximately UAH 99.9 million (approximately $2.4 million), before consideration of applicable sub limits, collateral requirements, other borrowing conditions and lender approval.
Contractual principal maturities
The entire outstanding principal balance of $1,890,030 as of December 31, 2025 is contractually due in 2026; no principal payments are due in 2027 through 2030.
The weighted-average interest rate on outstanding short-term borrowings was approximately 5.5% and 6.0% as of December 31, 2025 and 2024, respectively.
The Company’s credit agreements contain certain financial, operational and other covenants, including requirements relating to the Company’s financial condition, business activities, use of proceeds, collateral and cash flows. As of December 31, 2025 and 2024, the Company was in compliance with the applicable covenants.
8.
Members’ Equity

The Company’s charter capital represents capital contributions committed by its members in accordance with the Company’s charter. As of December 31, 2025 and 2024, charter capital was $2,735 and was fully paid, with no unpaid capital. The Company has a single class of members’ interests, and members’ liability is limited to their contributions to charter capital.
The ownership interests in the Company’s charter capital were as follows as of December 31:
	December 31,
	2025	2024
VATAGA SOLUTIONS LLC	—	70%
IS Aerial Vehicles LLC	50%	—
Ostapchuk Taras Igorovich	50%	30%
	100%	100%
On August 7, 2025, VATAGA SOLUTIONS LLC transferred its 70% ownership interest, 50% to IS Aerial Vehicles LLC and 20% to Ostapchuk Taras Igorovich. No consideration was paid or received by any party, including the Company, in connection with the transfer.
As of December 31, 2025, the ultimate beneficial owners of the Company were Ostapchuk Taras Igorovich and Maksym Thorovych Melnyk. As of December 31, 2024, the ultimate beneficial owners were Ostapchuk Taras Igorovich and Ievhen Vadymovych Eremenko.
9.
Leases

The Company leases warehouse, production and office space in Ukraine under operating lease, sublease and sub-sublease arrangements, and leases a vehicle under a finance lease with scheduled payments through October 2027. The operating lease arrangements require monthly rental payments, utility reimbursements and other service charges and expire on various dates through May 2026. The Company’s primary leased facilities include approximately 710 square meters of manufacturing, warehouse and office

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
space, 143 square meters of warehouse space, and additional office, warehouse, production and open-area premises under a sublease; the Company also subleases office premises under a sub-sublease arrangement that initially covered 54 square meters and was subsequently amended to cover 241 square meters. The Company’s leases do not contain residual value guarantees or restrictive covenants. Utility reimbursements and other service charges are variable in nature and are recognized as variable lease cost in the period incurred. Certain of the Company’s leases include options to extend or terminate the lease; the measurement of right-of-use assets and lease liabilities excludes payments related to such options as the Company is not reasonably certain to exercise them.
Operating lease cost is recognized on a straight-line basis over the applicable lease term. Finance lease cost is recognized as amortization of the right-of-use asset and interest expense on the lease liability.
The following table summarizes supplemental balance sheet information related to leases:
	December 31,
	2025	2024
Operating leases
Operating lease right-of-use assets	$136,755	$218,805
Operating lease liabilities, current	188,091	89,397
Operating lease liabilities, non-current	—	152,344
Total operating lease liabilities	$188,091	$241,741
Finance leases
Vehicles	$52,858	$—
Less: accumulated amortization	(4,208)	—
Finance lease right-of-use assets, net	48,650	—
Finance lease liabilities, current	$22,272	$—
Finance lease liabilities, non-current	6,834	—
Total finance lease liabilities	$29,106	$—
The components of lease cost were as follows:
	Year ended December 31,
	2025	2024
Operating lease cost	$139,059	$41,735
Finance lease cost:
Amortization of right-of-use assets	4,208	—
Interest on lease liabilities	696	—
Total lease cost	$143,963	$41,735
Supplemental cash flow information related to leases was as follows:
	Year ended December 31,
	2025	2024
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$100,929	$14,898
Operating cash flows from finance leases	696	—

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
	Year ended December 31,
	2025	2024
Financing cash flows from finance leases	23,884	—
Right-of-use assets obtained in exchange for new lease liabilities
Operating leases	$47,608	$220,300
Finance leases	52,858	—
Weighted-average remaining lease terms and discount rates were as follows:
	December 31,
	2025	2024
Weighted-average remaining lease term
Operating leases	1.00 years	1.93 years
Finance leases	1.84 years	n/a
Weighted-average discount rate
Operating leases	4.01%	4.08%
Finance leases	13.71%	n/a
Future undiscounted lease payments as of December 31, 2025 were as follows:
	Operating Leases	Finance Leases
2026	$191,963	$24,634
2027	—	7,152
Total lease payments	191,963	31,786
Less: imputed interest	(3,872)	(2,680)
Total present value of lease liabilities	$188,091	$29,106

10.
Revenue

Contract Balances
The following table summarizes the Company’s contract balances:
	December 31,
	2025	2024
Trade accounts receivable	$1,315	$—
Contract liabilities (deferred revenues)	4,690,029	896,061
Trade accounts receivable represent the Company’s unconditional rights to consideration and are presented within other current assets in the accompanying balance sheets. The Company had no contract assets as of December 31, 2025 and 2024.
Contract liabilities primarily represent advance payments received from customers before the related performance obligations are satisfied and are presented as deferred revenues in the accompanying balance sheets. The Company’s customers, principally government customers, generally pay in advance of delivery, while revenue is recognized when control of the products transfers to the customer; this timing difference is the primary driver of the Company’s contract liability balances. The increase in contract liabilities during 2025

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
primarily resulted from advance payments received from customers in excess of revenue recognized upon satisfaction of the related performance obligations. During the years ended December 31, 2025 and 2024, the Company recognized $896,061 and $31,594, respectively, of revenue that was included in the contract liability balance at the beginning of each respective year.
Remaining Performance Obligations
As of December 31, 2025, the aggregate amount of the transaction price allocated to unsatisfied or partially unsatisfied performance obligations was $4,690,029. The Company expects to recognize the entire amount as revenue during 2026.
Disaggregation of Revenue
Substantially all of the Company’s 2025 net sales and a majority of its 2024 net sales were generated from contracts with government customers. Product sales, principally unmanned ground vehicles, represented substantially all net sales in both periods; service and other revenue streams were immaterial.
Revenue by product line was as follows for the years ended December 31:
	2025		2024
	Amount	% of Total	Amount	% of Total
Unmanned ground vehicles	$18,612,457	100%	$1,507,324	100%
Accessories for unmanned ground vehicles	23,129	—%	—	—%
Services	81	—%	—	—%
Total revenues, net	$18,635,667	100%	$1,507,324	100%
Revenue by customer type was as follows for the years ended December 31:
	2025		2024
	Amount	% of Total	Amount	% of Total
Government	$17,242,381	93%	$1,076,085	71%
Other customers	1,393,286	7%	431,239	29%
Total revenues, net	$18,635,667	100%	$1,507,324	100%
Concentrations
For the years ended December 31, 2025 and 2024, two customers and one customer, respectively, accounted for approximately 93% and 71% of net sales. The loss or reduction of business with any significant customer could have a material adverse effect on the Company’s operations.
11.
Other Operating Expenses

Other operating expenses consisted of the following for the years ended December 31:
	2025	2024
Taxes and fees	$149,089	$75,993
Charitable contributions	124,413	2,750
Payroll and other operating expenses	8,379	760
Total other operating expenses	$281,881	$79,503

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
12.
Income taxes

The Company is subject to taxation in Ukraine. For 2024 and through June 30, 2025, the Company was subject to the standard Ukrainian corporate income tax rate of 18%. Effective July 1, 2025, the Company became a Diia City resident and elected the special taxation regime applicable to Diia City residents, under which tax is imposed on certain qualifying transactions specified by Ukrainian tax legislation rather than on the Company’s accounting profit.
Income tax expense was $7,313 and $435 for the years ended December 31, 2025 and 2024, respectively, consisting entirely of current Ukrainian income tax expense based on the Company’s final Ukrainian tax filings. For 2025, current income tax expense comprised $2,013 of corporate income tax on income earned during the period from January 1 to June 30, 2025, prior to the Diia City transition, and $5,300 of tax arising under the Diia City special taxation regime. During 2025, the Company corrected its originally filed 2024 corporate income tax return; following the correction, taxable income for 2024 was approximately $2,400 and the related corporate income tax liability was approximately $435.
No deferred tax assets or liabilities were recognized as of December 31, 2025 and 2024. The Company evaluated temporary differences between the financial reporting and tax bases of its assets and liabilities and determined that no significant deferred tax assets or liabilities arise, as tax under the Diia City special taxation regime is imposed on qualifying transactions rather than on a profits basis, and temporary differences attributable to the period prior to the transition were insignificant.
The following table reconciles income tax expense computed by applying the Ukrainian statutory corporate income tax rate of 18% to income before income taxes to reported income tax expense for the year ended December 31, 2025:
	Amount	Percent
Income tax at Ukrainian statutory rate (18%)	$355,180	18.0%
Income not subject to tax on profits under the Diia City regime	(353,167)	(17.9)%
Tax on qualifying transactions under Diia City regime	5,300	0.3%
Total income tax expense	$7,313	0.4%
As of December 31, 2025, prepaid income taxes were $14,074; as of December 31, 2024, income taxes payable were $429. Income taxes paid, net of refunds received, all of which were paid to Ukraine, were $22,199 and $102 for the years ended December 31, 2025 and 2024, respectively. Differences between income tax expense and cash taxes paid relate primarily to the timing of tax payments, settlement of tax liabilities, changes in prepaid income taxes and foreign currency translation.
The Company had no unrecognized tax benefits as of December 31, 2025 and 2024, and recognized no interest or penalties related to income taxes for either year. The Company’s policy is to recognize interest and penalties related to income tax matters as a component of income tax expense. The Company’s tax returns remain subject to examination by the Ukrainian tax authorities in accordance with applicable statutory limitation periods; tax years 2023 through 2025 remain open to examination.
13.
Commitments and Contingencies

From time to time, the Company may be involved in legal proceedings and claims arising in the ordinary course of business, including matters related to employment, product warranty and commercial disputes.
During the year ended December 31, 2025, the Company incurred contractual penalties of $180,636 related to delays in the delivery of products under government customer contracts. The penalties were

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
accounted for as a reduction of revenue and were settled as of December 31, 2025, with no amounts remaining accrued. No comparable contractual penalties were incurred during the year ended December 31, 2024.
The Company manufactures products primarily pursuant to executed customer contracts and expects to fulfill its contractual production and delivery obligations in the ordinary course of business.
As of December 31, 2025, the Company was not involved in any material tax disputes, and management was not aware of any pending legal proceedings, claims, commitments or contingencies that were reasonably likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows.
14.
Related-Party Transactions

The Company enters into transactions with its Members and other related parties. The related-party relationships and transactions described below include transactions with current and former Members and with VATAGA TRADE LLC.
On August 7, 2025, VATAGA SOLUTIONS LLC transferred its 70% ownership interest in the Company, with a 50% interest transferred to IS Aerial Vehicles LLC and a 20% interest transferred to Ostapchuk Taras Igorovich. No consideration was paid or received by any party, including the Company, in connection with the transfer. See Note 8 — Members’ Equity for additional information.
Members of the Company
For the years ended December 31, 2025 and 2024, the Company incurred total expenses of $158,829 and $15,238, respectively, related to Ostapchuk Taras Igorovich, a Member of the Company who also performs management functions. For 2025, these amounts consisted of payroll and related personnel costs of $144,135; advertising, market research, exhibition and customer-training costs of $13,809; and other business expenses, including travel, communication and transportation costs, of $885. For 2024, the total amount consisted primarily of payroll and related personnel costs, with minor customer-training and advertising-related costs. The payroll-related amounts represent personnel costs attributable to Mr. Ostapchuk, while the remaining amounts were incurred through advance reports in connection with activities performed on behalf of the Company.
In 2025, the Company sold a vehicle to IS Aerial Vehicles LLC, a Member of the Company, for consideration of $23,813, excluding VAT, and recognized a gain on disposal of $4,238. As of December 31, 2025, $9,432 of the gross invoice amount, including VAT, remained receivable and is presented as related-party receivable in the accompanying balance sheets. See Note 6 — Property and Equipment for additional information. No comparable vehicle sale to a related party occurred during 2024.
The Company received and repaid interest-free repayable financial assistance of $16,859 from IS Aerial Vehicles LLC in 2025 and $777,809 from VATAGA SOLUTIONS LLC in 2024. The related agreements did not provide for a repayment schedule; amounts were required to be repaid by the respective contractual maturity dates. No amounts remained outstanding under these arrangements as of December 31, 2025 and 2024.
VATAGA TRADE LLC
VATAGA TRADE LLC is a related party because VATAGA SOLUTIONS LLC, a former Member of the Company, holds a 50% ownership interest in VATAGA TRADE LLC.
For the years ended December 31, 2025 and 2024, the Company incurred rent and utility expenses from VATAGA TRADE LLC of $11,626 and $10,919, respectively, and purchased inventories totaling $1,065 and $28,569, respectively.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
During 2024, the Company received interest-free repayable financial assistance of $2,164,705 from VATAGA TRADE LLC, of which $228,359 remained outstanding as of December 31, 2024. During 2025, the Company received additional interest-free repayable financial assistance of $527,439 and repaid $757,345, including the balance outstanding at the beginning of the year. The related agreements did not provide for a repayment schedule; amounts were required to be repaid by the respective contractual maturity dates. No amount remained outstanding as of December 31, 2025.
Related-Party Balances
Related-party receivables and payables are presented separately in the accompanying balance sheets and consisted of the following:
	December 31,
	2025	2024
Related-party receivable (vehicle sale)	$9,432	$—
Related-party payables:
Repayable financial assistance	$—	$228,359
Inventory purchases	—	47,513
Rent and utilities	—	2,405
Total related-party payables	$—	$278,277

15.
Risks and Uncertainties

Supplier Concentration
The Company purchases components, materials and other supplies from domestic and foreign suppliers. For the years ended December 31, 2025 and 2024, suppliers that individually accounted for more than 10% of the Company’s total purchases were as follows:
Supplier	2025	2024
ETS-Kyiv LLC	20.3%	—%
Hrin avto Ukraina LLC	16.6%	—%
VEST IST KOMPANI LLC	13.0%	—%
Sinotec Europe Kft, Hungary	11.8%	—%
Shenzhen Zhixiang Model Technology Co., Ltd.	—%	28.0%
Total	61.7%	28.0%
The Company’s operations depend on the availability of certain components and materials from third-party suppliers. Disruptions in the availability of these supplies, including those resulting from geopolitical conditions, transportation constraints or other supply chain disruptions, could adversely affect the Company’s production and operations.
Geopolitical and Economic Conditions
The Company’s operations are conducted in Ukraine, and its business activities are significantly affected by the ongoing war in the country. The Company manufactures unmanned ground vehicles, and demand for the Company’s products is influenced by the ongoing military and geopolitical conditions in Ukraine.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2025 AND 2024
(AMOUNTS IN U.S. DOLLARS)
The ongoing war and related geopolitical and economic conditions may affect the Company’s operations through changes in customer demand, government and regulatory requirements, availability and cost of raw materials and components, supply chain disruptions, availability of utilities and personnel, foreign currency exchange rates, inflation, and restrictions on international payments and trade.
While the current geopolitical environment has contributed to demand for the Company’s products, the duration and future impact of the military conflict and related economic conditions remain uncertain. Changes in the military, political, regulatory, or economic environment could have a material effect on the Company’s future operations, financial position, results of operations, and cash flows.
16.
Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through September 11, 2026, the date the financial statements were available to be issued, and has not identified any events requiring recognition or disclosure except as noted below.
Transfer of Ownership Interest
On July 2, 2026, IS Aerial Vehicles LLC transferred its 50% ownership interest in the Company to Limited Liability Company Vluchnotech (“Vluchnotech”). No consideration was paid or received by the Company in connection with the transfer. Following the transfer, Vluchnotech and Ostapchuk Taras Igorovich each held a 50% ownership interest in the Company. The transfer did not affect the Company’s charter capital or its financial position, results of operations or cash flows.
Acquisition Agreement with Swarmer, Inc
On September 9, 2026, Swarmer, Inc, a Delaware corporation (“Swarmer”), entered into a Participatory Interests Purchase Agreement (the “Purchase Agreement”) with the holders of the Company’s participatory interests (the “Sellers”), pursuant to which Swarmer will acquire 100% of the Company’s charter capital. At closing, Swarmer will pay a cash purchase price of $7.2 million, adjusted for the Company’s cash, indebtedness, unpaid transaction expenses and net working capital, and will issue 1,064,942 shares of Swarmer common stock. The Sellers will also be entitled to up to $7.2 million in cash if the Company achieves revenue and operating income targets for the fiscal year ending December 31, 2026, and up to 4,422,125 additional shares of Swarmer common stock if such targets are achieved for the fiscal years ending December 31, 2026, 2027 and 2028 (the “Earnout”).
Closing is subject to customary conditions, including approval by Swarmer’s stockholders of the share issuances under Nasdaq listing rules, for which Swarmer has agreed to file a proxy statement and hold a stockholder meeting, and the execution of an employment agreement between the Company and its chief executive officer. Either party may terminate the Purchase Agreement if closing has not occurred within 120 days after signing. Shares issued under the Purchase Agreement are subject to a six-month lock-up, and Swarmer has agreed to register their resale.
In connection with the closing, Swarmer will pay $0.8 million in cash and grant 118,326 fully vested restricted stock units to employees of the Company designated by the Sellers, with a further $0.8 million and up to 118,326 units payable if the fiscal year 2026 Earnout is earned, and will grant 137,600 restricted stock units to certain employees under a retention plan vesting over four years. These arrangements are separate from the purchase consideration and will be recognized as compensation expense after closing.

Unaudited Condensed Interim Financial Statements
Independent Accountant’s Review Report
To the Board of Directors and Management
JK Land Vehicles LLC
Results of Review of Interim Financial Information
We have reviewed the accompanying balance sheet of JK Land Vehicles LLC (the Company) as of June 30, 2026, and the related statements of income, changes in equity, and cash flows for the six-month periods ended June 30, 2026, and June 30, 2025, and the related notes (collectively referred to as the interim financial information). The interim financial information for the six-month period ended June 30, 2025, is presented for comparative purposes and was also reviewed by us.
Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information as of June 30, 2026, and for the six-month periods ended June 30, 2026, and June 30, 2025, for it to be in accordance with accounting principles generally accepted in the United States of America.
Basis for Review Results
We conducted our review in accordance with auditing standards generally accepted in the United States of America (GAAS) applicable to reviews of interim financial information (AU-C section 930, Interim Financial Information). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. A review of interim financial information is substantially less in scope than an audit conducted in accordance with GAAS, the objective of which is an expression of an opinion regarding the financial information as a whole, and accordingly, we do not express such an opinion on the interim financial information.
We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our review. We believe that the results of the review procedures provide a reasonable basis for our conclusion.
Responsibilities of Management for the Interim Financial Information
Management is responsible for the preparation and fair presentation of the interim financial information in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of interim financial information that is free from material misstatement, whether due to fraud or error.
Report on the Balance Sheet as of December 31, 2025
The accompanying balance sheet of the Company as of December 31, 2025, which is presented for comparative purposes, was audited by us and was not subjected to the review procedures described above. We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the balance sheet of the Company as of December 31, 2025, and the related statements of income, changes in equity, and cash flows for the year then ended (not presented herein), and in our report dated September 11, 2026, we expressed an unmodified opinion on those audited financial statements. We have not performed any auditing or review procedures on December 31, 2025, balance sheet since the date of that report, and the review conclusion expressed above does not extend to it. Accordingly, we express no assurance on the balance sheet as of December 31, 2025, beyond the opinion expressed in our previously issued audit report.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 and Note 15 to the financial statements, the Company has debt obligations and geopolitical and economic risks and uncertainties arising from its operations in Ukraine that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our conclusion is not modified with respect to this matter.
SAX Advisory Group
Parsippany, New Jersey
September 11, 2026

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
CONDENSED BALANCE SHEETS
(UNAUDITED)
(AMOUNTS IN U.S. DOLLARS)
	June 30, 2026 (Unaudited)	December 31, 2025 (Audited)
Assets
Current assets:
Cash and cash equivalents	$2,318,902	$549,213
Restricted cash	22,626,057	3,712,450
Inventories	16,708,264	2,911,774
Prepaid expenses and other current assets	57,818,469	1,240,856
Related-party receivable	—	9,432
Total current assets	99,471,692	8,423,725
Property and equipment, net	450,022	335,472
Right-of-use assets, operating leases	65,570	136,755
Total assets	$99,987,284	$8,895,952
Liabilities and Members’ Equity
Current liabilities:
Accounts payable	$1,973,940	$218,182
Salaries, benefits and payroll taxes	250,677	100,817
Contract liabilities (deferred revenue)	86,632,403	4,690,029
Short-term debt	1,962,192	1,890,030
VAT and other current liabilities	6,839,369	143,930
Operating lease liabilities, current	103,553	188,091
Current maturities of finance lease and vehicle financing liabilities	51,796	22,272
Total current liabilities	97,813,930	7,253,351
Finance lease liabilities, net of current portion	1,433	6,834
Total liabilities	97,815,363	7,260,185
Commitments and contingencies (Note 13)
Members’ equity:
Charter capital	2,735	2,735
Retained earnings	2,286,793	1,646,013
Accumulated other comprehensive income (loss)	(117,607)	(12,981)
Total members’ equity	2,171,921	1,635,767
Total liabilities and members’ equity	$99,987,284	$8,895,952
The accompanying notes are an integral part of these unaudited condensed interim financial statements.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) (UNAUDITED)
(AMOUNTS IN U.S. DOLLARS)
	Six months ended June 30,
	2026	2025
Net sales	$9,602,328	$4,199,667
Cost of sales	(7,820,911)	(4,393,515)
Gross profit (loss)	1,781,417	(193,848)
Operating expenses:
General and administrative expenses	(591,678)	(530,483)
Selling and distribution expenses	(149,893)	(51,633)
Research and development expenses	(14,605)	(17,413)
Other operating expenses	(267,868)	(65,397)
Other operating income	2,039	—
Total operating expenses	(1,022,005)	(664,926)
Operating income (loss)	759,412	(858,774)
Other income (expense), net:
Interest income	8,293	8,154
Interest expense	(43,193)	(40,156)
Foreign currency exchange loss, net	(83,732)	(296)
Total other income (expense), net	(118,632)	(32,298)
Income (loss) before income tax expense	640,780	(891,072)
Income tax expense	—	(1,928)
Net income (loss)	$640,780	$(893,000)
Other comprehensive income (loss):
Foreign currency translation adjustment	(104,626)	(1,421)
Other comprehensive income (loss)	(104,626)	(1,421)
Total comprehensive income (loss)	$536,154	$(894,421)
The accompanying notes are an integral part of these unaudited condensed interim financial statements.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
CONDENSED STATEMENTS OF MEMBERS’ EQUITY (DEFICIT)
(UNAUDITED)
(AMOUNTS IN U.S. DOLLARS)
	Charter Capital	Unpaid Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Accumulated Deficit)	Total Members’ Equity (Deficit)
Balances at December 31, 2024	$2,735	$—	$3,345	$(319,898)	$(313,818)
Foreign currency translation adjustment	—	—	(1,421)	—	(1,421)
Net loss	—	—	—	(893,000)	(893,000)
Balances at June 30, 2025	$2,735	$—	$1,924	$(1,212,898)	$(1,208,239)
Balances at December 31, 2025	$2,735	$—	$(12,981)	$1,646,013	$1,635,767
Foreign currency translation adjustment	—	—	(104,626)	—	(104,626)
Net income	—	—	—	640,780	640,780
Balances at June 30, 2026	$2,735	$—	$(117,607)	$2,286,793	$2,171,921
The accompanying notes are an integral part of these unaudited condensed interim financial statements.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(AMOUNTS IN U.S. DOLLARS)
	Six months ended June 30,
	2026	2025
Cash flows from operating activities:
Net income (loss)	$640,780	$(893,000)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	55,326	17,226
Finance costs	43,193	40,156
Foreign exchange loss, net	83,732	296
Operating lease adjustment	(13,354)	18,801
Changes in operating assets and liabilities:
Inventories	(13,796,490)	(2,101,023)
Prepaid expenses and other current assets	(56,567,742)	(1,185,907)
Accounts payable	1,697,090	330,010
Salaries, benefits and payroll taxes	149,860	86,361
Contract liabilities (deferred revenue)	81,942,374	7,028,243
VAT and other current liabilities	6,649,462	145,135
Net cash provided by operating activities	$20,884,231	$3,486,298
Cash flows from investing activities:
Purchases of property and equipment	(133,207)	(42,005)
Proceeds from disposals of property and equipment	9,233	—
Net cash used in investing activities	$(123,974)	$(42,005)
Cash flows from financing activities:
Proceeds from bank borrowings	$182,103	$574,764
Proceeds from related-party financial assistance	—	527,439
Repayment of related-party financial assistance	—	(757,345)
Reimbursement of finance lease asset cost	2,784	—
Repayment of finance lease and vehicle financing liabilities	(31,378)	—
Net cash provided by financing activities	$153,509	$344,858
Net increase in cash, cash equivalents, and restricted cash	$20,913,766	$3,789,151
Cash, cash equivalents, and restricted cash, beginning of period	4,261,663	445,341
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(230,470)	10,803
Cash, cash equivalents, and restricted cash, end of period	$24,944,959	$4,245,295
Supplemental disclosures of cash flow information:
Interest paid	$52,380	$40,153
Income taxes paid	$5,220	$22,199
Supplemental noncash investing and financing activities:
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$48,462
Vehicles acquired under financing arrangements	$48,959	$—
The accompanying notes are an integral part of these unaudited condensed interim financial statements.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
1.   Nature of the Operations and Basis of Presentation
Limited Liability Company “JK Land Vehicles” (doing business as Ratel Robotics) (the “Company”), a limited liability company organized and existing under the laws of Ukraine, manufactures and distributes unmanned ground vehicles to government entities, private organizations, charitable foundations and individual customers. The Company sells primarily through government contracts, with additional sales through direct sales and national accounts throughout Ukraine. Government customers represented approximately 86% and 99% of net sales for the six months ended June 30, 2026 and 2025, respectively.
The accompanying unaudited condensed interim financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”) for interim financial information. Any reference in these notes to applicable guidance is meant to refer to U.S. GAAP as found in the Accounting Standards Codification (“ASC”) and the Accounting Standards Updates (“ASU”) of the Financial Accounting Standards Board (“FASB”), consistent with the accounting principles used in the Company’s audited financial statements for the year ended December 31, 2025. Accordingly, the unaudited condensed interim financial statements do not include all of the information and footnotes required by U.S. GAAP for complete annual financial statements and should be read in conjunction with the Company’s audited financial statements as of and for the years ended December 31, 2025 and 2024. In the opinion of management, the accompanying unaudited condensed interim financial statements reflect all adjustments, consisting of normal recurring adjustments, necessary for a fair statement of the Company’s financial position, results of operations and cash flows for the interim periods presented. Results for interim periods are not necessarily indicative of the results to be expected for the full year.
The Company’s functional currency is the Ukrainian hryvnia (“UAH”), which is the currency of the primary economic environment in which the Company operates. The accompanying unaudited condensed interim financial statements are presented in U.S. dollars. Unless otherwise indicated, amounts presented in these unaudited condensed interim financial statements are rounded to the nearest U.S. dollar.
2.   Going Concern
In accordance with ASC 205-40, Going Concern, the Company has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the accompanying unaudited condensed interim financial statements are issued. The Company has historically funded its operations through member contributions, proceeds from debt facilities and government grants. As of June 30, 2026, the Company had cash and cash equivalents of $2.3 million and outstanding debt of $2.0 million due within twelve months of the reporting date.
Based on the Company’s current and future funding requirements and its cash flow projections, management determined that the Company does not have adequate financial resources to fund its forecasted operating costs and to meet its obligations, including the debt maturities described above, for at least one year after the date these unaudited condensed interim financial statements are available to be issued. In reaching this determination, management also considered that, as described in Note 15, the Company’s operations are conducted in Ukraine and continue to be significantly affected by the ongoing war and related geopolitical and economic conditions, which increase the uncertainty inherent in the Company’s cash flow projections and the Company’s ability to obtain additional debt or other financing on acceptable terms.
As the Company continues to pursue its business plan, it expects to finance its operations through product sales, debt financings, proceeds from government grants or other capital sources. There can be no assurance that any additional financing or strategic arrangements will be available to the Company on acceptable terms, if at all, and if the Company does not obtain additional funding, it may be necessary to

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
significantly reduce its scope of operations to reduce the current rate of spending. In addition, as described in Note 16, on September 9, 2026 the holders of the Company’s participatory interests entered into the Purchase Agreement with Swarmer, under which the Company would become a wholly owned subsidiary of Swarmer upon closing, and management expects to seek financial support from Swarmer thereafter to fund operations and repay or refinance its borrowings. However, the closing is subject to conditions outside the Company’s control, including approval by Swarmer’s stockholders, and the Purchase Agreement does not obligate Swarmer to provide financing to the Company. Accordingly, the acquisition does not alleviate the substantial doubt described below
As the Company continues to pursue its business plan, it expects to finance its operations through product sales, debt financings, proceeds from government grants or other capital sources. However, there can be no assurance that any additional financing or strategic arrangements will be available to the Company on acceptable terms, if at all. If events or circumstances occur such that the Company does not obtain additional funding, it may be necessary to significantly reduce its scope of operations to reduce the current rate of spending.
Based on the factors above, the Company has concluded that substantial doubt exists with respect to its ability to continue as a going concern within one year after the date that these unaudited condensed interim financial statements were issued.
3.   Summary of Significant Accounting Policies
There have been no material changes to the Company’s significant accounting policies from those described in Note 3 to the audited financial statements as of and for the years ended December 31, 2025 and 2024.
Use of Estimates
The preparation of the unaudited condensed interim financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses during the reporting period. Significant estimates include the determination of the transaction price and the estimation of variable consideration and total contract costs under ASC 606, and the estimation of write-downs required to reduce inventory to net realizable value. As of June 30, 2026, raw materials were $16,037,209 and the Company had no reserve for excess and obsolete inventory; changes in future demand, turnover or expected usage of inventory could result in changes to estimated net realizable value and could require write-downs in the near term. Actual results could differ significantly from those estimates.
Foreign Currency Translation
Functional and Reporting Currencies: The Company’s functional currency is the Ukrainian hryvnia (UAH), which represents the currency of the primary economic environment in which the Company operates and generates cash flows. The accompanying financial statements are presented and reported in U.S. dollars (USD), which is the Company’s reporting currency. Unless otherwise indicated, all financial statement amounts are rounded to the nearest U.S. dollar.
Translation of Foreign Currency Financial Statements: In accordance with ASC 830, Foreign Currency Matters, the financial statements of the Company are translated from the functional currency into the reporting currency using the current rate method as follows:
Assets and Liabilities: Translated at the prevailing exchange rate in effect at the balance sheet date.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
Equity Accounts: Translated utilizing historical exchange rates.
Revenues, Expenses, Gains, and Losses: Translated at the weighted-average exchange rates in effect during the applicable reporting period.
The resulting foreign currency translation adjustments are excluded from net income and are recorded as a separate component of stockholders’ equity within accumulated other comprehensive income (loss).
Concentration of Credit Risk
Financial instruments that potentially subject the Company to credit risk consist primarily of cash, cash equivalents and restricted cash, held with two financial institutions in Ukraine and on special accounts with the State Treasury of Ukraine. As of June 30, 2026, cash held with the Company’s two Ukrainian financial institutions totaled $2,318,902, comprising approximately $2,314,059 with PJSC “PUMB” and $4,843 with JSC “BANK KREDIT DNIPRO,” and restricted cash held on State Treasury and other contractually restricted accounts totaled $22,626,057. These balances may not be fully covered by deposit insurance or similar protection, and the maximum exposure to credit risk associated with these balances is represented by their carrying amounts. Government contracts represented approximately 86% and 99% of net sales for the six months ended June 30, 2026 and 2025, respectively.
As of June 30, 2026, restricted cash consisted primarily of funds held in State Treasury accounts related to government customer contracts. Under the terms of the respective government contracts, these funds may be used only for expenditures directly related to the manufacture of products under the contracts for which the funds were provided. An immaterial portion of restricted cash related to a government grant.
Recently Issued Accounting Pronouncements
There have been no changes to the recently issued accounting pronouncements described in Note 3 to the audited annual financial statements, and no new pronouncements issued during the six months ended June 30, 2026 are expected to have a material impact on the unaudited condensed interim financial statements. The Company has not early adopted ASU 2025-06 or ASU 2025-10.
4.   Inventories
Inventories consisted of the following:
	June 30, 2026 (Unaudited)	December 31, 2025 (Audited)
Raw materials	$16,037,209	$2,893,121
Semi-finished products and components	511,304	—
Work in progress	22,301	16,528
Finished goods	115,329	2,125
Other inventories	22,121	—
Less: reserve for excess and obsolete inventory	—	—
Total inventories	$16,708,264	$2,911,774

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
5.   Prepaid Expenses and Other Current Assets
Prepaid expenses and other current assets consisted of the following:
	June 30, 2026 (Unaudited)	December 31, 2025 (Audited)
Advances to suppliers	$43,952,259	$1,139,887
VAT and other tax receivables	13,639,467	93,452
Other prepaid expenses and current assets	226,743	7,517
Total prepaid expenses and other current assets	$57,818,469	$1,240,856
Advances to suppliers primarily represent prepayments for components used in the Company’s production process. Certain suppliers require full or partial prepayment prior to delivery.
As of June 30, 2026, advances to VEST IST KOMPANI LLC, Hrin avto Ukraina LLC and ETS-Kyiv LLC individually exceeded 10% of total advances to suppliers and represented approximately 49%, 16% and 13%, respectively, of the outstanding balance.
6.   Property and Equipment, net
Property and equipment, net consisted of the following:
	June 30, 2026 (Unaudited)	December 31, 2025 (Audited)
Machinery and equipment	$219,332	$136,908
Vehicles, including finance lease right-of-use assets	308,346	236,465
Furniture, fixtures, and office equipment	19,141	7,430
Total property and equipment, at cost	546,819	380,803
Less: accumulated depreciation and amortization	96,797	45,331
Property and equipment, net	$450,022	$335,472
During the six months ended June 30, 2026, additions to property and equipment at cost were approximately $182,166, consisting of $133,207 of cash purchases and $48,959 of vehicles acquired under financing arrangements. Foreign currency translation effects reduced the U.S. dollar-translated property and equipment cost balance by approximately $16,150 during the period.
Depreciation and amortization expense related to property and equipment was approximately $55,326 and $17,226 for the six months ended June 30, 2026 and 2025, respectively. During the six months ended June 30, 2026, accumulated depreciation and amortization increased from $45,331 to $96,797. The movement reflects depreciation and amortization expense of $55,326, partially offset by foreign currency translation effects of approximately $3,860. Estimated useful lives of property and equipment range from three to five years.
7.   Debt
The Company’s debt consists of borrowings under a revolving line of credit and a non-revolving credit facility under the “Affordable Loans 5-7-9%” state support program, each with a Ukrainian bank. The terms of these facilities, including interest rates, collateral, fees, borrowing conditions and the aggregate borrowing limit with the lender, are described in Note 7 to the audited annual financial statements. There have been no changes to the contractual terms of the facilities since December 31, 2025.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
Outstanding borrowings under the revolving line of credit were $847,310 and $896,485 as of June 30, 2026 and December 31, 2025, respectively. The tranche outstanding as of June 30, 2026 bore interest at 6% per annum and is contractually due on November 19, 2026.
Outstanding principal under the non-revolving credit facility was $1,114,882 and $993,545 as of June 30, 2026 and December 31, 2025, respectively, with the facility fully drawn as of June 30, 2026. The contractual final maturity of the facility is October 1, 2028; however, under the contractual terms applicable to the amounts outstanding as of June 30, 2026, the outstanding principal is payable within twelve months of the reporting date and is therefore classified as short-term debt. Accordingly, the entire outstanding principal balance of $1,962,192 as of June 30, 2026 is classified as current.
During the six months ended June 30, 2026, the Company recognized approximately $82,558 of interest compensation under the “Affordable Loans 5-7-9%” state support program, which is presented as a reduction of interest expense in the accompanying condensed statements of operations and comprehensive income (loss). Interest expense, net of such compensation, was $43,193 for the six months ended June 30, 2026. Cash interest payments made by the Company during the period amounted to $52,380. The difference between interest expense recognized and cash interest paid reflects the effect of the state support compensation, changes in accrued interest balances and foreign currency translation effects.
Additional borrowings remain subject to the contractual conditions and lender approval described in the annual financial statements, and the unused portions of the stated facility limits do not represent unconditional financing commitments. Based on aggregate outstanding principal of UAH 88,000,000 (approximately $1,962,192) as of June 30, 2026, maximum additional borrowing capacity under the UAH 180,000,000 aggregate limit with the lender was UAH 92,000,000 (approximately $2,051,383), before consideration of applicable sublimits, collateral requirements, other borrowing conditions and lender approval. As of June 30, 2026 and December 31, 2025, the Company was in compliance with the applicable covenants.
8.   Members’ Equity
As of June 30, 2026 and December 31, 2025, the Company’s charter capital was $2,735 and was fully paid, with no unpaid capital, and IS Aerial Vehicles LLC and Ostapchuk Taras Igorovich each held a 50% ownership interest in the Company. There were no changes in the Company’s charter capital, ownership interests or ultimate beneficial owners during the six months ended June 30, 2026. The Company’s members’ interests, including the single class of interests and the limitation of members’ liability, and the August 2025 change in ownership are described in Note 8 to the audited annual financial statements.
9.   Leases
The Company’s operating lease, sublease and sub-sublease arrangements for warehouse, production and office space in Ukraine, and its vehicle finance lease, are described in Note 9 to the audited annual financial statements. During the six months ended June 30, 2026, the Company entered into two additional vehicle financing arrangements under which ownership of the vehicles transfers to the Company upon completion of all contractual payments. As of June 30, 2026, the remaining contractual payments under these arrangements were due within twelve months of the reporting date. Obligations under these arrangements were $38,065, which together with finance lease liabilities of $15,164 comprised total lease and vehicle financing obligations of $53,229 presented on the condensed balance sheet ($51,796 current and $1,433 non-current).
Cash payments related to the two vehicle financing arrangements amounted to $18,721 during the six months ended June 30, 2026 and are included within repayments of finance lease and vehicle financing liabilities in the accompanying condensed statements of cash flows.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
The following table summarizes supplemental balance sheet information related to the leases included in the Company’s supplemental lease calculations:
	June 30, 2026 (Unaudited)	December 31, 2025 (Audited)
Operating leases
Operating lease right-of-use assets	$65,570	$136,755
Operating lease liabilities, current	103,553	188,091
Operating lease liabilities, non-current	—	—
Total operating lease liabilities	$103,553	$188,091
Finance leases
Vehicles	$49,958	$52,858
Less: accumulated amortization	(17,013)	(4,208)
Finance lease right-of-use assets, net	32,945	48,650
Finance lease liabilities, current	$13,731	$22,272
Finance lease liabilities, non-current	1,433	6,834
Total finance lease liabilities	$15,164	$29,106
The components of lease cost were as follows:
	Six months ended June 30,
	2026	2025
Operating lease cost	$68,133	$63,024
Finance lease cost:
Amortization of right-of-use assets	12,805	—
Interest on lease liabilities	1,512	—
Total lease cost	$82,450	$63,024
Supplemental cash flow information related to leases was as follows:
	Six months ended June 30,
	2026	2025
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$76,093	$39,776
Operating cash flows from finance leases	1,512	—
Financing cash flows from finance leases	12,657	—
Right-of-use assets obtained in exchange for new lease liabilities
Operating leases	$—	$48,462
Finance leases	—	—

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
Weighted-average remaining lease terms and discount rates were as follows:
	June 30, 2026 (Unaudited)	December 31, 2025 (Audited)
Weighted-average remaining lease term
Operating leases	0.50 years	1.00 years
Finance leases	1.35 years	1.84 years
Weighted-average discount rate
Operating leases	4.01%	4.01%
Finance leases	13.71%	13.71%
Future undiscounted lease payments for the leases included in the Company’s supplemental lease calculations as of June 30, 2026 were as follows:
	Operating Leases	Finance Leases
2026	$104,439	$9,462
2027	—	6,759
Total lease payments	104,439	16,221
Less: imputed interest	(886)	(1,057)
Total present value of lease liabilities	$103,553	$15,164
10.   Revenue
Contract Balances
The following table summarizes the Company’s contract balances:
	June 30, 2026 (Unaudited)	December 31, 2025 (Audited)
Trade accounts receivable	$—	$1,315
Contract liabilities (deferred revenues)	86,632,403	4,690,029
Trade accounts receivable represent the Company’s unconditional rights to consideration and are presented within prepaid expenses and other current assets in the accompanying condensed balance sheets. The Company had no contract assets as of June 30, 2026 and December 31, 2025.
Contract liabilities primarily represent advance payments received from customers before the related performance obligations are satisfied and are presented as contract liabilities (deferred revenue) in the accompanying condensed balance sheets. The Company’s customers, principally government customers, generally pay in advance of delivery, while revenue is recognized when control of the products transfers to the customer; this timing difference is the primary driver of the Company’s contract liability balances. Contract liabilities increased by $81,942,374 and $7,028,243 during the six months ended June 30, 2026 and 2025, respectively, primarily as a result of advance payments received from customers in excess of revenue recognized upon satisfaction of the related performance obligations. During the six months ended June 30, 2026 and 2025, the Company recognized $4,690,029 and $896,061, respectively, of revenue that was included in the contract liability balance at the beginning of each respective period; in each period, the entire beginning contract liability balance was recognized as the related performance obligations were satisfied.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
Remaining Performance Obligations
As of June 30, 2026, the aggregate amount of the transaction price allocated to unsatisfied or partially unsatisfied performance obligations was $86,632,403. Such amounts will be recognized as revenue as the related performance obligations are satisfied. The Company applies the practical expedients described in Note 3 — Summary of Significant Accounting Policies in determining the disclosures related to remaining performance obligations.
Disaggregation of Revenue
Government customers represented approximately 86% and 99% of net sales for the six months ended June 30, 2026 and 2025, respectively. Product sales, principally unmanned ground vehicles, represented substantially all net sales in both periods; accessories, services and other revenue streams were immaterial.
Revenue by product line was as follows for the six months ended June 30:
	2026	% of Total	2025	% of Total
Unmanned ground vehicles	$9,542,661	99%	$4,199,018	100%
Accessories for unmanned ground vehicles	32,397	<1%	649	<1%
Services	27,270	<1%	—	—
Total revenues, net	$9,602,328	100%	$4,199,667	100%
Revenue by customer type was as follows for the six months ended June 30:
	2026	% of Total	2025	% of Total
Government	$8,305,657	86%	$4,139,178	99%
Other customers	1,296,671	14%	60,489	1%
Total revenues, net	$9,602,328	100%	$4,199,667	100%
Concentrations
For the six months ended June 30, 2026 and 2025, two customers accounted for approximately 86% and 99%, respectively, of net sales. The loss or reduction of business with any significant customer could have a material adverse effect on the Company’s operations.
11.   Other Operating Expenses
Other operating expenses consisted of the following for the six months ended June 30:
	2026	2025
Taxes and fees	$156,405	$61,298
Charitable contributions	100,813	3,018
Payroll expenses and related charges	568	1,080
Fines and penalties	371	—
Other	9,711	1
Total other operating expenses	$267,868	$65,397
Other operating income of $2,039 for the six months ended June 30, 2026 is presented separately within operating expenses in the accompanying condensed statements of operations and comprehensive income (loss). No other operating income was recognized during the six months ended June 30, 2025.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
Fines and penalties presented above exclude contractual penalties payable to customers, which are accounted for as a reduction of revenue as described in Note 13 — Commitments and Contingencies.
12.   Income Taxes
The Company is subject to taxation in Ukraine. The Company’s transition to the Diia City special taxation regime effective July 1, 2025, and the taxation of the Company before and after that transition, are described in Note 12 to the audited annual financial statements. Under the Diia City regime, tax is imposed on certain qualifying transactions rather than on the Company’s accounting profit, and the Company has an annual tax reporting period; accordingly, no interim corporate income tax return was filed for the six months ended June 30, 2026.
Income tax expense was nil and $1,928 for the six months ended June 30, 2026 and 2025, respectively, consisting entirely of current Ukrainian income tax expense. No deferred income tax expense or benefit was recognized for either period, and no deferred tax assets or liabilities were recognized as of June 30, 2026 and December 31, 2025. As of June 30, 2026 and December 31, 2025, prepaid income taxes were $18,342 and $14,074, respectively, and were included in prepaid expenses and other current assets in the accompanying condensed balance sheets. Income taxes paid, all of which were paid to Ukraine, were $5,220 and $22,199 for the six months ended June 30, 2026 and 2025, respectively; differences between income tax expense and cash taxes paid relate primarily to the timing of tax payments, changes in prepaid income taxes and foreign currency translation.
The Company had no unrecognized tax benefits as of June 30, 2026 and December 31, 2025, and recognized no interest or penalties related to income taxes for either period. The Company’s policy is to recognize interest and penalties related to income tax matters as a component of income tax expense. The Company’s tax returns remain subject to examination by the Ukrainian tax authorities in accordance with applicable statutory limitation periods.
13.   Commitments and Contingencies
From time to time, the Company may be involved in legal proceedings and claims arising in the ordinary course of business, including matters related to employment, product warranty and commercial disputes. During the six months ended June 30, 2026 and 2025, the Company incurred contractual penalties of $295 and $176,696, respectively, related to delays in the delivery of products under government customer contracts; the penalties were accounted for as a reduction of revenue, and no accrued liability for such penalties was recorded as of June 30, 2026 or December 31, 2025. As of June 30, 2026, the Company was not involved in any material tax disputes, and management was not aware of any pending legal proceedings, claims, commitments or contingencies that were reasonably likely to have a material adverse effect on the Company’s financial position, results of operations or cash flows.
14.   Related-Party Transactions
The Company enters into transactions with its Members, former Members and other related parties. The related-party relationships, including the basis on which VATAGA TRADE LLC is a related party, and the August 2025 change in ownership are described in Notes 8 and 14 to the audited annual financial statements.
For the six months ended June 30, 2026 and 2025, the Company incurred total expenses of $107,210 and $51,477, respectively, related to Ostapchuk Taras Igorovich, a Member of the Company who also performs management functions, consisting of compensation and employer-related payroll costs and business expenses incurred on behalf of the Company and settled through the Company’s expense and advance-report process.

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
The related-party receivable of $9,432 outstanding as of December 31, 2025, arising from the 2025 sale of a vehicle to IS Aerial Vehicles LLC, was collected during the six months ended June 30, 2026. Cash proceeds received during the period amounted to $9,233 and are classified within proceeds from disposals of property and equipment in investing activities. The difference between the December 31, 2025 carrying amount of the receivable and the cash proceeds recognized in 2026 reflects foreign currency exchange effects between the reporting date and the date of collection. No related-party receivables or payables were outstanding as of June 30, 2026.
For the six months ended June 30, 2025, the Company incurred rent and utility expenses from VATAGA TRADE LLC of $11,626, purchased inventories totaling $1,065, received interest-free repayable financial assistance of $527,439 and, together with the balance outstanding at December 31, 2024, repaid $757,345. There were no transactions with VATAGA TRADE LLC during the six months ended June 30, 2026.
15.   Risks and Uncertainties
Supplier Concentration
The Company purchases components, materials and other supplies from domestic and foreign suppliers. For the six months ended June 30, 2026 and 2025, suppliers that individually accounted for approximately 10% or more of the Company’s total purchases were as follows:
Supplier	2026	2025
VEST IST KOMPANI LLC	15.1%	10.7%
ARAX Spedition-, Handel- und Beratungs-Agentur GmbH	10.8%	—%
Sinotec Europe Kft, Hungary	10.0%	—%
ETS-Kyiv LLC	—%	26.6%
Total	35.9%	37.3%
The Company’s operations depend on the availability of certain components and materials from third-party suppliers. Disruptions in the availability of these supplies, including those resulting from geopolitical conditions, transportation constraints or other supply chain disruptions, could adversely affect the Company’s production and operations.
Geopolitical and Economic Conditions
The Company’s operations are conducted in Ukraine and continue to be significantly affected by the ongoing war and related geopolitical and economic conditions, as described in Note 15 to the audited annual financial statements. There have been no material changes to these risks and uncertainties, or to the ways in which they may affect the Company’s operations, from those described in the annual financial statements.
16.   Subsequent Events
The Company has evaluated subsequent events from the balance sheet date through September 11, 2026, the date these unaudited condensed interim financial statements were available to be issued, and has not identified any events requiring recognition or disclosure except as noted below.
Transfer of Ownership Interest
On July 2, 2026, IS Aerial Vehicles LLC transferred its 50% ownership interest in the Company to Limited Liability Company Vluchnotech (“Vluchnotech”). No consideration was paid or received by the Company in connection with the transfer. Following the transfer, Vluchnotech and Ostapchuk Taras Igorovich

LIMITED LIABILITY COMPANY “JK LAND VEHICLES”
NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS
AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN U.S. DOLLARS)
each held a 50% ownership interest in the Company. The transfer did not affect the Company’s charter capital or its financial position, results of operations or cash flows.
Acquisition Agreement with Swarmer, Inc
On September 9, 2026, Swarmer, Inc, a Delaware corporation (“Swarmer”), entered into a Participatory Interests Purchase Agreement (the “Purchase Agreement”) with the holders of the Company’s participatory interests (the “Sellers”), pursuant to which Swarmer will acquire 100% of the Company’s charter capital. At closing, Swarmer will pay a cash purchase price of $7.2 million, adjusted for the Company’s cash, indebtedness, unpaid transaction expenses and net working capital, and will issue 1,064,942 shares of Swarmer common stock. The Sellers will also be entitled to up to $7.2 million in cash if the Company achieves revenue and operating income targets for the fiscal year ending December 31, 2026, and up to 4,422,125 additional shares of Swarmer common stock if such targets are achieved for the fiscal years ending December 31, 2026, 2027 and 2028 (the “Earnout”).
Closing is subject to customary conditions, including approval by Swarmer’s stockholders of the share issuances under Nasdaq listing rules, for which Swarmer has agreed to file a proxy statement and hold a stockholder meeting, and the execution of an employment agreement between the Company and its chief executive officer. Either party may terminate the Purchase Agreement if closing has not occurred within 120 days after signing. Shares issued under the Purchase Agreement are subject to a six-month lock-up, and Swarmer has agreed to register their resale.
In connection with the closing, Swarmer will pay $0.8 million in cash and grant 118,326 fully vested restricted stock units to employees of the Company designated by the Sellers, with a further $0.8 million and up to 118,326 units payable if the fiscal year 2026 Earnout is earned, and will grant 137,600 restricted stock units to certain employees under a retention plan vesting over four years. These arrangements are separate from the purchase consideration and will be recognized as compensation expense after closing.

Annex A

PARTICIPATORY INTERESTS PURCHASE AGREEMENT
by and among
SWARMER, INC,
as Buyer
THE INDIRECT SELLERS NAMED HEREIN,
and
THE DIRECT SELLERS PARTY HERETO FROM TIME TO TIME.
Dated as of September 9, 2026

A-i

A-ii

A-iii

SCHEDULES
Schedule 2.2	Pro Rata Percentages
Schedule 2.5(a)	Revenue and Operating Income Calculation Methodologies
Schedule 2.8	Form of Joinder
EXHIBITS
Exhibit A	Form of Lock-Up Agreement
Exhibit B	Form of Transfer Instrument
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Ostapchuk Employment Agreement

A-iv

PARTICIPATORY INTERESTS PURCHASE AGREEMENT
This PARTICIPATORY INTERESTS PURCHASE AGREEMENT, dated as of September 9, 2026 (this “Agreement”), is made and entered into by and among Swarmer, Inc, a Delaware corporation (“Buyer”), Taras Ihorovych Ostapchuk, an individual resident of Ukraine (“Ostapchuk”), Mykola Oleksandrovych Paliienko, an individual resident of Ukraine (“Paliienko”), Taras Ivanovych Murashko, an individual resident of Ukraine (“Murashko”), and Denys Volodymyrovych Gorovyi, an individual resident of Ukraine (“Gorovyi” and, together with Ostapchuk, Paliienko and Murashko, the “Indirect Sellers”).
WHEREAS, subject to the completion of the Sellers’ Restructuring in accordance with Section 2.8, the Direct Sellers will, at or prior to the Closing, own, beneficially and of record, all of the participatory interests in the charter capital of the Company which together comprise 100% of the charter capital of the Company (collectively, the “Participatory Interests”) and the Direct Sellers will join and agree to become bound by this Agreement by executing a Joinder;
WHEREAS, the Indirect Sellers, the Direct Sellers and Buyer may be referred to herein individually as a “Party” or collectively as the “Parties”.
WHEREAS, the applicable Indirect Sellers collectively own, beneficially and of record, all of the issued and outstanding equity interests in the Direct Sellers; and
WHEREAS, the Direct Sellers wish to sell to Buyer, and Buyer wishes to purchase from the Direct Sellers, all of the Participatory Interests, subject to the terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Certain Defined Terms.   For purposes of this Agreement:
“Accounting Standards” means the accounting principles, policies, practices, procedures, and methods applicable to the Company under the Ukrainian Laws.
“AMC” means the Antimonopoly Committee of Ukraine.
“AMC Approval” means (i) the approval, clearance or non-objection of the AMC in respect of the concentration constituted by the transactions contemplated by this Agreement, and (ii) the approval, clearance or non-objection of the AMC in respect of the restrictive covenants set forth in Section 6.8 to the extent covering the territory of Ukraine, in each case as required under the Laws of Ukraine “On Protection of Economic Competition”.
“Action” means any litigation, claim (including any cross-claim or counter-claim), dispute, complaint, action, suit, investigation, examination, audit, inquiry, civil, criminal, administrative or regulatory action, hearing, arbitration, mediation, charge or other proceeding, in each case, commenced, conducted or heard by or before, or otherwise involving, any Governmental Authority.
“Affiliate” of a Person means (i) any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, (ii) each Person who is a member of the immediate family of such Person (if a natural Person), and (iii) each of such Person’s officers, directors, stockholders, joint venturers and partners. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Ancillary Agreement” means the documents, agreements, exhibits, schedules, statements, contracts, or certificates being executed and delivered in connection with this Agreement and the transactions contemplated hereby (including the Sellers’ Restructuring), including the Lock-Up

Agreement, the Registration Rights Agreement, and the certificates executed and delivered pursuant to Section 2.3(d)(ii), Section 8.2(c) and Section 8.3(c).
“Anti-Corruption Laws” means all Laws relating to or concerning anti-corruption or anti-bribery, including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977, as amended.
“Business” means the business of the Company as currently conducted by the Company as of the date of this Agreement.
“Business Day” means any day except Saturday, Sunday, or any other day on which commercial banks located in Austin, Texas are authorized or required by Law to be closed for business.
“Buyer Material Adverse Effect” means any event, change, fact, circumstance, occurrence or effect that has, or would reasonably be expected to have, a material adverse effect that is durationally significant (and not merely reflecting short-term fluctuations) on the business, capitalization, financial condition, assets, liabilities or results of operations of Buyer and its Subsidiaries, taken as a whole, and the ability of Buyer to consummate the transactions contemplated hereby when required by this Agreement.
“Cash” means, for the Company, on a consolidated basis, without duplication, cash, bank deposits, demand deposits or similar accounts, marketable securities, short-term investments, and other cash equivalents as determined in accordance with GAAP as applied in the preparation of the unaudited balance sheet of the Company, dated as of June 30, 2026, prepared by the Company and delivered to Buyer prior to the date hereof, excluding all Restricted Cash. Cash shall be calculated (i) net of issued but uncleared checks, wires and drafts issued by the Company, provided that the accounts payable to which such checks, wires and drafts relate are correspondingly reduced and (ii) including received and uncleared checks, wires or drafts of the Company.
“Charter” means the charter of the Company registered with the Companies Register, as amended and restated from time to time.
“Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.
“Company” means LIMITED LIABILITY COMPANY “JK LAND VEHICLES”, a limited liability company existing under the laws of Ukraine, identification code [***], having its registered address at [***].
“Companies Register” means the Unified State Register of Legal Entities, Individual Entrepreneurs and Public Organisations established pursuant to the Law of Ukraine “On State Registration of Legal Entities, Individual Entrepreneurs and Public Organisations” No. 755-IV dated 15 May 2003, as amended.
“Company Data” means all customer, employee, independent contractor, other service provider, vendor or business partner data used, Processed, and/or hosted by or on behalf of the Company, whether provided by the Company or any other Person.
“Company Material Adverse Effect” means any fact, circumstance, occurrence, effect, change, or event that has, or would reasonably be expected to have, a material adverse effect that is durationally significant (and not merely reflecting short-term fluctuations) on (a) the business, results of operations, assets, liabilities or financial condition of the Company, taken as a whole but shall exclude any prospects or (b) the ability of Direct Sellers or the Company to consummate the transactions contemplated hereby on a timely basis; provided, however, that with respect to the foregoing clause (a), none of the following will be taken into account in determining whether there is a “Company Material Adverse Effect”: (i) changes in general U.S., Ukraine or global economic conditions in geographic areas in which the Company operates; (ii) any change in the financial, credit, banking, currency, or capital markets in U.S., Ukraine in general (whether in the U.S., Ukraine or otherwise) or changes in currency exchange rates or interest rates or currency fluctuations; (iii) political, legislative, or regulatory conditions in general; (iv) current ongoing invasion of Ukraine by the russian federation, martial law in Ukraine, acts of God or other calamities, pandemics, or national or international political or social conditions, including the engagement by any country in hostilities, whether commenced before or after the date of this Agreement and whether pursuant to the declaration of a national emergency or war or the occurrence of any military or terrorist attack, or any escalation or material worsening of any such matters existing or underway as of the date hereof; (v) any attacks on, or physical damage to, the Company’s facilities arising out of or in connection with the events described in clause (iv) provided that such attacks or damage materially adversely affect the Company’s production capacity and the effects thereof on such production capacity cannot reasonably be mitigated (including through opening, relocating to or putting into operation backup or replacement facilities of similar scale) to the extent that the Company would reasonably be expected to be able to return to at least fifty percent (50%) of its production levels prior to such attack or damage within three (3) months from the date of such attack or damage; (vi) changes in Law or in GAAP; (clauses (i) through (v) collectively, “External Events”); (vii) any actions taken or failures to take action: (A) as expressly required by this Agreement, (B) by Buyer or (C) by the Company as expressly required by Buyer in writing; or (viii) the announcement, pendency or completion of the transactions contemplated by this Agreement, including losses or threatened losses of employees, customers, suppliers, distributors or others having relationships with the Company; provided that, in the case of an External Event only the incremental disproportionate impact of such External Event relative to other Persons operating in the same industry and geographic regions in which the Company operates in which case only the disproportionate impact shall be taken into account in determining whether there has been a Company Material Adverse Effect.
“Company IP” means any and all Company Owned IP and other Intellectual Property used by the Company or necessary for or practiced by the operation of the business of the Company as currently conducted.
“Company Owned IP” means any and all Intellectual Property owned or purported to be owned by, or exclusively licensed to, the Company.
“Contracts” means all written contracts, leases, deeds, mortgages, licenses, instruments, notes, commitments, obligations, understandings, undertakings, agreements, indentures, joint ventures and all other legally binding arrangements.
“Earnout Period” means each of the First Earnout Period, the Second Earnout Period and the Third Earnout Period.
“Encumbrance” means any lien, pledge, mortgage, deed of trust, security interest, charge, claim, easement, encroachment, option, right of first refusal, right of first offer, any pre-emption right of a participant of the Company under the applicable Law or the Charter, any encumbrance registered in the Encumbrances Register or recorded in the Companies Register, any restriction on disposal arising under the Charter or under any corporate agreement, right of way, lease, sublease or similar property interest, conditional sales contract or title retention contract, whether voluntarily or involuntarily given, or other similar encumbrance, other than those created under applicable securities Laws and any license of Intellectual Property.
“Encumbrances Register” means the State Register of Encumbrances over Movable Property established pursuant to the Law of Ukraine “On Securing Creditors’ Claims and Registration of Encumbrances” No. 1255-IV dated 18 November 2003, as amended.
“Environmental Claim” means any Action alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification, and injunctive relief) arising out of, based on, or resulting from: (i) the presence of, Release of, or exposure to, any Hazardous Materials; or (ii) any Environmental Law or term or condition of any Environmental Permit.
“Environmental Law” means any applicable Law, and any order from any Governmental Authority or binding agreement with any Governmental Authority: (i) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient or indoor air, soil, surface water or groundwater, or subsurface strata); or (ii) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal, or remediation of any Hazardous Materials.

“Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim.
“Environmental Permits” means all Permits under any Environmental Law.
“Equity Interests” means, with respect to any Person, all of the equity interests, participatory interests and shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of participatory interests and/or shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“Estimated Cash Purchase Price” means: (i) Seven Million Two Hundred Thousand Dollars ($7,200,000); plus (ii) the Estimated Cash; plus (iii) the Working Capital Overage, if any; minus (iv) the Estimated Indebtedness; minus (v) the Working Capital Underage, if any; minus (vi) Estimated Transaction Expenses.
“First Earnout Period” means the twelve (12) month period beginning on January 1, 2026 and ending on December 31, 2026.
“Fraud” means common law fraud under Delaware Law with respect to a Party making the representations and warranties set forth in this Agreement or in any Ancillary Agreement.
“GAAP” means the generally accepted accounting principles in the United States.
“Governing Documents” means, with respect to any entity, in the case of the Company, the Charter together with any internal regulations of its corporate bodies and any corporate agreement to which it or any of its participants is a party, and with respect to any other entity, the articles or certificate of incorporation, bylaws, partnership agreement, articles or certificate of formation or organization, operating or limited liability company agreement, and/or other similar or equivalent organizational or constitutional documents of such entity (in each case, as amended through the date of this Agreement).
“Governmental Authority” means any federal, state, local, or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations, or orders of such organization or authority have the force of Law), or any arbitrator (public or private), court, official, or tribunal of competent jurisdiction.
“Government Contract” means any prime contract, subcontract, teaming agreement or legally binding arrangement, joint venture, basic ordering agreement, blanket purchase agreement, letter agreement, purchase order, delivery order, task order, grant, cooperative agreement, change order or other commitment or funding vehicle that exists between the Company and (a) any Governmental Authority, (b) any prime contractor to any Governmental Authority, or (c) any subcontractor with respect to any party described in clause (a) or (b).
“Government Official” means (a) any officer or employee of a Governmental Authority or any department, agency, or instrumentality thereof, or of a public international organization, (b) any Person acting in an official capacity for or on behalf of any such Governmental Authority or department, agency, or instrumentality, or for or on behalf of any such public international organization, (c) any official or employee of a state-owned or state-operated entities, and (d) any foreign political party or official thereof or any candidate for political office.
“Hazardous Materials” means: (i) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under any Environmental Law; and (ii) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation and polychlorinated biphenyls, and per- and poly-fluoroalkyl substances (PFAS) and other emerging contaminants.
“Income Taxes” means Taxes imposed on or measured by reference to overall gross or net income or receipts, and franchise, net worth, capital, and similar Taxes.
“Indebtedness” means, as of a specified date, on a consolidated basis, and without duplication, the outstanding principal amount, plus any accrued and unpaid interest, fees, expenses, and premiums or penalties arising under any obligations of the Company: (i) for borrowed money; (ii) evidenced by any note, bond, debenture or other similar instrument or debt security, (iii) for operating lease liabilities, calculated in accordance with GAAP as applied in the preparation of the unaudited balance sheet of the Company, dated as of June 30, 2026, prepared by the Company and delivered to Buyer prior to the date hereof, (iv) for finance lease liabilities, net of any portion included in Net Working Capital and calculated in accordance with GAAP as applied in the preparation of the unaudited balance sheet of the Company, dated as of June 30, 2026, prepared by the Company and delivered to Buyer prior to the date hereof, (v) letters of credit and bankers’ acceptances only to the extent drawn, (vi) the deferred purchase price of any property or services (other than trade accounts payable and accrued expenses incurred in the Ordinary Course of Business and reflected as accounts payable or accrued expenses in Net Working Capital, as finally determined pursuant to Section 2.4), including earn-outs, payments under non-compete agreements and seller notes, (vii) liabilities of any Person (other than the Company) that are directly guaranteed by the Company or in respect of the Company, (viii) any unpaid income Pre-Closing Taxes, and (ix) all obligations of the Company (a) for change of control, retention, or similar arrangements that become due and payable as a result of the consummation of the transactions contemplated by this Agreement and any Ancillary Agreement in excess of the Closing Allocation Amount, (b) under any deferred compensation (whether qualified or unqualified), equity-based compensation, severance or defined benefit or defined contribution retirement plans, (c) all earned but unpaid bonuses and commissions for any period completed at or prior to the Closing (whether or not accrued) or (d) for any severance obligations to any Person, in each case, including the employer portion of any employment, payroll, unemployment or withholding Taxes related to such obligations. Notwithstanding the foregoing, “Indebtedness” does not include: (A) any obligations under any letters of credit, performance bonds, or similar obligations to the extent undrawn; (B) any liabilities or obligations to the extent included in the calculation of Net Working Capital or Transaction Expenses; and (C) Taxes which are not income Taxes.
“Independent Accounting Firm” means an audit and consultancy firm of one of the following groups of companies: PwC, Deloitte, or KPMG, provided that it shall not have a conflict of interest towards any Party or if all of them have conflict of interest, any other internationally recognized independent accounting firm mutually agreed upon by Buyer and Direct Sellers.
“Intellectual Property” means any and all of the following arising pursuant to the Laws of any jurisdiction throughout the world: (i) trademarks, service marks, trade names, and similar indicia of source or origin, all registrations, renewals, applications for registration thereof, and all equivalents and counterparts for the foregoing, and the goodwill connected with the use of and symbolized by the foregoing (collectively, “Trademarks”); (ii) copyrights, whether in published or unpublished works, databases, data collections and rights therein, mask work rights, software, web site content; rights to compilations, collective works and derivative works of any of the foregoing and moral rights in any of the foregoing, and all registrations and applications for registration for any of the foregoing and any renewals or extensions thereof, and all equivalents and counterparts for the foregoing (collectively, “Copyrights”); (iii) unpublished inventions (whether patentable or not), industrial designs, discoveries, improvements, ideas, designs, models, formulae, recipes, patterns, compilations, data collections, diagrams, drawings, blueprints, mask works, devices, methods, techniques, processes, know how, instructions, configurations, prototypes, samples, specifications, technology, trade secrets, confidential information, proprietary information, customer lists, source code and technical information, and moral and economic rights of authors and inventors in any of the foregoing (collectively, “Trade Secrets”); (iv) all patents, industrial and utility models, industrial designs, design patents, patents of importation, patents of addition, certificates of invention, and other indicia of invention ownership issued or granted by any Governmental Authority; applications for any of the foregoing, including provisional, utility, design, priority, divisional, and continuation (in whole or in part) applications, and all other pre-grant forms of any of the foregoing; extensions, reissues, re-examinations, renewals, or other post-grant forms of any of the foregoing; and equivalents or counterparts of any of the foregoing (collectively, “Patents”); (v) Internet electronic addresses, uniform resource locators and alphanumeric designations associated therewith registered with or assigned by any domain name registrar, domain name registry or other domain name registration authority as part of an electronic address on the Internet and all applications for any of the foregoing (collectively, “Domain Names”); and (vi) other intellectual property and related proprietary rights.
“IRS” means the Internal Revenue Service.
“IT Assets” means all computer hardware, databases, data collections and data storage systems in each case, used in the business of the Company.
“Joinder” means a joinder agreement in form as attached hereto as Schedule 2.8.
“Knowledge of Sellers” with respect (i) to the Company means the actual knowledge of Ostapchuk, Paliienko, Murashko, Gorovyi, Viktor Borovyk, Oleksandra Sergiichuk, and Ruslan Basarab, (ii) to each Indirect Seller means the actual knowledge of such Indirect Seller, (iii) in respect to the Direct Sellers means the actual knowledge of Ostapchuk in relation to his respective Direct Seller and the actual knowledge of relevant Paliienko, Murashko and Gorovyi in relation to their respective Direct Seller.
“Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement, or rule of law of any Governmental Authority.
“Leased Real Property” means the real property leased by the Company, in each case, as tenant, together with, to the extent leased by the Company, all buildings and other structures, facilities, or improvements located thereon and all easements, licenses, rights, and appurtenances relating to the foregoing.
“Lock-Up Agreements” means the Lock-Up Agreements to be entered into by and between Buyer and each applicable Direct Seller at the Closing, substantially in the form attached hereto as Exhibit A.
“Losses” means any and all liabilities, losses, damages, claims, interest, judgments, awards, settlements, disbursements, penalties, costs, Taxes, and expenses (including court costs and reasonable and documented attorneys’ fees and costs of investigation and defense) actually suffered or incurred, excluding any punitive, special, exemplary, or other damages of a speculative nature whether or not involving a third-party Action.
“Net Working Capital” means, as of a specified date and without duplication, an amount (which may be positive or negative) equal to: (i) the current assets of the Company; minus (ii) the current liabilities of the Company, which, in each case, shall be calculated in accordance with GAAP as applied in the preparation of the unaudited balance sheet of the Company, dated as of June 30, 2026, prepared by the Company and delivered to Buyer prior to the date hereof, as set forth on Schedule 1.1(a). Notwithstanding anything to the contrary herein, in no event shall “Net Working Capital” include any amounts constituting and included in Cash, Indebtedness, or Transaction Expenses. For the avoidance of doubt, net working capital shall consist of the following, in each case, calculated in accordance with GAAP as applied in the preparation of the unaudited balance sheet of the Company, dated as of June 30, 2026, prepared by the Company and delivered to Buyer prior to the date hereof, as set forth on Schedule 1.1(a):
Current Assets: (a) accounts receivable, net of any allowance for credit losses; (b) inventories, reduced by a 5% reserve; and (c) prepaid expenses and other current assets (including with respect to VAT);
Current Liabilities: (a) accounts payable; (b) salaries, benefits and payroll taxes; (c) contract liabilities and deferred revenue, minus Restricted Cash; (d) other current liabilities (including with respect to VAT); (e) operating lease liabilities, current; and (f) current maturities of finance lease and vehicle leasing liabilities.
“Notary” means the Ukrainian notary designated by Buyer.
“OFAC” means the United States Department of the Treasury, Office of Foreign Assets Control.
“Ordinary Course of Business” means an action taken by any Person in the ordinary course of such Person’s business which is consistent with the past customs and practices of such Person.
“Operating Income” means, with respect to an Earnout Period, an amount equal to the aggregate net operating income of the Company during such Earnout Period which shall be calculated in accordance with the methodologies set forth on Schedule 2.5(a).
“Ostapchuk Employment Agreement” means the Employment Agreement by and between the Company and Ostapchuk to be entered into and delivered on the Closing, substantially in the form attached hereto as Exhibit D.
“Participatory Interests” means, collectively, the participatory interests in the charter capital of the Company held by the Direct Sellers, with an aggregate nominal value of UAH 100,000 and together comprising 100% of the charter capital of the Company, as set out against each Direct Seller’s name in Section 3.3 of the Disclosure Schedule.
“Permitted Encumbrance” means: (i) statutory liens for current Taxes not yet due or payable as of the Reference Time or the validity or amount of which is being contested in good faith by appropriate proceedings and for which appropriate reserves have been established on the Financial Statements; (ii) mechanics’, carriers’, workers’, repairers’, warehousemens’, and other similar liens, including statutory liens, arising or incurred in the Ordinary Course of Business relating to obligations as to which there is no default on the part of the Company and will be paid in due course, or pledges, deposits, or other liens securing the performance of bids, trade contracts, or statutory obligations (including workers’ compensation, unemployment insurance, or other social security legislation), in each case, which are not, individually or in the aggregate, material to, and do not adversely affect, the business of the Company; (iii) zoning, entitlement, conservation restriction, and other land use and environmental regulations promulgated by Governmental Authorities (but excluding violations thereof), in each case, which are not, individually or in the aggregate, material to, and do not adversely affect, the business of the Company; (iv) liens granted to any lender at the Closing in connection with any financing by Buyer of the transactions contemplated hereby; (v) any right, interest, lien, title, or other Encumbrance of a lessor under any lease or other similar agreement or in the Leased Real Property; and (vi) all covenants, restrictions, easements, rights-of-way, and other similar encumbrances affecting title to any Leased Real Property that do not, individually or in the aggregate, materially interfere with the present use of the assets of the Company.
“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity.
“Personal Information” means any information about an individual that alone or in combination with other information could be used to identify an individual or otherwise facilitate decisions regarding the individual, in addition to any definition for any similar term, including “personal information,” “personal data,” “protected health information,” “personally identifiable information,” “PII,” or the like, provided by applicable Privacy Requirements, in each case as defined by the applicable Privacy Law.
“Pre-Closing Tax Period” means any taxable period ending on or prior to the Closing Date and the portion of any Straddle Period ending on and including the Closing Date.
“Privacy Law” means all applicable Laws related to data privacy, data protection, data security, or marketing.
“Privacy Requirements” means (i) all Privacy Laws; (ii) commitments, statements or other obligations made under any privacy policy or notice published or made available by the Company; and (iii) obligations related to Processing of Company Data pursuant to Contracts to which the Company is a party.

“Pro Rata Percentage” means, subject to Section 2.8, with respect to any Direct Seller, the ratio of the Cash Purchase Price or Consideration Shares to which such Direct Seller is entitled pursuant to the terms of this Agreement.
“Process” means any operation or set of operations which is performed upon information, whether or not by automatic means, such as collection, recording, organization, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, blocking, erasure or destruction.
“Reference Time” means 11:59 p.m. Eastern Time on the date immediately preceding the Closing Date.
“Registration Rights Agreement” means the Registration Rights Agreement to be entered into by and between Buyer and each relevant Direct Seller at the Closing, substantially in the form attached hereto as Exhibit C.
“Registration Date” means the date on which the transfer of the Participatory Interests from the Direct Sellers to the Buyer is recorded in the Companies Register.
“Related Party Agreements” means all Contracts between or among Indirect Sellers, Direct Sellers and/or his, her or its Affiliates (other than the Company) on the one hand, and the Company, on the other hand, other than the Governing Documents of the Company or employment documents between them and the Company.
“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing, or allowing to escape or migrate into or through the environment (including ambient or indoor air, surface water, groundwater, land surface, or subsurface strata or within any building, structure, facility, or fixture).
“Representatives” means, with respect to any Person, the officers, directors, principals, employees, agents, auditors, advisors, attorneys, bankers, and other representatives of such Person.
“Restricted Cash” means all cash or cash equivalents that constitute restricted cash in accordance with GAAP as applied in the preparation of the unaudited balance sheet of the Company, dated as of June 30, 2026, prepared by the Company and delivered to Buyer prior to the date hereof
“Revenue” means, with respect to an Earnout Period, an amount equal to the aggregate net revenue of the Company during such Earnout Period which shall be calculated in accordance with the methodologies set forth on Schedule 2.5(a).
“Sanctioned Person” means any Person that is the subject of Sanctions Laws, including, without limitation, (i) any Person listed on any sanctions-related list of designated Persons such as OFAC’s Specially Designated Nationals and Blocked Persons List and other applicable lists maintained by the United Nations or the governments of Canada, the United Kingdom, the European Union, any European Union member state or Ukraine; (ii) any Person located, organized or resident in a Sanctioned Territory; or (iii) any entity that is, in the aggregate, 50% or greater owned, directly or indirectly, or otherwise controlled by, or acting or purporting to act on behalf of, a Person or Persons described in clauses (i) or (ii).
“Sanctioned Territory” means a country or territory that is the subject of comprehensive sanctions administered by OFAC (including Cuba, Iran, North Korea, Syria and the Crimea, so-called Luhansk People’s Republic, and so-called Donetsk People’s Republic regions of Ukraine).
“Sanctions Laws” means Laws relating to economic or trade sanctions or embargoes administered or enforced by the U.S. government (including by OFAC or the U.S. Department of State), the United Nations or the governments of Canada, the United Kingdom, the European Union, any European Union member state and Ukraine.
“Second Earnout Period” means the twelve (12) month period beginning on January 1, 2027 and ending on December 31, 2027.

“Securities Act” means the Securities Act of 1933, as amended.
“Seller Fundamental Representations” means those representations and warranties set forth in Section 3.1 (Authority), Section 3.3 (Participatory Interests), Section 3.5 (Brokers), Section 4.1 (Organization and Qualification), Section 4.2 (Authority), Section 4.5 (Capitalization), Section 4.20 (Transaction with Affiliates), and Section 4.21 (Brokers).
“Sellers” means the Indirect Sellers and the Direct Sellers, collectively.
“Straddle Period” means a taxable period that begins on or before and ends after the Closing Date.
“Subsidiary” of a Person means any legal entity of which such Person (either alone or through or together with any other Subsidiary) is the general partner or of which at least a majority of the capital stock or other Equity Interests, the holders of which are generally entitled to vote for the election of the board of directors or others performing similar functions, of such legal entity is directly or indirectly owned or controlled by such Person (either alone or through or together with any other Subsidiary or Subsidiaries).
“Buyer Common Stock” means shares of common stock, par value $0.00001 per share, of Buyer.
“Target Net Working Capital” means $569,192.00.
“Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, value added, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, military, social insurance, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, or other taxes imposed by any Governmental Authority or by operation of the Law, fees, assessments, or charges of any kind whatsoever, whether disputed or not, together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties.
“Tax Return” means any return, declaration, report, claim for refund or information return, or statement relating to Taxes and required to be filed with any taxing Governmental Authority, including any schedule or attachment thereto and any amendment thereof.
“Third Earnout Period” means the twelve (12) month period beginning on January 1, 2028 and ending on December 31, 2028.
“Trade Compliance Laws” means any applicable Laws relating to the regulation of imports, exports, re-exports, transfers, releases, shipments, transmissions or any other provision of goods, technology, software or services.
“Transaction Expenses” means, without duplication and to the extent not paid prior to the Closing, the fees, costs, and expenses incurred by the Company on or prior to the Closing Date in connection with the transactions contemplated by this Agreement and any Ancillary Agreement.
“Transfer Instrument” means the act of transfer and acceptance of the Participatory Interests, substantially in the form attached hereto as Exhibit B, executed by the Direct Sellers and Buyer with signatures notarially certified by the Notary.
“Working Capital Overage” shall exist when (and shall be equal to the amount by which) the Estimated Net Working Capital exceeds the Target Net Working Capital.
“Working Capital Underage” shall exist when (and shall be equal to the amount by which) the Target Net Working Capital exceeds the Estimated Net Working Capital.

Section 1.2   Table of Definitions.   The following terms have the meanings set forth in the provisions of this Agreement referenced below:
Definition	Location
2026 Earnout	2.5(a)(i)
2027 Earnout	2.5(a)(ii)
2028 Bonus Earnout	2.5(a)(iv)
2028 Earnout	2.5(a)(iii)
Agreement	Preamble
Allocation Amount	2.7
Applicable SEC Filings	6.9(b)
Balance Sheet Date	4.7(a)
Basket	9.6(g)
Bonus Employees	2.7
Buyer	Preamble
Buyer Board	6.9(c)
Buyer Board Recommendation	6.9(c)
Buyer Indemnitees	9.4
Buyer Prepared Return	7.1(b)
Buyer Stockholder Approval	6.9(a)
Buyer Stockholders’ Meeting	6.9(g)
Cash Purchase Price	2.2
Closing	2.3(a)
Closing 8-K	6.9(b)
Closing Allocation Amount	2.7
Closing Cash	2.4(b)
Closing Consideration	2.2
Closing Date	2.3(a)
Closing Indebtedness	2.4(b)
Closing Net Working Capital	2.4(b)
Closing Transaction Expenses	2.4(b)
Company Registered IP	4.15(a)
Competing Business	6.8(a)
Confidential Business Information	6.3(b)
Consideration Shares	2.2
Consultation Period	2.4(d)
Covered Employee	6.8(b)
De Minimis Amount	9.6(h)
Direct Sellers	2.8
Direct Seller Indemnitees	9.3
Disagreement Period	2.4(c)
Disclosure Schedule	Article III
Disqualification Event	3.10
Earnout Consideration	2.5(a)

Earnout Statement	2.5(d)(i)
ELOC Registration Statement	6.9(b)
Estimated Cash	2.4(a)
Estimated Indebtedness	2.4(a)
Estimated Net Working Capital	2.4(a)
Estimated Transaction Expenses	2.4(a)
Exchange Act	5.8
Export Approvals	4.24(c)
Field Data	4.15(f)
Final Closing Statement	2.4(e)
Government Funding Arrangement	4.26(e)
Government-Supported Financing	4.26(f)
Horovyi	Preamble
Indirect Sellers	Preamble
Indemnifying Party	9.5(a)
Indemnified Party	9.5(a)
Key Employees	4.12(c)
Leases	4.14(a)
Material Contracts	4.18(a)
Murashko	Preamble
Participatory Interests	Recitals
Net Adjustment Amount	2.4(h)(i)
Non-Disclosure Agreement	6.3
Notice of Disagreement	2.4(c)
Ostapchuk	Preamble
Ostapchuk IP	2.3(d)(viii)
Outside Date	10.1(d)
Paliienko	Preamble
Partial Payment	2.5(b)
Party	Preamble
Permits	4.9(b)
Pre-Closing Tax Contest	7.6
Preliminary Closing Statement	2.4(a)
Proposed Closing Statement	2.4(b)
Proxy Statement	6.9(a)
Purchase Price	2.2
Released Claims	6.7
Released Parties	6.7
Releasors	6.7
Resale Registration Documents	6.9(b)
Restricted Period	6.8(a)
Restructuring Notice	2.8
RSUs	2.7
Rule 506(d) Related Party	3.10

SEC	3.11
SEC Reports	5.9
Security Breach	4.15(l)
Sellers	Preamble
Seller Prepared Return	7.1(a)
Solvent	5.6
SWMR Share Consideration	2.2
Third Party Claim	9.5(a)
Third Party Consents	4.4
Top Customers	4.19(a)
Top Suppliers	4.19(c)
Underlying FS	4.7
UGV Business	2.5(f)(vi)
Section 1.3   Interpretation.    When a reference is made in this Agreement to a Section, Article, Exhibit, or Schedule, such reference shall be to a Section, Article, Exhibit, or Schedule of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement or in any Exhibit or Schedule are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth herein. The words “includes” and “including”, and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein,” “hereunder,” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement. The words “neither,” “nor,” “any,” “either,” “or,” and words of similar import when used in this Agreement are not exclusive, unless the context requires otherwise. All references to “dollars” or “$” in this Agreement or any Ancillary Agreement refer to United States dollars. References to days mean calendar days, unless otherwise specified. Except for Company’s representations and warranties any accounting term not defined in this Agreement shall have the meaning ascribed thereto under GAAP, unless from context is clear that such accounting term shall have another meaning or reference. Wherever the context requires, a singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day.
ARTICLE II
PURCHASE AND SALE
Section 2.1   Purchase and Sale of the Participatory Interests.   Pursuant to the terms and subject to the conditions of this Agreement, at the Closing, the Direct Sellers shall sell, assign, transfer, convey, and deliver to Buyer, and Buyer shall purchase, acquire, and accept from the Direct Sellers, all right, title and interest in and to the Participatory Interests free and clear of all Encumbrances for the consideration specified in this Article II. The sale and transfer of the Participatory Interests shall be effected by execution of the Transfer Instrument and shall be perfected by the state registration of the corresponding changes in the Companies Register in accordance with Section 2.3(e), upon which Buyer shall become the sole participant of the Company.
Each Indirect and Direct Seller hereby irrevocably waives and agrees to procure the waiver of any restrictions on transfer (including rights of pre-emption) which may exist in relation to the Participatory Interests, whether under the Governing Documents of the Company or otherwise.

No party shall be obliged to complete the sale and purchase of any of the Participatory Interests unless the sale and purchase of all the Participatory Interests is completed simultaneously in accordance with this Agreement.
Section 2.2   Purchase Price.   The aggregate purchase price for the Participatory Interests to be purchased pursuant to Section 2.1 (the “Purchase Price”) shall consist of, subject to Section 2.7: (a) the Closing Consideration; plus (b) the Earnout Consideration, if any, payable in accordance with Section 2.5. The “Closing Consideration” means (i) the Estimated Cash Purchase Price; plus or minus the Net Adjustment Amount (the “Cash Purchase Price”) and (ii) One Million Sixty-Four Thousand Nine Hundred and Forty-Two (1,064,942) shares of Buyer Common Stock (the “SWMR Share Consideration”). Any applicable foreign exchange rate related to the Closing Consideration shall be fixed as of the date of preparation of Preliminary Closing Statement. All shares of Buyer Common Stock issued to the relevant Direct Sellers pursuant to Section 2.1 and Section 2.5 (collectively, the “Consideration Shares”) shall, in each case, be subject to a customary six-month lock-up period starting on the date of such issuance with respect to such shares pursuant to the terms and conditions set forth in the Lock-Up Agreement as well as further provisions are provided in the Registration Rights Agreement. The Purchase Price shall be paid in accordance with the Pro Rata Percentages set forth on Schedule 2.2.
Section 2.3   Closing.
(a)   The sale and purchase of the Participatory Interests shall take place at a closing (the “Closing”) to be held electronically at 5:00 p.m. Kyiv time on the third Business Day following the satisfaction or, to the extent permitted by applicable Law, waiver of all conditions to the obligations of the Parties set forth in Article VIII (other than such conditions as may, by their terms, only be satisfied at the Closing or on the Closing Date), or at such other place or at such other time as the Direct Sellers and Buyer mutually may agree in writing. The day on which the Closing takes place shall be referred to as the “Closing Date.”
(b)   Buyer Closing Payments.   At the Closing, Buyer shall make (or cause to be made) the following payments:
(i)   an amount equal to the Estimated Cash Purchase Price to the Direct Sellers by wire transfer(s) of immediately available funds in United States dollars to such bank accounts as designated in writing by Direct Sellers in the Preliminary Closing Statement;
(ii)   issue and cause to be delivered to the relevant Direct Sellers (in accordance with their Pro Rata Percentages) shares of Buyer Common Stock representing the SWMR Share Consideration, in the form of duly authorized, validly issued, fully paid and nonassessable shares in uncertificated book-entry form, by instructing Buyer’s transfer agent to record such shares on Buyer’s books and records for the account of each Direct Seller (or to deliver such shares to such brokerage accounts as designated in writing by the Direct Sellers in the Preliminary Closing Statement), in each case subject to the Lock-Up Agreement and any applicable restricted legends;
(c)   Buyer Closing Deliverables.   At the Closing, Buyer shall deliver, or cause to be delivered, to the Direct Sellers:
(i)   the certificate required by Section 8.2(c);
(ii)   copy of irrevocable SWIFT instruction confirming paying the Estimated Cash Purchase Price to the relevant Direct Sellers;
(iii)   evidence of the shares representing the SWMR Share Consideration in uncertificated book-entry form for the account of the Direct Sellers, together with written confirmation from Buyer’s transfer agent that such shares have been recorded on the books and records of Buyer for the account of each applicable Direct Seller, in each case subject to any legend required by state “blue sky” laws; and
(iv)   the Lock-Up Agreements, duly executed by Buyer;
(v)   the Registration Rights Agreement, duly executed by Buyer; and

(vi)   subject to the Direct Sellers complying with their obligations under Section 2.3(d)(i), the Transfer Instrument in respect of the Participatory Interests duly countersigned on behalf of the Buyer, with the signature of such signatory notarially certified.
(d)   Direct Seller Closing Deliverables.   At the Closing, the Direct Sellers shall deliver, or cause to be delivered, to Buyer:
(i)   the Transfer Instrument in respect of the Participatory Interests, duly executed by each Direct Seller, with the signature of each signatory notarially certified;
(ii)   the certificate required by Section 8.3(c);
(iii)   subject to Section 2.3(g) below, evidence, in form and substance satisfactory to Buyer, of final invoices (with wire instructions) for the payees of all Transaction Expenses as of Closing for which the wire instructions of each such payee will be provided no less than two (2) Business Days prior to the Closing and set forth on the Closing Statement;
(iv)   to the extent requested by Buyer at least two (2) Business Days prior to the Closing Date, the written resignations of each Person, from his or her respective capacity or capacities with the Company as a member of the executive body (i.e., director or similar role), effective as of the Closing, duly executed by each such Person;
(v)   a properly completed and duly executed IRS Form W-8BEN or W-8BEN-E, as applicable, from each Direct Seller;
(vi)   duly executed copies of the approvals, consents and notices, in form and substance satisfactory to Buyer, listed on Section 2.3(d)(vi) of the Disclosure Schedule;
(vii)   evidence, in form and substance satisfactory to Buyer, of the termination of each Related Party Agreement set forth on Section 2.3(d)(vii) of the Disclosure Schedule, without Liability of the Companies, Buyer or their Affiliates thereunder from and after the Closing;
(viii)   evidence, in a form and substance satisfactory to Buyer, of the submission to the Ukrainian National Office for Intellectual Property and Innovations for registration in the name of the Company on or prior to the Closing, of the Intellectual Property set forth on Section 2.3(d)(viii) of the Disclosure Schedule (the “Ostapchuk IP”) to the Company;
(ix)   a notarially certified consent of each individual Indirect Seller to the consummation of the transaction contemplated by this Agreement;
(x)   the Lock-Up Agreements, duly executed by each Direct Seller;
(xi)   the Registration Rights Agreement, duly executed by each Direct Seller; and
(xii)   evidence, in form and substance satisfactory to Buyer, of the revocation by the Company of all powers of attorney granted to any individual who is not an employee of the Company as of the Closing Date;
(xiii)   evidence, in form and substance satisfactory to Buyer, that each employee of the Company who was involved in the development of any Company Owned IP the development of which has been completed as of the Closing has signed an acceptance act evidencing the transfer of such Company Owned IP to the Company;
(xiv)   all other instruments, agreements, certificates and documents required to be delivered by any Direct Seller or Indirect Seller at or prior to the Closing pursuant to this Agreement.
(e)   State Registration.   On the Closing Date and provided that the Parties complied with their obligations under Section 2.3 in full, the Buyer shall procure the filing with the state registrar of the Transfer Instrument and all other documents required for the state registration with the Companies Register of the transfer of the Participatory Interests to Buyer. Direct Sellers shall not, and shall cause their Affiliates not to, take any action which would prevent, delay, suspend or reverse such state registration, and shall promptly notify Buyer of any suspension, refusal or challenge and remedy any formal defect at their own cost. From the Closing until the Registration Date, each Direct Seller shall hold the Participatory Interests for the sole benefit of Buyer, shall exercise (or refrain from exercising) all rights attaching to it only in accordance with Buyer’s written instructions, shall not create or permit any Encumbrance over it, and shall account to Buyer for any distribution or other payment received in respect of it.
(f)   Assistance.   The Parties shall without undue delay use reasonable endeavors to assist each other with the relevant bank’s compliance checks or other banking procedures and provide such information and documents as the relevant bank may reasonably require for any payment due under this Agreement to become available for immediate use of that Party.
(g)   Transaction Expenses.   Any unpaid Transaction Expenses as of Closing that were not included in the Preliminary Closing Statement pursuant to Section 2.4(a) and (b) shall be paid by the Company after Closing, and Buyer shall cause the Company to pay such amounts promptly following the Closing. For the avoidance of doubt, such Transaction Expenses shall be the responsibility of the Direct Sellers in accordance with this Agreement, including the definition of Cash Purchase Price.
Section 2.4   Adjustments to Purchase Price.
(a)   Estimated Purchase Price.   At least three (3) Business Days prior to, but not earlier than five (5) Business Days prior to, the Closing Date, Direct Sellers shall prepare, or cause to be prepared, and deliver to Buyer a statement (the “Preliminary Closing Statement”), setting forth Direct Sellers’ good-faith estimate of: (i) Net Working Capital (the “Estimated Net Working Capital”); (ii) Indebtedness (the “Estimated Indebtedness”); (iii) Cash (the “Estimated Cash”); (iv) Transaction Expenses (the “Estimated Transaction Expenses”); and (v) the Estimated Cash Purchase Price resulting therefrom, in each case, determined as of the Reference Time (and, except for Estimated Transaction Expenses, without giving effect to the transactions contemplated hereby), based on the Company’s books and records and calculated in accordance with GAAP and Schedule 1.1(a).
(b)   Adjustments to Purchase Price Post-Closing.   As soon as reasonably possible but in any way within 120 days following the Closing Date, Buyer shall cause to be prepared and delivered to Direct Sellers a written statement (the “Proposed Closing Statement”) setting forth the calculation of the actual: (i) Net Working Capital (“Closing Net Working Capital”); (ii) Indebtedness (“Closing Indebtedness”); (iii) Cash (“Closing Cash”); (iv) Transaction Expenses (“Closing Transaction Expenses”); and (v) Buyer’s calculation of the Cash Purchase Price, in each case, determined as of the Reference Time (and, except for Closing Transaction Expenses, without giving effect to the transactions contemplated hereby). The Proposed Closing Statement shall be based on the books and records of the Company and calculated in accordance with GAAP and Schedule 1.1(a) and in the same format as Schedule 1.1(a). The Parties agree that the purpose of preparing the Proposed Closing Statement and resulting Purchase Price in accordance with this Section 2.4 is to accurately measure changes (if any) in Closing Cash, Net Working Capital, Indebtedness, and Transaction Expenses, in each case from the estimated amounts to the final amounts on the same accounting basis consistently applied to reflect the transactions or events up to and conditions existing as of their date of determination in order to determine the payments to be made pursuant to Section 2.4(h).
(c)   If Direct Sellers object to Buyer’s calculation of the Closing Cash, Closing Net Working Capital, Closing Indebtedness, Closing Transaction Expenses or the resulting calculation of the Purchase Price under Section 2.2 as set forth in the Proposed Closing Statement, then, within forty five (45) days after the delivery to Direct Sellers of the Proposed Closing Statement (the “Disagreement Period”), Direct Sellers shall deliver to Buyer a written notice (“Notice of Disagreement”) describing in reasonable detail Direct Sellers’ objections to Buyer’s calculation of each amount set forth in the Proposed Closing Statement, including the Cash Purchase Price, in each case, determined by Direct Sellers to be correct; provided that it is understood and agreed that any items in dispute set forth in such Notice of Disagreement must be calculated in accordance with this Agreement, GAAP and Schedule 1.1(a) and in the same format as Schedule 1.1(a). If Direct Sellers do not deliver a Notice of Disagreement to Buyer during the Disagreement Period, then Buyer’s calculation of the amounts set forth in the Proposed Closing Statement shall be binding and conclusive on the Parties. Any items included in the Proposed Closing Statement that are not disputed in the Notice of Disagreement shall be binding and conclusive on the Parties and shall be paid according to Section 2.4(h).
(d)   During the thirty (30) day period following delivery of a Notice of Disagreement by Direct Sellers to Buyer, or such longer period as mutually agreed upon between Direct Sellers and Buyer (the “Consultation Period”), Direct Sellers and Buyer shall seek to resolve in writing any differences that they may have with respect to the calculation of the Closing Net Working Capital, Closing Indebtedness, or Closing Transaction Expenses as specified therein, and all discussions related thereto will be governed by Rule 408 of the Federal Rules of Evidence (as in effect as of the Closing Date) and any applicable similar state rules, unless otherwise agreed to in writing by Sellers and Buyer. Any differences resolved in writing between Buyer and Direct Sellers within the Consultation Period shall be final and binding with respect to such differences and shall be paid according to Section 2.4(h), and if Direct Sellers and Buyer agree in writing on the resolution of each such disputed item specified by Direct Sellers in the Notice of Disagreement and the amount of the Closing Cash, Closing Net Working Capital, Closing Indebtedness, and Closing Transaction Expenses, the amounts so determined shall be final and binding on the Parties for all purposes hereunder and shall be paid according to Section 2.4(h). If Buyer and Direct Sellers are able to resolve their differences, then the Proposed Closing Statement, as modified by written agreement of Buyer and Direct Sellers, shall be deemed the Final Closing Statement. If, at the end of the Consultation Period, Buyer and Direct Sellers have not been able to resolve such differences, any of the Buyer or Direct Sellers shall have the right to submit, in writing, to the Independent Accounting Firm, their briefs (along with a copy of the Proposed Closing Statement marked to indicate those line items that are not in dispute) detailing their views as to the correct nature and amount of each item remaining in dispute and the amounts of the Closing Cash, Closing Net Working Capital, Closing Indebtedness, and Closing Transaction Expenses, and the Independent Accounting Firm shall make a written determination as to each such disputed item and the amount of the Closing Cash, Closing Net Working Capital, Closing Indebtedness, and Closing Transaction Expenses. Buyer and Direct Sellers will execute a customary engagement letter, cooperate with the Independent Accounting Firm during the term of its engagement, and shall use their commercially reasonable efforts to cause the Independent Accounting Firm to render a written decision resolving the matters submitted to it within thirty (30) days following the engagement thereof (or such longer period of time as the Independent Accounting Firm may reasonably require), of the proper amount and the reasonable basis (determined in accordance with the terms of this Agreement) of each of the line items in the Proposed Closing Statement as to which Buyer and Direct Sellers set out in the Notice of Disagreement. The Independent Accounting Firm shall consider only those items and amounts in Buyer’s and Direct Sellers’ respective calculations of the Closing Cash, Closing Net Working Capital, Closing Indebtedness, or Closing Transaction Expenses that are identified as being items and amounts to which Buyer and Direct Sellers have been unable to agree. In making its determination pursuant to this Section 2.4, the Independent Accounting Firm shall act as an expert and not an arbitrator and limit its scope of determination to correcting mathematical errors and determining whether the items and amounts in dispute were determined in accordance with GAAP and Schedule 1.1(a) and this Section 2.4, and the Independent Accounting Firm is not to make any other determination. Such determination shall be final and binding on, and non-appealable by, the Parties absent manifest mathematical error. In resolving any disputed item, the Independent Accounting Firm shall be bound by the provisions of this Section 2.4. If so reasonably requested by the Independent Accounting Firm, the Parties shall ensure that the Independent Accounting Firm is granted access to the Company’s books and records and has reasonable access to interview relevant employees. The Independent Accounting Firm’s determination of the Closing Cash, Closing Net Working Capital, Closing Indebtedness, or Closing Transaction Expenses shall be based solely on written materials submitted by Buyer and Direct Sellers and shall be based upon the terms and definitions exhibits set forth in this Agreement, GAAP and Schedule 1.1(a). Neither Buyer nor Direct Sellers, including their respective Affiliates and Representatives, shall hold any ex parte communications with the Independent Accounting Firm in connection with any matter described herein. Judgment may be entered upon the written determination of the Independent Accounting Firm. The Parties agree that the failure of the Independent Accounting Firm to strictly conform to any time period or deadline contained herein shall not render the foregoing determination of the Independent Accounting Firm invalid and shall not form a basis for seeking to overturn or appeal any such determination rendered by the Independent Accounting Firm.

(e)   The statement setting forth the calculation of the resulting Purchase Price that shall be final and binding on the Parties, as determined either through agreement of the Parties pursuant to Section 2.4(c) or through the action of the Independent Accounting Firm pursuant to Section 2.4(d), is referred to as the “Final Closing Statement”.
(f)   The costs of any dispute resolution pursuant to this Section 2.4, including the fees and expenses of the Independent Accounting Firm and of any enforcement of the determination thereof, shall be borne by Direct Sellers and Buyer in inverse proportion as they may prevail on the matters resolved by the Independent Accounting Firm, which proportionate allocation shall be calculated on an aggregate basis based on the relative dollar values of the amounts in dispute and shall be determined by the Independent Accounting Firm at the time the determination of such firm is rendered on the merits of the matters submitted. For example, if Buyer claims that the appropriate adjustments are $1,000 greater than the amount determined by Direct Sellers, and if the Independent Accounting Firm ultimately resolves the dispute by awarding to Buyer $300 of the $1,000 contested, then the fees, costs, and expenses of the Independent Accounting Firm will be allocated 30% (i.e., 300 divided by 1,000) to Direct Sellers and 70% (i.e., 700 divided by 1,000) to Buyer. The fees and disbursements of the Representatives of each Party incurred in connection with the preparation or review of the Proposed Closing Statement, any Notice of Disagreement, or the Final Closing Statement, as applicable, shall be solely borne by such Party.
(g)   Buyer and Direct Sellers will, and will cause the Company (in the case of Direct Sellers, prior to the Closing and, in the case of Buyer, from and after the Closing) to afford the other Party and its Representatives prompt (but in no event later than three (3) Business Days after delivery of a written notice or request), reasonable access, during normal business hours and upon reasonable prior written notice, to the personnel, properties, and books and records of the Company for purposes of preparing and reviewing the calculations contemplated by this Section 2.4. Each Party shall authorize its accountants to disclose work papers generated by such accountants in connection with preparing and reviewing the calculations specified in this Section 2.4; provided that such accountants shall not be obligated to make any work papers available except in accordance with such accountants’ disclosure procedures and then only after the non-client Party has signed an agreement relating to access to such work papers in form and substance acceptable to such accountants. Prior to the Closing, the Parties shall act reasonably in resolving any disagreements concerning the computation of any of the items included in the Preliminary Closing Statement (including the calculations of the Estimated Net Working Capital, Estimated Indebtedness, Estimated Cash, and Estimated Transaction Expenses); provided that it is acknowledged and agreed that if any disagreements cannot be resolved, then the Closing shall occur on the basis of the Preliminary Closing Statement provided by Direct Sellers and that any unresolved disagreements shall be deferred for resolution pursuant to the post-closing purchase price adjustment process described in this Section 2.4.
(h)   The Purchase Price shall be adjusted, upwards or downwards, as follows:
(i)   For the purposes of this Agreement, the “Net Adjustment Amount” means an amount, which may be positive or negative equal to: (A) the Closing Net Working Capital as finally determined pursuant to this Section 2.4, minus the Estimated Net Working Capital; minus (B) the Closing Indebtedness as finally determined pursuant to this Section 2.4, minus the Estimated Indebtedness; plus (C) the Closing Cash as finally determined pursuant to this Section 2.4, minus the Estimated Cash; minus (D) the Closing Transaction Expenses as finally determined pursuant to this Section 2.4, minus the Estimated Transaction Expenses;
(ii)   If the Net Adjustment Amount is positive, the Purchase Price shall be adjusted upwards by the Net Adjustment Amount, and Buyer shall pay such amount to the Direct Sellers (in accordance with their Pro Rata Percentages) by wire transfer of immediately available funds to such account or accounts as may be designated in writing by the Direct Sellers.
(iii)   If the Net Adjustment Amount is negative (in which case the “Net Adjustment Amount” for purposes of this clause (iii) shall be deemed to be equal to the absolute value of such amount), the Purchase Price shall be adjusted downwards by the Net Adjustment Amount and the Direct Sellers shall severally (in accordance with their Pro Rata Percentages), pay, or cause to be paid, to Buyer such amount by wire transfer of immediately available funds.
(iv)   If the Net Adjustment Amount is zero, then no adjustment shall be made to the Purchase Price pursuant to this Section 2.4.
(i)   Payments in respect of Section 2.4(h) shall be made in cash and within two Business Days of final determination of the Net Adjustment Amount pursuant to the provisions of this Section 2.4, provided that if any payment to be made by the Direct Sellers pursuant to this Section is subject to applicable currency control regulations and banking procedures in Ukraine, the Direct Sellers shall procure that such payment is made as promptly as practicable taking into account required currency control regulations and banking procedures following the final determination of the Net Adjustment Amount.
Section 2.5   Earnouts.
(a)    Earnout Consideration.   As potential additional consideration for the Participatory Interests, subject to Section 2.7, the Buyer shall pay and issue to the Direct Sellers the Earnout Consideration for each applicable period solely to the extent earned in accordance with this Section 2.5 and as finally determined and at such time as set forth in Section 2.5(d). The “Earnout Consideration” means, collectively, the 2026 Earnout, the 2027 Earnout, the 2028 Earnout and the 2028 Bonus Earnout, in each case as set forth below and subject to potential adjustments in Section 2.5(b) and Section 2.5(c). In no event shall the Earnout Consideration in the aggregate exceed Seven Million Two Hundred Thousand Dollars ($7,200,000) and Four Million Four Hundred and Twenty-Two Thousand One Hundred and Twenty Five (4,422,125) shares of Buyer Common Stock; provided that in the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, or similar event affecting Buyer Common Stock after the date of this Agreement, the number of shares of Buyer Common Stock under the Earnout Consideration and all references thereto in this Agreement shall be ratably adjusted to reflect such event.
(i)   2026 Earnout.   In the event (i) the Revenue for the First Earnout Period is greater than or equal to Seventy Seven Million Dollars ($77,000,000), and (ii) the Operating Income for the First Earnout Period is greater than or equal to Eight Million Four Hundred and Seventy Thousand Dollars ($8,470,000), Buyer shall pay to the Direct Sellers, in accordance with their Pro Rata Percentages, Seven Million Two Hundred Thousand Dollars ($7,200,000) and issue to the Direct Sellers One Million Sixty-Four Thousand Nine Hundred and Forty-Two (1,064,942) shares of Buyer Common Stock (the “2026 Earnout”).
(ii)   2027 Earnout.   In the event (i) the Revenue for the Second Earnout Period is greater than or equal to One Hundred and Thirty Million Dollars ($130,000,000), and (ii) the Operating Income for the Second Earnout Period is greater than or equal to Fourteen Million Three Hundred Thousand Dollars ($14,300,000), Buyer shall issue to the Direct Sellers, in accordance with their Pro Rata Percentages, One Million Four Hundred and Three Thousand Four Hundred and Thirteen (1,403,413) shares of Buyer Common Stock (the “2027 Earnout”).
(iii)   2028 Earnout.   In the event (i) the Revenue for the Third Earnout Period is greater than or equal to One Hundred and Eighty Seven Million Dollars ($187,000,000), and (ii) the Operating Income for the Third Earnout Period is greater than or equal to Twenty Million Five Hundred and Seventy Thousand Dollars ($20,570,000), Buyer shall issue to the Direct Sellers, in accordance with their Pro Rata Percentages, One Million Four Hundred and Three Thousand Four Hundred and Thirteen (1,403,413) shares of Buyer Common Stock (the “2028 Earnout”).
(iv)   2028 Bonus Earnout.   In addition to the 2028 Earnout, in the event (i) the Revenue for the Third Earnout Period is greater than or equal to Two Hundred and Forty Nine Million Dollars ($249,000,000) and (ii) the Operating Income for the Third Earnout Period is greater than or equal to Twenty Seven Million Three Hundred and Ninety Thousand ($27,390,000), Buyer shall issue to the Direct Sellers, in accordance with their Pro Rata Percentages, Five Hundred and Fifty Thousand Three Hundred and Fifty Seven (550,357) shares of Buyer Common Stock (the “2028 Bonus Earnout”).

(b)   Soft-Landing.   Solely with respect to the 2026 Earnout, the 2027 Earnout and the 2028 Earnout, if the Company achieves less than 100% of the applicable Revenue target and/or less than One Hundred Percent (100%) of the applicable Operating Income target for the applicable year (in each case as finally determined by the procedures set forth in Section 2.5(d)), the Direct Sellers shall be entitled to earn a portion of cash consideration and Buyer Common Stock payable in respect of the applicable Earnout Consideration (the “Partial Payment”) for such year equal to the applicable Earnout Consideration multiplied by the applicable Total Payout Multiplier. For the purposes of this Section 2.5, (i) the term “Total Payout Multiplier” means the product of the Partial Revenue Multiplier and the Partial Operating Income Multiplier, (ii) the term “Partial Revenue Multiplier” is equal to 1 – X, where “X” equals the percentage by which actual annual Revenue is less than the applicable target Revenue, (iii) the term “Partial Operating Income Multiplier” is equal to 1 – Y, where “Y” equals the percentage by which the actual Operating Income is less than the applicable target Operating Income. In calculating the Total Payout Multiplier, the Partial Revenue Multiplier and/or the Partial Operating Income Multiplier may exceed One Hundred Percent (100%), but the Total Payout Multiplier shall in no event exceed One Hundred Percent (100%). In calculating any Share Payment, the Parties shall round to the nearest integer share of Buyer Common Stock. For example, in the event the actual Revenue (as finally determined by the procedures set forth in Section 2.5(d)) for fiscal year 2027 is equal to One Hundred and Seventeen Million Dollars ($117,000,000) (10% below the applicable target Revenue) and the actual Operating Income for fiscal year 2027 is equal to Twelve Million and Eight Hundred and Seventy Thousand Dollars ($12,870,000) (10% below the applicable target Operating Income), the Total Payout Multiplier shall be Eighty One Percent (81.00%) (90.00% with respect to the Partial Revenue Multiplier * 90.00% with respect to the Partial Operating Income Multiplier) and Buyer shall issue One Million One Hundred and Thirty Six Thousand Seven Hundred and Sixty-Four (1,136,764) shares of Buyer Common Stock in accordance with this Section 2.5. Notwithstanding the foregoing, in no event shall any Partial Payment be made if in such year, the Partial Revenue Multiplier does not exceed Fifty Eight Percent (58.00%).
(c)   Catch-Up Payment.   Following the calculation of Revenue and Operating Income (as finally determined by the procedures set forth in Section 2.5(d)) for each of the 2026 Earnout, the 2027 Earnout, the 2028 Earnout or the 2028 Bonus Earnout, the Direct Sellers may in their sole discretion reallocate any amount of Revenue (as finally determined by the procedures set forth in Section 2.5(d)) to the Revenue of another fiscal year and any amount of Operating Income (as finally determined by the procedures set forth in Section 2.5(d)) to the Operating Income of another fiscal year, in each case, for the purpose of determining the amount of Earnout Consideration payable with respect to the 2026 Earnout, the 2027 Earnout, the 2028 Earnout and/or the 2028 Bonus Earnout in the following manner:
(i)   In the event the Direct Sellers elect to reallocate any Revenue or Operating Income following the final determination of the 2027 Earnout, the Direct Sellers shall only be permitted to reallocate such Revenue to target Revenue and/or such Operating Income to target Operating Income, in each case, with respect to the 2026 Earnout and the 2027 Earnout.
(ii)   In the event the Direct Sellers (A) elect to reallocate any Revenue or Operating Income following the final determination of the 2028 Earnout and the 2028 Bonus Earnout and (B) previously elected to reallocate Revenue and/or Operating Income pursuant to Section 2.5(c)(i), the Direct Sellers shall only be permitted to reallocate such Revenue to target Revenue and/or such Operating Income to target Operating Income, in each case, with respect to the 2027 Earnout, the 2028 Earnout and the 2028 Bonus Earnout.
(iii)   In the event the Direct Sellers (A) elect to reallocate any Revenue or Operating Income following the final determination of the 2028 Earnout and the 2028 Bonus Earnout and (B) previously did not elect to reallocate Revenue and/or Operating Income pursuant to Section 2.5(c)(i) and Section 2.5(c)(ii), the Direct Sellers shall be permitted to reallocate such Revenue to target Revenue and/or such Operating Income to target Operating Income, in each case, with respect to each of the 2026 Earnout, the 2027 Earnout, the 2028 Earnout and the 2028 Bonus Earnout.

(iv)   Following any reallocation of Revenue and/or Operating Income pursuant to this Section 2.5(c), Buyer shall be obligated to pay (or, as applicable, issue Buyer Common Stock) to the Direct Sellers, in accordance with their Pro Rata Percentages based on such reallocated amounts (as finally determined by the procedures set forth in Section 2.5(d)) (such payment a “Catch-Up Payment”). For any reallocation which may result in a Catch-Up Payment, the Sellers shall set forth with specificity such reallocation in the statement provided to Section 2.5(d)(ii) for each applicable fiscal year. For the avoidance of doubt, the Parties agree that the maximum Earnout Consideration for any fiscal year or in the aggregate shall not be affected by this Section 2.5(c).
(d)   Reporting.
(i)   The Buyer shall use its best efforts to promptly procure the preparation of Company’s audited financial statements for each Earnout Period following such Earnout Period. Within fourteen (14) days following completion of the audit of the Company’s financial statements for each Earnout Period, Buyer shall prepare and deliver to Direct Sellers a written statement (each, an “Earnout Statement”) containing Buyer’s good faith determination of (A) the Revenue for such Earnout Period, (B) the Operating Income for such Earnout Period and (C) the applicable Earnout Consideration, if any, based on such calculation of the Revenue and Operating Income for such Earnout Period.
(ii)   During the fourteen (14) day period following Direct Sellers’ receipt of an Earnout Statement, Direct Sellers and their advisors shall be permitted reasonable access to the working papers and books and records of the Company used in preparation of the Earnout Statement; provided that any such access or furnishing of such information shall be conducted (A) at Direct Sellers’ sole expense and (B) in such a manner as not to interfere in any material respect with the normal operations of Buyer or the Company (or any of their respective Affiliates); provided, further, that the recipients of such information shall treat all such information as confidential and hereby waive any right to use such information for any purpose other than in connection with Direct Sellers’ review of such Earnout Statement; provided, that the Company shall not be required to provide such access if doing so would result in a violation of applicable Law. If, within such fourteen (14) day period, Direct Sellers do not deliver to Buyer written notice of dispute with respect to the calculations set forth in the applicable Earnout Statement, then the calculations set forth in such Earnout Statement shall be deemed to be final for purposes of determining the Earnout Consideration pursuant to this Section 2.5. In the event Direct Sellers deliver written notice to Buyer within such fourteen (14) day period stating that Direct Sellers object to any of Buyer’s calculations set forth in the applicable Earnout Statement and specifying the basis for such objection in reasonable detail, such dispute shall be resolved in the same manner as any dispute regarding the Proposed Closing Statement in accordance with the provisions of Section 2.4, applied mutatis mutandis. The determination of the Independent Accounting Firm in accordance with the provisions of Section 2.4, applied mutatis mutandis, absent manifest error, shall be conclusive, non-appealable and binding upon the Parties.
(e)   Earnout Period.   Between the Closing and December 31, 2028 Buyer shall not, and shall cause the Company not to, take any action the primary purpose of which is to avoid or reduce the Earnout Consideration. Subject to the immediately preceding sentence and Section 2.5(f), each Direct Seller acknowledges and agrees that: (i) Buyer does not have any obligation, expressed or implied, to maximize or expedite the payments described in this Section 2.5; (ii) the Earnout Consideration is not guaranteed, is set at levels that reflect future performance; (iii) Buyer shall owe no duty, as a fiduciary or otherwise, or in connection with its operation of the Company following the Closing to any Direct Seller or any other Person; and (iv) (A) Buyer has not, prior to or after the date hereof, promised or projected any amounts to be received by Direct Sellers in respect of any payments described in this Section 2.5, (B) no Direct Seller is relying on or has relied on any promises, projections or other information, documents or materials (or absence thereof) in respect of any payments described in this Section 2.5, and (C) each Direct Seller hereby (x) disclaims reliance on any such promises, projections or other information, documents or materials (or absence thereof), (y) understands and agrees that any promises and projections are specifically disclaimed by Buyer and (z) waives any right it may otherwise have with respect to any such promises, projections or other information, documents or materials (or absence thereof).

(f)   Operational Covenants.   Subject to the Company’s compliance with SEC Laws and any regulatory guidelines, compliance standards or certifications applicable to the industry of the Buyer and its Subsidiaries (which, in each case, affect Buyer and all of its Subsidiaries (including, following the Closing, the Company)), during the Earnout Period:
(i)   The Company shall maintain separate books and records sufficient to calculate Revenue and Operating Income for each Earnout Period;
(ii)   Ostapchuk shall serve in the capacity of chief engineer and perform functions of chief executive officer regardless his role and function as set forth in the Ostapchuk Employment Agreement. Ostapchuk shall have the right to set the annual budget for the Company from revenue generated by the Company’s own operations. Ostapchuk shall share periodic budget estimates with Buyer for Buyer’s approval (such approval not to be unreasonably withheld, conditioned, or delayed). Notwithstanding the foregoing, in no event shall Buyer or any of its Affiliates be required to contribute cash to, lend to, purchase securities of or otherwise provide financing to the Company (except as provided for in Section 2.7);
(iii)   Buyer shall use reasonable efforts to cause the Company to maintain the critical enterprise status and military reservation of all Company employees who are subject to military conscription;
(iv)   Except as mutually agreed between Buyer and Ostapchuk, (A) all transactions between the Company and Buyer or its Affiliates during the Earnout Period shall be on arm’s-length terms and (B) Buyer and its Affiliates shall not impose any management fees, overhead allocations, or similar charges, fees or costs unrelated to the operations of the Company on the Company and (C) the Buyer shall not transfer to the Company any loss-making or unprofitable activity which has been historically loss-making or unprofitable to Buyer or its applicable Affiliates or is reasonably foreseeable to be such;
(v)   Except as mutually agreed between Buyer and Ostapchuk, the Buyer shall not cause the Company (A) to make any material alteration in the reporting line, role, seniority, location or diminish the terms of employment (including compensation, benefits and working conditions) of any Key Employee, otherwise (B) terminate any Key Employee or other personnel designated by Ostapchuk as key employee prior to such termination of the Company except for Cause or (C) transfer from the Company to the Buyer or its Affiliates any trading, business opportunities, revenues, customers, suppliers or such employee;
(vi)   Buyer and Ostapchuk shall meet periodically (and in any event not less than quarterly) to discuss the operations of the Company. Ostapchuk may cause the Company to enter any business line not conducted by the Company as of the date hereof, in each case, with the prior written consent of Buyer. Notwithstanding the foregoing, Ostapchuk shall have the right to cause the Company to enter new lines of business which solely relate to the design, development, manufacture, supply, maintenance and support of unmanned ground vehicles (including their related components, software and services) (the “UGV Business”) without Buyer’s prior written consent;
(vii)   Subject to each other restriction set forth in this Section 2.5(f) and the restrictive covenants enforceable by the Buyer or the Company against Ostapchuk set forth in Section 6.8, Ostapchuk shall maintain autonomy over the marketing, sale, licensing, leasing and other commercial activities of the Company within Ukraine. The Company may market, sell, license, lease, purchase or otherwise conduct business in any jurisdiction other than Ukraine, in each case, with the prior written consent of Buyer;
(viii)   Buyer shall cause any successor-in-interest to the Buyer or the Company to assume the Liabilities hereunder, including the Direct Sellers’ right to Earnout Consideration if and when payable;
(ix)   Where Buyer or any of its Affiliates has a product in its portfolio that primarily relates to the UGV Business, Buyer and Ostapchuk shall use commercially reasonable efforts to integrate such product into the Company’s operations. Notwithstanding the foregoing, if Ostapchuk reasonably determines that any such product is not suitable for integration into the Company’s operations and Buyer agrees (such agreement not to be unreasonably withheld), Ostapchuk may cause the Company to develop its own alternative product or solution in lieu of such integration;
(x)   In the event Ostapchuk resigns from the Company without Good Reason, (A) Ostapchuk’s prior written consent shall be required for the Company to hire any replacement chief engineer and chief executive officer (whether such Person is a replacement for Ostapchuk or a replacement of other chief engineer(s) or chief executive officer(s)) and (B) Buyer shall consult with Ostapchuk in good faith prior to terminating any chief engineer and chief executive officer who is not Ostapchuk;
(xi)   Buyer shall not cause the Company to terminate the employment of Mr. Ostapchuk by the Company, other than for Cause; and
(xii)   The Buyer shall not cause the Company to pass or propose any resolution to liquidate, dissolve or otherwise wind-up the Company.
(g)   Acceleration Event.   In the event Buyer causes the Company to terminate Ostapchuk’s employment with the Company without Cause or Ostapchuk resigns from the Company with Good Reason, the Earnout Consideration for each Earnout Period that has not yet been finally determined shall be deemed to be payable-in-full by Buyer (at the maximum amount payable for such Earnout Period pursuant to this Section 2.5) within five (5) Business Days to the Sellers in accordance with their Pro Rata Percentages by wire transfer of immediately available funds to such account or accounts as may be designated in writing by the Direct Sellers. For the avoidance of doubt, the acceleration of Earnout Consideration provided for in this Section 2.5(g) is personal to Ostapchuk and shall not apply to or be exercisable by any successor, replacement service provider to the Company, heir, estate, assign or other successor in interest to Ostapchuk.
For the purposes of this Agreement, “Cause” means any of the following: (a) final judgment by the competent court in respect of a criminal offence; (b) person’s willful and material breach of his written employment with the Company, which breach, if curable, remains uncured for 30 days after written notice thereof; (c) person’s willful misconduct or gross negligence in the performance of his or her duties that causes material damage to the Company or Buyer; or (d) person’s act of fraud, embezzlement or misappropriation of funds or property of the Company or Buyer.
For the purposes of this Agreement, “Good Reason” means any of the following without such person’s prior written consent: (a) a material diminution in his title, authority, duties or responsibilities; (b) a material reduction in his compensation; (c) a relocation of his primary place of employment outside of fifty (50) miles from his current place of employment, other than due to security reasons within Kyiv city or its suburbs; or (d) a material breach by Buyer or the Company of any employment agreement with the person, which breach, if curable, remains uncured for 30 days after written notice thereof.
(h)   Acknowledgments.   Each Party hereby acknowledges and agrees that the right to receive the potential Earnout Consideration pursuant to this Section 2.5 (i) is a contractual obligation of Buyer, (ii) is not a security for purposes of any federal, state or local securities laws, (iii) will not be represented by any form of certificate or instrument, (iv) does not give any Seller or any other Person any distribution rights, voting rights, liquidation rights, preemptive rights, anti-dilution rights or other rights common to holders of equity securities, and (v) is not redeemable.
Section 2.6   Tax Withholding.   Notwithstanding anything in this Agreement to the contrary, Buyer and any other applicable withholding agent shall be entitled to deduct and withhold all required Taxes from any amounts otherwise payable under this Agreement to the extent required by applicable Law. To the extent that amounts are so deducted or withheld and timely paid over to the appropriate Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. In the event Buyer determines that it must deduct or withhold any amount from any payment required to be made by it or on its behalf hereunder, the applicable Direct Seller shall have the right to elect to satisfy such obligation by making a cash payment to Buyer (or to the applicable Governmental Authority as directed by Buyer). Buyer shall use best efforts to provide written notice thereof to Sellers as soon as reasonably practicable but in any way within 5 days after such determination and shall cooperate as reasonably requested by Sellers to seek to reduce or eliminate any such deduction or withholding.
Section 2.7   Employee Allocation.   An additional amount of cash equal to Eight Hundred Thousand Dollars ($800,000) and an additional number of restricted stock units (“RSUs”) equal to One Hundred and Eighteen Thousand Three Hundred and Twenty Six (118,326) (the “Closing Allocation Amount”) and, subject to 2026 Earnout being payable under this Agreement and any ratable reduction in accordance with the finally determined Total Payout Multiplier for the 2026 Earnout (as may be adjusted by Section 2.5(c)), an additional amount of cash up to Eight Hundred Thousand Dollars ($800,000) and an additional number of RSUs up to One Hundred and Eighteen Thousand Three Hundred and Twenty Six (118,326) (collectively the “Allocation Amount”) shall be committed by the Buyer to incentive payments to the key employees of the Company as of the date of this Agreement identified by the Direct Sellers and notified to the Buyer (including the allocations between them) in advance to the Closing, including via email (the “Bonus Employees”). For the avoidance of doubt the RSUs issued in accordance with this Section 2.7 will be issued under the Buyer’s 2026 Equity Incentive Plan and pursuant to Buyer’s standard form of restricted stock unit agreement with no exercise price and subject to (i) a six-month from issuance of any Buyer Common Stock lock-up period, and (ii) approval by the Buyer Board (including the Buyer Board’s approval of this Agreement and the Closing). Promptly following the Closing, Buyer’s executive employees shall recommend a retention plan for the Company’s Bonus Employees to the Buyer Board, whereby the Bonus Employees shall receive, the in the aggregate, the amount of RSUs set forth on Section 2.7 of the Disclosure Schedules; provided such RSUs shall be subject to (i) four-year vesting pursuant to a schedule approved by the Buyer Board and (ii) a six-month from issuance of any Buyer Common Stock lock-up period.
The Buyer shall:
(a)    at Closing: (i) with respect to the cash component of the Closing Allocation Amount, make (or cause to be made) a capital contribution to the Company in an amount equal to such cash component, and cause the Company to pay such amounts to the Bonus Employees within five (5) Business Days through payroll in accordance with the allocation notified by the Direct Sellers, subject to applicable Tax deductions; and (ii) with respect to the share component of the Closing Allocation Amount, grant the RSUs to each Bonus Employee in accordance with the allocation notified by the Direct Sellers; and
(b)   simultaneous with the payment of 2026 EarnOut (if any), make (or cause to be made) the same actions as described in paragraph (a) above with respect to the cash component and RSU component of the Allocation Amount.
Section 2.8   Sellers’ Restructuring.   Prior to the Closing, the Indirect Sellers shall complete a restructuring (the “Sellers’ Restructuring”) pursuant to which all of the Participatory Interests shall be transferred to and held by (i) the legal entity wholly owned directly by Ostapchuk and (ii) the legal entity(-ies) wholly owned directly by Paliienko, Murashko and Gorovyi (each, a “Direct Seller” and, collectively, the “Direct Sellers”).
The Sellers’ Restructuring shall be structured as follows (unless otherwise determined by the Indirect Sellers pursuant to this Section 2.8): (a) preliminarily, Ostapchuk will incorporate or acquire a company under the laws of the British Virgin Islands to be designated as his Direct Seller; and (b) preliminarily, Paliienko, Murashko and Gorovyi will incorporate or acquire a limited liability company under Ukrainian laws to be designated as their Direct Seller. The Indirect Sellers shall have the right to determine the number, jurisdiction of incorporation and legal form of the Direct Sellers, the form of payments (including deferred payments, set-off, cash, etc.) for the transfer of Participatory Interests during such restructuring, and to allocate among them the Participatory Interests and the Pro Rata Percentages (including the split between Cash Purchase Price and Consideration Shares). Not later than three (3) Business Days prior to the Closing Date, the Indirect Sellers shall deliver to Buyer a written notice setting forth the identity and ownership structure of each Direct Seller and the final Pro Rata Percentages (the “Restructuring Notice”). Upon delivery of the Restructuring Notice: (A) Schedule 2.2 shall be deemed amended to reflect the information set forth therein; and (B) each Direct Seller shall execute a Joinder and deliver all closing deliverables required of Direct Sellers pursuant to Section 2.3(d) and shall assume and be bound by all representations, warranties, covenants and obligations relevant to such Direct Seller under this Agreement and the Ancillary Agreements.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE DIRECT SELLERS AND INDIRECT SELLERS
Except as set forth in the corresponding sections of the disclosure schedule delivered by Sellers to Buyer concurrently with the execution and delivery of this Agreement (the “Disclosure Schedule”), (i) each Indirect Seller (unless the specific representation or warranty set out in this Article III refers only to the Direct Sellers), severally and not jointly, hereby represents and warrants in respect of himself only, to Buyer, as of the date of this Agreement and as of the Closing, and (ii) each Direct Seller, severally and not jointly, hereby represents and warrants in respect of itself only, to Buyer, as of the date such Direct Seller enters into a Joinder and as of the Closing, as follows:
Section 3.1   Authority.   Such Indirect Seller or Direct Seller (as applicable) has all requisite power and full legal right to enter into and adhere to this Agreement and each Ancillary Agreement to which such Indirect Seller or Direct Seller (as applicable) is a party, and to consummate the transactions contemplated by this Agreement and the Ancillary Agreements. This Agreement and the Ancillary Agreements have been duly executed and delivered by such Indirect Seller or Direct Seller (as applicable) and, assuming due execution and delivery by Buyer, constitute the legal, valid, and binding obligation of such Indirect Seller or Direct Seller (as applicable), enforceable against such Seller in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
Section 3.2   No Conflict; Required Filings and Consents.
(a)    The execution, delivery, and performance by such Indirect Seller or Direct Seller (as applicable) of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not: (i) conflict with the Governing Documents of such Direct Seller, (ii) conflict with or violate any Law applicable to such Indirect Seller or Direct Seller (as applicable); or (iii) conflict with, result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or require any consent of any Person pursuant to any material Contract to which such Indirect Seller or Direct Seller (as applicable) is a party, except, in the case of clause (ii) or (iii), for any such conflicts, violations, breaches, defaults, or other occurrences that would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on such Indirect Seller’s or Direct Seller’s (as applicable) ability to consummate the transactions contemplated hereby.
(b)   Such Indirect Seller or Direct Seller (as applicable) is not required to file, seek, or obtain any notice, authorization, approval, order, permit, or consent of or with any Governmental Authority in connection with the execution, delivery, and performance by such Seller of this Agreement or the Ancillary Agreements or the consummation of the transactions contemplated hereby and thereby.
Section 3.3   Participatory Interests.   Such Direct Seller is the sole record and beneficial owner of the participatory interests in the charter capital of the Company set out against its name in Section 3.3 of the Disclosure Schedule, free and clear of any Encumbrance. The Participatory Interests held by the Direct Sellers together comprise 100% of the charter capital of the Company, the contributions in respect of which have been made in full and in compliance with the applicable law and the Charter. Each acquisition of a participatory interest in the Company by such Direct Seller, and each prior transfer of any participatory interest in the Company, was effected in compliance with applicable Law and did not breach the rights of any third party, including any participant, spouse or former spouse. Such Direct Seller has the right, authority, and power to sell, assign, and transfer the Participatory Interests to Buyer, and no consent, waiver or approval of any other participant, of any spouse or of any other Person is required for such sale, assignment and transfer other than as expressly contemplated by Section 2.3(d). Upon Buyer’s payment of the Closing Consideration and the state registration with the Companies Register of the transfer of the Participatory Interests to Buyer, Buyer shall acquire from the Direct Sellers good, valid, and freely transferable title to the Participatory Interests, free and clear of any Encumbrance, other than any Permitted Encumbrances.
Section 3.4   Litigation.   There are no Actions pending or, to the Knowledge of Sellers, threatened against such Direct Seller or Indirect Seller that would seek to prevent, delay, or burden any of the transactions contemplated by this Agreement and the Ancillary Agreements or the outcome of which would reasonably be expected to have a material adverse effect on the ability of such Direct Seller or Indirect Seller to close the transactions contemplated by this Agreement and the Ancillary Agreements.
Section 3.5   Brokers.   No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Indirect Seller or Direct Seller (as applicable).
Section 3.6   Accredited Investor; Acquisition of Shares.   Such Seller will be as of the Closing Date, and at the time such Seller was offered the Consideration Shares, was, (a) (i) an “Accredited Investor” pursuant to Rule 501(a) of Regulation D promulgated under the Securities Act or (ii) a non-U.S. person (as defined in Rule 902 of Regulation S) acquiring the Consideration Shares in an “offshore transaction” meeting the requirements of Rule 903 of Regulation S under the Securities Act; (b) acquiring the Consideration Shares only for his own account and not for the account of others, and (c) is not acquiring the Consideration Shares with a view to, or for the offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable Law. Such Seller does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Consideration Shares. Such Seller has not been formed for the specific purpose of acquiring the Consideration Shares.
Section 3.7   Restricted Securities.   Such Seller understands that the Consideration Shares have not been, and, subject to the Registration Rights Agreement, will not be, registered under the Securities Act, by reason of one or more exemptions from the registration provisions of the Securities Act, which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the each of the Seller’s representations contained in this Agreement. Such Seller has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Consideration Shares and is capable of bearing the economic risks of such investment, including the complete loss of such investment. Such Seller acknowledges that the Consideration Shares may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of unless such sale, transfer, offer, pledge, hypothecation or other disposition is pursuant to the terms of an effective registration statement under the Securities Act or are registered under any applicable state or foreign securities Laws or pursuant to an exemption from such registration under the Securities Act or any applicable state or foreign securities Laws. Such Seller acknowledges that Buyer has no obligation to register or qualify the Consideration Shares for resale under the Securities Act and/or any applicable state or foreign securities Laws, except as set forth in the Registration Rights Agreement.
Section 3.8   Legends.   Such Seller understands that the Consideration Shares and any securities issued and allotted in respect of or exchange for the Consideration Shares, may be notated with one or all of the following legends:
“THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT MADE AVAILABLE BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO

THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE.”
(a)    Any legend set forth in, or required by, any other Ancillary Agreement.
(b)   Any legend required by the securities Laws of any U.S. state or non-U.S. jurisdiction to the extent such Laws are applicable to the Consideration Shares represented by the certificate, instrument, or book entry so legended.
Section 3.9   No General Solicitation.   Neither such Seller, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Consideration Shares, and, with respect to all Consideration Shares acquired hereunder, such shares were not acquired as the result of any directed selling efforts in the U.S. within the meaning of Regulation S or any general solicitation by Buyer, any of its Affiliates, or person acting on its or their behalf.
Section 3.10   Bad Actor Matters.   Such Seller hereby represents that none of the “Bad Actor” disqualifying events described in Rule 506(d)(1)(i) to (viii) promulgated under the Securities Act (a “Disqualification Event”) is applicable to such Seller or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a Person that is a beneficial owner of such Buyer Common Stock for purposes of Rule 506(d) of the Securities Act.
Section 3.11   Independent Investigation.   In making its decision to purchase the Consideration Shares, such Seller represents that he has relied solely upon independent investigation made by such Seller. Such Seller acknowledges and agrees that such Seller has received and reviewed such information as such Seller deems necessary in order to make an investment decision with respect to the Consideration Shares, including but not limited to Buyer’s reports filed with the Securities and Exchange Commission (“SEC”). Such Seller represents and agrees that such Seller and his, her or its professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as such Seller and his, her or its advisors have deemed necessary to make an investment decision with respect to the Consideration Shares.
Section 3.12   Financial Knowledge and Experience.   Such Direct Seller acknowledges that he is aware that there are substantial risks incident to the purchase and ownership of the Consideration Shares. Such Direct Seller has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Consideration Shares, and such Direct Seller has sought such accounting, legal and tax advice as such Direct Seller has considered necessary to make an informed investment decision. Alone, or together with any professional advisor(s), such Direct Seller represents and acknowledges that such Direct Seller has analyzed and considered the risks of an investment in the Consideration Shares and determined that the Consideration Shares are a suitable investment for such Seller and that such Direct Seller is able at this time and in the foreseeable future to bear the economic risks related to holding publicly traded securities of such Direct Seller’s investment in Buyer. Such Direct Seller understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Consideration Shares or made any findings or determination as to the fairness of this investment. Nothing in this Section 3.12 or Section 3.11 shall be deemed to limit or waive any right of any Seller under Section 2.5, the Registration Rights Agreement, or the Lock-Up Agreement.
Section 3.13   Solvency.   Neither such Indirect Seller nor the Direct Sellers (as applicable) is insolvent within the meaning of any applicable insolvency Law. No order has been made, no petition has been presented or resolution passed for the recognition of such Indirect Seller or Direct Seller (as applicable) as insolvent or bankrupt, or the appointment of any administrator or equivalent. To the Knowledge of Sellers, no legal grounds exist that allow third parties to file any petition or request to commence bankruptcy proceedings against of such Indirect Seller or Direct Seller (as applicable) under any applicable Law.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY
Except as set forth in the corresponding sections of the Disclosure Schedule, each (i) Indirect Seller, severally and not jointly, hereby represents and warrants in respect of himself only, to Buyer, as of the date of this Agreement and as of the Closing, and (ii) Indirect Seller shall procure that the respective Direct Sellers will, jointly and severally, represent and warrant to Buyer, as of the date such Direct Seller enters into a Joinder and as of the Closing, as follows:
Section 4.1   Organization and Qualification.   The Company is: (a) duly incorporated and validly existing under the Laws of Ukraine and duly recorded in the Companies Register, and has all necessary corporate power and authority to own, lease, and operate its properties and to carry on its business as it is now being conducted; and (b) has no branch, representative office or other separate subdivision registered in Ukraine or in any other jurisdiction, other than as set forth on Section 4.1 of the Disclosure Schedule. The Company has made available to Buyer a true, accurate and complete copy of the Charter of the Company, each as in effect on the date hereof and as of the Closing Date.
Section 4.2   Authority.   The Company has the corporate power and authority to perform its obligations under this Agreement and the Ancillary Agreement and to consummate the transactions contemplated hereby and thereby. The performance by the Company of this Agreement and the Ancillary Agreements and the consummation by the Company of the transactions contemplated hereby and thereby has been duly and validly authorized by all necessary corporate actions and no other proceedings on the part of the Company are necessary to authorize the performance of this Agreement or the Ancillary Agreements or the consummation by the Company of the transactions contemplated hereby and thereby.
Section 4.3   No Violation.   Subject to the receipt of the Third Party Consents, the performance by the Company of its obligations under this Agreement and each Ancillary Agreement, or the consummation of the transactions contemplated hereby or thereby will not: (a) constitute a default, conflict or violation under the Governing Documents of the Company; (b) result in, require or permit the creation or imposition of any lien or Encumbrance upon or with respect to the assets of the Company, (c) result in a default, conflict or violation under, give rise to any right of termination, cancellation, or acceleration under any of the terms, conditions, or provisions of any Contract to which the Company is a party or by which it or any of its assets are bound, or give to others any rights (including rights of termination, foreclosure, cancellation or acceleration) in or with respect to any assets of the Company; or (d) conflict with or violate in any respect any Laws applicable to the Company or by which any of the Company’s assets are bound or any of the licenses and permits held by the Company.
Section 4.4   Consents.   Except as set forth in Section 4.4 of the Disclosure Schedule, the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement will not require any notice to or consent of any third party (including, but not limited to, any Governmental Authority) (collectively, “Third Party Consents”) under any provision of any Material Contract to which the Company is a party to or by which any of its assets are bound.
Section 4.5   Capitalization.   As of the Closing, the charter capital of the Company shall be UAH 100,000 and divided between the Direct Sellers in the proportions set out in Section 3.3 of the Disclosure Schedule. The charter capital has been formed in compliance with the applicable Law and the Charter and has been paid up in full, and no participant has any outstanding obligation to make any further contribution. The particulars of the Company, its participants and their respective participatory interests recorded in the Companies Register are accurate, complete and up to date, and no application in respect of the Company is pending or suspended with the state registrar. No decision has been taken to increase or decrease the charter capital, to admit any new participant, to permit the withdrawal of any participant, or for the Company to acquire any participatory interest in itself. Except as set forth on Section 3.3 of the Disclosure Schedule, there are no outstanding options, warrants, convertible securities, restricted stock, stock units, phantom stock, stock appreciation rights, subscriptions, commitments or other Contracts of any kind relating to the Equity Interests of the Company obligating the Company to issue or sell any Equity Interests or measured by reference to value of the Company. There are no outstanding contractual obligations of the Company to repurchase, redeem, or otherwise acquire any Equity Interests of the Company, and there are no corporate agreements or other Contracts in effect with respect to the voting or transfer of any of the Equity Interests of the Company.
Section 4.6   Subsidiaries.   The Company does not have any Subsidiaries and does not: (i) own any Equity Interests or other ownership interest of any other Person; (ii) control any Person; (iii) have any investments in, or hold any interest, directly or indirectly, in, any Person; or (iv) have any obligation or requirement, directly or indirectly, to provide capital contributions to, or invest in, any Person.
Section 4.7   Financial Statements; No Undisclosed Liabilities.
(a)    The Sellers have delivered to Buyer and its advisors, true, correct and complete copies of the following unaudited financial statements of the Company: (i) the unaudited consolidated balance sheets of the Company as of December 31, 2024 and December 31, 2025, and the related unaudited consolidated statement of operations and comprehensive loss, consolidated statement of changes in members’ equity and consolidated statement of cash flows for the calendar years then ended, together with notes thereto; and (ii) the unaudited consolidated balance sheet of the Company as of June 30, 2026 (the “Balance Sheet Date”), and the related unaudited statement of income and cash flows for the six (6)-month period then ended (collectively, the “Underlying FS”). The Underlying FS have been properly prepared in accordance with the Accounting Standards (PSBO), are based on the books and records of the Company, and, in all material respects, fairly and accurately reflects the financial position and results of operations of the Company as of the respective dates thereof and for the respective periods to which the Underlying FS relate, in accordance with PSBO as in effect from time to time and in accordance with the past practices of the Company, except as otherwise noted therein and subject, in the case of the Underlying FS, to normal and recurring year-end adjustments (none of which would be materially adverse, individually or in the aggregate) and the absence of notes otherwise required by PSBO (that if presented, would not differ materially from the Underlying FS). The Company maintains a standard system of accounting established and administered in accordance with PSBO. The Company has not identified or been made aware of (i) any significant deficiency or material weakness in the internal accounting controls utilized by the Company or (ii) any fraud that involves management or any other current or former director, officer, employee, consultant, contractor or manager of the Company who has a role in the preparation of financial statements or the internal accounting controls utilized by the Company.
(b)   There are no debts, liabilities or obligations of the Company other than those that are: (i) adequately disclosed or reserved against in the Underlying FS; (ii) incurred since the Balance Sheet Date in the Ordinary Course of Business of the Company and which are not, individually or in the aggregate, in excess of USD 500,000; or (iii) incurred in connection with this Agreement and the transactions contemplated hereby.
Section 4.8   Absence of Certain Changes or Events.
(a)    Since the Balance Sheet Date, no Company Material Adverse Effect has occurred.
(b)   Since the Balance Sheet Date, (i) the Company has operated in the Ordinary Course of Business, (ii) there has been no Company Material Adverse Effect, and (iii) Company has not taken any action or failed to take any action that, if taken or not taken as of the date hereof, would require the consent of Buyer pursuant to Section 6.1.
Section 4.9   Compliance with Law; Permits.
(a)    The Company is and has been for the last three (3) years in compliance in all material respects with all Laws applicable to it (other than any non-compliance that has been fully remedied in the Ordinary Course of Business without resulting in any material liability to the Company) and, to the Knowledge of Sellers, there are no facts or circumstances that would reasonably be expected to give rise to any material Action alleging any such noncompliance against the Company.
(b)   The Company is in possession of (and has for the past three years been in possession of) all material permits, licenses, franchises, approvals, certificates, consents, waivers, concessions, exemptions, orders, registrations, notices, or other authorizations of or from any Governmental Authority

(“Permits”) necessary for the Company to own, lease, and operate its properties and to carry on its business in all material respects as currently conducted. No Action is pending or, to the Knowledge of Sellers, threatened to revoke, expire, terminate, modify or limit any such Permit, and, to the Knowledge of Sellers, no event has occurred (with or without notice of time or the giving of notice or both) that would reasonably be expected to give rise to or serve as a basis for such revocation, expiration, termination, modification, or limitation of any Permit. The Company is, and has been for the past three (3) years, in compliance in all material respects with the requirements of such Permits (other than any non-compliance that has been fully remedied in the Ordinary Course of Business without resulting in any material liability to the Company), including having paid in full all fees and charges with respect to such Permits which are due and payable. During the past three (3) years, the Company has not received any written notice or, to the Knowledge of Sellers, oral notice from any Governmental Authority regarding a material violation of, conflict with, or failure to comply with, any term or requirement of any Permits.
(c)   The Company has retained in all material respects all written records as required by all applicable Laws, including, without limitation, regulations promulgated by any Governmental Authority with respect to the Permits held by the Company.
Section 4.10   Litigation.
(a)    There are no Actions that would, or would reasonably be expected to: (i) result in liability exceeding $50,000, (ii) materially limit or restrict the Company from operating in the Ordinary Course of Business or (iii) have a Company Material Adverse Effect, pending, or to the Knowledge of Sellers, threatened (whether in writing or orally), against the Company, or its or their businesses or assets, directors or officers. The Company is not subject to any order, writ, injunction, judgment or decree that, individually or in the aggregate, would reasonably be expected to affect the legality, validity or enforceability of this Agreement and the Ancillary Agreements or prevent or delay the consummation of the transactions contemplated hereby or thereby.
Section 4.11   Employee Benefit Plans.   The Company does not have, and the Company has not proposed (such proposal being legally binding and enforceable) to introduce, any share incentive scheme, share option scheme or profit sharing bonus or other incentive scheme for any director, officer or employee of the Company.
Section 4.12   Labor and Employment Matters.
(a)    The Company is not, nor has been, a party to any collective agreement or any agreement with a trade union that pertains to employees of the Company. In the last three (3) years, there has not been, nor is there pending or, to the Knowledge of Sellers, threatened, any labor dispute between the Company and any labor organization, employee, or employee representative group, nor has there been any strike, work stoppage, work slowdown or lockout involving any employee of, or affecting the Company. To the Knowledge of Sellers, there are no, and have for the past three (3) years not been, any unfair labor practice charges, grievances or complaints pending or threatened by or on behalf of any employee or group of employees of the Company. To the Knowledge of Sellers, no union organization campaign is, or ever has been, in progress with respect to any employee or group of employees of the Company.
(b)   There are, and in the last three (3) years, there have been, no pending or, to the Knowledge of Sellers, threatened Actions concerning labor or employment matters with respect to the Company. The Company is, and in the last three (3) years, has been in compliance in all material respects (other than any non-compliance that has been fully remedied in the Ordinary Course of Business without resulting in any material liability to the Company) with all applicable Laws respecting labor and employment, including termination of employment, employment practices, terms and conditions of employment, immigration, wages and hours, working time, occupational safety and health, and workers’ compensation.
(c)   Sellers have delivered to Buyer a true, correct and complete list of all current key employees of the Company (the “Key Employees”) including the following information for each: (i) name, (ii) job title, and (iii) tenure at the Company.

(d)   Sellers have delivered to Buyer a true, correct and complete list of all consultants and independent contractors of the Company including the following information for each: (i) name, (ii) description of services provided; (iii) existence of a contract, and (iv) length of time engaged.
(e)   To the Knowledge of Sellers, no officer, director or management-level employee of the Company is or has for the past three (3) years been the subject of a pending allegation of workplace sexual harassment or assault, nor is any officer, director or other employee of the Company currently accused of engaging in workplace sexual harassment or assault and, to the Knowledge of Sellers, no such allegations or accusations are threatened.
(f)   With respect to the employees of the Company, during the last twelve (12) months, there has been no mass layoff, plant closing or shutdown that could implicate the collective redundancy notification and consultation requirements in accordance with the applicable Law.
(g)   The Company does not engage any individuals as individual entrepreneurs, gig-specialists, consultants or other independent contractors.
(h)   Sellers have delivered to Buyer true, correct and complete lists each employee of the Company in respect of whom a deferral from mobilisation has been granted, together with its expiry date, and each employee currently serving in the Armed Forces of Ukraine or another military formation. The Company has complied in all material respects with its military registration obligations under the applicable Law.
(i)   Sellers have delivered to Buyer true and complete information on material increases of salaries and bonuses paid to the Key Employees of the Company since June 1, 2026, and except for that since June 1, 2026 the Company has not materially increased the salaries, wages, other compensation rates, bonuses, or other benefits payable or provided by the Company to any of its officers, employees, directors, managers, independent contractors or consultants.
Section 4.13   Insurance.   Section 4.13 of the Disclosure Schedule sets forth a true and complete list of all insurance policies in force with respect to the Company.
Section 4.14   Real Property; Title to Assets.
(a)    Section 4.14(a) of the Disclosure Schedule lists each Leased Real Property and the expiration of the term of such lease for each Leased Real Property. With respect to each Leased Real Property, the Company has delivered or made available to Buyer true, correct and complete copies of any and all leases and all material modifications, amendments and assignments thereof affecting the Leased Real Property (collectively, the “Leases”). Each Lease is a valid, existing and binding obligation of the Company enforceable in accordance with its terms and is in full force and effect, and, to the Knowledge of Sellers, no party to a Lease is in material breach or default thereunder. The Company has performed in all material respects all obligations to be performed by it prior to the date hereof under each Lease and has not received any written or, to the Knowledge of Sellers, oral notice of default which remains uncured. To the Knowledge of Sellers, there are no material claims or demands by any landlord under any Lease. To the Knowledge of Sellers, each Leased Real Property and the use and operation thereof in the conduct of the Company’s business does not violate any applicable Law in any material respect.
(b)   The Company does not own and has never owned any interest in any real property, except its leasehold interest in the Leased Real Property.
(c)   The Company has good and valid title to, or a valid leasehold interest in, all material tangible properties and assets used for its business and operations. All such assets (including leasehold interests) are free and clear of all Encumbrances, other than Permitted Encumbrances. The Company’s assets, rights and properties are sufficient in all material respects to permit the continued conduct of the Company’s business in substantially the same manner as conducted immediately prior to the date hereof and the Closing Date (as applicable).

Section 4.15   Intellectual Property and Data Protection.
(a)    Sellers have delivered to Buyer, with the application number, application date, registration/issue number, registration/issue date, title or mark, country or other jurisdiction, owner(s), and URLs, as applicable, a true, correct and complete register of all digital IT Assets and list of all of the following Company Owned IP: Patents, registered Trademarks, applications to register any Trademarks, registered Copyrights, applications for registration of Copyrights and Domain Names (together, the “Company Registered IP”). Any and all renewal and maintenance fees, taxes, annuities or other fees payable in respect of the Company Registered IP and due before Closing have been paid in full through Closing.
(b)   Except as set forth in Section 4.15(b) of the Disclosure Schedule, each item of Company Owned IP created by an employee, gig-specialist, individual entrepreneur or other contractor of the Company in the course of, or in connection with, his or her engagement has been validly and exclusively assigned to, or vested in, the Company by a written agreement complying with applicable Ukranian IP Laws, and no such Person retains any, except for the IP moral rights, rights in any Company Owned IP.
(c)   Except as set forth in Section 4.15(c) of the Disclosure Schedule, the Company (i) solely and exclusively owns each item of Company Owned IP free from any Encumbrances (except for Permitted Encumbrances) and (ii) has obtained and possesses valid licenses or other rights to all other Company IP. The Company has taken commercially reasonable actions to maintain and protect all Company Owned IP.
(d)   The Company owns or has the right to use all Intellectual Property used in, or otherwise related to, the operation of the business of the Company. To the Knowledge of Sellers, the Company, including the conduct of the business of the Company and the possession or use of the Company IP by the Company, does not, infringe, misappropriate, violate or otherwise conflict with, and has not infringed, misappropriated, violated or otherwise conflicted with, any Intellectual Property right of any other Person, in each case, in any material respect. To the Knowledge of Sellers, no claim or Action is pending or, to the Knowledge of Sellers, threatened against the Company that asserts or alleges any such infringement, misappropriation, violation or conflict. To the Knowledge of Sellers, no Person is infringing, misappropriating or otherwise violating any material Company Owned IP. The Company has paid, and will continue to pay when due, all filing fees, maintenance fees, renewal fees, and other charges required to prosecute, maintain, and preserve the validity and enforceability of any registered Company Owned IP.
(e)   No independent contractor, consultant, or other non-employee third party has been engaged by the Company to create, develop, or contribute to any Company Owned IP, and all Intellectual Property used in or necessary to the operation of the Company’s business has been developed solely by employees of the Company acting within the scope of their employment.
(f)   The Company exclusively owns and has sole control over all right, title, and interest in and to all learning data and test field data (collectively, the “Field Data”) used in, generated by, or otherwise related to the operation of its business, including all databases, datasets, compilations, and derivative works thereof. No other Person owns or has any right, title, or interest in or to, or any license or other right to use, any of the Field Data. The Company has taken commercially reasonable steps to maintain and protect the confidentiality, integrity, and security of the Field Data.
(g)   The Company has not assigned, transferred, licensed, sublicensed, or otherwise conveyed or granted any right, title, or interest in or to any Company Owned IP to any third party.
(h)   Except as set forth in Section 4.15(h) of the Disclosure Schedule, the Company’s implementation of the 1C:Enterprise 8.3 platform, is not used to process, store, or transmit any state information resources, official information, or information constituting a state secret, and, to the extent that any such information has been or is being processed in such manner, the Company is actively evaluating the implementation of alternative solutions that are compliant with all applicable Laws, regulations, and governmental requirements governing the processing and protection of such information.

(i)   The Company has taken commercially reasonable security measures to protect the secrecy and confidentiality of all Trade Secrets included in the Company Owned IP. To the Knowledge of Sellers, there has been no misappropriation or unauthorized disclosure of such Trade Secrets that has caused material damage to or disruption of the business of the Company.
(j)   Except as would not be material to the Company, to the Knowledge of Sellers the IT Assets (i) perform in conformance with their intended purpose, and (ii) are free from any material software defect or error that may materially disrupt the business of the Company. To the Knowledge of Sellers, the IT Assets do not contain any virus, software routine or hardware component designed to permit unauthorized access or to disable or otherwise harm any computer, systems or software, or any software routine designed to disable a computer program automatically with the passage of time or under the positive control of a Person other than an authorized licensee or owner of the software. To the Knowledge of Sellers, the IT Assets are sufficient to conduct the business of the Company as currently conducted and currently contemplated to be conducted.
(k)   The Company is and has been in material compliance with all applicable Privacy Requirements.
(l)   To the Knowledge of Sellers, no Person has gained unauthorized access to, acquired, or engaged in unauthorized processing of (i) any material Personal Information or material Company Data held by the Company, or (ii) any IT Assets that Process Personal Information or Company Data and owned or maintained by the Company, its customers, subcontractors or vendors (a “Security Breach”) and the Company has no reason to reasonably suspect a Security Breach has occurred. The Company has at all times in the past used commercially reasonable controls to detect, identify and remediate Security Breaches.
(m)   The Company has at all times maintained in place security measures sufficient to comply with applicable Privacy Requirements.
(n)   To the Knowledge of Sellers, there has not been any Order adversely affecting the Company’s use, disclosure or other processing of any Personal Information in any material respect. To the Knowledge of Sellers, there are no facts or circumstances that could constitute a reasonable basis for any Action relating to data privacy, data protection or data security. The Company has not received any communications from nor, to the Knowledge of Sellers, been the subject of any investigation by Ukrainian data protection authority.
Section 4.16   Taxes.
(a)    All material Tax Returns required to have been filed by or with respect to the Company have been timely filed (taking into account any extension of time to file granted or obtained), and such Tax Returns have been duly and accurately prepared in all material respects. All Taxes shown to be payable on such Tax Returns have been paid or will be timely paid and all other Taxes required to be paid by the Company have been timely paid, in each case except for any such Taxes being contested in good faith by appropriate proceedings. There are no ongoing audits, examinations, investigations, or other Actions by any taxing Governmental Authority against the Company. The Company has not received from any taxing Governmental Authority any written or, to the Knowledge of Sellers, oral notice indicating an intent to open an audit or other review, request for information relating to Tax matters, except in the Ordinary Course of Business, or any written or, to the Knowledge of Sellers, oral notice of deficiency or proposed adjustment for any amount of Tax proposed, asserted or assessed by a taxing Governmental Authority or by operation of the Law against the Company. No deficiency for any amount of Tax has been asserted or assessed by a taxing Governmental Authority in writing against the Company that has not been satisfied by payment, settled or withdrawn. There are no Tax Encumbrances on the assets of the Company (other than Permitted Encumbrances).
(b)   Notwithstanding the foregoing, nothing in this Section 4.16 shall be construed as a representation or warranty with respect to the amount, availability, or usability of any net operating loss, capital loss, Tax basis, Tax asset, Tax accounting method, Tax filing position, or Tax attribute in any Tax period, or portion thereof, beginning after the Closing Date. The representations and warranties contained in this Section 4.16 are the only representations and warranties being made with respect to Taxes.

(c)   The Company is not a party to or bound by any Tax indemnity, sharing, allocation or any similar agreement, or any other contractual obligation to pay the Tax obligations of another Person or to pay the Tax obligations with respect to transactions relating to any other Person (other than (A) any such customary agreements with customers, vendors, lenders, or the like entered into in the Ordinary Course of Business or (B) any agreement where property Taxes are payable with respect to properties leased). The Company has not (i) applied for any Tax ruling or (ii) entered into any Contract with any taxing Governmental Authority. The Company has not entered into any power of attorney with respect to Taxes outside the Ordinary Course of Business.
(d)   The Company has complied in all material respects with all applicable Laws relating to the withholding and payment of Taxes, and the Company has withheld and timely paid all Taxes (including Income Tax on income payable to non-residents) required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, equity holder or other third party. For all sales that are exempt from value added and similar Taxes and that were made without charging or remitting value added or similar Taxes, the Company has properly received and retained any appropriate Tax exemption certificates and other documentation qualifying such sales as exempt in accordance with the applicable Law.
(e)   The Company has not waived, extended, or agreed to extend any applicable statute of limitations relating to any Tax assessment or deficiency applicable to the Company for any period which waiver or extension is still outstanding, unless required by the operation of the Law.
(f)   The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in, or improper use of, any method of accounting for a taxable period ending on or before the Closing Date, (ii) installment sale or open transaction disposition made on or before the Closing Date, or (iii) prepaid amount or deferred revenue received or realized on or before the Closing Date.
(g)   Full and adequate provision in accordance with PSBO has been made in the Underlying FS for all Taxes payable by the Company for all periods ending on or prior to the date of the Underlying FS and the Company has not incurred any material Taxes outside the Ordinary Course of Business since such date.
(h)   The Company has complied in all material respects with the transfer pricing requirements of the applicable Law, including in respect of any controlled transaction with a Seller or any of its Affiliates, and has filed all reports on transfer pricing compliance required to be filed by it in accordance with the applicable Law. The Company is a registered resident of the Diia City legal regime and has at all times satisfied the qualifying criteria set out in the Law of Ukraine “On Stimulating the Development of the Digital Economy in Ukraine”, and, to the Knowledge of Sellers, no ground exists for the termination of such residency.
(i)   The Company has complied in all material respects with the currency control requirements of the Law of Ukraine “On Currency and Currency Transactions” and the regulations of the National Bank of Ukraine, and has no outstanding material liability for penalties in respect of overdue settlements under export or import contracts or other currency regulation breaches.
Section 4.17   Environmental Matters.   The Company is in compliance in all material respect with all applicable Environmental Laws and has obtained and is in compliance in all material respect with all Environmental Permits and there are no written or, to the Knowledge of Sellers, oral claims alleging violation of or liability pursuant to any Environmental Law pending or, to the Knowledge of Sellers, threatened in writing against the Company.
Section 4.18   Material Contracts.
(a)    Section 4.18(a) of the Disclosure Schedule sets forth a complete and accurate list of the following Contracts that are material to the operation of the Company’s business (such Contracts as described in this Section 4.18(a) being “Material Contracts”).

(b)   The Company has made available to Buyer a copy of each written Material Contract. Each Material Contract is valid, binding, in full force and effect, and enforceable by the Company against the parties thereto in accordance with its terms, and is not subject to any material claims; and the Company is not in material breach or default under any of the Material Contracts and to the Knowledge of Sellers no event has occurred which with notice or lapse of time would constitute such a breach or default or which would give rise to any rights of notice, modification, acceleration, payment, cancellation or termination of or by another party under, or in any manner releases any party thereto from any obligation under, except as may be provided in such Material Contract, any such Contract and (iii) to the Knowledge of Sellers, no other Person under any Material Contract is in material breach or default thereunder. The Company has not received written or, to the Knowledge of Sellers, oral notice from any counterparty to a Material Contract that such counterparty is terminating or intends to terminate such Material Contract.
Section 4.19   Customers and Suppliers.
(a)    Section 4.19(a) of the Disclosure Schedule sets forth, for the fiscal years ended December 31, 2024 and December 31, 2025, for the six (6) months ended on the Balance Sheet Date, the top five customers of the Company (collectively, the “Top Customers”), and with respect to each Top Customer, the revenues received for each of the fiscal years ended December 31, 2024 and December 31, 2025, for the six (6) months ended on the Balance Sheet Date.
(b)   The Company has not received any written or, to the Knowledge of Sellers, oral notice indicating that any Top Customer: (i) intends to cease dealing with the Company; (ii) will otherwise reduce the volume of business transacted with the Company below historical levels; (iii) is dissatisfied in any material respect with any product or service of the Company or with its business relationship with the Company; (iv) intends to file for bankruptcy or cessation of business; or (v) otherwise intends to breach or change other material terms of its business with the Company. The Company is not currently engaged in, and, to the Knowledge of Sellers, no conditions, facts or circumstances exist that would reasonably be expected to result in, a material dispute with any Top Customer. All prepaid amounts, deposits, and advance payments received by the Company have been applied and accounted for solely in accordance with the purposes for which they were received and the terms of the applicable Contracts, and have not been diverted, misappropriated, or otherwise misused.
(c)   Section 4.19(c) of the Disclosure Schedule sets forth, for the fiscal years ended December 31, 2024 and December 31, 2025, for the six (6) months ended on the Balance Sheet Date, the top five suppliers of the Company (collectively, the “Top Suppliers”), and with respect to each Top Supplier, the aggregate dollar value of purchases for each of the fiscal years ended December 31, 2024 and December 31, 2025, for the six (6) months ended on the Balance Sheet Date.
(d)   The Company has not received any written or, to the Knowledge of Sellers, oral notice indicating that any Top Supplier: (i) intends to cease supplying goods or services to the Company; (ii) will otherwise reduce the volume of business transacted with the Company below historical levels; (iii) intends to file for bankruptcy or cessation of business; or (iv) otherwise intends to terminate, breach or materially modify its relationship with the Company. The Company is not currently engaged in, and, to the Knowledge of Sellers, no conditions, facts or circumstances exist that would reasonably be expected to result in, a material dispute with any Top Supplier. No supplier to the Company represents the sole source of supply for goods or services used in the conduct of the business of the Company.
(e)   To the reasonable Knowledge of Sellers, based on the Company’s current production capacity, supply chain arrangements, inventory levels, and logistical capabilities, the Company is able to perform its contractual obligations with respect to the delivery of goods in a timely manner and in sufficient quantities, in each case in accordance with the terms and conditions of the applicable Contracts. Except as set forth in Section 4.19(e) of the Disclosure Schedules, to the Knowledge of Sellers, nothing has come to the attention of the Company that would reasonably be expected to materially impair or prevent the Company from fulfilling such delivery obligations in the Ordinary Course of Business.
Section 4.20   Transactions with Affiliates.   None of the Direct Sellers, the Indirect Sellers or any of their respective Affiliates, nor any current director, manager or officer of the Company: (a) has any direct or indirect interest (i) in, or is a director, manager, officer or holder of five percent (5%) or more of the equity interests of, any Person that is a material client, customer, supplier, lessor, lessee, debtor, creditor of the Company, or (ii) in any material property, asset or right that is owned or used by the Company in the conduct of its business; or (b) is a party to any material agreement or transaction with the Company (other than (A) employment agreements, benefit plans or compensation arrangements in the Ordinary Course of Business, and (B) any agreement or transaction on arm’s-length terms entered into in the Ordinary Course of Business). There is no outstanding material Indebtedness owed to the Company from any Direct Seller, any Indirect Seller, any current director, manager or officer of the Company, or any of the foregoing Persons’ respective Affiliates.
Section 4.21   Brokers.   No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company.
Section 4.22   Inventory; Accounts Receivable.   To the Knowledge of Sellers, the inventory of the Company is, in all material respects, merchantable and fit for the purpose for which it was procured or manufactured, and is not, in any material respect, slow-moving, obsolete, damaged, or defective, in each case subject to the reserve for inventory writedown (if any) set forth in the Underlying FS, as adjusted for the passage of time through the Closing Date in the Ordinary Course of Business and subject to any damage, loss, obsolescence or impairment arising from or attributable to the armed conflict, martial law, mobilisation orders or military operations in Ukraine. All material accounts receivable of the Company are reflected properly on its books and records and are valid receivables, and are collectible in the Ordinary Course of Business subject to the reserve for bad debts (if any) set forth on the Underlying FS as adjusted for the passage of time through the Closing Date in accordance with the Ordinary Course of Business of the Company. The accounts payable and accruals of the Company have arisen in bona fide arm’s-length transactions in the Ordinary Course of Business, and the Company has been paying its accounts payable in all material respects as and when due.
Section 4.23   Products.   To the Knowledge of Sellers, all products manufactured, sold or delivered by the Company have been in conformity (other than any non-conforming that has been fully remedied in the Ordinary Course of Business without resulting in any material liability to the Company) with all applicable warranties, and the Company has not had any material liability for replacement thereof or other damages in connection therewith in excess of any warranty reserve (if any) established with respect thereto on the Underlying FS as adjusted for the passage of time through the Closing Date in accordance with the Ordinary Course of Business of the Company. No products manufactured, sold or delivered by the Company are subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale with respect thereto which, in each case, have been made available to Buyer. The Company has not received any written or, to the Knowledge of Sellers, oral notice of any claims for any extraordinary product recalls, returns or warranty obligations relating to any of its products or services. Without limiting the generality of the foregoing, during the twelve (12) month period immediately preceding the Closing Date: (a) no customer has returned, or threatened to return, any goods or products delivered by the Company; (b) the Company has not incurred, nor has any customer asserted or threatened, any fees, penalties, chargebacks, or clawbacks; (c) no delivery by the Company has been faulty, defective, or non-conforming (other than any non-conformity that has been fully remedied in the Ordinary Course of Business without resulting in any material liability to the Company); and (d) no delivery by the Company has been late or delinquent. For the avoidance of doubt, the warranties in this Section 4.23 shall not apply to any damage, loss or injury arising from the use of the Company’s products for their intended military or defence purpose in accordance with their specifications.
Section 4.24   International Trade.   Except as set forth on Section 4.24 of the Disclosure Schedule:
(a)    Neither the Company, nor any of its directors, officers or employees is currently, or has been, (i) a Sanctioned Person; (ii) located, organized or resident in a Sanctioned Territory; (iii) engaged in any dealings or transactions with, involving or for the benefit of any Sanctioned Person or in or with any Sanctioned Territory; or (iv) otherwise in violation of applicable Sanctions Laws.
(b)   To the Knowledge of Sellers, the Company is in compliance in all material respects with all applicable Trade Compliance Laws. Without limiting the foregoing:

(c)   the Company has obtained in a timely manner all export licenses and other consents, authorizations, waivers, approvals and orders from, and have made and filed all necessary notices, registrations, declarations and filings with, any Governmental Authority, and has met the requirements of any license exceptions or exemptions, as required in connection with the export and re-export of their products and services, and releases of technology and technical data to foreign nationals located in the United States and abroad (collectively, “Export Approvals”);
(d)   the Company is in compliance in all material respect with the terms of all applicable Export Approvals; and
(e)   To the Knowledge of Sellers, the Company has not made any voluntary or non-voluntary disclosure to any Governmental Authority under the applicable Trade Compliance Laws. To the Knowledge of Sellers, there are no pending inquiries, investigations, or enforcement actions by any Governmental Authority regarding compliance by the Company with respect to the applicable Trade Compliance Laws.
Section 4.25   Anti-Corruption.   Neither the Company, nor, to the Knowledge of Sellers, any of its current directors, officers or employees, has directly or indirectly violated in any material respect any applicable Anti-Corruption Laws or made any unlawful payment or given, offered, promised, or authorized or agreed to give, any money or thing of value, directly or indirectly, to any Government Official. The Company has not made any voluntary or non-voluntary disclosure to any Governmental Authority under the Anti-Corruption Laws. To the Knowledge of Sellers, there are no pending or threatened inquiries, investigations, or enforcement actions regarding compliance by the Company with respect to Anti-Corruption Laws, and no Governmental Authority has assessed any fine or penalty against, or issued any warning letter to, the Company with regard to compliance with Anti-Corruption Laws.
Section 4.26   Government Contracts.
(a)    With respect to any Government Contract, from the date of the Company’s incorporation, there has been, no: (i) civil fraud, criminal or bribery investigation by any Governmental Authority; (ii) internal investigation in connection with any alleged fraud, bribery, contractual noncompliance or any other issue in connection with such Government Contract; (iii) suspension or debarment proceeding against the Company; or (iv) dispute between the Company and a Governmental Authority that has resulted in a government contracting officer’s final decision where the amount in controversy exceeds or is expected to exceed $5,000 in fines, penalties, legal fees, accounting fees or expenses to cure or, which, regardless of any monetary cost, could reasonably be expected to impede the Company from doing business with any Governmental Authority.
(b)   The Company has complied in all material respects with all material contractual requirements specific to each Government Contract (including any milestone, delivery or performance obligations thereunder).
(c)   Neither the Company, nor any of its managers, directors, officers or employees are or have been debarred, suspended or otherwise rendered generally ineligible for award of contracts with any Governmental Authority.
(d)   The Company holds all licences, permits and authorisations required for its activities under the Law of Ukraine “On State Control over International Transfers of Goods of Military Purpose and Dual Use”, and all products supplied by it under any Government Contract have been duly codified and admitted to operation where required. The consummation of the transactions contemplated by this Agreement will not result in the suspension, revocation, variation or non-renewal of any such licence, permit or authorisation, nor give any contracting authority a right to terminate or suspend any Government Contract.
(e)   The Company holds, and has at all times since the date of the relevant Government-Supported Financing held, the status of an enterprise determined by the Ministry of Strategic Industries of Ukraine to be critically important for the functioning of the economy in a special period in the sphere of the defence-industrial complex, and no Action is pending or, to the Knowledge of Sellers, threatened in writing to revoke, suspend or decline to renew that status.

(f)   With respect to each grant, subsidy, below-market-rate financing arrangement, interest-rate subsidy, loan guarantee or similar form of governmental financial assistance to which the Company is a party or under which the Company has received or is entitled to receive any funds, benefits or other support from a Governmental Authority (“Government Funding Arrangement”):
(i)   all applications, proposals, reports and other submissions made by or on behalf of the Company to the applicable Governmental Authority in connection therewith were, at the time of submission, true, accurate and complete in all material respects and did not contain any misstatement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;
(ii)   the Company is, and from the date of its formation has been, in compliance in all material respects with all terms, conditions, covenants, restrictions and requirements of such Government Funding Arrangement (including any conditions on the use or expenditure of funds, reporting obligations, employment or operational requirements and any milestone or performance obligations);
(iii)   no event has occurred and no condition exists that (with or without notice, lapse of time or both) would constitute a default or breach by the Company under, or give any Governmental Authority the right to revoke, suspend, terminate, claw back, recapture or require repayment of any amounts under, such Government Funding Arrangement; and
(iv)   the Company has not received any written (or, to the Knowledge of the Company, oral) notice from any Governmental Authority or other Person alleging any breach, default, non-compliance or potential clawback or recapture with respect to such Government Funding Arrangement.
(g)   With respect to any Government Funding Arrangement that provides for or supports a government guarantee, interest-rate subsidy or other governmental credit enhancement in connection with any Indebtedness of the Company (each, a “Government-Supported Financing”), the Company is, and from the date of its incorporation has been, in compliance in all material respects with all program requirements, eligibility criteria and ongoing obligations applicable to such Government-Supported Financing, and no event has occurred that would cause or permit the applicable Governmental Authority to withdraw, reduce or decline to honor such guarantee, subsidy or credit enhancement.
Section 4.27   Exclusivity of Representations and Warranties.   Neither any Direct Seller, any Indirect Seller, the Company, nor any of their respective Affiliates or Representatives is making any representation or warranty concerning the Company of any kind or nature whatsoever, oral or written, express or implied, except as expressly set forth in this Article IV and the Ancillary Agreements, and each of the Direct Sellers and the Indirect Sellers hereby disclaims any such other representations or warranties. Without limiting the foregoing, none of the Direct Sellers, the Indirect Sellers, the Company, nor any other Person shall have any liability or indemnification obligation to Buyer, its Affiliates or Representatives or any other Person arising from the delivery, disclosure or use of any information, documentation, projections, forecasts or other materials made available in any data rooms, management presentations or otherwise in connection with the transactions contemplated by this Agreement (including any financial projections or other supplemental data), except to the extent expressly warranted in this Agreement or the Ancillary Agreements. Notwithstanding the foregoing, nothing in this Agreement shall limit or restrict any claim based on or arising out of Fraud.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF BUYER
Buyer hereby represents and warrants to Sellers and the Company, as of the date of this Agreement and as of the Closing Date, as follows:
Section 5.1   Organization.   Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware and has all necessary corporate power and authority to own, lease, and operate its properties and to carry on its business as it is now being conducted.

Section 5.2   Authority.   Buyer has the corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution, delivery, and performance by Buyer of this Agreement and the Ancillary Agreements and the consummation by Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action and no other proceedings on the part of Buyer are necessary to authorize the execution, delivery and performance of this Agreement or the Ancillary Agreements or the consummation by Buyer of the transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements have been duly executed and delivered by Buyer and, assuming due execution and delivery by each of the other Parties, constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
Section 5.3   No Conflict; Required Filings and Consents.
(a)    The execution, delivery, and performance by Buyer of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate the Governing Documents of Buyer; (ii) conflict with or violate any Law applicable to Buyer or by which any property or asset of Buyer is bound or affected; or (iii) conflict with, result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, or require any consent of any Person pursuant to, any material Contract to which Buyer is a party, except, in the case of clause (ii) or (iii), for any such conflicts, violations, breaches, defaults, or other occurrences that would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.
(b)   Buyer is not required to file, seek, or obtain any notice, authorization, approval, order, permit, or consent of or with any Governmental Authority in connection with the execution, delivery, and performance by Buyer of this Agreement and the Ancillary Agreements or the consummation of the transactions contemplated hereby or thereby, except for any filings required to be made with the SEC and Nasdaq and in connection with obtaining the AMC Approval, the Buyer Stockholder Approval and the Resale Registration Documents.
Section 5.4   Sufficiency of Funds.   Buyer has, and shall have at the Closing, sufficient funds to permit Buyer to consummate the transactions contemplated by this Agreement and the Ancillary Agreements and to pay all related fees and expenses. There is no circumstance or condition that, in the aggregate with all other circumstances and conditions, could reasonably be expected to prevent or substantially delay the availability of such funds at Closing. Notwithstanding anything to the contrary contained herein, Buyer acknowledges and agrees that its obligations to consummate the transactions contemplated hereby are not contingent upon its ability to obtain any third-party financing.
Section 5.5   Brokers.   No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Buyer.
Section 5.6   Solvency.   Buyer is not entering into this Agreement or any Ancillary Agreement with the intent to hinder, delay, or defraud either present or future creditors of the Company. Buyer is solvent as of the date of this Agreement and will be solvent after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements. Assuming: (a) that the representations and warranties set forth in this Article V are true and correct in all material respects; and (b) the satisfaction of the conditions in Section 8.1, Section 8.2, and Section 8.3, the Company shall, after giving effect to the transactions contemplated by this Agreement and the Ancillary Agreements, including the payment of the aggregate Purchase Price, the payment of all other amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements, and the payment of all related fees and expenses, be solvent at the Closing. As used in this Section 5.6, “solvent” means, on a particular date, that on such date, (i) the sum of the assets (at a fair market valuation) of Buyer and, after the Closing, the Company, on a consolidated basis, and each of them on a stand-alone basis, shall exceed their liabilities; (ii) each of Buyer and, after the Closing, the Company, on a consolidated basis, and each of them on a stand-alone basis, has not incurred and does not intend to incur and does not believe that it shall incur, liabilities beyond its ability to pay as such liabilities mature; and (iii) each of Buyer and, after the Closing, the Company, on a consolidated basis, and each of them on a stand-alone basis, has sufficient capital and liquidity with which to conduct its business at the Closing.
Section 5.7   Litigation.   There are no Actions pending or, to the knowledge of Buyer, threatened, against Buyer, nor is Buyer subject to any judgment, order, or decree of any court or Governmental Authority that would seek to prevent, delay, or burden any of the transactions contemplated by this Agreement and the Ancillary Agreements or the outcome of which is likely to have a material adverse effect on the ability of Buyer to close the transactions contemplated by this Agreement and the Ancillary Agreements.
Section 5.8   Buyer Common Stock.   All shares of Buyer Common Stock issued under this Agreement will be duly authorized, validly issued, fully paid and nonassessable and not subject to any preemptive rights created by statute, Buyer’s Governing Documents or any Contract to which Buyer is a party or by which it is bound. The issued and outstanding shares of Buyer Common Stock are registered pursuant to Section 12(b) of the Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on Nasdaq under the symbol “SWMR”. There is no suit, action, proceeding or investigation pending or, to the knowledge of Buyer, threatened against Buyer by Nasdaq or the SEC with respect to any intention by such entity to deregister the Buyer Common Stock or prohibit or terminate the listing of the Buyer Common Stock on Nasdaq, excluding, for the purposes of clarity, the customary ongoing review by Nasdaq of the Buyer’s listing of additional shares application in connection with the transactions contemplated by this Agreement. Buyer has taken no action that is designed to terminate or is reasonably expected to result in the termination of the registration of the Buyer Common Stock under the Exchange Act or the listing of the Buyer Common Stock on Nasdaq and is in compliance in all material respects with the listing requirements of Nasdaq.
Section 5.9   SEC Filings.   Buyer has in all material respects, filed or furnished, all forms, reports, statements and other documents required to be filed with the SEC (collectively, and together with all exhibits and schedules thereto and all information incorporated therein by reference, the “SEC Reports”). As of their respective dates of filing with the SEC (or, if amended, as of the date of the last such amendment), each of the SEC Reports complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC promulgated thereunder. To the Buyer’s knowledge, none of the SEC Reports, as of their respective dates of filing (or, if amended, as of the date of the last such amendment), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Section 5.10   No Undisclosed Liabilities.   Except as disclosed in the SEC Reports filed prior to the date of this Agreement, Buyer does not have any liabilities of a nature required to be reflected on a balance sheet prepared in accordance with GAAP, except for (i) liabilities reflected or reserved against in Buyer’s most recent balance sheet included in the SEC Reports, (ii) liabilities incurred in the ordinary course of business since the date of such balance sheet, and (iii) liabilities incurred in connection with the transactions contemplated by this Agreement.
Section 5.11   Absence of Buyer Material Adverse Effect.   Since the date of the most recent balance sheet included in the SEC Reports through the date of this Agreement, (i) the Buyer has operated in the ordinary course of business, (ii) there has been no Buyer Material Adverse Effect, nor any event occurred that could reasonably be expected to have a Buyer Material Adverse Effect.
ARTICLE VI
COVENANTS
Section 6.1   Conduct of Business Prior to the Closing.   Except (i) as contemplated by this Agreement, (ii) as set forth on Section 6.1 of the Disclosure Schedule, or (iii) as required by applicable Law, between the date hereof and the Closing Date, unless Buyer shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned, or delayed), (iv) as contemplated to complete actions under the Sellers’ Restructuring (v) as reasonably undertaken in any disaster, emergency, military attack, shelling, armed hostilities, or other situation arising from the ongoing invasion into Ukraine or martial law in Ukraine, where it is not practicable to consult with the Buyer in advance of taking such actions, with the intention of and to the extent only of those matters required to protect the life, health or safety of employees of the Company or to minimise any adverse effect on the Company’s assets or operations, provided that the Company provides written notice to the Buyer as soon as reasonably practicable thereafter and consults the Buyer in good faith on the appropriate actions to be taken going forward, the business of the Company shall be conducted only in the Ordinary Course of Business in all material respects and shall substantially preserve intact its present business organization and goodwill and substantially preserve the current business relationships with Persons with whom the Company has material business dealings, including its customers, suppliers, contractors, licensors, employees, independent contractor, other service providers, vendors and distributors, and the Direct Sellers shall cause the Company not to:
(a)    amend its Governing Documents;
(b)   issue or sell any Equity Interests;
(c)   acquire any corporation, partnership, limited liability company, other business organization, or division thereof or any assets other than asset purchases in the Ordinary Course of Business that are not material, individually or in the aggregate, to the Company taken as a whole;
(d)   adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, or recapitalization;
(e)   declare, set aside, make, or pay any dividends or other distributions (other than dividends and distributions of cash) with respect to any of its Equity Interests;
(f)   reclassify, combine, split, subdivide, redeem, purchase, or otherwise acquire, directly or indirectly, any of its Equity Interests or make any other change with respect to its capital structure;
(g)   enter into any Contract that would be a Material Contract that is in excess of $100,000 if entered into prior to the date hereof other than any such Contracts entered into in the Ordinary Course of Business (including Contracts with customers, vendors, or clients) or terminate, materially modify, amend or waive any term (except for terminating, modifying, amending, waiving in the Ordinary Course of Business) of any Material Contract that is in excess of $100,000;
(h)   authorize, or make any commitment with respect to, any single capital expenditure that (i) is not reflected in the Company’s approved business plan or (ii) that is in excess of $500,000, other than capital expenditure in the Ordinary Course of Business;
(i)   terminate the employment of any Key Employee, independent contractor or other service provider (except for cause);
(j)   grant or announce any cash or equity or equity-based incentive award, bonus, severance or similar compensation, or any increase in the salaries, wages, other compensation rates, bonuses, or other benefits payable or provided by the Company to any of its officers, employees, directors, managers, independent contractors or consultants, (ii) establish, adopt, enter into, amend, modify or terminate any Benefit Plan (or any plan, program, policy, agreement or arrangement that would be a Benefit Plan if in effect on the date hereof), (iii) increase, decrease or accelerate the funding, payment or vesting of the compensation or benefits provided under any Benefit Plan or otherwise or (iv) make any other material change in employment terms for any of its directors, managers, officers, or Key Employees;
(k)   recognize or commit to recognize any labor organization, employee, independent contractor or other service provider, or employee representative group as the exclusive collective bargaining representative of any employee, independent contractor or other service provider of the Company;
(l)   make any material change in any method of accounting or accounting practice or policy, except as required by applicable Law;
(m)   make, revoke or modify any material Tax election, make any material change in any accounting method in respect of Taxes, enter into any Tax allocation, Tax sharing or Tax indemnity agreement or any closing or other agreement with any Governmental Authority in respect of Taxes, settle or compromise any material Tax proceeding or Tax liability, surrender any right to claim a material refund of Taxes, file or cause to be filed any amended Tax Return or any claim for a material refund for Taxes previously paid, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes;
(n)   initiate, settle, cancel, compromise, waive or release any material Action or other material right or claim, other than in the Ordinary Course of Business; or any settlement or compromise solely for monetary damages that is in excess of $100,000 discharged and paid in full prior to the Closing Date without liability after the Closing to the Company, Buyer or its Affiliates;
(o)   (i) incur, assume, secure, provide credit support in respect of, or guaranty any Indebtedness, or (ii) mortgage, pledge or subject to any Encumbrance (other than a Permitted Encumbrance) any portion of its assets (in each case of (i) and (ii) that is in excess of $100,000, other than in the Ordinary Course of Business; and to the extent such item will be discharged or released at the Closing without liability after the Closing to the Company, Buyer or its Affiliates); or
(p)   agree to do any of the foregoing, or any action or omission that would result in any of the foregoing.
If the Direct Sellers or the Company have requested the Buyer’s consent pursuant to this Section 6.1, the Buyer must respond in writing no later than five (5) Business Days after such request has been notified to the Buyer in writing, failing which consent shall, without further action, be deemed to have been given.
Notwithstanding the foregoing, the Company may use all available cash to pay any Transaction Expenses or Indebtedness prior to the Reference Time, for cash distributions or cash dividends to Sellers in the Ordinary Course of Business. From immediately prior to the Reference Time through the Closing, the Company shall not pay any cash dividend, distribution or other payment to any Direct Seller, Indirect Seller or any of their respective Affiliates, other than any payments under the compensation owed solely with respect to any such Sellers’ employment relationship with the Company in the Ordinary Course of Business or required to be made under the terms of this Agreement. In addition, notwithstanding any other provision herein to the contrary, from and immediately prior to the Reference Time through the Closing, the Company shall not repay any Indebtedness or pay any Transaction Expenses. Nothing contained in this Agreement or any Ancillary Agreement shall be deemed to give Buyer, directly or indirectly, the right to control the business and operations of the Company prior to the Closing. Prior to the Closing, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control over its business and operations.
Section 6.2   Access to Information.
(a)    From the date hereof until the Closing Date, upon reasonable advance written notice, the Company shall afford Buyer and its Representatives reasonable access to the properties, offices, plants and other facilities, books and records of the Company for any reasonable purpose related to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby; provided, however, that any such access shall be conducted during normal business hours, under the supervision of the Company’s personnel, and in such a manner as not to unreasonably interfere with the normal operations of the Company, and is subject to the terms and conditions of the Non-Disclosure Agreement.
(b)   Notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement, the Company shall not be required to provide access to any information to Buyer or its Representatives if the Direct Sellers determines, in its sole discretion, that: (i) such access would jeopardize any attorney-client or other legal privilege; (ii) such access would violate any applicable Laws; (iii) the information to be accessed is pertinent to any litigation in which the Company or any of its Affiliates, on the one hand, and Buyer or any of its Affiliates, on the other hand, are adverse parties; or (iv) the information to be accessed relates to any consolidated, combined, or unitary Tax Return filed by any Seller or the Company or any of its Affiliates or any of its respective predecessor entities. Notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement, the Indirect Sellers, Direct Sellers and Company shall not be required to provide access to any information in any form about military Intellectual Property, military products, technology to Buyer or its Representatives or otherwise that would violate the applicable Laws on export control in Ukraine prior to the Closing.
(c)   Except with respect to Tax matters which shall be governed exclusively by Article VII, in order to facilitate the resolution of any claims made against or incurred by Sellers (as it relates to the Company), for a period of three (3) years after the Closing, Buyer shall: (i) retain the books and records relating to the Company existing on the Closing Date and relating to periods prior to the Closing; and (ii) upon reasonable prior written notice, afford the Representatives of Sellers reasonable access (including the right to make, at Sellers’ expense, copies thereof), during normal business hours, to such books and records.
(d)   From the date hereof until the Closing Date, subject to applicable Laws and the terms of this Agreement, the Parties shall use commercially reasonable efforts to cooperate to adapt the Company’s information systems, including cybersecurity evaluations and preparation for enterprise resource planning migration work, with a view to enable the Company to operate without disruption at Closing.
Section 6.3   Confidentiality.
(a)    Each of the Parties shall hold, and shall cause its Representatives to hold, in confidence all documents and information furnished to it by or on behalf of the other Parties in connection with the transactions contemplated hereby pursuant to the terms of that certain Mutual Non-Disclosure Agreement, dated as of May 19, 2026 (the “Non-Disclosure Agreement”) by and between the Company and Buyer, which shall continue in full force and effect until the Closing Date, at which time such Non-Disclosure Agreement and the obligations of the Parties under this Section 6.3 shall terminate; provided, however, that after the Closing Date, the Non-Disclosure Agreement shall terminate only in respect of that portion of the Confidential Information (as defined in the Non-Disclosure Agreement) exclusively relating to the transactions contemplated by this Agreement and the Ancillary Agreements. If for any reason this Agreement or any Ancillary Agreement is terminated prior to the Closing Date, the Non-Disclosure Agreement shall nonetheless continue in full force and effect in accordance with its terms.
(b)   For a period of 3 years following the Closing Date, Indirect Sellers, Direct Sellers shall, and shall cause its Affiliates and Representatives to, hold in confidence any nonpublic information that is proprietary or competitively sensitive (“Confidential Business Information”) to the extent relating to the Company; provided that the foregoing restriction shall not apply to information (i) that is in the public domain or enters into the public domain through no fault of Sellers, (ii) to the extent used by Sellers in connection with any financial reporting required by applicable Law, including any applicable rules of any stock exchange or quotation system, (iii) that Sellers are required by Law or required pursuant to legal or regulatory process to disclose, (iv) that was independently developed by them without reference to or use of any Confidential Business Information, (v) that was received by Sellers from a third party without restriction on disclosure and without breach of any obligation of confidentiality, (vi) disclosed by them to their professional advisors (including legal counsel, accountants, and tax advisors) who are bound by professional duties of confidentiality, or (vii) disclosed in connection with any Action or dispute arising under or relating to this Agreement or any Ancillary Agreement; provided, that, in the event of any disclosure in accordance with the foregoing clauses (ii) or (iii), Sellers shall use commercially reasonable efforts to obtain confidential treatment of any such Confidential Business Information disclosed, and shall promptly notify Buyer of any such disclosure to the extent permitted under applicable Law.
Section 6.4   Consents and Filings; Further Assurances.
(a)    Each of the Parties shall use all commercially reasonable efforts to take, or cause to be taken, all appropriate action to do, or cause to be done, all things necessary, proper, or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement and the Ancillary Agreements as promptly as practicable and if it is required under the applicable Law, including to: (i) obtain from Governmental Authorities all consents, approvals, authorizations, qualifications, and orders as are necessary for the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements; and (ii) promptly (and in no event later than five Business Days after the date hereof) make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Ancillary Agreements required to be obtained in connection with the AMC Approval or under any other applicable Law. The Buyer shall bear one hundred percent (100%) of all filing fees incurred in relation to the AMC Approval.
(b)   Without limiting the generality of the Parties’ undertaking pursuant to Section 6.4(a), Buyer agrees to use commercially reasonable efforts and to take any and all steps necessary, proper, or advisable to avoid or eliminate each and every impediment under any antitrust, competition, or trade regulation Law that may be asserted by any Governmental Authority or any other party so as to enable the Parties to close the transactions contemplated by this Agreement and the Ancillary Agreements as promptly as practicable and in no event later than the Outside Date; provided, however, that notwithstanding the foregoing or any other provision of this Agreement, Buyer shall in no event be required to propose, negotiate, commit to, or effect, by consent decree, hold separate order, or otherwise, the sale, divesture, or disposition of its assets, properties, or businesses or of the assets, properties, or businesses to be acquired by it pursuant hereto. Buyer shall not be required to defend through litigation on the merits any claim asserted in court by any party in order to avoid entry of, or to have vacated or terminated, any decree, order, or judgment (whether temporary, preliminary, or permanent) that would prevent the Closing by the Outside Date.
(c)   If Section 6.4(a) applies, each of the Parties shall promptly notify the other Parties of any communication it or any of its Affiliates receives from any Governmental Authority relating to the matters that are the subject of this Agreement or any Ancillary Agreement and permit the other Parties to review in advance any proposed communication by such Party to any Governmental Authority. No Party shall agree to participate in any meeting with any Governmental Authority in respect of any filings, investigation, or other inquiry unless it consults with the other Parties in advance and, to the extent permitted by such Governmental Authority, gives the other Parties the opportunity to attend and participate at such meeting. Subject to the Non-Disclosure Agreement, the Parties will coordinate and cooperate fully with each other in exchanging such information and providing such assistance as the other Parties may reasonably request in connection with the foregoing and in seeking early termination of any applicable waiting periods, including in connection with the AMC Approval. Subject to the Non-Disclosure Agreement, the Parties will provide each other with copies of all correspondence, filings, or communications between them or any of their Representatives, on the one hand, and any Governmental Authority or members of its staff, on the other hand, with respect to this Agreement and the Ancillary Agreements and the transactions contemplated hereby or thereby.
Section 6.5   Public Announcements.   No Party shall issue, or permit any of its Affiliates or Representatives to issue, any press release or other public announcement regarding this Agreement or the transactions contemplated hereby without the prior written consent of the other Parties (such consent not to be unreasonably withheld, conditioned, or delayed); provided that (i) Buyer shall have the exclusive right to determine the timing, content and manner of all disclosures required under the Exchange Act, the Securities Act, SEC rules and regulations, and the rules of Nasdaq, subject to providing Sellers with a reasonable opportunity to review and comment on any such disclosure prior to filing or publication to the extent practicable and permitted by applicable Law, and Buyer shall consider any such comments in good faith; (ii) Buyer shall not include the names of any Indirect Seller, Direct Seller, consideration terms or in any press release or public disclosure without the prior written consent of such Person (not to be unreasonably withheld), except to the extent required by applicable Law, SEC rules, or Nasdaq rules; (iii) with respect to the initial press release announcing the transactions contemplated hereby, Buyer shall provide Sellers with a reasonable opportunity to review and comment on such press release prior to its publication; and (iv) Sellers shall cooperate in providing all information reasonably requested by Buyer for inclusion in SEC filings, registration statements, proxy statements, information statements or other required public disclosures. Notwithstanding the foregoing, any Party may make such necessary disclosures as, and solely to the extent, required by applicable Law or by securities exchange or stock exchange regulations. The Parties hereby agree that all press releases and other announcements by Buyer, its Affiliates and agents to be made on September 10, 2026 have been reviewed and approved by each other Party.
Section 6.6   D&O Indemnification and Insurance.
(a)    Buyer agrees that all rights to indemnification or exculpation now existing as of the date of this Agreement in favor of the directors, officers, employees, and agents of the Company, as provided in the Company’s Governing Documents as in effect immediately prior to the date hereof, shall survive the Closing and shall continue in full force and effect for a period of three (3) years following the Closing Date and that the Company will perform and discharge the obligations to provide such indemnity and exculpation after the Closing; provided, however, that all rights to indemnification and exculpation in respect of any Action arising out of or relating to matters existing or occurring at or prior to the Closing Date and asserted or made within such three- (3) year period shall continue until the final disposition of such Action. From and after the Closing, Buyer shall not, and shall cause each of its Affiliates (including, after the Closing, the Company) not to, amend, repeal, or otherwise modify the indemnification provisions of the Company’s Governing Documents as in effect immediately prior to the date hereof in any manner that would adversely affect in any material respect the rights thereunder of individuals who at the Closing were directors, officers, employees, or agents of the Company.
(b)   The Parties acknowledge that the Company does not have an irrevocable D&O “tail policy”. If the Buyer reasonably requests so, the Company shall arrange for such “tail policy” and the fees, costs, and expenses incurred in connection with such “tail policy” shall be borne 100% by the Buyer.
(c)   In the event Buyer, the Company, or any of their respective successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then and in either such case, Buyer shall make proper provision so that the successors and assigns of Buyer or the Company, as the case may be, shall assume the obligations set forth in this Section 6.6.
(d)   The provisions of this Section 6.6 shall survive the consummation of the Closing and continue for the periods specified herein. This Section 6.6 is intended to benefit the directors and officers of the Company and its respective heirs, successors, and assigns (whether or not Parties), each of whom shall have the right to enforce this Section 6.6. Each of the Persons referenced in the immediately preceding sentence are intended to be third-party beneficiaries of this Section 6.6.
Section 6.7   Seller Release of Claims.   Effective as of the Closing, Indirect Sellers, Direct Sellers on behalf of themselves and their Affiliates and their respective heirs, executors, administrators, successors, assigns, and personal and legal representatives, in each case as applicable (collectively, “Releasors”), irrevocably, knowingly and voluntarily (a) fully releases, discharges, and covenants not to sue the Company, and its respective Affiliates and each of their respective past, present directors, managers, officers, employees, agents, predecessors, successors, assigns, equity holders, subsidiaries, partners, joint ventures, attorneys, representatives and insurers, and all others connected with any of them, both individually and in their official capacities (collectively, the “Released Parties”), from any and all disputes, claims, controversies, demands, damages, rights, obligations, judgments, causes of action, and liabilities of any nature whatsoever existing at or prior to Closing (the “Released Claims”) and (b) agrees that no Releasor will bring or voluntarily participate in or assist in any Action that relates to any matter released pursuant to this Section 6.7. Notwithstanding the foregoing, the Released Claims do not include, and the provisions of this Section 6.7, shall not release or otherwise diminish the obligations of Buyer or its Affiliates (other than the Company) set forth in or arising under any provisions of this Agreement or the Ancillary Agreements. Sellers hereby acknowledge that the Releasors or the Released Parties may hereafter discover facts different from or in addition to those now known, or believed to be true, regarding the subject matter of the release set forth in this Section 6.7, and Sellers further acknowledge that such release will remain in full force and effect, notwithstanding the existence of any different or additional facts that might have materially affected Sellers’ willingness to enter into such release on his behalf and on behalf of the Releasors. Notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement, such Indirect Sellers, Direct Sellers do not hereby release any of the Released Parties with respect to (a) any rights or claims expressly available to them pursuant to this Agreement or any Ancillary Agreement (including the right to receive the Purchase Price, Earnout Consideration), including any employment agreement, or (b) any right or claim relating to Fraud or criminal conduct by the Released Parties or (c) any right or claim that may not be released under applicable Law.

Section 6.8   Non-Competition; Non-Solicitation.
(a)    For a period of three (3) years from the date of this Agreement (the “Restricted Period”), each of Indirect Sellers, Direct Sellers and their Affiliates agree that, without the prior written consent of Buyer, the Indirect Sellers will not, and will cause their respective Affiliates not to, directly or indirectly (whether by themselves, through an Affiliate in partnership or conjunction with or as a manager, member, owner, consultant or agent of, any other Person or otherwise), engage in the UGV Business as conducted as of the Closing Date (a “Competing Business”) within the territory of Ukraine; provided, however, that nothing in this Section 6.8(a) shall be deemed to limit in any way or preclude Indirect Sellers or their Affiliates (i) from owning securities of any entity engaged in any Competing Business which has outstanding publicly traded securities, so long as Person’s direct holdings in any such entity shall not in the aggregate constitute more than three percent (3%) of the voting power of such entity or (ii) from owning passive investments indirectly through investment syndicates, venture capital funds, private equity funds in any entity engaged in any Competing Business; provided, that such funds are not controlled by such Indirect Seller or its Affiliates. The Buyer acknowledges that as of the date of this Agreement Paliienko is engaged in business of FPV drones conducted through LLC “IS Aerial Vehicles” (Ukraine) which is competing with the Competing Business and thus Paliienko shall not be deemed to breach the covenants in this Section 6.8(a) during the Restricted Period by virtue of such engagement. Notwithstanding the foregoing, Paliienko, Gorovyi and Murashko and their applicable Affiliates shall be permitted to own securities of any entity engaged in any Competing Business which has outstanding publicly traded securities, so long as Paliienko’s, Gorovyi’s and Murashko’s or their applicable Affiliates’ direct holdings in any such entity shall not in the aggregate constitute more than twenty percent (20%) of the voting power of such entity.
(b)   During the Restricted Period, the Indirect Sellers shall not, and shall cause its Affiliates not to, without the prior written consent of Buyer, directly or indirectly (whether through an Affiliate in partnership or conjunction with or as a manager, member, owner, consultant or agent of, any other Person or otherwise), solicit or hire or employ or seek to entice away from Buyer or its Affiliates (including the Company) for employment, any current employee of Buyer or its Affiliates (including the Company) who was an employee, independent contractor or other service provider as of the Closing (“Covered Employee”); provided that (i) neither Indirect Sellers nor any of their respective Affiliates will be deemed to have solicited any such Covered Employee who responds to any general media advertisement or job posting placed by or on behalf of Indirect Sellers or any of his Affiliates that is not directed at any Covered Employee prior to any direct or indirect solicitation by Indirect Sellers or any of his Affiliates, and (ii) neither Indirect Sellers nor any of their respective Affiliates may solicit any such Covered Employee whose employment has been terminated by Buyer or its Affiliates (including the Company) not less than one (1) year prior to any direct or indirect solicitation by Indirect Sellers or any of his Affiliates.
(c)   In the event that any of the covenants contained in this Section 6.8 shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too long a period of time or over too large a geographical area or by reason of being too extensive in any other respect, the covenants contained in this Section 6.8 shall be interpreted to extend only over the longest period of time for which they may be enforceable, and/or over the largest geographical area as to which they may be enforceable and/or to the maximum extent in all other aspects as to which they may be enforceable, all as determined by such court in such action. Buyer shall procure that the covenants in this Section 6.8, to the extent covering the territory of Ukraine, are notified to and cleared by the AMC as part of the AMC Approval.
(d)   Following the Closing, if any Indirect Seller (or any Affiliate thereof) breaches, or threatens to commit a breach of any of the provisions of this Section 6.8, Buyer and the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to Buyer or the Company (or any Affiliate thereof) under law or in equity:
(i)   the right and remedy to have such provision specifically enforced in accordance with Section 11.11; and

(ii)   the right and remedy to recover from Indirect Sellers all Losses suffered by Buyer or the Company, as the case may be, as the result of any acts or omissions constituting a breach of this Section 6.8 in accordance with Section 9.8.
(e)   Each of the restrictions contained in Section 6.8(a) and Section 6.8(b) shall not be effective unless and until: (i) the AMC Approval has been granted in respect of the restrictive covenants contained in Section 6.8(a) and Section 6.8(b), or (ii) the AMC has confirmed in writing that the AMC Approval is not required for the restrictive covenants contained in Section 6.8(a) and Section 6.8(b), or (iii) the AMC Approval has been granted in respect of some restrictive covenants contained in Section 6.8(a) and Section 6.8(b), and the AMC has confirmed in writing that the AMC Approval is not required for the remaining restrictive covenants contained in Section 6.8(a) and Section 6.8(b) and, for the avoidance of doubt, notwithstanding any requirement to obtain the AMC Approval, it is understood between the Parties that in the event that the AMC Approval is given for a time period of less than the Restricted Period then these provisions shall apply in full except that Section 6.8(a) and Section 6.8(b) shall be deemed to have been amended to apply only for such lesser time period for which the AMC Approval has been obtained.
(f)   Upon any Party’s written request and where possible and necessary, the other Parties shall use and/or shall procure that their respective Affiliates (including the Company) use all reasonable endeavours in assisting such Party, including providing such Party as soon as reasonably possible with the documents which are in the other Parties’ possession and which are reasonably required for the completeness of the filings to the AMC for the AMC Approval and preparing of the filing to the AMC containing relevant information. The Parties shall provide the AMC with such additional information, documentation and assistance as may be required as soon as practicable. The Party making the respective filings shall send to the other Parties copies of any filing and/or written communication with the AMC to the extent permitted by the applicable Law.
(g)   The Parties agree that, in the event that the AMC Approval is given for a time period of less than the Restricted Period, then they shall use their respective reasonable endeavours to apply for a new approval of the AMC in relation to the restrictive covenants in Section 6.8(a) and Section 6.8(b) for as long a reasonably period as possible to comply with the Restricted Period.
(h)   Each of the Indirect Sellers and the Direct Sellers hereby acknowledges that it considers the restrictions contained in Section 6.8(a) and Section 6.8(b) to be reasonable and that the duration, extent and application of each of these restrictions is no greater than is necessary for the protection of the goodwill of the business of the Company and that the Buyer has entered into this Agreement in reliance thereon.
Section 6.9   Proxy Statement and Other SEC Filings; Buyer Stockholder Meeting.
(a)    As promptly as reasonably practicable following the date hereof, and in any event no later than thirty (30) calendar days after the date hereof, Buyer shall prepare (and Sellers and the Company shall provide reasonable assistance and cooperation, including by promptly furnishing information, financial statements, backup materials and other support reasonably requested by Buyer or its Representatives, in connection therewith), and Buyer shall file with the SEC, a proxy statement (the “Proxy Statement”) relating to the approval of the issuance of the Consideration Shares pursuant to this Agreement by the affirmative vote of holders of shares of Buyer Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Buyer Common Stock present or represented at the Buyer Stockholders’ Meeting and voting affirmatively or negatively (“Buyer Stockholder Approval”); provided, further, that Buyer shall not file any Applicable SEC Filing, or any amendment or supplement thereto, containing information concerning Sellers, the Company or the Business in a form to which Sellers have reasonably objected in writing. Buyer shall use its reasonable best efforts to ensure that the Proxy Statement complies in all material respects with the applicable provisions of the Exchange Act. Buyer shall use its reasonable best efforts to cause the Proxy Statement to be mailed to the holders of Buyer Common Stock as promptly as practicable following the date on which Buyer files with the SEC the Proxy Statement in definitive form, following confirmation from the staff of the SEC (whether orally or in writing) that the comment process with respect to the Proxy Statement, if any, has concluded. Buyer shall promptly notify Sellers upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement, and shall, as promptly as reasonably practicable after receipt thereof, provide Sellers with copies of all correspondences between it and its Representatives, on the one hand, and the SEC, on the other hand, and all written comments with respect to the Proxy Statement received from the SEC and advise Sellers of any oral comments with respect to the Proxy Statement received from the SEC. Buyer shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Proxy Statement. Notwithstanding the foregoing, prior to mailing in definitive form the Proxy Statement (or any amendment or supplement thereto), or responding to any comments received from the SEC with respect thereto, Buyer shall provide Sellers a reasonable opportunity to review and comment on the portions of such document or response that relate to Sellers, the Company or the Business. Sellers and the Company shall reasonably cooperate to prepare appropriate responses thereto (and will provide Buyer with copies of any such responses proposed to be given to the SEC) and make such modifications to the Proxy Statement as shall be reasonably appropriate with respect to information concerning Sellers, the Company or the Business; provided that Buyer shall retain final control over the preparation, filing, amendment, supplementation, mailing and distribution of the Proxy Statement and any other Applicable SEC Filing (as defined below), and over all responses to comments or requests from the SEC or its staff.
(b)   The Parties shall reasonably cooperate in preparing and filing with the SEC the Proxy Statement and any necessary amendments or supplements thereto. Sellers and the Company shall furnish all information concerning Sellers, the Company and the Business (including any audited and unaudited financial statements of the Company that may be required under Regulation S-X, including Rule 3-05 and Rule 8-02 and 8-03 thereunder, as applicable, and Article 11 pro forma financial information), as required under applicable securities laws in connection with (i) the preparation, filing and distribution of the Proxy Statement and any necessary amendments or supplements thereto, (ii) the preparation and filing of a Current Report on Form 8-K reporting the Closing and any necessary amendments thereto (the “Closing 8-K”), (iii) the preparation, filing and distribution of any registration statement and related prospectus registering the resale of the Consideration Shares and any necessary amendment or supplements thereto (the “Resale Registration Documents”) pursuant to the Registration Rights Agreement and (iv) the preparation, filing and distribution of any amendment or supplement to Buyer’s Registration Statement on Form S-1 (Registration No. 333-296678), filed with the SEC on June 10, 2026 and declared effective by the SEC on June 15, 2026, related to the registration of Buyer Common Stock issued pursuant to the liquidity line common stock purchase agreement, dated as of June 10, 2026, by and between the Buyer and Lucid Capital Markets, LLC (as amended, the “ELOC Registration Statement” and, together with the Proxy Statement, the Closing 8-K, and the Resale Registration Documents, the “Applicable SEC Filings”). Notwithstanding the foregoing, Sellers shall not be required to provide information about, or bear any responsibility for the accuracy of disclosures concerning, the terms of the ELOC or Buyer’s arrangements with Lucid Capital Markets, LLC. Sellers and the Company shall provide such information as promptly as reasonably practicable and in any event within three (3) Business Days following Buyer’s reasonable request therefor, unless a shorter period is reasonably required to respond to SEC comments, comply with applicable Law or meet applicable filing or mailing deadlines. Sellers and the Company shall ensure that all information supplied by or on behalf of Sellers or the Company for inclusion or incorporation by reference in the Applicable SEC Filings will not, at the time such information is supplied, at the time the Applicable SEC Filing is filed with the SEC, at the time the Proxy Statement is first mailed or otherwise made available to Buyer’s stockholders and at the time of the Buyer Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information, in light of the circumstances under which it was made, not misleading. Buyer shall provide Sellers a reasonable opportunity to review and, if necessary, update any information previously supplied by Sellers or the Company prior to each such testing date. Buyer shall use commercially reasonable efforts to ensure that all information included in the Applicable SEC Filings, other than information supplied by or on behalf of Sellers or the Company, will not, at the time such Applicable SEC Filing is filed with the SEC, at the time the Proxy Statement is first mailed or otherwise made available to Buyer’s stockholders or at the time of the Buyer Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Sellers shall use their best efforts to obtain any necessary written consent of the auditor of the audited financial statements of the Company for the inclusion of its audit report on such audited financial statements in the Applicable SEC Filings for which such consent is required in order for such audit report to be included in such filing. Sellers and the Company shall use best efforts to cause the Company’s independent auditors to cooperate with Buyer and its Representatives in connection with the Applicable SEC Filings, including by providing audit reports, review reports, consents, customary comfort or similar support, assistance with pro forma financial statements and other information reasonably requested by Buyer or required by the SEC.
(c)   The Proxy Statement shall state that the board of directors of Buyer (the “Buyer Board”) has approved this Agreement and the transactions contemplated by this Agreement and the Ancillary Agreements, approved and declared advisable the issuance of shares of Buyer Common Stock contemplated by this Agreement and include (i) the recommendation of the Buyer Board to vote in favor thereof (the “Buyer Board Recommendation”) and (ii) any other proposal that the Buyer Board reasonably deems necessary or advisable to consummate the transactions contemplated by this Agreement and the Ancillary Agreements. None of the Buyer Board or any duly authorized committee thereof shall (A) fail to include in the Proxy Statement the Buyer Board Recommendation or fail to make the Buyer Board Recommendation, or (B) withdraw, modify or qualify the Buyer Board Recommendation in any manner adverse to Sellers.
(d)   Buyer shall advise Sellers promptly after receiving oral or written notice of (i) any requirement that Buyer supplement or amend the Proxy Statement (whether to correct a misstatement or omission to state a material fact or otherwise) or (ii) any oral or written request by the SEC for amendment of the Proxy Statement or SEC comments thereon or requests by the SEC for additional information. Buyer shall promptly provide Sellers with copies of any written communication from the SEC with respect to the Proxy Statement and Buyer, Sellers and the Company shall cooperate to prepare appropriate responses thereto (and will provide each other with copies of any such responses given to the SEC) and make such modifications to the Proxy Statement as shall be reasonably appropriate; provided that Buyer shall retain final control over all such responses and modifications, subject to considering in good faith Sellers’ reasonable and timely comments with respect to information concerning Sellers, the Company or the Business.
(e)   If any event or circumstance shall be discovered by a Party that should be set forth in an amendment or a supplement to the Proxy Statement so that any such document would not include any misstatement of a material fact or fail to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Party shall promptly inform the other parties hereto and the Parties shall cause an appropriate amendment or supplement describing such information to be promptly filed with the SEC and, in the case of Buyer to the extent required by Law, disseminated to stockholders.
(f)   Each of Sellers, the Company and Buyer shall use its reasonable best efforts to (i) cooperate with the other party to prepare pro forma financial statements that comply with the rules and regulations of the SEC to the extent required for the Applicable SEC Filings, including the requirements of Regulation S-X, and (ii) provide and make reasonably available upon reasonable notice the senior management employees of the other party to discuss the materials prepared and delivered pursuant to this Section 6.9(f).
(g)   Buyer shall take all lawful action to call, give notice of, convene and hold a meeting of its stockholders (the “Buyer Stockholders’ Meeting”) as promptly as practicable following the date on which the SEC clears (whether orally or in writing) the Proxy Statement for the purpose of obtaining the Buyer Stockholder Approval. Buyer shall include in the Proxy Statement the Buyer Board Recommendation and solicit and use its reasonable best efforts to obtain the Buyer Stockholder Approval. If, on a date for which the Buyer Stockholders’ Meeting is scheduled, Buyer shall have not received proxies representing a sufficient number of shares of outstanding Buyer Common Stock to obtain the Buyer Stockholder Approval, or if necessary to make or modify any disclosure contained in the Proxy Statement in order to comply with applicable Law (as determined in good faith by the Buyer Board), irrespective of whether a quorum is present, Buyer shall have the right to announce one or more successive postponements or adjournments of the Buyer Stockholders’ Meeting; provided that the Buyer Stockholders’ Meeting is not postponed or adjourned, in the aggregate, to a date that is more than thirty (30) days after the date for which the Buyer Stockholders’ Meeting initially was scheduled (excluding, however, any adjournments or postponements required by applicable Law or determined by the Buyer Board in good faith to be necessary or advisable to comply with applicable Law, respond to or resolve SEC comments, make or supplement disclosure, solicit additional proxies, obtain the Buyer Stockholder Approval or satisfy applicable securities exchange requirements); provided, further, that in no event shall the Buyer Stockholders’ Meeting be postponed or adjourned to a date later than fifteen (15) Business Days prior to the Outside Date.
(h)   Buyer shall not be deemed to have breached any obligation under this Section 6.9, and no delay shall be counted against any deadline applicable to Buyer under this Section 6.9, to the extent (but only to the extent) such breach or delay is directly and proximately caused by the failure of Sellers, the Company or any of their respective Representatives to timely provide information, financial statements, auditor consents, audit support, backup materials, access or cooperation required by this Section 6.9; provided that (i) Buyer shall have notified Sellers in writing within three (3) Business Days of becoming aware of any such failure, specifying in reasonable detail the information or cooperation required, and (ii) Sellers shall have failed to cure such failure within five (5) Business Days after receipt of such notice.
ARTICLE VII
CERTAIN TAX MATTERS
Section 7.1   Filing of Tax Returns.
(a)    As and when required by applicable Law, Sellers shall cause the Company to prepare all Tax Returns of the Company with respect to Income Taxes for Tax periods ending on or before the Closing Date, the due date of which (taking into account extensions) is after the Closing Date (each, a “Seller Prepared Return”). Such Seller Prepared Returns shall be prepared consistent with the past practices of the Company, except as otherwise required by applicable Law or this Agreement. Sellers shall provide Buyer with copies of any Seller Prepared Returns at least 30 days before the due date for filing thereof for Buyer’s review and consent (which consent shall not be unreasonably withheld, conditioned, or delayed). Subject to Section 7.1(c), the Party required under applicable Law to file a Seller Prepared Return shall timely file such Seller Prepared Return.
(b)   As and when required by applicable Law, Buyer shall, at the expense of the Company, timely prepare and file all other Tax Returns required to be filed after the Closing Date by the Company for Tax periods ending on or before the Closing Date, the due date of which (taking into account extensions) is after the Closing Date, and for any Straddle Period (each, a “Buyer Prepared Return”). Such Buyer Prepared Returns shall be prepared consistent with the past practices of the Company. Buyer shall provide Sellers with copies of any Buyer Prepared Return at least 30 days before the due date for filing thereof, along with supporting work-papers, for Sellers’ review and consent (which consent shall not be unreasonably withheld, conditioned, or delayed).
(c)   Sellers and Buyer shall attempt in good faith to resolve any disagreements regarding any Tax Return described in this Section 7.1 before the due date for the filing of such Tax Return. If Sellers and Buyer are unable to resolve any disagreement within fifteen (15) days following the preparing Party’s delivery of such Tax Return to the reviewing Party, such dispute shall be resolved by the Independent Accounting Firm. If the Independent Accounting Firm cannot resolve a dispute before the due date for filing the applicable Tax Return, the Tax Return shall be filed as prepared by the preparing Party (but reflecting any changes to which Sellers and Buyer have agreed) and an amendment shall be made to such Tax Return if the Independent Accounting Firm determines that such amendment is required. The fees and expenses of the Independent Accounting Firm shall be borne by the Parties in accordance with Section 2.4(f).
Section 7.2   Tax Cooperation.   Sellers and Buyer shall furnish or cause to be furnished to each other, upon written request, as promptly as practicable, such information and assistance relating to the Company (including access to the books and records of the Company and timely provision of powers of attorney or similar authorizations) as is reasonably necessary for the filing of all Tax Returns described in Section 7.1, the preparation for any audit by any Governmental Authority, the prosecution or defense of any Action relating to any Taxes or Tax Return relating to the Company, and compliance with Tax filing obligations after the Closing by Sellers. Without limiting the generality of the foregoing, Buyer shall retain, and shall cause the Company to retain, until the applicable statutes of limitations (including any extensions) have expired, copies of all Tax Returns, supporting work schedules, and other records or information that may be relevant to such Tax Returns for all Tax periods or portions thereof ending on or before the Closing Date and shall not destroy or otherwise dispose of any such records without first providing the other Parties with a reasonable opportunity to review and copy the same. Each Party shall bear its own expenses in complying with the provisions of this Section 7.2. Notwithstanding anything herein to the contrary, Sellers shall have no right in respect of any consolidated, affiliated, combined or other similar Tax Return that includes the Buyer or any of its Affiliates.
Section 7.3   Tax Refunds.   Sellers shall be entitled to any refunds of, or credits against, any Taxes of the Company for any Pre-Closing Tax Period (or the pre-Closing portion of any Straddle Period), except to the extent that such refunds or credits were taken into account in the computation of the Purchase Price. The Buyer shall be entitled to any refunds of, or credits against, any Taxes of the Company for any Post-Closing Tax Period (or the post-Closing portion of any Straddle Period). Each Party shall pay, or cause its Affiliates to pay, to the other Party entitled to a refund or credit under this Section 7.3 (net of any Taxes incurred by the Party receiving such refund or credit) the amount of such refund or credit within fifteen (15) days of the actual receipt thereof or the application of such refund or credit against amounts otherwise payable. Neither Buyer nor any of its Affiliates shall be required to carry back any item of loss, deduction or credit arising in a Post-Closing Tax Period to a Pre-Closing Tax Period without the prior written consent of Sellers.
Section 7.4   Post-Closing Actions.   Unless required by applicable Law, none of Buyer, the Company, nor any of their respective Affiliates shall (or shall cause or permit the Company to), to the extent such action could reasonably be expected to increase the liability of Sellers for Taxes: (a) amend any Tax Return relating in whole or in part to the Company, for any Tax period ending on or before the Closing Date or any Straddle Period; (b) make any Tax election that has retroactive effect to any Pre-Closing Tax Period; (c) file any ruling or request with any Taxing Authority that relates to Taxes or Tax Returns of the Company for a Pre-Closing Tax Period; or (d) enter into any voluntary disclosure with any Taxing Authority regarding any Tax or Tax Returns of the Company for a Pre-Closing Tax Period (including any voluntary disclosure with a Taxing Authority with respect to filing Tax Returns or paying Taxes for any Pre-Closing Tax Period in a jurisdiction that the Company did not previously file a Tax Return or pay Taxes), in each case, without the prior written consent of Sellers, which may be withheld in his sole discretion.
Section 7.5   Allocation of Taxes.   For purposes of this Agreement, the portion of Taxes that are allocable to the portion of a Straddle Period ending on and including the Closing Date shall be determined as follows: (a) in the case of Taxes based upon or related to income, sales, use, receipts, levels of activity, transfers or assignments of property, payments, or accruals to other Persons (including payroll and withholding Taxes), on the basis of an interim closing of the books at the end of the Closing Date; and (b) in the case of any Taxes not apportioned under clause (a) above, such as real property Taxes, personal property Taxes, and similar ad valorem Taxes or obligations, and similar Taxes imposed on a periodic basis, the portion of such Taxes attributable to the portion of the Straddle Period ending on and including the Closing Date shall be equal to the product of such Taxes for the entire Straddle Period, multiplied by a fraction, the numerator of which is the number of days in the Straddle Period from the beginning of the Straddle Period through and including the Closing Date, and the denominator of which is the total number of days in the entire Straddle Period; provided, however, that any Taxes arising from or related to transactions engaged in by the Company on the Closing Date after the Closing and not contemplated in this Agreement shall be allocated to a Tax period (or portion of a Straddle Period) beginning on the day after the Closing Date.
Section 7.6   Control of Audits.   After the Closing Date, each Party shall notify the other Party upon receiving notice of any audit, investigation, or administrative or judicial proceeding involving any Tax Returns of the Company with respect to Income Taxes for any Tax Period ending on or before the Closing Date or any Straddle Period, to the extent such audit, investigation or proceeding could reasonably be expected to increase the liability of such other Party (or its Affiliates, including the Company after the Closing Date) for Income Taxes (a “Pre-Closing Tax Contest”). In the case of a Pre-Closing Tax Contest, Sellers may elect to control the conduct of such Pre-Closing Tax Contest; provided that Sellers shall: (a) keep Buyer reasonably informed regarding such Pre-Closing Tax Contest and allow Buyer to reasonably participate in such Pre-Closing Tax Contest; and (b) not settle, compromise, or concede any portion of such Pre-Closing Tax Contest without the prior written consent of Buyer. Buyer shall control the conduct any Pre-Closing Tax Contest that Sellers does not elect to control pursuant to the preceding sentence; provided that Buyer shall: (i) keep Sellers reasonably informed regarding such Pre-Closing Tax Contest and allow Sellers to reasonably participate in such Pre-Closing Tax Contest; and (ii) not settle, compromise, or concede any portion of such Pre-Closing Tax Contest without the prior written consent of Sellers, which shall not be unreasonably withheld, conditioned, or delayed.
Section 7.7   Tax Elections.   Buyer shall not make an election under Section 336 or Section 338 of the Code (or any other similar election under the Code or applicable state or local Law) with respect to the transactions contemplated by this Agreement and the Ancillary Agreements.
ARTICLE VIII
CONDITIONS TO CLOSING
Section 8.1   General Conditions.   The respective obligations of Buyer and Sellers to consummate the transactions contemplated by this Agreement and the Ancillary Agreements shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable Law, be waived in writing by Buyer or Sellers in their sole discretion; provided that such waiver shall only be effective as to the obligations of such Party:
(a)    No Governmental Authority shall have enacted, issued, promulgated, enforced, or entered any Law (whether temporary, preliminary, or permanent) that is then in effect and that enjoins, restrains, makes illegal, or otherwise prohibits the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements;
(b)   No Action will have been instituted and remain pending to threaten or restrain, prohibit or materially delay the transactions contemplated by this Agreement and the Ancillary Agreements; and
(c)   the AMC Approval (if it is required under the applicable Law), the Buyer Stockholder Approval and, if it is required under the applicable Law, all other material consents of, or registrations, declarations or filings with, any Governmental Authority or securities exchange legally required for the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements shall have been obtained or filed and any agreement with any Governmental Authority or securities exchange to refrain from consummating the transactions contemplated by this Agreement and the Ancillary Agreements shall have expired or been terminated; provided that, for the avoidance of doubt, the registration of the Consideration Shares with the SEC pursuant to the Registration Rights Agreement shall not be a condition to the Closing.
Section 8.2   Conditions to Obligations of Sellers.   The obligations of Sellers to consummate the transactions contemplated by this Agreement and the Ancillary Agreements shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by Sellers:
(a)    (i) The representations and warranties of Buyer set forth in Section 5.1 (Organization), Section 5.2 (Authority), Section 5.5 (Brokers) and Section 5.6 (Buyer Common Stock) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date (or, in the case of representations and warranties that are made as of a specified date, as of such specified date) except for any de minimis inaccuracies; and (ii) the other representations and warranties of Buyer contained in Article V shall be true and correct as of the date of this Agreement and as of the Closing Date (or, in the case of representations and warranties that are made as of a specified date, as of such specified date), except where the failure to be so true and correct (without giving effect to any limitation or qualification as to “materiality” (including the word “material”) or “Material Adverse Effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

(b)   Buyer shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions required by this Agreement and the Ancillary Agreements to be performed or complied with by it prior to or at the Closing.
(c)   Sellers shall have received from Buyer at the Closing a certificate, dated as of the Closing Date and executed by an executive officer of Buyer, certifying the fulfillment of the conditions set forth in Section 8.2(a) and Section 8.2(b);
(d)   Sellers shall have received each of the other deliverables required to be delivered by Buyer pursuant to Section 2.3(c).
(e)   The Consideration Shares issuable pursuant to this Agreement (including pursuant to Section 2.5) shall have been approved for listing on Nasdaq (or any successor national securities exchange thereto), subject to official notice of issuance.
(f)   The Company and Ostapchuk shall have executed the Ostapchuk Employment Agreement substantially in the form set forth on Exhibit D on the Closing Date; and
(g)   There shall not have occurred a Buyer Material Adverse Effect.
Section 8.3   Conditions to Obligations of Buyer.   The obligations of Buyer to consummate the transactions contemplated by this Agreement and the Ancillary Agreements shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by Buyer:
(a)    (i) The Seller Fundamental Representations shall be true and correct in all respects as of the date of this Agreement and as of the Closing (or, in the case of representations and warranties that are made as of a specified date, as of such specified date) except for any de minimis inaccuracies; and (ii) the representations and warranties of the Sellers set forth in Article III and Article IV (other than those set forth in the foregoing clause (i)) shall be true and correct as of the date of this Agreement and as of the Closing Date (or, in the case of representations and warranties that are made as of a specified date, such representations and warranties shall be true and correct as of such specified date), except where the failure to be so true and correct (without giving effect to any limitation or qualification as to “materiality” (including the word “material”) or “Material Adverse Effect” set forth therein) would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   Sellers shall have performed in all material respects all obligations and agreements and complied in all material respects with all covenants and conditions required by this Agreement and the Ancillary Agreements to be performed or complied with by them prior to or at the Closing.
(c)   Buyer shall have received from Sellers at the Closing a certificate, dated as of the Closing Date, and executed by both Sellers and an executive officer of the Company, certifying the fulfillment of the conditions set forth in Section 8.3(a) and Section 8.3(b).
(d)   Buyer shall have received each of the other deliverables required to be delivered by Sellers pursuant to Section 2.3(d).
(e)   The Sellers’ Restructuring shall have been completed.
(f)   The Company and Ostapchuk shall have executed the Ostapchuk Employment Agreement substantially in the form set forth on Exhibit D on the Closing Date; and
(g)   There has been no Company Material Adverse Effect.
Section 8.4   Frustration of Closing Conditions.   No Party may rely on the failure of any condition set forth in this Article VIII to be satisfied if such failure was caused by such Party’s failure to use efforts to cause the Closing to occur as required by Section 6.4.

ARTICLE IX
SURVIVAL AND INDEMNIFICATION
Section 9.1   Survival.
(a)    The representations and warranties of the Direct Sellers (other than the Seller Fundamental Representations) contained in this Agreement will survive until the date that is fifteen (15) months after the Closing Date. The Seller Fundamental Representations will survive until the date that is three (3) years after the Closing Date.
(b)   The representations and warranties of Buyer contained in this Agreement will survive until the date that is fifteen (15) months after the Closing Date.
(c)   All covenants and agreements contained in this Agreement and the Ancillary Agreements that relate to the performance of obligations following the Closing shall survive the Closing until the first day following the expiration of the period in which such covenants and agreements are to be performed in accordance with their terms.
Section 9.2   Sole and Exclusive Remedy.   EXCEPT WITH RESPECT TO ANY CLAIM ARISING UNDER OR RELATED TO FRAUD, THE RIGHT TO RECOVER THE NET ADJUSTMENT AMOUNT PURSUANT TO SECTION 2.4 AND UNDER THIS ARTICLE IX SHALL BE THE SOLE AND EXCLUSIVE REMEDY OF A PARTY AFTER THE CLOSING WITH RESPECT TO ANY AND ALL CLAIMS BY SUCH PARTY OF ANY KIND WHATSOEVER ARISING OUT OF OR RELATING IN ANY WAY TO ANY BREACHES OR ALLEGED BREACHES OF ANY REPRESENTATIONS OR WARRANTIES IN THIS AGREEMENT OR ANY ANCILLARY AGREEMENT. IN FURTHERANCE OF THE FOREGOING, EXCEPT FOR ANY MATTER, BASED ON, ARISING OUT OF, OR RELATED TO FRAUD, EACH PARTY HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY ACTION, IN ALL INSTANCES, FOR ITSELF AND ON BEHALF OF ITS AFFILIATES, FROM AND AFTER THE CLOSING, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ANY AND ALL RIGHTS, CLAIMS, AND CAUSES OF ACTION IT MAY HAVE AGAINST ANY OTHER PARTY OR ANY REPRESENTATIVE OF SUCH OTHER PARTY, OR THEIR RESPECTIVE EQUITYHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AND REPRESENTATIVES AND THEIR RESPECTIVE AFFILIATES, IN EACH CASE, RELATING TO ANY BREACHES OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT OR ANY ANCILLARY AGREEMENT, EXCEPT FOR AS OTHERWISE EXPRESSLY SET FORTH HEREIN.
Section 9.3   Indemnification by Buyer.   From and after the Closing, Buyer will indemnify, defend, and hold harmless the Direct Sellers and their respective Affiliates and Representatives, successors and assigns (all such foregoing persons, collectively, “Direct Seller Indemnitees”) from and against any Losses such Direct Seller Indemnitees may suffer, sustain, or become subject to resulting, arising from, or in connection with:
(a)    any breach or inaccuracy of any representation or warranty made by Buyer under Article V; or
(b)   any nonfulfillment or breach of any covenant or agreement to be performed by Buyer pursuant to this Agreement or any Ancillary Agreement.
Section 9.4   Indemnification by Sellers.   Subject to Section 9.8 below, from and after the Closing, each Direct Seller or each Indirect Seller will severally and not jointly indemnify, defend, and hold harmless Buyer and its Affiliates (including the Company) and their respective Representatives (all such foregoing persons, collectively, “Buyer Indemnitees”) from and against any Losses such Buyer Indemnitees may suffer, sustain, or become subject to resulting, arising from, or in connection with:
(a)    any breach or inaccuracy of any representation or warranty made by such Direct Seller or Indirect Seller (as applicable) under Article III and by such Direct Seller only under Article IV;
(b)   any nonfulfillment or breach of any covenant or agreement to be performed by such Direct Seller or the Indirect Seller, as applicable, pursuant to this Agreement or any Ancillary Agreement;

(c)   with respect to the transfer of title in the Ostapchuk IP to the Company; and/or
(d)   with respect to any pre-Closing Taxes solely to the extent not included in the final determination of Closing Indebtedness or Closing Net Working Capital.
Section 9.5   Indemnification Procedures.
(a)    A Person that may be entitled to be indemnified under this Agreement (the “Indemnified Party”) shall promptly notify the Party or Parties liable for such indemnification (the “Indemnifying Party”) in writing of any pending or threatened claim or demand that the Indemnified Party has determined gives or would reasonably be expected to give rise to a right of indemnification under this Agreement (including a pending or threatened claim or demand asserted by a third party against the Indemnified Party, such claim being a “Third Party Claim”), describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim and or demand and indicating the amount (estimated, if necessary); provided, however, that the delay or failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Section 9.5(a) except to the extent that the Indemnifying Party is actually and materially prejudiced by such delay or failure, it being agreed that notices for claims in respect of a breach of a representation, warranty, covenant or agreement must be delivered prior to the expiration of any applicable survival period specified in Section 9.1 for such representation, warranty, covenant or agreement.
(b)   Upon receipt of a notice of a Third Party Claim for indemnity from an Indemnified Party pursuant to Section 9.3 or Section 9.4 the Indemnifying Party will be entitled, by notice to the Indemnified Party delivered within fifteen (15) Business Days of the receipt of notice of such Third Party Claim (or sooner if the notice of the Third Party Claim so requires), to assume the defense and control of such Third Party Claim (at the expense of such Indemnifying Party); provided that the Indemnifying Party shall allow the Indemnified Party a reasonable opportunity to participate in the defense of such Third Party Claim with its own counsel and at its own expense. If the Indemnifying Party does not assume the defense and control of any Third Party Claim pursuant to this Section 9.5(b), the Indemnified Party shall be entitled to assume and control such defense, but the Indemnifying Party may nonetheless participate in the defense of such Third Party Claim with its own counsel and at its own expense. If the Indemnifying Party assumes the defense and control of a Third Party Claim, then the Indemnifying Party shall select counsel, contractors and consultants of recognized standing and competence and shall use commercially reasonable efforts in the defense or settlement of such Third Party Claim. Buyer and Sellers, as the case may be, shall, and shall cause each of their Affiliates and Representatives to, reasonably cooperate with the Indemnifying Party in the defense of any Third Party Claim, including by furnishing books and records, personnel and witnesses, as reasonably required for any defense of such Third Party Claim. If the Indemnifying Party has assumed the defense and control of a Third Party Claim, it shall be authorized to consent to a settlement of, or the entry of any judgment arising from, any Third Party Claim, in its sole discretion and without the consent of any Indemnified Party; provided that such settlement or judgment does not (A) impose any equitable or other non-monetary remedies or obligations on the Indemnified Party but involves solely the payment of money damages for which the Indemnified Party will be indemnified in full hereunder, (B) involve a finding or admission of wrongdoing or misconduct or any violation of Law or any violation of the rights of any Person by the Indemnified Party, and the Indemnifying Party shall (I) pay or cause to be paid all amounts in such settlement or judgment and (II) obtain, as a condition of any settlement or other resolution, a complete and unconditional release of the Indemnified Parties potentially affected by such Third Party Claim. No Indemnified Party will consent to the entry of any judgment or enter into any settlement or compromise with respect to a Third Party Claim without the prior written consent of the Indemnifying Party, with such consent not to be unreasonably withheld, conditioned or delayed; provided that, notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any such claim without the Indemnifying Party’s consent if it irrevocably waives in a writing delivered to the Indemnifying Party any right to indemnity therefor under this Agreement.

Section 9.6   Limitation of Liability.   The indemnification provided for in Section 9.3 and Section 9.4 shall be subject to the following limitations:
(a)    Except in the case of Fraud:
(i)   in no event will the total cumulative amount of Losses for which each Direct Seller and its respective Indirect Seller may be liable to the Buyer Indemnitees under this Article IX exceed the Purchase Price actually received by such Direct Seller; and
(ii)   in no event will the total cumulative amount of Losses for which each Direct Seller and its respective Indirect Seller may be liable to the Buyer Indemnitees under this Article IX in respect of claims pursuant to Section 9.4(a) (except for the Seller Fundamental Representations), Section 9.4(b), Section 9.4(c), and Section 9.4(d) exceed 30% of the Purchase Price actually received by such Direct Seller.
(iii)   in no event will the total cumulative Losses for which Buyer may be liable to the Direct Seller Indemnitees under this Article IX exceed the Purchase Price actually paid by the Buyer to the Direct Sellers.
(b)   Payments by an Indemnifying Party pursuant to Section 9.3 or Section 9.4 in respect of any Loss shall be limited to the amount of any liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment actually received by the Indemnified Party in respect of any such claim.
(c)   In no event shall any Indemnifying Party be liable to any Indemnified Party for any punitive or exemplary damages, except to the extent awarded to a third party.
(d)   No Indemnified Party shall be entitled to recover from an Indemnifying Party more than once in respect of Losses resulting from the same individual claim or series of related claims.
(e)   All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Purchase Price, unless otherwise required by Law.
(f)   No Indemnifying Party shall be liable in respect of any claim under Section 9.3(a) and Section 9.4(a) if, and to the extent that, the matter, event or circumstance giving rise to such claim solely occurs, arises or is otherwise wholly attributable to the Indemnified Party’s voluntary action, omission, transaction or arrangement following the Closing, including any change in accounting bases, policies, practices or methods, or is required by applicable Law.
(g)   Any Losses for which any Indemnified Party would otherwise be entitled to indemnification under this Article IX shall be reduced by the amount of any Tax benefit actually recognized and realized by the Indemnified Party or its Affiliates (including the Company) arising from the incurrence or payment of such Losses.
(h)   No Indemnifying Party shall be liable for any individual claim (or series of related claims arising out of the same facts or circumstances) where the Losses relating thereto do not exceed 0.01% of the Purchase Price actually paid or received (as applicable and as determined in accordance with Section 9.6(a)) (the “De Minimis Amount”), and such claim shall not be aggregated with other claims for purposes of clause (i) below.
(i)   No Indemnifying Party shall be liable for any Losses pursuant to Section 9.4(a) or Section 9.3(a) (as applicable) unless and until the aggregate amount of all such Losses exceeds one percent (1%) of the Purchase Price actually paid or received (as applicable and as determined in accordance with Section 9.6(a)) (the “Basket”), in which case the Indemnified Party shall be entitled to recover the full amount of all such Losses from the first dollar thereof. For the avoidance of doubt, the limitations set forth in this Section 9.6(i) shall not apply to claims arising under Section 9.4(b) and Section 9.4(c) or any claims based on or arising out of Fraud.
(j)   Each Indemnified Party shall take, and shall cause its Affiliates to take, commercially reasonable steps to mitigate any Losses upon becoming aware of any event or circumstance that would reasonably be expected to give rise to any Losses that are indemnifiable hereunder. The failure of an Indemnified Party to so mitigate shall reduce the amount of Losses for which the Indemnifying Party is liable hereunder to the extent such Losses could reasonably have been avoided or reduced by such mitigation efforts.
Section 9.7   Materiality Scrape.   For purposes of determining whether there has been any inaccuracy, omission or breach of a representation or warranty, and for purposes of determining the amount of Losses resulting therefrom, all qualifications or exceptions in any representation or warranty relating to or referring to the terms “Material Adverse Effect”, “material”, “materiality”, “in all material respects” or any similar term or phrase shall be disregarded and shall be read as if such terms and phrases were not included in them; provided, however, that the foregoing provisions of this Section 9.7 shall be deemed not to apply to the representations and warranties in Section 4.8(a).
Section 9.8   Priority of Recovery.   In the event Sellers are liable to Buyer pursuant to Section 9.4, Buyer shall recover its Losses as follows:
(i)   With respect to any Earnout Consideration that has been earned but not yet issued or paid, Buyer may offset against such Earnout Consideration only if and to the extent that (i) the Parties have reached mutual written agreement on the amount of the relevant Losses, or (ii) Buyer has obtained a final, non-appealable determination of such Losses by arbitral award according to Section 11.7.
(ii)   The Buyer shall first seek to recover its Losses from the Direct Seller(s) that are liable for such Losses, or, if an Indirect Seller is liable, to the Direct Seller owned-by such Indirect Seller. If Buyer is unable to recover the full amount of its Losses from the Direct Seller(s) within sixty (60) days following a final, non-appealable determination of such Losses by arbitral award according to Section 11.7 or a mutual written agreement of the Parties, Buyer may seek to recover any remaining Losses from the relevant Indirect Seller(s), who shall be severally (and not jointly) liable for such remaining Losses in proportion to their respective Pro Rata Percentages.
Section 9.9   Anti-Sandbagging.   In the event Mr. Alex Fink has, as of the date hereof, actual knowledge of a breach of the Sellers or the Company’s representations and warranties set forth in Article III or Article IV hereto, neither Buyer nor any of its Affiliates shall be entitled to make a claim against the Sellers, pursuant to Section 9.4(a) as a result of such breach.
ARTICLE X
TERMINATION
Section 10.1   Termination.   This Agreement may be terminated at any time prior to the Closing only as follows:
(a)    by mutual written consent of Buyer and Sellers;
(b)   by Sellers, if the Sellers are not in breach of their obligations under this Agreement and Buyer breaches or fails to perform in any respect any of its representations, warranties, or covenants contained in this Agreement and such breach or failure to perform: (i) would give rise to the failure of a condition set forth in Section 8.2; (ii) cannot be or has not been cured within 30 Business Days following delivery to Buyer of written notice of such breach or failure to perform; and (iii) has not been waived by Sellers, in their sole discretion; provided that the failure to deliver the full consideration payable pursuant to Article II at the Closing as required hereunder shall not be subject to cure hereunder unless otherwise agreed to in writing by Sellers;
(c)   by Buyer, if Buyer is not in breach of its obligations under this Agreement and Sellers or the Company breach or fail to perform in any respect any of their representations, warranties, or covenants contained in this Agreement and such breach or failure to perform: (i) would give rise to the failure of a condition set forth in Section 8.3; (ii) cannot be or has not been cured within 30 Business Days following delivery to Sellers of written notice of such breach or failure to perform; and (iii) has not been waived by Buyer, in its sole discretion;

(d)   by either Sellers or Buyer if the Closing shall not have occurred by the date that is one hundred twenty (120) calendar days after the date of this Agreement (the “Outside Date”); provided that the right to terminate this Agreement under this Section 10.1(d) shall not be available if the failure of the Party so requesting termination to fulfill any obligation under this Agreement shall have been the cause of the failure of the Closing to occur on or prior to such date;
(e)   by either Sellers or Buyer in the event that any Governmental Authority shall have issued an order, decree, or ruling or taken any other action restraining, enjoining, or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling, or other action shall have become final and non-appealable; provided that the Party so requesting termination shall have complied with Section 6.4.
The Party seeking to terminate this Agreement pursuant to this Section 10.1 (other than Section 10.1(a)) shall give prompt written notice of such termination to the other Parties.
Section 10.2   Effect of Termination.   In the event of termination of this Agreement as provided in Section 10.1, this Agreement shall forthwith become null and void and there shall be no liability on the part of any Party except: (a) for the provisions of Section 3.5 (Brokers), Section 4.21 (Brokers), Section 4.27 (Exclusivity of Representations and Warranties), Section 5.5 (Brokers), Section 6.3 (Confidentiality), Section 6.5 (Public Announcements), this Section 10.2, and Article XI (General Provisions); and (b) that nothing herein shall relieve any Party from liability for any Fraud or willful breach of this Agreement.
ARTICLE XI
GENERAL PROVISIONS
Section 11.1   Fees and Expenses.   Except as otherwise provided herein, all fees and expenses incurred in connection with or related to this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby shall be paid by the Party incurring such fees or expenses, regardless of whether such transactions are consummated.
Section 11.2   Amendment and Modification.   This Agreement may not be amended, modified, or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of each Seller and Buyer.
Section 11.3   Waiver; Extension.   At any time prior to the Closing, Sellers, on the one hand and on behalf of themselves and the Company, and Buyer, on the other hand, may, in its sole discretion elect to: (a) extend the time for performance of any of the obligations or other acts of the other Party contained herein; (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document, certificate, or writing delivered by such Party pursuant hereto; or (c) waive compliance by the other Party with any of the agreements or conditions contained herein. Any agreement on the part of any Party to any such extension or waiver shall be valid only if set forth in a written agreement signed on behalf of such Party. No failure or delay of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Any agreement on the part of any Party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such Party.
Section 11.4   Notices.   All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 11.4):

If to Paliienko, Murashko and/or Gorovyi:	[***] [***] [***] [***]
If to Ostapchuk:	[***] [***] [***] [***]
If to Buyer:	Swarmer, Inc 4515 Seton Center Pkwy #330 Austin, TX 78759 Email: [***] Attention: [***]
with a copy to (which shall not constitute notice):	Greenberg Traurig, P.A. 333 SE 2nd Avenue, Suite 4400 Miami, Florida 33131 Email: [***]
Section 11.5   Entire Agreement.   This Agreement (including the Exhibits and Schedules hereto) and the Ancillary Agreements constitute the entire agreement among the Parties, and supersede all prior written agreements, arrangements, communications, and understandings and all prior and contemporaneous oral agreements, arrangements, communications, and understandings among the Parties with respect to the subject matter hereof and thereof. Neither this Agreement nor any Ancillary Agreement shall be deemed to contain or imply any restriction, covenant, representation, warranty, agreement, or undertaking of any Party with respect to the transactions contemplated hereby or thereby other than those expressly set forth herein or therein or in any document required to be delivered hereunder or thereunder and none shall be deemed to exist or be inferred with respect to the subject matter hereof. Notwithstanding any oral agreement or course of conduct of the Parties or their Representatives to the contrary, no Party shall be under any legal obligation to enter into or complete the transactions contemplated hereby unless and until this Agreement shall have been executed and delivered by each of the Parties.
Section 11.6   Parties in Interest.   This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties and their respective successors and permitted assigns any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement, except with respect to the provisions of Section 6.6, which shall inure to the benefit of the Persons benefiting therefrom who are intended to be third-party beneficiaries thereof.
Section 11.7   Governing Law; Venue.   This Agreement and all transactions contemplated hereunder shall be governed by and construed in accordance with the Laws of the State of Delaware without regards to any conflicts of law rules (whether of the State of Delaware or any other jurisdiction). Any Action arising out of or relating to this Agreement or the transactions contemplated hereunder shall, to the fullest extent permitted by applicable Law, be finally settled under the Rules of Arbitration of the International Chamber of Commerce (“ICC”) in effect at the time of the arbitration. The seat of arbitration shall be London, England, and the language of the arbitration shall be English. The arbitration shall be conducted by three (3) arbitrators. Buyer, on the one hand, and Sellers, jointly, on the other hand, shall each nominate one (1) arbitrator within thirty (30) days after delivery of the request for arbitration. If either side fails to nominate an arbitrator within such period, upon request of any Party, such arbitrator shall be appointed by the ICC Court within thirty (30) days of receiving such request. The two (2) arbitrators so appointed shall jointly nominate the third (3rd) arbitrator within thirty (30) days of their appointment. If the two (2) arbitrators fail to nominate a third (3rd) arbitrator within such period, upon request of any Party, the third (3rd) arbitrator shall be appointed by the ICC Court within thirty (30) days of receiving such request. The third (3rd) arbitrator shall serve as chair of the arbitral tribunal. The award rendered by the arbitral tribunal shall be final and binding on the Parties. Judgment on the award may be entered in any court of competent jurisdiction. Notwithstanding the foregoing, any Party may seek interim or conservatory measures from the arbitral tribunal or, if the tribunal has not yet been constituted, from any court of competent jurisdiction, and any such application shall not be deemed incompatible with the agreement to arbitrate. The Parties agree that the arbitral tribunal may exercise jurisdiction with respect to this Agreement and the Ancillary Agreements. If two (2) or more arbitrations are commenced under this Agreement and/or any Ancillary Agreement, any Party may petition any arbitral tribunal appointed in such arbitrations for an order that the several arbitrations be consolidated in a single arbitration before that arbitral tribunal. In deciding whether to make such order, the arbitral tribunal shall consider whether the several arbitrations raise common issues of law or fact and whether consolidation would serve the interests of justice and efficiency.
Section 11.8   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE ANCILLARY AGREEMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ANCILLARY AGREEMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 11.9   Disclosure Generally.   Certain information set forth in the Disclosure Schedule is included solely for information purposes and may not be required to be disclosed pursuant to this Agreement. The inclusion of an item in a section of the Disclosure Schedule as an exception to a representation or warranty contained in this Agreement shall not be deemed to constitute: (i) an acknowledgment that such information is required to be disclosed in connection with the representations and warranties of the Company or Sellers contained in this Agreement; (ii) an admission by the Company or Sellers that such item constitutes an item, event, circumstance, or occurrence that is material to the Company’s business; or (iii) a Company Material Adverse Effect. Any information disclosed in any section of the Disclosure Schedule shall be deemed to be disclosed with respect to any other section of the Disclosure Schedule to which the relevance of such information to such other section is reasonably apparent on the face of such disclosure notwithstanding the omission of a reference or a cross-reference thereto. Where the terms of a Contract or other item have been summarized or described in the Disclosure Schedule, such summary or description does not purport to be a complete statement of the material terms of such Contract or other item, and all such summaries and descriptions are qualified in their entirety by reference to the Contract or item being summarized or described. All references to Contracts contained in the Disclosure Schedule shall be deemed to refer to such Contract as amended through the date hereof and include all schedules, annexes, and attachments and all documents incorporated by reference therein. The information provided in the Disclosure Schedule is being provided solely for the purpose of making disclosures to Buyer under this Agreement. In disclosing such information, the Company and Sellers do not waive, and expressly reserve any rights under, any attorney work-product protections, attorney-client privileges, or similar protections and privileges with respect to any of the matters disclosed or discussed therein.
Section 11.10   Assignment; Successors.   Neither this Agreement nor any of the rights, interests, or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party without the prior written consent of the other Parties, and any such assignment without such prior written consent shall be null and void; provided, further, that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
Section 11.11   Specific Performance.   The Parties agree that money damages would be both incalculable and an insufficient remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that any such breach would cause irreparable damage. Accordingly, each of the Parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the arbitral tribunal constituted in accordance with Section 11.7; provided that, prior to the constitution of such arbitral tribunal, any Party may seek interim or conservatory measures, including specific performance, from any court of competent jurisdiction, and any such application shall not be deemed incompatible with the agreement to arbitrate. Each of the Parties hereby further irrevocably and unconditionally waives: (a) any defense in any Action for specific performance that a remedy at law would be adequate; and (b) any requirement under any Law to post security as a prerequisite to obtaining equitable relief.

Section 11.12   Severability.   Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision or portion of any provision had never been contained herein.
Section 11.13   Counterparts.   This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
Section 11.14   No Presumption Against Drafting Party.   Each Party acknowledges that it has been represented by legal counsel in connection with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting Party has no application and is expressly waived.
[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed this Participatory Interests Purchase Agreement as of the date first written above.
/s/ Taras Ihorovych Ostapchuk

Taras Ihorovych Ostapchuk
/s/ Mykola Oleksandrovych Paliienko

Mykola Oleksandrovych Paliienko
/s/ Taras Ivanovych Murashko

Taras Ivanovych Murashko
/s/ Denys Volodymyrovych Gorovyi

Denys Volodymyrovych Gorovyi
[Signature Page to Participatory Interests Purchase Agreement]

BUYER
SWARMER, INC
By:
/s/ Alexander Fink

Name: Alexander Fink
Title:  Chief Executive Officer (U.S.) and President
[Signature Page to Participatory Interests Purchase Agreement]

EXHIBIT A
FORM OF LOCK-UP AGREEMENT
[Attached]

LOCK-UP AGREEMENT
This LOCK-UP AGREEMENT (this “Agreement”), dated as of [      ], 2026, is made and entered into by and among Swarmer, Inc, a Delaware corporation (“Swarmer”), and the persons set forth on the signature pages hereto (each, a “Direct Equityholder” and, collectively, the “Direct Equityholders”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement (as defined below).
WHEREAS, concurrently with this Agreement, Swarmer, LIMITED LIABILITY COMPANY “JK LAND VEHICLES”, a limited liability company existing under the laws of Ukraine, identification code 45018662, having its registered address at Ukraine, 02121, Kyiv, Kharkivske shose, 201-203, office 605.1 (the “Target”), the Direct Equityholders, Mykola Oleksandrovych Paliienko, an individual resident of Ukraine, Taras Ivanovych Murashko, an individual resident of Ukraine, and Denys Volodymyrovych Horovyi, an individual resident of Ukraine are entering into that certain Participatory Interests Purchase Agreement, dated as of September 9, 2026 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), pursuant to which, among other things, the Direct Equityholders have agreed to sell to Swarmer (as Buyer thereunder), and Swarmer has agreed to purchase from the Direct Equityholders, all of the participatory interests in the charter capital of the Target;
WHEREAS, as partial consideration for the Participatory Interests, the Purchase Agreement provides that Swarmer will issue to the Direct Equityholders the SWMR Share Consideration at the Closing and, subject to the terms and conditions of the Purchase Agreement, may issue to the Direct Equityholders additional shares of Buyer Common Stock as Earnout Consideration, including the 2026 Earnout Shares, the 2027 Earnout Shares, the 2028 Earnout Shares, the 2028 Bonus Earnout Shares, and any Revenue Catch-Up Shares; and
WHEREAS, the Purchase Agreement provides that the shares of Buyer Common Stock issued to the Direct Equityholders thereunder are subject to a six-month lock-up period commencing on the date of issuance of such shares, pursuant to the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, hereby agree as follows:
1.   Definitions.   As used in this Agreement, the following terms have the meanings set forth below. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.
(a)    “Earnout Shares” means, collectively, the 2026 Earnout Shares, the 2027 Earnout Shares, the 2028 Earnout Shares, and the 2028 Bonus Earnout Shares.
(b)   “Family Member” means with respect to any Direct Equityholder, such Direct Equityholder’s spouse, domestic partner, child (including by adoption), father, mother, brother or sister, and lineal descendant (including by adoption) of such Direct Equityholder or of any of the foregoing persons.
(c)   “Issuance Date” means, with respect to any Lock-Up Shares, the date on which such Lock-Up Shares are actually issued to the applicable Direct Equityholder pursuant to the Purchase Agreement.
(d)   “Lock-Up Period” means, with respect to each tranche of Lock-Up Shares, the period commencing on the Issuance Date of such tranche and ending at 11:59 p.m. (Eastern time) on the date that is six (6) months after such Issuance Date. For the avoidance of doubt, each tranche of Lock-Up Shares is subject to its own separate and independent Lock-Up Period measured from the Issuance Date of such tranche.
(e)   “Lock-Up Shares” means, collectively, the SWMR Share Consideration, the Earnout Shares, and the Revenue Catch-Up Shares.
(f)   “Permitted Transferee” means any Person to whom a Transfer of Lock-Up Shares is permitted pursuant to Section 5.

(g)   “Revenue Catch-Up Shares” means any shares of Buyer Common Stock issued to the Direct Equityholders as a Revenue Catch-Up pursuant to Section 2.5(c) of the Purchase Agreement.
(h)   “SWMR Share Consideration” has the meaning ascribed to such term in the Purchase Agreement.
(i)   “Transfer” means to (i) sell, offer to sell, contract or agree to sell or lend, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Lock-Up Shares, (ii) enter into any swap, hedge, short sale (as defined in Rule 200 of Regulation SHO under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Lock-Up Shares, whether any such transaction is to be settled by delivery of Lock-Up Shares or other securities, in cash or otherwise, (iii) publicly disclose the intention to do any of the foregoing, or take any other action in furtherance of any of the matters described in the foregoing clauses (i) through (ii), or (iv) take any action in furtherance of any of the matters described in the foregoing clauses (i) through (iii).
(j)   “2026 Earnout Shares” means the shares of Buyer Common Stock issued to the Direct Equityholders in respect of the 2026 Earnout pursuant to the Purchase Agreement.
(k)   “2027 Earnout Shares” means the shares of Buyer Common Stock issued to the Direct Equityholders in respect of the 2027 Earnout pursuant to the Purchase Agreement.
(l)   “2028 Earnout Shares” means the shares of Buyer Common Stock issued to the Direct Equityholders in respect of the 2028 Earnout pursuant to the Purchase Agreement.
(m)   “2028 Bonus Earnout Shares” means the shares of Buyer Common Stock issued to the Direct Equityholders in respect of the 2028 Bonus Earnout pursuant to the Purchase Agreement.
2.   Lock-Up.   Subject to the exceptions set forth in Section 5, each Direct Equityholder agrees that it, he or she shall not Transfer any Lock-Up Shares during the applicable Lock-Up Period for such Lock-Up Shares. Each tranche of Lock-Up Shares shall be subject to the Lock-Up Period applicable to such Lock-Up Shares. Upon the expiration of the applicable Lock-Up Period with respect to any tranche of Lock-Up Shares, the restrictions set forth in this Section 2 shall cease to apply to such tranche. Each Direct Equityholder further acknowledges and agrees that the Lock-Up Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities Laws, are “restricted securities” within the meaning of Rule 144 under the Securities Act, and may not be offered, sold, pledged or otherwise transferred except pursuant to an effective registration statement under the Securities Act or an available exemption from, or in a transaction not subject to, the registration requirements thereof. The parties acknowledge that concurrently with this Agreement, Swarmer and the Direct Equityholders are entering into a Registration Rights Agreement, dated as of the date hereof (the “Registration Rights Agreement”), pursuant to which Swarmer has agreed to register the Lock-Up Shares for resale under the Securities Act, subject to the terms and conditions set forth therein. For the avoidance of doubt, the resale of Lock-Up Shares following expiration of the applicable Lock-Up Period remains subject to compliance with the Securities Act (including Rule 144, if applicable) and other applicable Law, except to the extent such Lock-Up Shares are sold pursuant to an effective registration statement under the Securities Act.
3.   Swarmer Obligations.
(a)      Swarmer shall, for so long as any Direct Equityholder holds any Lock-Up Shares, use commercially reasonable efforts to (i) remain subject to and timely comply with the reporting requirements of Section 13 or 15(d) of the Exchange Act, and (ii) file all reports required thereunder within the time periods prescribed by the Securities and Exchange Commission.
(b)   Swarmer shall, for so long as any Direct Equityholder holds any Lock-Up Shares, use commercially reasonable efforts to maintain the listing of Buyer Common Stock on Nasdaq or another national securities exchange.
4.   Anti-Dilution Adjustment.   In the event of any stock split, reverse stock split, stock dividend, recapitalization, reorganization, or similar event affecting Buyer Common Stock after the date of this

Agreement, the number of Lock-Up Shares and all references thereto in this Agreement shall be equitably adjusted to reflect such event.
5.   Permitted Transfers.   The restrictions set forth in Section 2 shall not apply to:
(a)    Transfers required by Law;
(b)   in the case of an individual, Transfers to Affiliates or Family Members of the applicable Direct Equityholder;
(c)   Transfers by gift to a trust, the beneficiary of which is a Person to whom a Transfer would be permitted under clause (b), or to a charitable organization;
(d)   in the case of an individual, Transfers by virtue of laws of descent and distribution upon death of such individual;
(e)   in the case of an individual, Transfers pursuant to a qualified domestic relations order;
(f)   in the case of an individual, Transfers to a partnership, limited liability company or other entity of which the Direct Equityholder and/or the Affiliates or Family Members of the Direct Equityholder are the legal and beneficial owner of all of the outstanding equity securities or similar interests;
(g)   Transfers to a nominee or custodian of a Person to whom a Transfer would be permitted under this Section 5;
(h)   in the case of an entity, Transfers as part of a distribution to members, partners, shareholders or equityholders of the Direct Equityholder; and
(i)   in the case of an entity, Transfers by virtue of the laws of the state of the entity’s organization and the entity’s Governing Documents upon dissolution of the entity.
(j)   Transfers pursuant to an effective registration statement under the Securities Act (including pursuant to the Registration Rights Agreement), following the expiration of the applicable Lock-Up Period.
Notwithstanding the foregoing, (i) any Transfer permitted pursuant to this Section 5 remains subject to compliance with applicable securities Laws and (ii) it shall be a condition to any Transfer pursuant to this Section 5 that the applicable Permitted Transferee execute and deliver to Swarmer, prior to and as a condition of such Transfer, a joinder to this Agreement, substantially in the form of Exhibit A hereto, in order to become a “Direct Equityholder” for purposes of this Agreement; provided, however, that the joinder requirement set forth in clause (ii) of this paragraph shall not apply to Transfers pursuant to Section 5(j). Any purported Transfer to a Permitted Transferee that does not comply with the joinder requirement set forth in this Section 5 shall be null and void ab initio, and Swarmer shall not be required to recognize any such purported Transfer or the purported Permitted Transferee as a holder of Lock-Up Shares for any purpose.
6.   Termination.   This Agreement shall terminate upon the earlier of (i) the expiration of the last applicable Lock-Up Period (for the avoidance of doubt, after giving effect to any Lock-Up Period in respect of any Revenue Catch-Up Shares), and (ii) the closing of a merger, liquidation, share exchange, reorganization, sale of substantially all assets or other similar transaction after the date hereof that results in all of the securityholders of Swarmer having the right to exchange their Buyer Common Stock for cash, securities or other property.
7.   Prohibited Transfers.   In furtherance of the foregoing, Swarmer, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make, register or otherwise effect any Transfer of Lock-Up Shares if such Transfer would constitute a violation or breach of this Agreement. Swarmer may (a) cause the certificates or book-entry positions representing the Lock-Up Shares to bear a legend, and/or (b) cause its transfer agent to note stop-transfer instructions with respect to the Lock-Up Shares, in each case referencing the restrictions on Transfer set forth in this Agreement, in addition to any legend or restriction required under applicable securities Laws, for so long as the applicable Lock-Up Period remains in effect.

8.   Removal of Legend.   Upon (i) the expiration of the applicable Lock-Up Period with respect to any tranche of Lock-Up Shares, or (ii) if earlier, such Lock-Up Shares becoming eligible for resale without volume or manner-of-sale restriction under Rule 144 under the Securities Act (and, if applicable, without Swarmer being required to be in compliance with the current public information requirement of Rule 144), Swarmer shall, no later than two (2) Business Days after its receipt of a written request from the applicable Direct Equityholder, together with such customary documentation as Swarmer or its counsel may reasonably request (which may include a customary representation letter in form and substance reasonably satisfactory to Swarmer and, if applicable, a customary broker representation letter): (A) deliver or cause to be delivered to its transfer agent irrevocable instructions authorizing and directing the transfer agent to remove the legend described in Section 7 (and any related stop-transfer instructions or notations) from the Lock-Up Shares specified in such request, and (B) cause its counsel, at Swarmer’s expense, to deliver to the transfer agent any legal opinion reasonably required by the transfer agent to effect such removal. If requested by the applicable Direct Equityholder in lieu of a legended certificate, Swarmer shall use reasonable best efforts to cause the applicable Lock-Up Shares to be credited to the account of the Direct Equityholder’s broker or custodian through the Depository Trust Company’s Deposit/Withdrawal at Custodian (DWAC) system, free of all restrictive legends, to the extent then eligible for delivery in unlegended form under this Section 8. Swarmer acknowledges that time is of the essence with respect to its obligations under this Section 8, and shall use reasonable best efforts to cause its transfer agent and counsel to cooperate promptly and in good faith with any request made in accordance with this Section 8. Notwithstanding the foregoing, the parties acknowledge that removal of any legend remains subject to the transfer agent’s acceptance of the required instructions and documentation and to Swarmer’s counsel’s ability, consistent with then-applicable law and the transfer agent’s requirements, to deliver the opinion described above, and nothing in this Section 8 guarantees that any particular transfer agent or counsel will act in any particular manner.
9.   Specific Performance.   Each of Swarmer and the Direct Equityholders agrees that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement (including any breach by Swarmer of its obligations under Section 8) and that any such breach would cause irreparable harm to the non-breaching party or parties, for which there would be no adequate remedy at law. Accordingly, each of Swarmer and the Direct Equityholders shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, by binding arbitration in accordance with Section 11. Each party hereto hereby further irrevocably and unconditionally waives: (a) any defense in any Action for specific performance that a remedy at law would be adequate; and (b) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.
10.   Governing Law.   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to any conflicts of law rules (whether of the State of Delaware or any other jurisdiction) that would require or permit the application of the Laws of any other jurisdiction.
11.   Disputes.   All disputes arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with Section 11.7 of the Purchase Agreement.
12.   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT, HE OR SHE MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
13.   Several Liability.   The liability of each Direct Equityholder hereunder is several, not joint and several. Notwithstanding any other provision of this Agreement, in no event will any Direct Equityholder be liable for any other Direct Equityholder’s breach of such other Direct Equityholder’s obligations under this Agreement, and each Direct Equityholder shall be responsible solely for the performance of its, his or her own obligations hereunder.

14.   Amendment.   This Agreement may not be amended, supplemented, modified or waived except by an instrument in writing signed by Swarmer and each Direct Equityholder adversely affected by such amendment, supplement, modification or waiver, which instrument makes specific reference to this Agreement. Notwithstanding the foregoing, Swarmer may, in its sole discretion and without the consent of any other Direct Equityholder, waive or reduce, in whole or in part, the restrictions set forth in Section 2 with respect to any individual Direct Equityholder, and no such waiver shall (i) require the consent of, (ii) constitute an amendment as to, or (iii) entitle any other Direct Equityholder to a similar waiver or any other right or remedy.
15.   Entire Agreement.   This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior negotiations, letters and understandings, whether oral or written, relating to the subject matter hereof. Nothing in this Agreement shall affect any provision of the Purchase Agreement.
16.   Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or other electronic transmission (including in .pdf format), and any such signature shall be of the same force and effect as an original signature.
17.   Severability.   Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable Law in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision or portion of any provision had never been contained herein.
18.   Successors and Assigns.   This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.
19.   Notices.   Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) on the next Business Day when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective Parties at the addresses set forth on the signature pages hereto (or at such other address as a party may designate by notice given in accordance with this Section 19).
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Lock-Up Agreement as of the date first set forth above.
SWARMER:
SWARMER, INC
By:

Name:
Title:
Address:
Swarmer Inc
4515 Seton Center Pkwy #330
Austin, TX 78759
Email: [***]; [***]
Attention: Alex Fink; Jennifer Detrani
[SIGNATURE PAGES OF DIRECT EQUITYHOLDERS FOLLOWS]
[Signature Page to Lock-Up Agreement]

DIRECT EQUITYHOLDERS:
[        ]
By:

Name:
Title:
Address:
[        ]
By:

Name:
Title:
Address:
[SIGNATURE PAGES CONTINUE]
[Signature Page to Lock-Up Agreement]

[         ]
By:

Name:
Title:
Address:
[Signature Page to Lock-Up Agreement]

EXHIBIT A
JOINDER TO LOCK-UP AGREEMENT
[           ], 20[  ]
Reference is made to the Lock-Up Agreement, dated as of [           ], 2026, by and among Swarmer, Inc (“Swarmer”), and the Direct Equityholders (as defined therein) from time to time party thereto (as amended, supplemented or otherwise modified from time to time, the “Lock-Up Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Lock-Up Agreement.
Each of Swarmer and the undersigned holder of equity interests in Swarmer (the “New Equityholder”) agrees that this Joinder to the Lock-Up Agreement (this “Joinder”) is being executed and delivered for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.
The New Equityholder hereby agrees to become, and does become, a party to the Lock-Up Agreement as a Direct Equityholder. This Joinder shall serve as a counterpart signature page to the Lock-Up Agreement and by executing below, the New Equityholder is deemed to have executed the Lock-Up Agreement with the same force and effect as if originally named a party thereto.
This Joinder may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first set forth above.
SWARMER:
SWARMER, INC
By:

Name:
Title:
NEW EQUITYHOLDER:
[           ]
By:

Name:
Title:
[Signature Page to Joinder to Lock-Up Agreement]

EXHIBIT C
FORM OF REGISTRATION RIGHTS AGREEMENT
[Attached]

REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made and entered into as of [•], 2026, between Swarmer, Inc, a Delaware corporation (the “Company”), and persons set forth on the signature pages hereto (each such person, a “Seller” and, collectively, the “Sellers”).
This Agreement is made pursuant to the Participatory Interests Purchase Agreement, dated as of September 9, 2026, between the Company and the Sellers named therein (the “Purchase Agreement”).
The Company and each Seller hereby agree as follows:
1.   Definitions.   Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
“Advice” shall have the meaning set forth in Section 6(b).
“Closing Shares” means the Shares issued to a Seller at the Closing pursuant to the Purchase Agreement as SWMR Share Consideration.
“Common Stock” means common stock of the Company, par value $0.00001 per share.
“Earnout Shares” means, with respect to a Seller, any Shares issued to such Seller following the Closing pursuant to Section 2.5 of the Purchase Agreement in respect of the achievement of any earnout or other contingent consideration milestone set forth therein.
“Effectiveness Date” means, when the Company is notified by the Commission that one or more of the Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day. In any event, the Effectiveness Date shall be no later than the 90th calendar day after the applicable Filing Date (or, if the Commission reviews and comments on such Registration Statement, the 120th calendar day after the applicable Filing Date).
“Effectiveness Period” shall have the meaning set forth in Section 2(a).
“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 3rd Trading Day following April 1, 2027. With respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), “Filing Date” means the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
“Indemnified Party” shall have the meaning set forth in Section 5(c).
“Indemnifying Party” shall have the meaning set forth in Section 5(c).
“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.
“Lock-Up Period” means (a) with respect to any Closing Shares, the period beginning on the Closing Date and ending on the date that is six (6) months after the Closing Date, and (b) with respect to any Earnout Shares issued to a Seller, the period beginning on the date of issuance of such Earnout Shares and ending on the date that is six (6) months after such date of issuance.
“Locked-Up Shares” means, at any time, any Closing Shares or Earnout Shares that remain subject to the applicable Lock-Up Period at such time pursuant to a Lock-Up Agreement.
“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Registrable Securities” means, as of any date of determination, (a) the Shares (excluding, solely for purposes of determining the Effectiveness Period, any Locked-Up Shares until the expiration of the applicable Lock-Up Period; provided, that the Company shall remain obligated to file and use reasonable best efforts to cause the effectiveness of a Registration Statement covering such Locked-Up Shares so that such Registration Statement is effective on or before the expiration of the applicable Lock-Up Period), and (b) any securities issued or then issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective by the Commission under the Securities Act and such Registrable Securities have been sold, transferred, exchanged, or disposed of by the Holder in accordance with such effective Registration Statement, (ii) such Registrable Securities have been previously sold in accordance with Rule 144, or (iii) such securities become eligible for resale without regard to any volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement pursuant to Rule 144.
“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) and any additional registration statements contemplated by Section 2(c) or Section 3(c) (in each case with respect to the Registrable Securities), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 3(a).
“SEC Guidance” means (i) any publicly available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.
“Shares” means the shares of Common Stock issued or issuable to each Seller pursuant to the Purchase Agreement.
“Trading Day” means a day on which the principal Trading Market is open for trading.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).
2.   Registration.
(a)   On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (or any successor or similar provision adopted by the Commission then in effect). Each Registration Statement filed hereunder shall be on Form S-3, or, if Form S-3 is not then available to the Company, on Form S-1, or such other appropriate form of registration statement as is then available to effect a registration of Registrable Securities and shall contain a Prospectus in such form as to permit the Holders to sell such Registrable Securities pursuant to Rule 415 beginning on the effective date for such Registration Statement. Each Registration Statement shall contain substantially the “Plan of Distribution” and “Selling Stockholder” sections attached hereto as Annex A and Annex B, respectively; provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. Subject to the terms of this Agreement, the Company shall use its reasonable best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until the date that all Registrable Securities cease to be Registrable Securities (the “Effectiveness Period”). The Company shall notify the Holders via e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the Commission as required by Rule 424.
(b)   Notwithstanding the registration obligations set forth in Section 2(a), if the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission, covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Securities Act Rules Compliance and Disclosure Interpretation Question 612.09.
(c)   Notwithstanding any other provision of this Agreement, if the Commission or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced as follows:
(i)   First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities; and
(ii)   Second, the Company shall reduce the number of Registrable Securities represented by Shares, applied, in the case that some Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares held by such Holders.
In the event of a cutback hereunder, the Company shall give each Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment of Registrable Securities to be registered on such Registration Statement. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its best efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended.

(d)   If the Initial Registration Statement is not filed on or prior to its Filing Date (such event, a “Registration Default”), then on each monthly anniversary of such Registration Default until such Registration Default is cured, the Company shall pay to each Holder an amount in cash equal to one percent (1.0%) of the aggregate value of the Registrable Securities then held by such Holder, calculated based on the closing price of the Common Stock on the Trading Market on the date of issuance of such Registrable Securities to such Holder; provided, that in no event shall the aggregate amount of liquidated damages payable to any Holder exceed six percent (6.0%) of the aggregate value of the Registrable Securities held by such Holder as of the date of issuance, calculated on the same basis.
3.   Registration Procedures.   In connection with the Company’s registration obligations hereunder, the Company shall:
(a)   Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (excluding any Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Report on Form 8-K, including any amendment thereto and any similar or successor reports), the Company shall (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review but not the express approval of such Holders other than as set forth in the remainder of this subsection as to inquiries and objections, and (ii) cause its officers, directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex C (a “Selling Stockholder Questionnaire”) on a date that is not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth (4th) Trading Day following the date on which such Holder receives draft materials in accordance with this Section 3(a). The Company shall not be required to include any Registrable Securities in the Registration Statement for any Holder that has not provided such Selling Stockholder Questionnaire.
(b)   (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, and (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all written correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries).
(c)   If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.
(d)   Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of

(i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries.
(e)   Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
(f)   If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.
(g)   Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).
(h)   Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i)   If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates (or evidence of book entry transfer) representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates (or evidence of book entry transfer) shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may reasonably request, provided that the Holder furnishes to the Company a customary representation letter and such other documentation as may be required in connection therewith.
(j)   Upon the occurrence of any event contemplated by Section 3(d), as promptly as reasonably possible under the circumstances, taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus, as the case may be, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(j) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed a total of 60 calendar days (which need not be consecutive days) in any 12-month period. In addition, the Company shall not register any of its own securities or facilitate the registration of any other holder’s securities during any suspension period applicable to the Holders.
(k)   Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.
(l)   If then eligible to use Form S-3, the Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of the Registrable Securities.
(m)   The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares.
(n)   The Company shall, for so long as any Holder holds Registrable Securities, use commercially reasonable efforts to (i) maintain the listing of the Common Stock on a Trading Market, and (ii) timely file all reports required to be filed by it under the Exchange Act (including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K).
(o)   Upon written request of a Holder, the Company shall, no later than two (2) Trading Days after receiving such request together with such customary documentation as the Company may reasonably request (which may include a representation letter and, if applicable, a legal opinion of counsel or a customary broker representation letter), at the Company’s sole cost and expense, use its reasonable best efforts to (i) deliver irrevocable instructions to its transfer agent authorizing and directing the transfer agent to remove all restrictive legends (and any related stop-transfer instructions or notations) from the Registrable Securities specified in such request, and (ii) cause its counsel to deliver any legal opinion reasonably required by the transfer agent in connection with such legend removal, in each case to the extent that such Registrable Securities are then eligible for resale (A) under an effective Registration Statement and the plan of distribution set forth therein, (B) pursuant to Rule 144 (including, in the case of a Holder that is not an affiliate of the Company, without regard to the current public information requirement of Rule 144), or (C) pursuant to any other applicable exemption from registration under the Securities Act as to which the Company’s counsel is able to deliver the opinion described above. In lieu of a certificate bearing a restrictive legend, if requested by a Holder, the Company shall use its reasonable best efforts to cause the Registrable Securities so eligible to be credited to the account of such Holder’s broker or custodian with The Depository Trust Company through its Deposit/Withdrawal at Custodian (DWAC) system, free of all restrictive legends. Nothing in this Section 3(o) shall be construed to guarantee that any particular transfer agent or the Company’s counsel will accept any instruction or deliver any opinion; the Company’s obligation is to use its reasonable best efforts, and to cooperate promptly and in good faith, to cause such actions to be taken; provided, however, that the Company or its counsel shall not be obligated to deliver any instructions, opinions or other documentation contemplated by this Section 3(o) during any period in which the Company has suspended the availability of a Registration Statement or Prospectus pursuant to Section 3(j).
4.   Registration Expenses.   All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting discounts or broker or similar commissions or fees of any Holder or any legal fees or other costs of the Holders.
5.   Indemnification.
(a)   Indemnification by the Company.   The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 6(b). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 6(e).
(b)   Indemnification by Holders.   Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in the Selling Stockholder Questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
(c)   Conduct of Indemnification Proceedings.   If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable and documented fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.
An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable and documented fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses, to the extent incurred, in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.
(d)   Contribution.   If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable and documented attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 5 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
6.   Miscellaneous.
(a)   Remedies.   In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate. Without limiting the foregoing, the Company acknowledges and agrees that its failure to timely satisfy its obligations under Section 3(o) (including the time periods specified therein) may deprive the applicable Holder of the ability to timely sell Registrable Securities and may cause harm that is difficult to quantify, and that, in addition to and without limiting any other remedy available under this Section 6(a), each Holder shall be entitled to seek specific performance and injunctive relief in respect of any such failure, in each case without the necessity of posting a bond or other security.
(b)   Discontinued Disposition.   By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.
(c)   Amendments and Waivers.   The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 66.7% or more of the then outstanding Registrable Securities (for purposes of clarification, this includes any Registrable Securities issuable upon exercise or conversion of any security), provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders), the prior written consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 6(c). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.
(d)   Notices.   Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.
(e)   Successors and Assigns.   This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger, subject to any successor entity assuming in writing all of the obligations of the Company under this Agreement) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights under this Agreement, in whole or in part, to any Person who acquires Registrable Securities from such Holder in a transaction not involving a public offering, provided that (i) such Holder gives prior written notice to the Company, and (ii) such Person agrees in writing to be bound by this Agreement by executing and delivering a joinder substantially in the form of Exhibit A. Any transfer or assignment made other than as provided in this Section 6(e) shall be null and void.
(f)   No Inconsistent Agreements.   Neither the Company nor any of its Subsidiaries has entered into any agreement or arrangement as of the date hereof that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(g)   Execution and Counterparts.   This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file or Docusign, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” or Docusign signature page were an original thereof.
(h)   Governing Law.   All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the laws of the State of Delaware. All disputes arising out of or relating to this Agreement shall be resolved by binding arbitration in accordance with Section 11.7 of the Purchase Agreement.
(i)   Cumulative Remedies.   The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.
(j)   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(k)   Headings.   The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.
(l)   Independent Nature of Holders’ Obligations and Rights.   The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.
(m)   Further Acts.   Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(n)   Termination.   This Agreement shall terminate and be of no further force or effect upon the date on which no Registrable Securities remain outstanding; provided, that the provisions of Section 5 and any other provisions that by their terms survive termination shall survive any such termination.
********************
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
SWARMER, INC
By:

Name:
Title:
[SIGNATURE PAGES OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO RRA]
By:
Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

EXHIBIT A
REGISTRATION RIGHTS AGREEMENT JOINDER
The undersigned is executing and delivering this Registration Rights Agreement Joinder (this “Joinder”) pursuant to the Registration Rights Agreement dated as of [•], 2026 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Swarmer, Inc, a Delaware corporation, and the other persons named as parties therein.
By executing and delivering this Joinder, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.
Accordingly, the undersigned has executed and delivered this Joinder as of the        day of        , 20
HOLDER:
[•]
By:

Its:

Address for Notices:
[•]
[•]
[•]
[•]
Agreed and Accepted as of
[•]
By:

Its:

Annex A
PLAN OF DISTRIBUTION
Each Selling Stockholder (the “Selling Stockholders”) of the Securities and any of their pledgees, donees, transferees, assignees, and other successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal trading market or any other stock exchange, market or trading facility on which the Securities are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. The Selling Stockholders reserve the right to accept and, together with their respective agents, to reject, any proposed purchase of securities to be made directly or through agents. The Selling Stockholders and any permitted transferees may sell their securities offered by this prospectus on any stock exchange, market or trading facility on which the securities are traded or in private transactions. A Selling Stockholder may use any one or more of the following methods when selling securities:
•
through brokers or dealers (who may act as agent or principal and who may receive compensation in the form of discounts, concessions or commissions from such Selling Stockholders, the purchaser or such other persons who may be effecting such sales, which discounts, concessions or commissions as to any particular broker or dealer may be in excess of those customary to the types of transactions involved) for resale to the public or to institutional investors at various times;

•
through negotiated transactions, including, but not limited to, block trades in which the broker or dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•
through purchases by a broker or dealer as principal and resale by that broker or dealer for its account;

•
on any national securities exchange or quotation service on which the shares may be listed or quoted at the time of sale at market prices prevailing at the time of sale, at prices related to such prevailing market prices, or at negotiated prices;

•
in privately negotiated transactions other than exchange or quotation service transactions;

•
short sales, purchases or sales of put, call or other types of options, forward delivery contracts, swaps, offerings of structured equity-linked securities or other derivative transactions or securities;

•
hedging transactions, including, but not limited to:

•
transactions with a broker-dealer or its affiliate, whereby the broker-dealer or its affiliate will engage in short sales of shares and may use shares held by such selling stockholder to close out its short position;

•
options or other types of transactions that require the delivery of shares to a broker- dealer or an affiliate thereof, who will then resell or transfer the shares; or

•
loans or pledges of shares to a broker-dealer or an affiliate, who may sell the loaned shares or, in an event of default in the case of a pledge, sell the pledged shares;

•
through offerings of securities exercisable, convertible or exchangeable for shares, including, without limitation, securities issued by trusts, investment companies or other entities;

•
offerings directly to one or more purchasers, including institutional investors;

•
through ordinary brokerage transactions and transactions in which a broker solicits purchasers;

•
through distribution to the security holders of the Selling Stockholders;

•
by pledge to secure debts and other obligations;

•
through a combination of any such methods of sale; or

•
through any other method permitted under applicable law.

The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act, if available, rather than under this prospectus.
There can be no assurance that any Selling Stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement of which this prospectus forms a part.
In addition, a Selling Stockholder that is an entity may elect to make an in-kind distribution of securities to its members, partners or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus with a plan of distribution. Such members, partners or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may file a prospectus supplement in order to permit the distributees to use the prospectus to resell the securities acquired in the distribution.
The Selling Stockholders also may transfer the securities in other circumstances, in which case the transferees, pledgees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus. Upon being notified by the Selling Stockholders that a donee, pledgee, transferee, other successor-in-interest intends to sell our securities, we will, to the extent required, promptly file a supplement to this prospectus to name specifically such person as a Selling Stockholder.
Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.
In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker- dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.
We are required to pay certain fees and expenses incurred by the Company incident to the registration of the Securities. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act. The Company shall not be responsible for any of the Selling Stockholders’ selling costs incurred pursuant to any available method provided hereunder for selling securities.
We are obligated to maintain the effectiveness of this registration statement until all of the Shares registered pursuant to it (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the shares of Common Stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the shares of Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B
SELLING STOCKHOLDERS
The shares of Common Stock being offered by the Selling Stockholders are those previously issued to the Selling Stockholders. For additional information regarding the issuances of those shares of Common Stock, see the section of this prospectus titled “Prospectus Summary — Recent Developments — [      ].” We are registering the Securities in order to permit the Selling Stockholders to offer the Securities for resale from time to time.
Information About the Selling Stockholders
The following table sets forth, based on information provided to us by or on behalf of the Selling Stockholders or known to us, the name of the Selling Stockholders and the number of shares of Common Stock beneficially owned by the Selling Stockholders before and after this offering.
The table below lists the Selling Stockholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Exchange Act, and the rules and regulations thereunder) of the shares of Common Stock held by each of the Selling Stockholders.
The Selling Stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.” The beneficial ownership of the Selling Stockholders in the below table is based upon [    ] shares of Common Stock outstanding as of [           ], 2026.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including derivative securities, such as options and warrants, that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a particular person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options and warrants held by such person or entity were deemed outstanding if such securities are currently exercisable or become exercisable within 60 days following of [           ], 2026. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.
Name of Selling Stockholders	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After the Offering	Percentage of Shares of Common Stock Owned After the Offering
[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]	[•]
Relationships with the Selling Stockholders
The Selling Stockholders have not had any material relationships with our officers, directors, or affiliates over the past three years, except (i) for the ownership of the Securities, (ii) as described in the section of this prospectus titled “Prospectus Summary — Recent Developments — [•],” and (iii) as described in this section and in the table and footnotes above.

Annex C
Swarmer, Inc
Selling Stockholder Questionnaire
The undersigned beneficial owner of Registrable Shares, comprising shares of common stock of the Company, par value $0.00001 per share, of Swarmer, Inc, a Delaware corporation (the “Company”), understands that, pursuant to the Company’s obligations under that certain Registration Rights Agreement, dated as of [•], 2026 (the “Registration Rights Agreement”), by and among the Company and the Sellers, the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) with respect to the resale under Rule 415 of the Securities Act of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. A copy of the prospectus to be included in the Registration Statement is attached hereto as Exhibit A. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Registration Rights Agreement.
Certain legal consequences arise from being named as a selling stockholder in the Registration Statement. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement.
NOTICE
The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.
The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE
1.   Name.
(a)
Full Legal Name of Selling Stockholder

(b)
Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)
Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.
Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3.
Broker-Dealer Status:

(a)   Are you a broker-dealer?
Yes ☐   No ☐
(b)
If “yes” to Section 3(a), did you receive your Registrable Shares as compensation for investment banking services to the Company?

Yes ☐   No ☐
Note:   If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)
Are you an affiliate of a broker-dealer?

Yes ☐   No ☐
(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐   No ☐
Note:   If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
4.
Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than Registrable Securities.

5.
Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:
6.
Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution contained in the prospectus to the Registration Statement and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.
State any exceptions here:

***********
The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof. All notices to the Company hereunder shall be made in accordance with the notice provisions contained in the Registration Rights

Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Questionnaire.
The undersigned also agrees to provide the Company and the Company’s counsel any and all such further information regarding the undersigned promptly upon request in connection with the preparation, filing, amending or supplementing of the Registration Statement (or any prospectus contained therein). The undersigned hereby consents to the use of all such information in the Registration Statement.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the prospectus contained therein.
By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with the Registration Statement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.
The undersigned confirms that, to the best of its knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
[Signature Page Follows]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Date:	Beneficial
Owner:
By:
Name:
Title:
PLEASE EMAIL A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE TO:
[•]
[•]
[•]
Attention: [•]
Facsimile: [•]
Email: [•]

Exhibit A
[Prospectus — Attached]

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY T03919-S49149 The Board of Directors recommends you vote FOR the following proposals: 2. To approve an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain ! ! ! ! ! ! SWARMER, INC SWARMER, INC 4515 SETON CENTER PKWY #330 AUSTIN, TX 78759 1. To approve, for purposes of complying with the stockholder approval requirements of Nasdaq Listing Rule 5635(a), the issuance of up to 5,487,067 shares of Common Stock in connection with Swarmer, Inc's (the "Company") acquisition of Ratel Robotics pursuant to the Purchase Agreement, by and among the Company and the sellers named therein (the "Share Issuance Proposal"). Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 29, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SWMR2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 29, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com. T03920-S49149 SWARMER, INC SPECIAL MEETING OF STOCKHOLDERS OCTOBER 30, 2026 AT 10:00 A.M. EASTERN TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Alexander Fink and Brooks Ensign, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Swarmer, Inc that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Eastern Time, on October 30, 2026, at www.virtualshareholdermeeting.com/SWMR2026SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations for each of the proposals included herein. If any other matters properly come before the meeting, and any adjournment or postponement thereof, the persons named in the proxy will vote in their discretion on such matters. Continued and to be signed on reverse side